                                   EVERGREEN
                            VARIABLE ANNUITY TRUST





                               SEMIANNUAL REPORT
                                 JUNE 30, 2000



                                                               MUTUAL FUND
                           [LOGO OF EVERGREEN FUNDS]          SERVICE AWARD
                                                                   1999

--------------------------------------------------------------------------------
                               Table of Contents
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1

Evergreen VA Blue Chip Fund
  Fund at a Glance & Portfolio Manager Interview ..........................    2
  Financial Highlights ....................................................    5
  Schedule of Investments & Financial Statements ..........................    6

Evergreen VA Capital Growth Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   14
  Financial Highlights.....................................................   17
  Schedule of Investments & Financial Statements ..........................   18

Evergreen VA Equity Index Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   24
  Financial Highlights ....................................................   27
  Schedule of Investments & Financial Statements ..........................   28

Evergreen VA Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   47
  Financial Highlights ....................................................   50
  Schedule of Investments & Financial Statements ..........................   51

Evergreen VA Foundation Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   59
  Financial Highlights ....................................................   62
  Schedule of Investments & Financial Statements ..........................   63

Evergreen VA Global Leaders Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   72
  Financial Highlights ....................................................   77
  Schedule of Investments & Financial Statements ..........................   78

Evergreen VA Growth Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   86
  Financial Highlights ....................................................   89
  Schedule of Investments & Financial Statements ..........................   90

Evergreen VA Growth & Income Fund
  Fund at a Glance & Portfolio Manager Interview ..........................   99
  Financial Highlights ....................................................  102
  Schedule of Investments & Financial Statements ..........................  103

Evergreen VA High Income Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  115
  Financial Highlights ....................................................  118
  Schedule of Investments & Financial Statements ..........................  119

Evergreen VA International Growth Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  125
  Financial Highlights ....................................................  129
  Schedule of Investments & Financial Statements ..........................  130

Evergreen VA Masters Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  140
  Financial Highlights ....................................................  148
  Schedule of Investments & Financial Statements ..........................  149

Evergreen VA Omega Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  168
  Financial Highlights ....................................................  172
  Schedule of Investments & Financial Statements ..........................  173

Evergreen VA Perpetual International Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  180
  Financial Highlights ....................................................  184
  Schedule of Investments & Financial Statements ..........................  185

Evergreen VA Small Cap Value Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  197
  Financial Highlights ....................................................  200
  Schedule of Investments & Financial Statements ..........................  201

Evergreen VA Special Equity Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  209
  Financial Highlights ....................................................  212
  Schedule of Investments & Financial Statements ..........................  213

Evergreen VA Strategic Income Fund
  Fund at a Glance & Portfolio Manager Interview ..........................  223
  Financial Highlights ....................................................  226
  Schedule of Investments & Financial Statements ..........................  227

Combined Notes to Schedules of Investments ................................  234

Combined Notes to Financial Statements ....................................  235

                             Letter to Shareholders
                             ----------------------
                                   August 2000


     [PHOTO]

  William M. Ennis
 President and CEO


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust semiannual report, which covers the six-month period ended June 30, 2000.

Interest Rate Uncertainty Influences the Markets

During the past six months, the U.S. markets have experienced significant ups and down. Technology, communications and biotechnology stocks reigned supreme during the first half of the period only to undergo a volatile environment during the latter half of the period. While these sectors experienced sharp corrections late in the period, they remain favored sectors.

During the six-month period the Federal Reserve Board raised short-term interest rates three times. One key question for investors is whether the Federal Reserve Board will be able to negotiate a so-called "soft landing" by increasing interest rates just enough to cool inflation and promote moderate economic growth or whether there will be a more destructive outcome, with a recession and bear market. We continue to lean toward the optimistic view. A pickup in productivity is what typically allows the U.S. economy to expand without inflation, accompanied with strong corporate earnings and rising real wages. Because technology spending remains so strong, we believe that U.S. productivity will continue to grow rapidly.

Despite the recent volatility and the potential effects of interest rate increases in the U.S., we believe investors remain generally positive about the markets and their long-term potential. At Evergreen, we believe these economies are still fundamentally strong and remain cautiously optimistic about continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Thank you for your continued investment in Evergreen Funds.



Sincerely,


/s/  William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Blue Chip Fund
                      Fund at a Glance as of June 30, 2000


"Our investment philosophy is based on the belief that, over time, earnings growth is the main determinant of stock price performance."

                                   Portfolio
                                  Management
                                --------------

                                    [PHOTO]

                               Judith A Warners
                              Tenure:  April 2000


--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date                                              4/28/2000
Cumulative Returns
Since Portfolio Inception                                                -0.60%

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Performance results are extremely short term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks effecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

All data is as of June 30, 2000 and subject to change

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Blue Chip Fund
                           Portfolio Manager Interview


How did the Fund perform?

The Fund performed very well, but it began investment operations only in April of this year and we believe investors should take a long-term view and not be too influenced by short-term results.



                                   Portfolio
                                 Characteristics
                                 ---------------
                                (As of 6/30/2000)

Total Net Assets                                                      $5,363,686
Number of Holdings                                                           118
P/E Ratio                                                                  36.2x


How do you manage the Fund?

Over the long-term, our goal is to perform better than both the average large-cap core portfolio fund, as tracked by Lipper Inc., an independent monitor of mutual fund performance, and the S&P 500 Index.

Our investment philosophy is based on the belief that, over time, earnings growth is the main determinant of stock price performance.

We model this Fund after the Evergreen Blue Chip Fund, which has built a successful record investing in leading companies for more than 60 years. In managing the Fund, our approach is to invest in quality, large- and medium-sized companies, and have reasonable diversification across industries and sectors. We use a bottom-up stock-selection method, investing in stocks based upon our fundamental analysis of the characteristics of each company. This fundamental analysis considers both quantitative and qualitative factors, but we also look for a catalyst that can drive the company's stock price. The quantitative factors may include attractive earnings growth, strong balance sheets and healthy cash flows, and attractive stock valuations. The qualitative factors include market leadership positions in growing markets, superior management that seeks competitive advantages over competitors and that are dedicated to the financial interests of shareholders. Catalysts for stock price performance may be an acceleration in earnings growth, an important change in the company or industry, and important products approaching or in a rapid increase in their sales volume cycle.


                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Information Technology                                                     32.6%
Financials                                                                 12.2%
Health Care                                                                10.3%
Energy                                                                      9.6%
Consumer Discretionary                                                      9.0%


In what type companies do you invest?

The core of the Fund's portfolio consists of high quality, multi-national companies that in many cases have become household names because of their strong industry leadership. They typically include companies such as Microsoft, Wal-Mart, AOL, Intel, American International Group, Johnson & Johnson, General Electric, Merck, Medtronics and Tyco International. All these companies were in the Fund's portfolio on June 30, 2000. These companies, which provide the nucleus for the Fund, are the true blue chip companies in American industry.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Blue Chip Fund
                           Portfolio Manager Interview


Around this core we add companies that we believe have the potential to be the future blue chip leaders. They are growing companies that already possess the characteristics of high quality companies, but may be in new markets or new market niches. Two good examples in which the Fund has invested are Siebel Systems, which produces customer relationship software to facilitate commerce over the internet; and Millenium Pharmaceuticals, a biotech company involved in producing therapeutic and diagnostic products for the health care industry.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                        4.3%
Intel Corp.                                                                 3.5%
Cisco Systems, Inc.                                                         3.1%
Microsoft Corp.                                                             3.1%
Exxon Mobil Corp.                                                           2.6%
Viacom, Inc., Class B                                                       1.8%
Citigroup, Inc.                                                             1.7%
Wal-Mart Stores, Inc.                                                       1.7%
International Business Machines Corp.                                       1.6%
American International Group, Inc.                                          1.5%


How was the Fund's portfolio structured as of June 30, 2000?

The largest sector weightings were: technology, at 32.6% of net assets; financials, 12.2% of net assets; health care, 10.3% of net assets; and energy, at 9.6% of net assets.

Our largest positions included: Microsoft, the world's leading software company whose stock price, we believe became more attractive because of the impact of the government's anti-trust case; Wal-Mart, the nation's leading retailing company that now is diversifying into Europe and Latin America; Exxon, the world's largest energy company following its merger with Mobil Oil; Cisco Systems, the technology giant that provides the backbone for the internet as well as computer networks throughout the world.

Each of these companies is a high-quality, multinational blue chip corporation with excellent records of improving their earnings growth rates.


What is your outlook?

We believe the Federal Reserve Board may be successful in slowing the rate of economic growth by tightening the money supply through increases in short-term interest rates. We have seen some signs that the rate of economic expansion may be slowing, although we would not rule out some further increases in short-term rates by the Federal Reserve Board. We expect the stock markets to continue to be choppy, with short-term movements both pushing stock prices up and pulling them down. Moreover, uncertainty about the upcoming elections as well as recent rallies in major stock market indices could indicate that the markets could suffer further corrections.

In this environment, we expect to increase our weightings in those sectors with positive earnings potential, including health care, technology, communications equipment, internet infrastructure and software. We plan to trim back our positions in successful investments that have advanced to relatively high stock prices, and we will re-evaluate any holdings that have raised questions because of factors such as disappointing earnings.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                       Fund at a Glance as of June 30, 2000


"We employed the Fund's ongoing strategy of investing in large, fundamentally stable companies with reasonable stock valuations, and it held up well."


                             Portfolio Management
                             --------------------

                    [PHOTO]                         [PHOTO]

                 John Davenport,                    Richard
                      CFA                          Skeppstrom
               Tenure: March 1998              Tenure: March 1998


                    [PHOTO]                         [PHOTO]

                  Steve Certo                      Craig Dauer
               Tenure: March 1998              Tenure: March 1998


                                    [PHOTO]

                                 Jay Jordan, CFA
                               Tenure: March 1998


--------------------------------------------------------------------------------
                             PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                              3/3/1998
Average Annual Returns
6-month                                                                   4.30%
1 year                                                                    1.50%
Since Portfolio Inception                                                 8.41%
6-month income dividends per share                                       $0.01
6-month capital gain distributions per share                             $0.45


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                 VA Capital Growth Fund     Consumer Price Index - US    S & P 500 Composite Total Return      Russell 1000 Value
                 ----------------------     -------------------------    --------------------------------      ------------------
    3/3/98               10,000                      10,000                           10,000                         10,000
  06/30/98               10,200                      10,068                           10,859                         10,659
  12/31/98               10,864                      10,124                           11,861                         10,989
  06/30/99               11,888                      10,266                           13,332                         12,404
  12/31/99               11,570                      10,395                           14,359                         11,797
  06/30/00               12,066                      10,582                           14,298                         11,298


Comparison of a $10,000 investment in Evergreen VA Capital Growth Fund 1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value, and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                           Portfolio Manager Interview


How did the Fund perform?

Evergreen VA Capital Growth Fund returned 4.30% for the six-month period ended June 30, 2000, surpassing its benchmark, the S&P 500 Index, which returned -0.42% for the same period. For the same period, the Russell 1000 Value Index returned -4.23%. We attribute the strong relative performance to the Fund's conservative investment philosophy, its bias toward quality and lower exposure to the technology sector particularly during March 2000 through May 2000 when the technology sector experienced a sharp correction.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (As of 6/30/2000)

Total Net Assets                                                     $29,951,035
Number of Holdings                                                            39
P/E Ratio                                                                  28.0x


What was the investment environment like for the period?

The stock market was filled with emotion and volatility in the first half of 2000. As the year opened, investor speculation that began in 1999 sent stock prices soaring and many valuations to unprecedented levels. The ensuing "wealth effect" of the stock market's rise had fueled both unsustainably strong economic growth and concerns about future inflation. Interest rates were rising; and investors believed the Federal Reserve Board--which began pushing interest rates higher in June 1999--would continue the trend until inflationary pressures were sufficiently cooled.

The roller coaster ride intensified, mid-way through the Fund's fiscal period. Concerns that higher interest rates and slower economic growth would dampen corporate earnings replaced the euphoria that had driven valuations to elevated levels. Investors began to unwind many speculative trades, causing some stock prices to plummet. Technology issues, in particular, corrected sharply. As the period closed, market sentiment had once again reversed course. Signs of slower economic growth caused investors to be optimistic that the Fed might end its string of interest rate hikes and adopt a more neutral monetary policy. With new and growing confidence, the market regained an emotionally charged, highly speculative nature; and technology stocks--with their continued high valuations--resumed market leadership.


                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Industrials                                                                26.6%
Consumer Staples                                                           15.2%
Health Care                                                                13.9%
Financials                                                                 13.1%
Information Technology                                                     10.8%


How did this environment affect the Fund's investment strategies?

We employed the Fund's ongoing strategy of investing in large, fundamentally stable companies with reasonable stock valuations, and it held up well. Several companies, in particular, turned in impressive performances. Tyco International, the Fund's largest position, climbed 22% during the period. The stock rebounded from a slump in the fourth quarter of 1999, which stemmed from an acquisition accounting

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                           Portfolio Manager Interview


controversy. Tyco, itself, requested that the Securities and Exchange Commission
(SEC) look into the matter, and the SEC cleared the company of using any marginal practices. Another holding, Intel Corporation, rose 62% since the beginning of the year. Intel, which was the Fund's only significant position in the so-called high-flying stocks, was one of the market's best-performing larger technology stocks. Further, it carried a reasonable valuation. When other technology stocks were trading at 100 times earnings, Intel was valued at approximately 30 times earnings.

We believed it was a high quality company with strong growth prospects. The health care sector also contributed to the Fund's performance. On the flipside, the Fund was slightly over-weighted in the financial sector, which detracted from performance. Other holdings, such as Masco Corporation and Illinois Tool Works, also limited returns.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

Tyco International Ltd.                                                     5.3%
First Data Corp.                                                            4.5%
SYSCO Corp.                                                                 4.5%
Automatic Data Processing, Inc.                                             4.3%
Philip Morris Co., Inc.                                                     4.2%
Intel Corp.                                                                 4.2%
Tenet Healthcare Corp.                                                      4.1%
WorldCom, Inc.                                                              3.6%
Kimberly-Clarke Corp.                                                       3.3%
Sherwin Williams Co.                                                        3.2%


What is your outlook?

We think the environment will be similar to that of the last six months, a lot of volatility with little net change. In our opinion, the Federal Reserve Board is in a "catch-22" position. Clearly, the economy's growth is directly tied to the level of the stock market. We expect stocks to move higher again when investors are convinced the Federal Reserve Board is done raising rates. However, if stocks surge, the Federal Reserve Board will be forced to tighten policy further, which could bring prices down.

Also, investors are anticipating the annual earnings of S&P 500 companies to continue to grow in the 15% to 20% range like they have during the past several quarters. Expectations are exceptionally high for technology companies. We think these expectations are too aggressive and believe earnings could come in lower, especially if the economy slows. That leaves considerable downside risk for some stocks, since many valuations still range from 80 to 100 times earnings. In our opinion, the situation underscores the importance of selecting companies with sound financial fundamentals and reasonable valuations--we think the Fund's more conservative investment strategy will continue to serve its investors well.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Fund at a Glance as of June 30, 2000


"We believe the Fund is an attractive opportunity for investors because it is fully diversified and captures all sectors of the economy."


                                   Portfolio
                                  Management
                                  ----------

                               William E. Zieff
                               Tenure: May 2000


--------------------------------------------------------------------------------
                             PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                              9/29/1999
Cumulative Returns
6-month                                                                  -0.44%
Since Portfolio Inception                                                14.97%
6-month capital gain distributions per share                             $0.03


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------


                                     [GRAPH]

                 VA Equity Index Fund     Consumer Price Index - US      S&P 500 Composite Total Return
  09/29/99              10,000                      10,000                          10,000
  10/30/99              10,100                      10,018                          10,633
  11/30/99              10,911                      10,024                          10,849
  12/31/99              11,547                      10,024                          11,488
  01/31/00              10,963                      10,048                          10,911
  02/29/00              10,763                      10,107                          10,704
  03/31/00              11,799                      10,191                          11,751
  04/30/00              11,456                      10,197                          11,398
  05/31/00              11,224                      10,203                          11,164
  06/30/00              11,497                      10,204                          11,439


Comparison of a $10,000 investment in Evergreen VA Equity Index Fund1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Performance results are extremely short-term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks effecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the six-month period ended June 30, 2000, the Evergreen VA Equity Index Fund had a return of -0.44%. The Fund tracked the return of its benchmark, the S&P 500, which returned -0.42% for the same period.

The Fund seeks to achieve price and yield performance that closely aligns with the S&P 500. We use a stratified sampling technique to replicate industry positions versus the benchmark, and to minimize the variation in returns between the Fund and the Index. We have improved trading execution, which has enhanced the Fund's returns. This has been especially critical in the first six months of 2000, given the large amount of additions and deletions to the S&P 500. We emphasized completing those actions in the most timely and cost effective manner. Close risk-monitoring has also aided performance. The Fund is fully invested at all times, and we rebalance the Fund daily to ensure consistency with the S&P 500 Index.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (As of 6/30/2000)

Total Net Assets                                                     $28,323,502
Number of Holdings                                                           500
P/E Ratio                                                                  34.6x


What was the investment environment like during the period?

The U.S. equity market exhibited extreme price volatility as the speculative excesses that built up in the last quarters of 1999 and early 2000 unwound. That volatility had a major impact on the S&P 500. In the first six months of 2000, the S&P 500 had intra-day swings of more than 1% on 95% of its trading days. On more than 60% of its trading days, those intra-day swings exceeded 2%.

Merger and acquisition activity also had a significant impact on the S&P 500, and thus on the Fund. Over the past six months, 25 new companies were added to the S&P 500. These stocks were also added to the Fund's portfolio. Many of those firms fell within the technology and telecommunications sectors, such as Yahoo!, Broadcom Corp., VERITAS Software, and QUALCOMM. As a result, the S&P 500 has shifted to focus on so-called "New Economy" stocks, a shift mirrored in the Fund's portfolio.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Information Technology                                                     29.7%
Financials                                                                 12.1%
Health Care                                                                11.1%
Consumer Discretionary                                                     10.3%
Industrials                                                                 8.7%

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                           Portfolio Manager Interview


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                        3.9%
Intel Corp.                                                                 3.3%
Cisco Systems, Inc.                                                         3.3%
Microsoft Corp.                                                             3.1%
Pfizer, Inc.                                                                2.2%
Exxon Mobil Corp.                                                           2.0%
Wal-Mart Stores, Inc.                                                       1.9%
Oracle Systems Corp.                                                        1.8%
Citigroup, Inc.                                                             1.5%
Nortel Networks Corp.                                                       1.5%


What is your outlook?

Recent economic data suggest that Gross Domestic Product growth may finally be cooling. In addition, uncertainty about inflation and interest rates seems to be tempering. We believe that tighter monetary policy and a less exuberant equity market will produce a soft landing by 2001. The outlook for equities will be somewhat contingent on the Federal Reserve Board's engineering a soft landing for the economy. Overall, we expect earnings to remain strong and supportive of stocks. We believe that merger and acquisition activity will continue to be strong, but may slow from the torrid pace of the last few years and return to more historical levels. However, we expect volatility to continue to increase. Despite that, we remain optimistic on the longer-term outlook for the equity market. We believe the recent market correction has reduced market speculation and moderated the excessive valuations prevailing at the end of March, setting the stage for a broader and more sustainable market advance.

We believe the Fund is an attractive opportunity for investors because it is fully diversified and captures all sectors of the economy.

                        EVERGREEN VARIABLE ANNUITY TRUST
                                Evergreen VA Fund
                     Fund at a Glance as of June 30, 2000


"We remained consistent in our largest holdings, all of which were large-cap, global industry leaders with strong records of revenue and earnings."


                                   Portfolio
                                  Management
                                  ----------

                                    [PHOTO]

                             Jean C. Ledford, CFA
                              Tenure: August 1999


                                    [PHOTO]

                               Richard S. Welsh
                              Tenure: August 1999


--------------------------------------------------------------------------------
                             PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                               3/1/1996
Average Annual Returns
6-month                                                                  -2.73%
1 year                                                                    5.58%
3 year                                                                   14.04%
Since Portfolio Inception                                                17.45%
6-month capital gain distributions per share                             $0.29


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               VA Evergreen Fund       Consumer Price Index - US     S&P 500 Composite Total Return     Russell 2000
    3/1/96             10,000                  10,000                           10,000                     10,000
  06/30/96             10,590                  10,116                           10,549                     10,714
  12/31/96             11,486                  10,239                           11,782                     11,309
  06/30/97             13,528                  10,349                           14,209                     12,463
  12/31/97             15,753                  10,413                           15,712                     13,839
  06/30/98             17,158                  10,523                           18,495                     14,521
  12/31/98             16,769                  10,581                           20,202                     13,486
  06/30/99             19,007                  10,730                           22,707                     14,738
  12/31/99             20,631                  10,865                           24,455                     16,353
  06/30/00             20,067                  11,060                           24,351                     16,849


Comparison of a $10,000 investment in Evergreen VA Fund1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 2000 Index (Russell 2000), and the Consumer Price Index (CPI).

The S&P 500 and the Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                                Evergreen VA Fund
                           Portfolio Manager Interview


How did the Fund perform?

Evergreen VA Fund returned -2.73% for the six-month period ended June 30, 2000. During the same period, the benchmark S&P 500 returned -0.42%. The Russell 2000 returned 3.04% for the same period.


                                    Portfolio
                                 Characteristics
                                 ---------------
                                (As of 6/30/2000)

Total Net Assets                                                     $73,298,317
Number of Holdings                                                           113


What factors most influenced performance during the six-month period?

The sectors that helped us the most were technology, health care and energy. In technology, where we had a slight over-weighting relative to the S&P 500, we continued to take advantage of increased spending on infrastructure development. Our larger technology holdings, global leaders in technology infrastructure development, all were major contributors to performance. At the end of the fiscal period on June 30, 2000, our investments in the information technology industry totaled 27.6% of net assets.

The Fund's weighting in health care was about even with that of the benchmark S&P 500. At the end of the period, health care accounted for 13.1% of net assets. Our health care investments did very well. One of our top contributors was Pfizer, the result of the merger of two powerful pharmaceutical companies, Pfizer and Warner Lambert. This combined company is benefiting both from strong revenue growth and an excellent flow of new products into the market.

We substantially increased our investments in energy during the six-month period, and these holdings were strong contributors to performance. This sector benefited from increasing economic growth rates throughout the world and rising oil prices. Our investments in oil service companies such as Schlumberger, Halliburton and Baker Hughes all performed well, as did Exxon Mobil, the world's largest integrated energy company and a top holding of the Fund throughout the period. During the six-month period, our emphasis on energy went from an under-weighted position to a significant over-weighted position relative to the S&P 500. On June 30, energy accounted for 9.6% of net assets.

Performance was held back, however, by our emphasis on other cyclical industries, such as capital goods and basic materials. Despite strong global economic expansion, these stocks did not perform well, even with accelerating revenue and earnings growth.


                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     27.6%
Health Care                                                                13.1%
Consumer Discretionary                                                     10.3%
Industrials                                                                 9.8%
Energy                                                                      9.6%


What were your principal strategies during the period?

We remained consistent in our largest holdings, all of which were large-cap, global industry leaders with strong records of revenue and earnings.

                        EVERGREEN VARIABLE ANNUITY TRUST
                                Evergreen VA Fund
                           Portfolio Manager Interview


In our stock-selection process, we look for market sectors where earnings and revenue growth rates are improving. We tend to emphasize established large-cap companies with good earnings records, strong managements, and catalysts--such as new product introductions or changes in market opportunities--that give them new growth opportunities. As we entered the period, we were witnessing strong economic growth in the United States and accelerating growth throughout the world. This led us to over-weight those areas with the greatest growth from this economic expansion, including technology, energy, capital goods and basic materials. While we had a positive outlook on all these industries, the stock market did not have confidence in the sustainability of the growth rates in capital goods and basic materials.

In technology, we had our greatest concentrations in global leaders, particularly infrastructure stocks providing the backbones for the internet, networking and communications systems. Major holdings that did well included Nortel Networks, Intel, and Oracle.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                        5.6%
Intel Corp.                                                                 4.8%
Cisco Systems, Inc.                                                         3.5%
Exxon Mobil Corp.                                                           3.0%
Pfizer, Inc.                                                                3.0%
Nortel Networks Corp.                                                       2.6%
Wal-Mart Stores, Inc.                                                       2.3%
Johnson & Johnson                                                           2.2%
American International Group, Inc.                                          1.9%
Sun Microsystems, Inc.                                                      1.9%


What is your outlook?

We expect a continuation of the more recent trends that have favored the technology, health care and energy industries. Each of these areas has surpassed even the most optimistic forecasts of a year ago, as they have shown remarkable resilience in their earnings as the U.S. economy has shown continued strength and the foreign markets have accelerated in growth.

In the second half of the year, market opportunities will depend upon corporate profitability and the level of interest rates. We believe we are experiencing a long-term, secular increase in economic productivity, corporate profitability and improving returns on financial assets. Investments in companies with sustainable underlying earnings and revenue growth should continue to be rewarded.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Fund at a Glance as of June 30, 2000


"In our stock-selection process, we look for market sectors where earnings and revenue growth rates are improving."


                                    Portfolio
                                   Management
                                   ----------

                                    [PHOTO]

                             Jean C. Ledford, CFA
                              Tenure: August 1999


                                    [PHOTO]

                             Richard S. Welsh, CFA
                              Tenure: August 1999


--------------------------------------------------------------------------------
                             PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                               3/1/1996
Average Annual Returns
6-month                                                                  -0.99%
1 year                                                                    4.08%
Since Portfolio Inception                                                14.32%
6-month capital gain distributions per share                             $0.09


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------


                                    [GRAPH]

                   VA Foundation Fund   Consumer Price Index - US    S & P 500 Composite Total Return     Lehman Brothers Govt/Corp
    3/1/96               10,000                  10,000                           10,000                            10,000
  06/30/96               10,071                  10,116                           10,549                            9,963
  12/31/96               11,527                  10,239                           11,782                            10,448
  06/30/97               13,056                  10,349                           14,209                            10,734
  12/31/97               14,732                  10,413                           15,712                            11,468
  06/30/98               15,756                  10,523                           18,495                            11,939
  12/31/98               16,299                  10,581                           20,202                            12,556
  06/30/99               17,155                  10,730                           22,707                            12,271
  12/31/99               18,033                  10,865                           24,455                            12,284
  06/30/00               17,855                  11,060                           24,351                            12,796


Comparison of a $10,000 investment in Evergreen VA Foundation Fund1 versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index
(CPI).

The S&P 500 and the LBGCBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

U.S. government guarantee apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                           Portfolio Manager Interview


How did the Fund perform?

Evergreen Foundation Fund had a total return of -0.99% for the six-month period ended June 30, 2000. For the same period, the S&P 500, returned -0.42% and the Lehman Brothers Government/Corporate Bond Index returned 4.18%.


                                    Portfolio
                                 Characteristics
                                -----------------
                                (As of 6/30/2000)

Total Net Assets                                                    $176,320,583
Number of Holdings                                                           125
P/E Ratio                                                                  39.0x


What were the factors that most influenced performance?

In the equity portion of the portfolio, holdings in technology, health care and energy were the largest positive contributors. In technology, where we had a slight over-weighting relative to the S&P 500, we continued to take advantage of increased spending on infrastructure development. Many of our larger technology holdings are global leaders in these areas, and were major contributors to performance.

The Fund's equity weighting in health care was about even with that of the benchmark S&P 500. Our health care investments did very well. One of our top contributors was Pfizer, the result of the merger of two powerful pharmaceutical companies, Warner Lambert and Pfizer. This combined company is benefiting both from strong revenue and earnings growth from an excellent flow of new products into the market. The Fund's health care weighting at the end of the fiscal period totaled 9.0% of net assets. We substantially increased our investments in energy during the six-month period, and these holdings were strong contributors to performance. This sector benefited from increasing economic growth rates throughout the world and rising oil prices. Our investments in oil service companies such as Schlumberger, Halliburton and Baker Hughes all performed well, as did Exxon Mobil, the world's largest integrated energy company and a top holding of the Fund throughout the period. During the six-month period, our emphasis on energy went from an under-weighted position to a significant over-weighted position relative to the S&P 500. On June 30, 2000 energy accounted for 6.8% of total net assets.

Lastly, the fixed income portion of the portfolio tended to increase the stability of the overall fund, as we concentrated on those areas of the market where we could find relatively attractive yields without taking undue price risk.


                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Information Services & Technology                                          19.3%
Health Care                                                                 9.0%
Consumer Discretionary                                                      7.7%
Industrials                                                                 6.9%
Energy                                                                      6.8%


What were your principal strategies during the six-month period?

We remained consistent in our asset allocation, with between 70% and 75% of assets in equities and between 25% and 30% of Fund assets in fixed income. Within the fixed income portion of the portfolio, we concentrated on the high quality portion of the spectrum, emphasizing Treasury securities and AAA-rated corporate bonds from blue chip, industry leaders. In a period of volatility in the fixed income markets,

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                           Portfolio Manager Interview


we tended to invest in bonds where attractive yields compensated for price fluctuations, such as 10-year Treasuries. Duration, or the portfolio's sensitivity to changes in interest rates, remained fairly consistent at about 6 years.

Among the major positions in the equity portfolio, we also remained consistent, with few changes in our top 10 positions, which tended to be established, large-cap industry leaders.

In our stock-selection process, we look for market sectors where earnings and revenue growth rates are improving. We tend to emphasize larger companies with good earnings records, strong managements, and catalysts--such as new product introductions or changes in market opportunities--that give them new growth opportunities. As we entered the period, we were witnessing strong economic growth in the United States and accelerating growth throughout the world. This led us to over-weight those areas with the greatest growth from this economic expansion, including technology, energy, capital goods and basic materials. While we had a positive outlook on all these industries, the stock market didn't have confidence in the sustainability of the growth rates in capital goods and basic materials.

In technology, we had our greatest concentrations in global leaders, particularly infrastructure stocks providing the backbones for the internet, networking and communications systems. Major holdings that did well included Nortel Networks, Intel, and Oracle.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

General Electric Co.                                                        3.9%
Intel Corp.                                                                 3.4%
Cisco Systems, Inc.                                                         2.4%
Exxon Mobil Corp.                                                           2.1%
Pfizer, Inc.                                                                2.1%
Nortel Networks Corp.                                                       1.8%
Wal-Mart Stores, Inc.                                                       1.7%
Johnson & Johnson                                                           1.6%
Sun Microsystems, Inc.                                                      1.3%
Time Warner, Inc.                                                           1.3%


What is your outlook?

We intend to remain consistent in our approach to managing this balanced fund. In the equity portion of the portfolio, we plan to concentrate on large-cap companies with growth, or the potential for growth, in both revenues and earnings. In the fixed income portion of the portfolio, we intend to maintain an emphasis on capital preservation and income through high quality investments.

We expect a continuation of the more recent trends that have favored the technology, health care and energy industries. Each of these areas has surpassed even the most optimistic forecasts of a year ago, as they have shown remarkable resilience in their earnings as the U.S. economy has shown continued strength and the foreign markets have accelerated in growth.

In the second half of the year, market opportunities will depend upon corporate profitability and the level of interest rates. We believe we are experiencing a long-term, secular increase in economic productivity, corporate profitability and improving returns on financial assets. Investments in companies with sustainable underlying earnings and revenue growth should continue to be rewarded.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                     Fund at a Glance as of June 30, 2000


"We will continue to rely on an investment approach that emphasizes disciplined stock selection, fundamental analysis and prudent country allocation."


                              Portfolio Management
                              --------------------

                                   Anthony Han
                               Tenure: March 2000

                                Edward D. Miska
                               Tenure: March 1997


--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                               3/6/1997
Average Annual Returns
6-month                                                                  -5.49%
1 year                                                                    8.80%
Since Portfolio Inception                                                13.56%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                     [GRAPH]

                  VA Global Leaders Fund    Consumer Price Index - US   MSCI World Equity Index
  03/06/97                 10,000                      10,000                     10,000
  06/30/97                 11,019                      10,044                     11,291
  12/31/97                 10,880                      10,107                     11,350
  06/30/98                 12,382                      10,213                     13,263
  12/31/98                 12,936                      10,269                     14,164
  06/30/99                 14,014                      10,414                     15,395
  12/31/99                 16,134                      10,545                     17,753
  06/30/00                 15,250                      10,734                     17,325


Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund(1) versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.



1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of June 30, 2000 and subject to change.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview


How did the Fund perform?

For the six-month period ended June 30, 2000, the Evergreen VA Global Leaders Fund had a total return of -5.49%. During the same six-month period, the Morgan Stanley Capital International World Index, a common benchmark for global stock investing, returned -2.56%.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (As of 6/30/2000)

Total Net Assets                                                     $34,498,934
Number of Holdings                                                            97



What was the investment environment like during the six-month period?

The Fund's returns were realized during an unusual time in the world's equity markets--characterized by extreme volatility, leading to wild swings both over weeks and months and even within inter-day trading. As 1999 ended, stock markets throughout the world had rallied on strong synchronized global expansion and the abatement of Year 2000 computer concerns. While the large-cap, industry-leading companies in which the Fund invests participated in this rally, they did not benefit as strongly as did smaller-cap, internet-related technology stocks or emerging markets companies.

A more speculative period emerged during the first two months of the new year. Global stock investing was difficult, as local influences were overwhelmed by daily events and reactions to the momentum of the U.S. market. During this period, positive performance tended to be focused narrowly in the new economy "TMT stocks" of the technology, media and telecommunications industries. Broadly diversified strategies such as the Fund's were not rewarded. This speculative run climaxed in late February, to be followed by a steep and swift sell-off in the TMT sectors. Money was rotated aggressively out of these areas and back into so-called "old economy" names.

March 2000 was positive for the Fund, marking a return towards fundamental investing principles. Market leadership began to broaden again to include companies that were able to show strong earnings growth, regardless of the industry in which they were achieved. Investor fascination waned with internet, technology and biotech stocks, many of which had no record of earnings and no prospects for any. The Fund regained momentum during this period, and performed well relative to the overall markets.

The second calendar quarter was characterized by great volatility early, followed by sharp declines in the world's equity markets and a moderate recovery during June to current levels. The environment was punctuated by repeated interventions by the Federal Reserve Board, which raised interest rates to snuff out any re-emergence of inflationary pressures and slow down the rapid rate of growth. Investors lost their focus on equities, and became enamored with the effects of rising interest rates on stock prices and corporate profitability. The quarter produced lackluster results from stocks, as market leadership was directionless, ebbing from the technology sector towards more defensive oriented industries. However, economic evidence late in the quarter indicated a slowing economy or "soft landing" may be at hand, setting the stage for a potential rally once second quarter earnings were announced.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                           Portfolio Manager Interview


                                  Top 5 Sectors
                                  -------------
                   (as a percentage of 6/30/2000 net assets)

Consumer Discretionary                                                     20.0%
Information Technology                                                     18.5%
Financials                                                                 16.4%
Industrials                                                                12.2%
Health Care                                                                 9.6%



What were your principal strategies?

We kept our country allocations relatively consistent, with slightly less than half of net assets invested in the U.S. Investments in the United Kingdom increased somewhat, from about 7.5% on December 31, 1999 to about 10% on June 30, 2000. At the same time, investments in Japan decreased from about 8.5% to about 6.5%. We maintained our level of diversification with 18 countries represented in the Fund.

In the U.S., we maintained positions in high-quality, globally-oriented companies that had risen to industry leadership in many different areas. These included companies such as Cisco Systems, General Electric, Intel, Microsoft, Citigroup, and Wal-Mart. We also added several companies, including technology company Sun Microsystems, Inc., financial services giant American Express Corp., brewer Anheuser-Busch Cos. and global telecommunications service provider Bell Atlantic. The extreme volatility during the period provided a unique opportunity to add these distinguished companies to our portfolio. We took advantage of price declines that we believe were unrelated to these companies' strong fundamentals. On the sell side, we sold or reduced our positions in names that either had largely disappointed or that showed signs of having near-term weakening outlooks.

They included SLM Holding, Inc., Carnival Corp., Maytag Corp. and Marriott International Corp. We also took advantage of extreme valuations given to our select holdings within technology, and took profits with partial sales of Cisco Systems, Intel, Microsoft and Oracle Corp.

In the United Kingdom, we added several new names, including Royal Bank of Scotland, which we believe is poised to become a leading global financial services company following its acquisition of Natwest. We also invested in two companies benefiting from the growth in technology: Sema Group, Europe's second largest technology services company, and Spirent, a leading technology component manufacturer. We also added shares of Airtours, Plc. a leading global player in the tourism and travel agent industry. Shares of industrial companies Laporte Plc, Williams Plc, Morgan Crucible and High Street retailer Next Plc were sold.

Within Continental Europe, the Fund made several changes, particularly in Germany. The Fund's longtime holdings in utility giants RWE and VEW were sold as mounting competitive pressures from falling electricity rates took their toll on the ability of these companies to generate continued strong profit growth. The Fund replaced them with fast growing firms, DePfa Bank, a leader in alternative financing for public sector and infrastructure projects, and MLP Ag, a growing leader in diversified financial services tapping into the growing European savings markets. A further play on that theme, BIPOP-Carire, of Italy was also added to the portfolio. The addition of Finnish company Tieto-enator OYJ, a leader in the Nordic region for information technology and consulting services and Swedish telecom giant LM Ericcson rounded out the Fund's new purchases.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Global Leaders Fund
                           Portfolio Manager Interview

The reduced weighting in Japan came primarily from our decision to cut our position in Seven-Eleven Japan Co., a long-time holding that had grown to become the Fund's largest position. Seven-Eleven's stock rose sharply during the early months of the period under review after the company announced it was forming an alliance with a leading internet retailer, under which Seven-Eleven store locations would also become distribution points for the retailer's products sold over the internet. In addition, Seven-Eleven announced it was considering installing ATM machines in its network of stores. As a result of the company's strong performance, we took profits by reducing the Fund's position by about half. We also realized profits in partial sales of the shares of Nintendo, as competitive pressures from Sony's new platform, Playstation 2 and Microsoft's intention to enter the field may weigh negatively on Nintendo's future profit picture. At the same time, we did invest in another Japanese firm, NTT Docomo, the country's leading mobile phone company, that is poised for global expansion.


How did the specific investment decisions affect performance?

Cisco Systems, the Fund's largest position, was up 19%, while Oracle Systems rose by 51.6% and Intel by 63.4%. Microsoft's stock did not perform as well, declining by 31% as investors worried about uncertainties created by the government's anti-trust case. Other domestic companies that performed well included Avon Products, Inc., +35.1%, Walt Disney Co. which rose by 32.6%, and Charles Schwab & Co., which was up 31.6%. Poor performers were primarily related to our retail investments, as interest rate fears dominated: Home Depot, Black & Decker, Wal-Mart, TJX Cos and GAP, Inc. all underperformed. Shares of Honeywell and Computer Associates declined on earnings warnings late in the quarter.

The foreign portion of the portfolio had a return of -7.70%, with adverse currency movements detracting from results by approximately 3%. Among the leading reasons contributing to the Fund's returns was the performance of Seven-Eleven Japan, which has risen 300% during 1999, but had corrected by 47.0% during the last six months. Overall, investments in euro-denominated countries, including France, Belgium, Italy and the Netherlands, tended to lag, primarily because of currency. Our Asian Pacific allocations performed poorly as well, as our small positions in Malaysia and Hong Kong underperformed.

Positive performance among foreign holdings was led by Bombardier Inc., a Canadian manufacturer, which rose by 32% during the six months on strong continued profit growth from aerospace. Consumer growth names such as Luxottica Spa, the Italian leader in eyeglasses, rose 39.0% and Numico, a Dutch leader in baby food and nutritional supplements, had a 29% return. German apparel maker Hugo Boss posted a rise of 30.8% on the introduction of new women's line of clothing. Energy-related names IHC Caland and Societe Technip rounded out the top performers, up 34% and 19%, respectively.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

Cisco Systems, Inc.                                                         3.0%
Nokia Corp., ADR                                                            2.5%
Seven-Eleven Japan Co. Ltd.                                                 2.4%
General Electric Co.                                                        2.4%
Bombardier, Inc., Class B                                                   2.4%
Intel Corp                                                                  2.3%
Citigroup, Inc.                                                             2.1%
Oracle Systems Corp.                                                        1.9%
Microsoft Corp.                                                             1.9%
Wal-Mart Stores, Inc.                                                       1.8%

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview


What is your outlook for global investing?

We have a positive outlook and believe that we have opportunities to achieve strong performance by investing in industry-leading companies that should be able to continue to increase their earnings.

Despite the incredible challenges of the past six months, we believe that we are well positioned from a company-specific, industry and geographic allocation to benefit in the coming months. We believe four key factors will affect the investment environment:

First, continued strength in demand for technology, including information services and hardware. In much of the world, the build-outs of the internet and of traditional and wireless telecommunications networks lag the United States. We expect countries and corporations will continue to invest in upgrading networks and expanding communications systems, creating demand for hardware, software and integration related consulting services.

Secondly, we believe that growth in the U.S. should continue, albeit at a slower, more sustainable pace. We believe the Federal Reserve Board will succeed in slowing growth and avoiding an increase in inflation. If successful, the Federal Reserve Board's policies should lengthen the record period of prosperity in the U.S., which has a major impact on markets throughout the world.

Thirdly, we believe that the environment in Europe should improve, helped by accelerating economic growth and the dividends of corporate restructuring, which has made many leading European companies more efficient competitors. As the U.S. economy begins to decelerate, growth in Europe should pick up. An increase in economic growth in Europe also would help support the value of the euro on world currency markets. Lastly, the economies in Asia, including Japan, should continue their slow recovery from the financial crisis of 1998. Japan, the region's leading economy, finally has begun to embrace economic reforms, although not at the pace or with the vigor that economists outside Japan would like.

We believe the Fund is appropriately positioned to harness the changes underway in the world. We will continue to rely on an investment approach that emphasizes disciplined stock selection, fundamental analysis and prudent country allocation. We plan to invest opportunistically and selectively in companies with records of consistent earnings leadership that have demonstrated their ability to grow as the economic environment changes and that are proactive in addressing shareholder's interests. We look forward to updating you on the Fund's continued progress.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Fund at a Glance as of June 30, 2000


"We are watching the financial sector closely. Financial stocks have been significantly out of favor,and the Fund has been substantially under-weighted there."

                              Portfolio Management
                              --------------------

                       [PHOTO]                      [PHOTO]

                  Ted Price, CFA               Linda Zigler, CFA
                Tenure:  March 1998           Tenure:  March 1998


                                    [PHOTO]

                              Jeff Drummond, CFA
                              Tenure: March 1998



--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date                                                3/3/1998
Average Annual Returns
6-month                                                                   25.45%
1 year                                                                    60.91%
Since Portfolio Inception                                                 15.35%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                   VA Growth Fund     Consumer Price Index - US     Russell 2000
                   --------------     -------------------------     ------------
     03/28/98          10,000                  10,000                  10,000
     06/30/98           9,287                  10,068                   9,927
     12/31/98           9,167                  10,124                   9,220
     06/30/99           8,663                  10,266                  10,076
     12/31/99          11,112                  10,395                  11,180
     06/30/00          13,941                  10,582                  11,519



Comparison of a $10,000 investment in Evergreen VA Growth Fund(1) versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.




1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Investment return and net asset value will fluctuate so an investor's shares when redeemed may be worth more or less than the original cost. Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to repeat. A portion of the returns may be due to investments in IPO's, private placements and/or leveraging investments techniques.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the six-month period ended June 30, 2000, Evergreen VA Growth Fund had a return of 25.45%, outperforming its benchmark, the Russell 2000 Index, which returned 3.04% for the same period.


                                    Portfolio
                                 Characteristics
                                -----------------
                                (As of 6/30/2000)

Total Net Assets                                                     $21,605,927
Number of Holdings                                                           148
P/E Ratio                                                                  29.5x


What was the investment environment like during the six-month period?

Unlike 1999, when momentum drove the market, the first half of 2000 has been more of a stock-pickers market. The Fund advanced very strongly in the first quarter, surpassing the Russell 2000, and declined less than its benchmark in the second quarter. Aiding our performance were good picks in technology, especially telecommunications equipment, and also in health care.

After the first quarter strength in technology stocks, we trimmed our position fairly substantially. At the highest point, 48% of the portfolio was invested in technology, including telecommunications. We cut back that percentage to the high-30% level. This action worked to the Fund's benefit as the sector subsequently collapsed. We used that opportunity to increase technology holdings. At the end of the second quarter, technology stocks had accelerated, and we reduced the Fund's position again. These moves positively impacted the total return performance. Several concerns have arisen in the technology sector. The business-to-business industry has largely collapsed, and there has been a significant slowing in the rate in the growth of cellular handsets. These factors likely point to the importance of careful stock selection in the months ahead.

Among the top holdings in the fund which have been good performers was Benchmark Electronics. Benchmark is a technology outsourcer that provides manufacturing services to original equipment manufacturers in the telecommunications, computer and peripheral business, as well as high-end audiovisual businesses; and Parlax Corp., which manufactures custom electronic components including flexible printed circuits. Sales and earnings have accelerated rapidly for both companies, and rising backlog point to potentially continuing rapid gains.

There were no fundamental changes in the health care industry from 1999, when the Fund's holdings detracted from performance. We are roughly equally weighted in health care to the Russell 2000 Growth Index, and within that broad category, are over-weighted in pharmaceuticals and health care services. However, we are under-weighted in biotechnology relative to the Russell 2000 because it is difficult to find good companies that meet our criteria. Including Affymetrix and Alkermes, we do own about ten biotechnology companies.

The portfolio is also over-weighted in capital goods companies. This sector includes telecommunications equipment companies that install the services. On the energy side, these firms produce parts for offshore rigs and natural gas turbine and lease and service HP compression engines.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                           Portfolio Manager Interview


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     31.2%
Industrials                                                                22.4%
Health Care                                                                14.5%
Consumer Discretionary                                                     10.6%
Energy                                                                      8.4%


Describe the strategy of the Fund?

The portfolio contains about 150 stocks, and we maintain individual stock weightings below 2% of total assets. We have learned over many years not to take big positions, but rather to spread them out. Our team of five portfolio managers has worked together since 1990: One of the key selling points for the Fund.

We believe the outlook for energy equities is favorable. The fundamentals of the industry indicate that energy supplies will stay very tight for this year and probably next; natural gas, in particular, will be in very short supply. Hence, we continue to be over-weighted in energy. Two of our larger holdings in this area are Hanover Compressor, one of the largest lessors and servicers of high-pressure gas compression equipment, principally for the oil and natural gas industry, and Shaw Group, a manufacturer of piping for turbines. Shaw's sales, earnings, and backlog are benefiting from the huge demand for natural gas-fired utility plants.

We also have focused on sectors of the transportation industry that are not affected by the cost of fuel, which we predict will remain high. The Fund owns regional airlines such as Atlantic Coast and Skywest, which are largely contract airlines: i.e., they are paid to fly. We have purchased freight forwarders because they are non-asset based shipping companies. Thus, they do not own the ships, planes, or trucks, and are not impacted by the cost of fuel.

We are watching the financial sector closely. Financial stocks have been out of favor over the past several years, and the Fund has been substantially under-weighted in this sector. Two small banks and one insurance company are in the portfolio, but there is no exposure to financial services. However, once the Federal Reserve Board drops interest rates, this could be an area that appreciates rapidly.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)


Benchmark Electronics, Inc.                                                 1.8%
Hanover Compressor Co.                                                      1.8%
Parlex Corp.                                                                1.6%
C & D Technologies                                                          1.6%
Shaw Group, Inc.                                                            1.5%
Sipex Corp.                                                                 1.5%
CSG Systems International, Inc.                                             1.4%
Kent Electronics Corp.                                                      1.3%
Dendrite International, Inc.                                                1.3%
Core Laboratories, NV                                                       1.3%


What is your outlook?

It appears that the Federal Reserve Board has been successful in slowing the economy. We do not expect a slowdown to impact our holdings too much, because they are growing due to demand for unique products. We are staying in close touch with managements to monitor growth prospects.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Growth and Income Fund
                      Fund at a Glance as of June 30, 2000


"We are bullish on both stocks and bonds and believe the internet is beginning to deliver benefits in improved productivity that are filtering through the entire economy."


                             Portfolio Management
                             --------------------

                                    [PHOTO]

                             Irene D. O'Neill, CFA
                             Tenure: September 1999


                                    [PHOTO]

                          Philip M. Foreman, CFA, CFP
                              Tenure: January 1999


--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                               3/1/1996
Average Annual Returns
6-month                                                                   -2.07%
1 year                                                                     5.21%
Since Portfolio Inception                                                 16.66%
6-month capital gain distributions per share                             $ 0.35


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  VA G&I Fund     Consumer Price Index - US     S & P 400 Midcap Total Return
                  -----------     -------------------------     -----------------------------
    3/1/96          10,000                  10,000                         10,000
  06/30/96          10,711                  10,116                         10,411
  12/31/96          11,899                  10,239                         11,361
  06/30/97          13,880                  10,349                         12,839
  12/31/97          16,021                  10,413                         15,004
  06/30/98          17,238                  10,523                         16,293
  12/31/98          16,789                  10,581                         17,871
  06/30/99          18,526                  10,730                         19,084
  12/31/99          19,905                  10,865                         20,492
  06/30/00          19,494                  11,060                         22,330



Comparison of a $10,000 investment in Evergreen VA Growth and Income
Fund(1) versus a similar investment in the Standard & Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index (CPI).

The S&P 400 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.




1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Growth and Income Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the six-month period ended June 30, 2000, the Evergreen VA Growth and Income Fund had a return of -2.07%, compared to the 9.06% return of the benchmark S&P 400 Index.

                                    Portfolio
                                 Characteristics
                                -----------------
                                (As of 6/30/2000)

Total Net Assets                                                     $85,361,738
Number of Holdings                                                           226
P/E Ratio                                                                  25.6x


What factors affected the Fund's performance?

The momentum style of stock investing was in vogue during the six-month period, and this held back performance as we stuck to our long-term strategy of investing in outstanding mid-sized companies that we believe are undervalued. Our strategy is to buy good businesses when they are on sale. During the period, performance in the mid-cap stock market was led by biotechnology, semi-conductor, oil drilling and electric utility companies. We de-emphasized each of these areas because companies did not meet our investment criteria. We were concerned about the high valuations of biotechnology and semi-conductor companies, and we did not like the quality of the companies in the oil drilling and electric utility industries.

One area that we emphasized and that worked very well for us was the general health care industry other than biotechnology. One leading investment was in Warner-Lambert, which was a major holding throughout the six-month period until its acquisition by Pfizer. The Warner-Lambert position appreciated by 60% during the six-month period.


                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Information Technology                                                     24.6%
Industrials                                                                16.4%
Consumer Discretionary                                                     13.7%
Financials                                                                 12.3%
Health Care                                                                10.0%


What were your principal strategies during the period?

We were faithful to our long-term strategy of investing in what we believe to be outstanding companies that have competitive advantages, that enjoy barriers to entry that discourage additional competition, and that have shown their historical ability to generate high returns on invested capital. We want to invest in these companies when they are on sale, which means when their stock prices are trading at substantial discounts to the private market value of the company, or the price that another corporation would likely pay to acquire the company. We held investments in a number of attractive companies that met these criteria.

An excellent example is Convergys, the largest cellular phone billing company in the country. It is the low-cost competitor providing a vital service to the fast-growing wireless communications market. Three of the nation's four largest wireless telecommunications companies, including AT&T and Sprint, use Convergys to process their billing. Convergys has a business that

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Growth and Income Fund
                           Portfolio Manager Interview


is hard to duplicate and it has a competitive advantage because of efficient operations. The stock, one of our top holdings throughout the six months, was up 78% during the period.

Another successful investment was in Neuberger-Berman, an investment management firm whose stock rose 88% in value during the six months. Neuberger-Berman's attractive stock price was highlighted with the high-profile acquisitions of several other investment management firms by large institutions.


                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 6/30/2000 net assets)

Seagate Technology                                                          2.3%
Convergys Corp.                                                             2.3%
General Electric Co.                                                        2.0%
New York Times Co., Class A                                                 1.7%
Cisco Systems, Inc.                                                         1.6%
Kansas City Southern Industries, Inc.                                       1.6%
American Tower Systems Corp., Class A                                       1.6%
U.S. West, Inc.                                                             1.5%
Microsoft Corp.                                                             1.5%
Pfizer, Inc.                                                                1.5%


What is your outlook?

We are bullish on both stocks and bonds and believe the internet is beginning to deliver benefits in improved productivity that are filtering through the entire economy. We anticipate an environment of slow economic growth and low inflation. Presidential election years tend to be good for stock market investing. We intend to emphasize pharmaceutical, cellular phone and defense industry stock, at least until we see signs that the Federal Reserve Board may begin to reverse course and ease the money supply by lowering short-term interest rates. Until the prospect of the Federal Reserve Board's easing begins to appear more likely, we believe that the retail and cyclical industries will continue to post earnings disappointments and poor stock performance.

We have confidence in our style, and will continue to look for outstanding businesses that are on sale. We will invest in those sectors or groups that have strong business fundamentals and attractive stock prices.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA High Income Fund
                      Fund at a Glance as of June 30, 2000

"Volatility in the stock market, rising interest rates and cash outflow from high yield bond mutual funds all put downward pressure on high yield bond prices."

                              Portfolio Management
                              --------------------

                                    [PHOTO]

                           Prescott B. Crocker, CFA
                               Tenure: May 2000




--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                              6/30/1999
Average Annual Returns
6-month                                                                   0.59%
1 year                                                                    5.07%
Since Portfolio Inception                                                 5.07%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  VA High Income Fund     Consumer Price Index - US     Merrill Lynch High Yield Bond
  06/30/99              10,000                      10,000                         10,000
  08/31/99              10,070                      10,054                          9,913
  10/31/99              10,200                      10,120                          9,817
  12/31/99              10,445                      10,126                          9,982
  02/29/00              10,445                      10,211                          9,968
  04/30/00              10,414                      10,301                          9,832
  06/30/00              10,506                      10,308                          9,890


Comparison of a $10,000 investment in Evergreen VA High Income Fund(1)versus a similar investment in Merrill Lynch High Yield Master Index (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.


1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA High Income Fund
                           Portfolio Manager Interview

How did the Fund perform?

The VA High Income Fund returned 0.59% for the six-month period ended June 30, 2000, compared to the -1.19% return for the Merrill Lynch High Yield Master Index during the same period. We attribute the Fund's relative performance to careful security selection, particularly in the following sectors: energy, forest products, health care, telecommunications and wireless communications.

                                    Portfolio
                                 Characteristics
                                -----------------
                                (As of 6/30/2000)

Total Net Assets                                                      $5,290,295
Average Credit Quality                                                         B
Effective Maturity                                                     8.0 years
Average Duration                                                       4.7 years


What was the environment like for high yield bonds?

The environment remained challenging, although conditions improved toward the end of the period. Volatility in the stock market, rising interest rates and cash outflow from high yield bond mutual funds all put downward pressure on high yield bond prices. In June 2000, however, the trend of outflows may have begun to reverse, with a cash inflow of $600 million into the high yield bond sector. We are optimistic that this is the beginning of a new trend rather than a single occurrence, for two reasons. First, continued volatility in the equity market may have motivated investors to redirect their assets to high yield bonds. Secondly, the inflow was a substantial amount.

                              Portfolio Composition
                    -----------------------------------------
                    (as a percentage of 6/30/2000 net assets)

Corporate Bonds                                                            78.8%
Repurchase Agreements                                                      19.9%
Other Assets and Liabilities, Net                                           1.3%


How do you manage the Fund?

We focused on careful industry and security selection, emphasizing large, liquid bond issues. Specifically, we increased holdings in the gaming and energy industries, and reduced the Fund's positions in forest products and cable. While we also reduced holdings in telecommunications during the period, we began to add to that position in June 2000, when we believed some bonds within that sector offered attractive relative value. The Fund's relatively heavy weighting in the wireless communications and energy industries, as well as performance in the telecommunications, forest products and health care sectors, contributed positively to returns. In contrast, the Fund's heavier exposure to retail and diversified media, in addition to its position in the metals and transportation industries detracted from performance. As of June 30, 2000, our investment strategy favored the energy, gaming and telecommunications industries.


                                Portfolio Quality
                 -----------------------------------------------
                 (as a percentage of 6/30/2000 portfolio assets)

BB                                                                         12.8%
B                                                                          79.4%
CCC                                                                         2.6%
Not Rated/Not Available                                                     5.2%

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA High Income Fund
                           Portfolio Manager Interview


What is your outlook for high yield bonds?

We are cautiously optimistic. Fund flows appear to have turned in response to extraordinarily attractive yield advantages over U.S. Treasuries and an improved investor outlook. At the end of the period, "B-rated" securities typically yielded over 12%, approximately double that of U.S. Treasuries with comparable maturities and rivaling the historical annual returns of 12% generated by small capitalization stocks. We expect to see improved demand from insurance companies; and further, an increase in collateralized bond offerings (CBOs), new bond issues collateralized by high yield securities, could also support prices. Longer-term, much will depend on the direction of the economy and performance of the stock market. We believe economic growth is moderating. This could cause consolidation in the stock market, as investors become uncertain about future earnings growth and harvest gains. Investors also could become increasingly sensitive to the political uncertainty of November's presidential elections.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Fund at a Glance as of June 30, 2000

"The most significant factor helping our performance was our decision to have a healthy concentration in Canadian stocks."

                              Portfolio Management
                              --------------------

                                    [PHOTO]

                                  Gilman C.Gunn
                               Tenure: August 1998


--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                              8/17/1998
Average Annual Returns
6-month                                                                  -2.34%
1 year                                                                   30.68%
Since Portfolio Inception                                                13.53%
6-month income dividends per share                                       $0.01
6-month capital gain distributions per share                             $0.32


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  VA International Growth    Consumer Price Index - US     MSCI EAFE Equity Index
  08/17/98                10,000                       10,000                      10,000
  09/30/98                 8,550                       10,012                       9,696
  12/31/98                 9,389                       10,031                      11,708
  03/31/99                 9,289                       10,098                      11,879
  06/30/99                 9,699                       10,171                      12,189
  09/30/99                10,299                       10,275                      12,732
  12/31/99                12,978                       10,300                      14,904
  03/31/00                13,000                       10,471                      14,896
  06/30/00                12,676                       10,485                      14,315

Comparison of a $10,000 investment in Evergreen VA International Growth Fund(1)versus a similar investment in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE) and the Consumer Price Index
(CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

In a challenging period for international investing, the Evergreen VA International Growth Fund had a total return of -2.34% for the six-month period ended June 30, 2000. The Fund outperformed its benchmark, the MSCI EAFE, a common standard for international investing, which had a return of -3.95%. Our investments in Canada helped the Fund's performance relative to the MSCI EAFE index.

                                    Portfolio
                                 Characteristics
                                -----------------
                                (As of 6/30/2000)

Total Net Assets                                                      $7,064,036
Number of Holdings                                                           169


What was the investment environment like during the period?

As in the United States, the major factor affecting foreign market performance during the six months was the influence of the U.S. Federal Reserve Board's actions to slow economic growth in the United States by raising short-term interest rates. While we did see some signs that economic growth was moderating in the United States, growth continued to improve in most other parts of the world. Nevertheless, it was a difficult period for foreign markets for several reasons.

First, the strong U.S. dollar undercut the performance in foreign equity markets when returns were translated back into the dollar. The European-wide currency, the euro, also continued to show weakness against the dollar during the six-month period.

Secondly, the world's second largest market, Japan, was off 13% in dollar terms during the six months, partly because of the weak yen and partly because of continuing disappointing economic growth relative to the rest of the world.

Thirdly, technology stocks continued to lead the equity markets in performance, despite the downturn in the sector midway through the six-month period. Technology continued to perform reasonably well when compared against other sectors, and the United States continues to be home to a disproportionate number of technology companies.

Lastly, emerging markets lost ground during the six-month period, partly because of the secondary effects of the interest rate increases in the United States.


                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Financials                                                                 21.1%
Health Care                                                                11.0%
Information Technology                                                     10.4%
Consumer Discretionary                                                      9.2%
Industrials                                                                 8.0%


What were some of the factors that contributed to the relatively strong performance by the Fund?

The most significant factor helping our performance was our decision to have a healthy concentration in Canadian stocks. While the benchmark MSCI EAFE index has no allocation to Canada, our weighting in Canada at the end of the six-month period totaled 10.4% of net assets. In our opinion, Canada is in the best financial health of any major industrialized nation,

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                           Portfolio Manager Interview

and is more attractive than it has been at any time in the 25 years that we have been following the Canadian market. Canada tends to be overlooked by investors both in the United States and in other countries, and yet it is on course to have faster economic growth than the United States with lower inflation. A report by J.P. Morgan predicts that Gross Domestic Product (GDP) will grow by 3.4% in Canada next year, compared to a projected 3.1% rate in the United States. The same report forecasts a 2.1% inflation rate in Canada and a 2.5% rate of inflation in the United States. Canada currently has a trade surplus of 1.3% of GDP, while the United States is in a trade deficit of 4.9% of GDP.

In Canada, we invested in both value and growth stocks. The value side of the portfolio included financial services, natural resources, retailing and energy companies. The growth side of the portfolio consisted principally in our investment in Nortel Networks, a major global telecommunications equipment company.

During the six months, we also doubled our weighting in energy stocks, which did well in an environment of high energy prices. In addition, we had a strong emphasis on health and medical stocks, which performed well. Our de-emphasis of the market in the United Kingdom also contributed to the relatively good performance of the Fund.

Our general strategy was to broaden out the portfolio to include stable companies that could continue to do well in the face of higher interest rates.

During the six months, we also removed all remaining currency hedges. We believe the euro, after 18 months of poor performance, is very cheap, while conditions in Japan are improving, which should help the yen. We also believe that the current account deficit of the United States increases the potential that the U.S. dollar would begin to weaken against other currencies.


What are some of the individual investments that you would like to highlight?

Sobeys Inc., our largest holding in Canada, was up 28% year-to-date. Sobeys is a Canadian food retailer that is in the process of successfully integrating the operations of another retailer that it acquired last year. This acquisition has made Sobeys, a pan-Canadian retailer, with improved economies of scale and an excellent earnings outlook. We expect Sobeys earnings to grow by 33% this year and another 31% next year, and yet its stock has been selling at a very reasonable valuation.

Brookfield Properties Corp., another Canadian-based company, was purchased recently. Brookfield is a property company, with major real estate investments throughout North America. Brookfield specializes in Class A office space in prime locations in major cities in the United States and Canada. We have invested in Brookfield directly through its common stock and indirectly through our investment in Brascan, which owns part of Brookfield.

In Europe, Philips Electronics was one of our more successful investments. Philips benefited from its ownership position in TSMC, a major semi-conductor manufacturer based in Taiwan, as well as its ongoing reorganization. When you add the value of all the parts of Philips' diversified operations, the total is substantially higher than the Philips' recent stock price.

One of our other successful investments was in the holding companies of Rembrandt, a South African tobacco company. As a result of a corporate restructuring, the discounted price of shares of the various holding companies Rembrandt increased in value, benefiting the Fund.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                           Portfolio Manager Interview


                                 Top 10 Holdings
                    -----------------------------------------
                    (as a percentage of 6/30/2000 net assets)

Total Fina SA, Class B                                                      2.0%
NEC Corp.                                                                   1.8%
Toshiba Corp.                                                               1.8%
Sobeys Inc.                                                                 1.6%
Allianz AG                                                                  1.6%
Koninklijke (Royal) Philips Electronics NV                                  1.6%
ENI SpA                                                                     1.6%
Yamanouchi Pharmaceutical Co., Ltd.                                         1.6%
Takefuji Corp.                                                              1.5%
ISS International Services Systems                                          1.5%


What is your outlook for the international markets?

Following a good year for international investing in 1999, the first six months of 2000 have been challenging. Investors have become concerned about the effects of interest rate increases in the United States and other countries, while the technology sector has experienced high volatility.

As we look ahead, we are placing greater emphasis on value stocks, which are trading at reasonable stock valuations to their earnings and assets. We believe some growth stocks have become overvalued and present greater risk to investors. Currently, the portfolio is about 60% growth stocks and 40% value stocks.

While economic growth in most foreign countries is expected to rise faster than in the United States, the United States economy continues to be a major influence, both real and psychological, on markets throughout the world. However, we believe that growth in the United States will continue to be good, although not robust. We believe economic growth in Europe and Asia should continue to increase. This should offer an environment for reasonable returns from international investing over the next six to twelve months.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                      Fund at a Glance as of June 30, 2000

"During this period of market volatility, we maintained the portfolio's investment strategy of seeking great companies with outstanding business prospects that we believe were selling at attractive valuations."


--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                             1/29/1999
Average Annual Returns
6-month                                                                  5.16%
1 year                                                                  23.86%
Since Portfolio Inception                                               23.13%
6-month capital gain distributions per share                            $0.40


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                VA Masters Fund     Consumer Price Index - US     S & P 400 Midcap Total Return     S & P 500 Composite Total Return

  01/31/99           10,000                   10,000                         10,000                              10,000
  03/31/99           9,860                    10,043                          9,742                              10,076
  06/30/99           10,840                   10,116                         11,112                              10,786
  09/30/99           10,360                   10,219                         10,182                              10,112
  12/31/99           12,759                   10,243                         11,932                              11,616
  03/31/00           13,531                   10,414                         13,445                              11,883
  06/30/00           13,427                   10,427                         13,002                              11,567

Comparison of a $10,000 investment in Evergreen VA Masters Fund(1) versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Standard and Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index (CPI).

The S&P 500 and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.




1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risks of failure.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                           Portfolio Manager Interview


How did the Fund perform?

For the six-month period ended June 30, 2000, the Evergreen VA Masters Fund shares returned 5.24%. The Fund's benchmarks, the S&P 400 and S&P 500, returned -0.42% and 9.06%, respectively for the same period. Evergreen VA Masters Fund is composed of four separate portfolio segments; each managed by a different sub-advisor. Together these portfolio segments provide a diversified growth fund. Each investment advisor brings a unique investment approach to the Fund. As a result, the Fund has the potential to benefit from various investment methods and styles.

                                    Portfolio
                                 Characteristics
                                -----------------
                                (As of 6/30/2000)

Total Net Assets                                                     $30,378,117
Number of Holdings                                                           515
P/E Ratio                                                                  25.8x


                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 6/30/2000 net assets)

Information Technology                                                     29.3%
Energy                                                                     12.4%
Health Care                                                                11.6%
Industrials                                                                11.4%
Consumer Discretionary                                                      9.6%


                                 Top 10 Holdings
                    -----------------------------------------
                    (as a percentage of 6/30/2000 net assets)

Intel Corp.                                                                 2.2%
General Electric Co.                                                        1.9%
Cisco Systems, Inc.                                                         1.7%
United Therapeutics Corp.                                                   1.6%
VeriSign, Inc.                                                              1.6%
VISX, Inc.                                                                  1.5%
EOG Resources, Inc.                                                         1.3%
Kroger Co.                                                                  1.2%
Exxon Mobil Corp.                                                           1.2%
Noble Drilling Corp.                                                        1.2%

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

Evergreen Asset Management Corp.

                             Portfolio Management
--------------------------------------------------------------------------------

                 [PHOTO]                             [PHOTO]

          Jean C. Ledford,CFA                  Richard C. Welsh,CFA
          Tenure:  August 1999                 Tenure:  August 1999

The six-month period that ended June 30, 2000 was turbulent for most investors. The period began on a positive note, with some major market indices reaching historic highs during the first three months. Around mid-March, however, market sentiment changed. Investors became uneasy about the relatively high valuations of technology stocks, rising interest rates and the possibility of slower economic growth. Investor concerns over these issues led to a sell-off in technology stocks that expanded to the broader market.

As stock prices declined, particularly in the growth area of the market, investors sought the relatively safe havens of value stocks--an area they had largely overlooked for more than a year. This renewed interest in value stocks was relatively short-lived, however. Volatility dominated every area of the market, and no single investment style or market sector maintained leadership for very long. Because mid-cap stocks are sensitive to higher interest rates and the prospects of slower economic growth, their prices declined sharply during the market turbulence.

During this period of market volatility, we maintained the portfolio's investment strategy of seeking great companies with outstanding business prospects that we believe were selling at attractive valuations. We used the market correction to purchase stocks that were "on sale." As share prices became more reasonable, we took advantage of many companies with good fundamentals that met our criteria as value investments. As a result, we reduced the Fund's cash position, which accounted for 15% of net assets at the beginning of the period, to 7% of net assets at the end of the period. We invested the cash aggressively by adding primarily to the technology and retail portions of the Fund. These were the industry groups that we felt went on sale during the period.

During the six months, the technology weighting in the Fund rose from 20% to 27% of net assets. Internet software and telecommunication companies accounted for most of the new investment in the high-tech area. Within the technology segment of the Fund, semiconductor holdings were among the largest contributors to performance. Semiconductor companies benefited from the continued development of the cellular and wireless telephone industry. We believe that the prospects for wireless data infrastructure expansion should result in significant growth for many semiconductor companies in the months and years ahead. In the semiconductor area, we added Altera, a company that makes programmable logic chips for the cellular telephone infrastructure. Altera was recently added to the S&P 500 Index. We also invested in

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

Triquent, which makes products that can help extend the battery life of cellular telephones.

In the retail area, we favored CVS, Martha Stewart and Family Dollar. We believe these companies are poised to do well even if the economy slows. These stocks usually perform well after the Federal Reserve Board ends a tightening cycle.

For several months, we have held a relatively large number of oil drilling companies in the Fund, and during the January-to-June time period, these companies benefited performance. Higher oil prices caused energy exploration and production companies to increase their capital spending, and oil drillers were the direct beneficiaries of this spending.

The pharmaceutical companies in the Fund also made a significant contribution to performance. These companies were aided by the prospects for a variety of new drugs and therapies to treat some of the most serious diseases.

The financial and consumer stocks in the portfolio held back performance. Companies in both of these market segments were negatively affected by the Federal Reserve Board's tight monetary policy. Three times during the period, the Federal Reserve Board raised the Federal Funds Rate--twice by 0.25% and once by 0.50%. Rising rates generally result in weaker profits for banks and other financial institutions, and over time they usually dampen consumer spending. Over the period, we reduced the Fund's investments in these two interest-rate sensitive areas.

Looking ahead, we are optimistic about the prospects for mid-cap stocks. We believe the pace of economic activity may slow and that inflation should remain at a moderate level. We also expect merger and acquisition activity to remain brisk. The merger and acquisition trend is particularly beneficial for mid-cap stocks, because large companies acquire mid-cap companies to enhance their growth rates. For example, during the last six months, Sanmina, a manufacturing outsourcer, bought the Fund's Hadco Corporation shares at a nice premium. We think the Federal Reserve Board is nearing the end of its cycle of interest-rate hikes and that once the uncertainty over interest rates subsides, value stocks should perform well.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview


                       MFS Institutional Advisors, Inc.

                             Portfolio Management
-------------------------------------------------------------------------------

                                    [PHOTO]

                                Mark Regan, MFS
                             Tenure: January 1999

While the direction of stocks is highly reliant upon interest rates and the health of the economy, there are many other factors that come into play. Looking back at the history of the stock market, it is typically the least-expected economic report, political coup, or currency problem that roils markets around the world. That said, we believe there are two primary reasons to maintain a diversified portfolio--earnings and valuations. We anticipate broad earnings growth across nearly every sector in the market, which should help to broaden market leadership.

One of the key questions for investors is whether the Federal Reserve Board will be able to negotiate a so-called soft landing--increasing interest rates just enough to cool inflation and promote moderate economic growth--or whether there will be a more destructive outcome, with a recession and bear market. We continue to lean toward the optimistic view for a number of reasons. First, a pickup in productivity is what typically allows the U.S. economy to expand without inflation, accompanied with strong corporate earnings and rising real wages. Because technology spending remains so strong, we believe that U.S. productivity will continue to grow rapidly.

Given this backdrop of slowing economic growth, the Federal Reserve Board refrained from raising interest rates during its June meeting. While it is very difficult to get a clear picture of future economic growth based on the past couple months, we believe future reports may continue to show signs of moderating economic growth. If this is the case, we believe the Federal Reserve Board may be done raising rates in the near term, which could bode well for the bond and equity markets.

Stock selection within the health care sector also contributed equally to the portfolio's return. Cytyc, a manufacturer of proprietary cancer detection devices, performed well after beating first-quarter net income estimates and garnering new patents on cancer detection technologies. Intrabiotics Pharmaceuticals, a developer of antibacterial and antifungal drugs, rose consistently throughout the quarter due to strong products in the pipeline. United Therapeutics, another pharmaceutical company that targets vascular disease, surged on repeated "buy" recommendations from outside analysts (based on exclusive arrangements to market certain drugs in the U.S.). And Visx, the leading manufacturer of laser eye surgery equipment, more than doubled after the U.S. Patent office issued them an amended patent for a popular method of vision-correction surgery.

Over-weightings in health care and energy were strong contributors to the Fund's relative outperformance in the quarter. Rapidly growing companies within the medical device and pharmaceutical industries were rewarded by the market, while the entire energy sector benefited from positive trends including record prices for oil and gas and a pronounced supply and demand imbalance.

Stock selection within the energy sector was also a major contributor. Significant positions in exploration and production companies such as EOG Resources and oil service companies such as Global Industries bolstered performance. The market rewarded these companies across the board on the expectation of strong second-quarter profits.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

Stock selection within technology was the only significant detractor from performance, specifically S1 Corporation. In May, the company reported a loss per share far greater than the market expected, caused primarily by underestimated cost related to integrating acquisitions.

While technology stocks represent some of the most innovative and dynamic companies in the market, we believe there are attractive opportunities for growth outside the tech sector, but at much more reasonable valuations. The financial services sector, for example, has experienced prolonged weakness due to rising interest rates. In addition to attractive valuations, we see a number of companies that are demonstrating their ability to generate strong revenue growth and that possess improving business fundamentals. We also believe there are numerous opportunities for these financial companies to produce positive earnings surprises. Other sectors where we see the strong potential for earnings strength are health care and energy. While we have seen some companies rebound from historically low levels in these sectors, we believe the market's persistent focus on growth at the expense of value has created a compelling argument for value stocks with attractive growth prospects to regain prominence.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview

                            OppenheimerFunds, Inc.

                             Portfolio Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                Charles Albers & Nikolaos Monoyios, Oppenheimer
                             Tenure: January 1999

During the past quarter, several economic indicators such as retail sales, consumer confidence and new home sales appeared to point towards a moderation of economic activity. In addition, inflation measures remained under control despite very tight labor markets. Finally, a sharp correction in major stock market averages during April and May let some of the air out of what may have been a speculative bubble and reduced the stimulative impact of the "wealth effect" on the real economy. Given these circumstances, the Federal Reserve Board, which had raised short-term rates six times over the past year in an effort to slow the expansion, decided to take no action at its June meeting, leaving the key Federal Funds rate unchanged at 6.5%.

The Oppenheimer segment of the VA Masters Fund is managed with a disciplined quantitative strategy that seeks to produce consistently good results relative to the S&P 500 Index.

The market continues to be subject to concerns alternating between potentially accelerating inflation and higher interest rates on the one hand, and economic slowing and decelerating profits on the other. In addition, the approach of elections introduces uncertainty regarding tax and social policy issues. Great valuation discrepancies continue to exist even after the correction of this past spring. In this environment, a relatively low risk profile may be the best investment policy over the next few months. We believe the Fund is well-diversified with a slight tilt towards value and increasing emphasis towards large-cap and higher-quality issues. We believe it is also well-represented in sound, high growth technology companies that should give it exposure to the most dynamic growth areas of the economy.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                          Portfolio Manager Interview


                      Putnam Investment Management, Inc.

                             Portfolio Management
--------------------------------------------------------------------------------

                              Putnam Growth Team
                             Tenure: January 1999

Following the momentum that led up to the advent of year 2000, the tone of the U.S. equity market turned more somber in the year's first half. Though still trending positive, market volatility reached extreme levels in the first quarter as dramatic shifts occurred within single weeks and even days. April opened with a hair-raising decline of the technology-laden Nasdaq Composite, which lost nearly 30% before bouncing back to end the second quarter with a loss of 13%. This slide coincided with the government's ruling against Microsoft in its antitrust case, which caused the company to lose over 42% of its value before a quarter-end tech rally boosted the share price.

Responding to signs of robust economic strength, the Federal Reserve Board raised interest rates three times in the period; the final 50 basis-point increase in May equaled the two first-quarter rate hikes combined. This capped a spate of six tightenings over a twelve-month period. By June, a slowdown in retail sales, coupled with other early indications of a cooling economy, left the Federal Reserve Board on the sidelines.

While growth stocks continued to lead value stocks in the period, market preference shifted from small-cap stocks in the first quarter to the relative stability of large-cap stocks in the second. This sharp rotation called into question the theory that "Old Economy" companies were being supplanted by "New Economy" up-and-comers.

Putnam expects the current economic environment of moderating growth and low inflation to continue for the remainder of 2000. The markets will be closely watched for any indications of Federal Reserve Board activity. In response to the Federal Reserve Board's statement released on June 28, most market participants continue to assign a high probability to at least one more rate hike this year--most likely at the August meeting in order to avoid interference with the November elections.

We are monitoring market volatility, which persists unabated and will continue to unsettle investors as valuations gyrate both well above and well below stocks' intrinsic values. In addition, high energy prices have acted as a tax on the economy, reducing disposable income for consumers and adding pressure to corporate profit margins. Ongoing high prices will be a boon for energy-producing industries but a bane for those that are energy-intensive. Nevertheless, it is important to remember that the United States still exhibits low inflation and a strong economy. We continue to believe that the current environment will reward high-quality growth companies that are experiencing strong demand for their products and stable or improving pricing power.

Going forward, within the technology sector we plan to emphasize communications equipment, semiconductors, and software. We plan to concentrate on entertainment, cable programming, media, and household products within consumer staples. Within conglomerates we plan to focus on Tyco and General Electric. While we intend to underweight financials and capital goods, within those sectors, respectively, we plan to focus on financial services, insurance, and investment banking as well as specialty chemicals and containers and packaging.

The Fund's investment philosophy remains constant: We believe that a strategy of systematic selection of high-quality growth stocks, combined with rigorous risk management and a disciplined sell process, will generate attractive risk-adjusted returns over the course of a market cycle.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund

                     Fund at a Glance as of June 30, 2000

"We think the market will become increasingly focused on corporate earnings during the next six months, in contrast to the past six months which was dominated by concern about interest rates."

                             Portfolio Management
--------------------------------------------------------------------------------

                                    [PHOTO]

                           Maureen E.Cullinane, CFA
                              Tenure: April 1999

--------------------------------------------------------------------------------
                           PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                              3/6/1997
Average Annual Returns
6-month                                                                   15.37%
1 year                                                                    50.56%
Since Portfolio Inception                                                 28.62%
6-month capital gain distributions per share                          $    0.74


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                VA Omega Fund       Consumer Price Index - US       Russell 1000        S&P 500
  02/28/97          10000                     10000                    10000             10000
  06/30/97          10270                     10044                    11248             11263
  12/31/97          11100                     10107                    12277             12454
  06/30/98          12279                     10213                    14778             14660
  12/31/98          13569                     10269                    17028             16013
  06/30/99          15309                     10414                    18808             17998
  12/31/99          19979                     10545                    22672             19385
  06/30/00          23050                     10734                    23631             19302


Comparison of a $10,000 investment in Evergreen VA Omega Fund(1)versus a similar investment in the Standard & Poor's 500 Index (S&P 500), Russell 1000 Growth (Russell 1000 Growth) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Investment return and net asset value will fluctuate so an investor's shares when redeemed may be worth more or less than the original cost. Some of the returns shown reflect a period of unusually favorable market conditions, which may be difficult to repeat. A portion of the returns may be due to investments in IPO's, private placements and/or leveraging investments techniques.

All data is as of June 30, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Omega Fund performed very well. For the six-month period ended June 30, 2000, the Fund had a return of 15.37%. During the same period, the Russell 1000 Growth Index and the S&P 500 returned 4.23% and -0.42%, respectively. Fund performance benefited both from a high technology weighting early in the period and a decision to reduce that weighting later in the period and invest in energy stocks.

                                   Portfolio
                                Characteristics
--------------------------------------------------------------------------------
                               (As of 6/30/2000)

Total Net Assets                                                     $73,231,640
Number of Holdings                                                            73
P/E Ratio                                                                  39.9x

What was the environment like for investing during the first six months of 2000?

For most of the period, stock market investors appeared to be fixated on interest rates and the policies of the U.S. Federal Reserve Board, which was raising short-term rates to slow the economy's rapid growth. The market was volatile as investors rotated from sector to sector. Technology stocks led the market in performance early in the period, but suffered a sharp correction in April and May when the market became concerned about high valuations in technology stocks as well as the effects of rising interest rates. During that time, rising energy prices encouraged investments in oil services and natural gas companies, and the energy sector performed well.

Pharmaceutical stocks also advanced after having disappointed investors for much of 1999. By June, we began to see signs of more moderate economic growth, which led investors to believe the end of the interest rate increases might be at hand. This perception seemed to stabilize the market.

                                 Top 5 Sectors
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     43.3%
Health Care                                                                17.3%
Energy                                                                     10.8%
Consumer Discretionary                                                      9.7%
Financials                                                                  8.0%

What were your principal strategies during the period?

We continued to follow two broad, secular themes that have influenced our investment thinking: First, the enhanced productivity of corporations throughout the world because of technological advances. Second, the "graying of America" which has led to increased opportunities in health care in general, and the pharmaceutical industry in particular as the baby boomer generation advances in age and medical breakthroughs extend life expectancy.

We also were influenced by a more recent, cyclical theme, which may be shorter in duration: the effects of rising oil and gas prices on the energy industry.

We began the six-month period with a heavy weighting in technology. However, after technology stocks continued their spectacular rally during the first two months of the fiscal period, we began to reduce

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview

our holdings because we were concerned that stock valuations had become extended to unrealistically high levels. While we thought these valuations were particularly excessive in some internet-related stocks, we expected that a correction would affect the entire technology sector. We pared back the entire technology sector, concentrating on those stocks with the most extended valuations. We reduced or sold our holdings of: Applied Materials, a semi-conductor manufacturer; Sandisk, which produces memory chips for hand-held computing and communications devices; Veritas Software, which has developed data protection software for internet applications; and Citrix, which hosts websites for other companies. These investments had done extremely well for the portfolio, but were reduced because of our concern about their valuations. Other technology companies that we cut back included Solectron, I2 Technologies, and F5 Networks.

In the health care industry, we had investments in diversified pharmaceutical companies with what we believe were reasonable stock valuations, such as Schering Plough, American Home Products, and Lilly, as well as some medical equipment and biotechnology companies. This group included Medarex, Immunex and Millenium Pharmaceuticals. At the end of the fiscal period, our health care weighting was about 16% of net assets.

The energy stocks grew to 12% of net assets by the end of the fiscal period, a very large over-weighting when compared to the 0.4% energy weight in the Russell 1000 Growth Index. We believed that as the major energy corporations became increasingly confident that energy prices would be firm and that the OPEC nations would continue to show discipline in restraining production, investments in exploration and production operations would increase substantially. As a result, we invested in a number of oil services companies. Firm energy prices also encouraged us to invest in natural gas companies such as Apache and Anadarko.

We also held an over-weighted position in finance stocks, at about 8% of net assets. We focused primarily on global leaders such as American Express, Citigroup, American International Group, and Morgan Stanley-Dean Witter.

                                Top 10 Holdings
-------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

Micron Technology                                                           4.2%
American Home Products Corp.                                                3.9%
Schering-Plough Corp.                                                       3.6%
Intel Corp.                                                                 3.1%
Cisco Systems, Inc.                                                         3.0%
Viacom, Inc., Class B                                                       2.4%
NVIDA                                                                       2.3%
Microsoft Corp.                                                             2.2%
Citigroup, Inc.                                                             2.2%
Tyco International, Ltd.                                                    2.0%

What is your outlook?

We think the market will become increasingly focused on corporate earnings during the next six months, in contrast to the past six months which was dominated by concern about interest rates. If the Federal Reserve Board is successful in slowing economic growth to an annual rate of 3.5% of Gross Domestic Product (GDP), a natural outgrowth would be a slowing of corporate earnings growth. With slower earnings growth as a backdrop, it would not be surprising to see greater volatility in the market as investors react to announcements about disappointing earnings by

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                           Portfolio Manager Interview

corporations. Slower economic growth, high interest rates, and moderately higher prices will pressure corporate earnings. While the remainder of 2000 might be relatively stable, market volatility could increase in early 2001 because of concerns about the effects of the new president's economic policies as well as worries about corporate earnings.

In this environment, we will look for companies with continued growth potential. We expect this will continue to lead to technology because of the need of corporations in general to use new tools to enhance their productivity. We also believe pharmaceutical companies should have a continued flow of new products to generate sustained earnings growth.

While we do not think the economy will fall into a recession, we expect investors will become increasingly selective. While the past several months have presented a challenging environment in the stock market, we don't think the challenges will become any easier in the coming months.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund

                     Fund at a Glance as of June 30, 2000

"An important theme for the Fund continues to be the rapid expansion of wireless telephony."

                                   Portfolio
                                  Management
--------------------------------------------------------------------------------

          Kathryn Langridge                         Scott
         Tenure:  March 1998                      McGlashan
                                              Tenure:  March 1998

           Margaret Roddan                      Robert Yerbury
         Tenure:  March 1998                  Tenure:  March 1998

               Stephen                           Paul Chesson
            Whittaker, CFA                    Tenure:  January 2000
         Tenure:  March 1998


--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                               3/3/1998
Average Annual Returns
6-month                                                                    0.46%
1 year                                                                    25.89%
Since Portfolio Inception                                                 21.60%
6-month capital gain distributions per share                          $    1.58


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                   VA Perpetual International Fund    Consumer Price Index - US     MSCI EAFE Equity Index
  02/28/98                     10,000                           10,000                      10,000
  03/31/98                     10,200                           10,019                      10,310
  06/30/98                     11,009                           10,068                      10,427
  09/30/98                      9,657                           10,105                       8,951
  12/31/98                     11,209                           10,124                      10,808
  03/31/99                     11,521                           10,191                      10,966
  06/30/99                     12,521                           10,266                      11,253
  09/30/99                     13,153                           10,371                      11,754
  12/31/99                     15,689                           10,395                      13,759
  03/31/00                     16,602                           10,568                      13,752
  06/30/00                     15,761                           10,582                      13,215

Comparison of a $10,000 investment in Evergreen VA Perpetual International
Fund1 versus a similar investment in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) and the Consumer Price Index
(CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure

All data is as of June 30, 2000 and subject to change.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund

                          Portfolio Manager Interview

How did the Fund perform?

For the six-month period ended June 30, 2000, the Fund returned 0.46%, and the Fund's benchmark, the MSCI EAFE Index, returned 3.95%. It was a turbulent time for international investors, as most overseas markets experienced broad-based declines.

                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 6/30/2000)

Total Net Assets                                                     $29,249,395
Number of Holdings                                                           226

How did international markets perform during the period?

There were remarkable similarities in the performance of the world's financial markets. Early in the period, investors favored technology, media and telecommunications stocks at the expense of virtually everything else. In mid-March, however, a number of factors combined to trigger declines in most financial markets. Not only were investors growing uneasy about the relatively high valuations of technology stocks, but concerns about higher U.S. interest rates and a potential decline in U.S. economic growth and corporate profits had a negative effect on the markets. In most markets, sell-offs occurred first in technology stocks and then expanded to the broader market. As the period drew to a close, volatility was the order of the day, and most overseas markets finished the six-month period in negative territory.

How did you manage the Fund in this environment?

We adjusted the Fund's asset allocation, and we raised its cash position, which at the end of the period was 9%. The Fund's cash position reflects our strategy of seeking stocks with reasonable prices. In the coming months, this cash is likely to be invested in Continental Europe and Japan.

Were there areas that benefited the Fund despite the turbulent environment?

Investments in the United Kingdom (UK) and Europe were the best performers. We raised the Fund's target weightings in the UK to 17% and in Europe to 43%, for a total of 60% up from 56% at the beginning of the period.

                               Top 10 Countries
                               ----------------
                   (as a percentage of 6/30/2000 net assets)

Japan                                                                      22.9%
United Kingdom                                                             15.7%
Netherlands                                                                 8.8%
United States                                                               7.0%
Germany                                                                     6.2%
France                                                                      6.1%
Spain                                                                       5.7%
Hong Kong                                                                   4.4%
Sweden                                                                      4.0%
Finland                                                                     3.7%

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                          Portfolio Manager Interview

What accounted for your enthusiasm about the UK and Europe?

There are strong economic indicators from core countries--France, Germany and Italy--suggesting that the raising of interest rates by the European Central Bank was necessary to keep inflation under control. Inflation remains at 2% for most of Europe. An important theme for the Fund continues to be the rapid expansion of wireless telephony. We are particularly interested in the beneficiaries of the so-called 3G (Third Generation) cellular telephone system, which is expected to be rolled out in Scandinavia and the UK, ahead of the United States, over the next two years. 3G will provide rapid e-mail and internet access by cellular telephone and will spawn a new wave of applications. The implications of the extraordinarily high prices paid by telecommunication companies for 3G licenses, particularly in the UK, are still being digested by the markets. We believe that massive infrastructure investment will be needed and that there will be a complete handset re-equipment cycle. These developments will favor the large, technologically advanced equipment and component providers such as Nokia, Ericsson, Siemens and Epcos, all of which are holdings in the Fund.

                                 Top 5 Sectors
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     20.0%
Financials                                                                 18.6%
Industrials                                                                13.4%
Consumer Discretionary                                                     12.8%
Telecommunication Services                                                  8.5%

How did you manage investments in Asia?

In Japan, sentiment about the timing and pace of economic recovery is still cautious, but we are optimistic. The Organization for Economic Cooperation and Development (OECD) has raised its forecast for economic growth in 2000 to 1.7%, and there has been recovery in consumer spending, falling unemployment, rising production and declining inventories. These positive indicators should lead to a strong profit recovery, which we believe is not reflected in the market. The Fund has holdings in telecommunication and technology stocks such as Rohm and Kyocera, bluechip growth stocks such as Canon and cyclical consumer stocks such as Honda. We plan to continue covering half of the Fund's yen exposure back into the U.S. dollar, because we expect the Bank of Japan will allow the yen to weaken as signs of economic recovery continue.

Other Asian markets have a strong link to the U.S. economy, because much of their success depends on exports of consumer products and electronic components to the U.S. Therefore, the sensitivity of these markets to the unfolding drama of the U.S. `soft landing' is greater than in others. However, the valuations of some world-class manufacturers in Korea and Taiwan are considerably more attractive than their U.S. counterparts. Most of the Fund's Asian investments are in Hong Kong holdings in China Telecom, Cheung Kong and Hutchison Whampoa. These investments provide exposure to a broad range of telecommunication, trading and real estate interests in the region.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                          Portfolio Manager Interview

                                Top 10 Holdings
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

Ericsson LM Telephone, Ser B                                                3.5%
Nokia Oyj                                                                   2.8%
Koninklijke (Royal) Philips Electronics NV                                  1.8%
Rohm Co., Ltd.                                                              1.8%
Honda Motor Co., Ltd.                                                       1.7%
NEC Corp.                                                                   1.7%
Canon, Inc.                                                                 1.5%
Hitachi, Ltd.                                                               1.5%
TDK Corp.                                                                   1.5%
Nippon Telegraph & Telephone Corp.                                          1.5%

What is your outlook?

While the U.S. market tries to reconcile the prospect of rising interest rises, international markets will be influenced by factors in their own economies. The United States is in the late stages of an economic cycle. Europe is in mid-cycle, with monetary policy and inflation under control, and Japan is early in its economic recovery, with no inflation and interest rates at zero. Similar events affect the various economies differently. For example, growth in consumer demand and higher interest rates in Japan during the next three months would probably be viewed as a sign of confidence in the economy. The same developments in the United States might not be as well received. We believe being exposed to world markets and economies at different stages of their economic cycle has particular value; such a strategy not only provides shareholders with wider opportunities, it also helps to moderate risk.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                     Fund at a Glance as of June 30, 2000

"We have found many good companies selling at reasonable stock valuations at a time when there is evidence of renewed investor interest in the small-cap value stocks."

                             Portfolio Management
--------------------------------------------------------------------------------
                                    [PHOTO]

                               Jordan Alexander
                              Tenure: April 1999

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date:                                               5/1/1998
Average Annual Returns
6-month                                                                    6.41%
1 year                                                                     7.78%
Since Portfolio Inception                                                  7.03%


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                    VA Small Cap Value        Consumer Price Index - US      Russell 2000      Wilshire Target Small Value TR
                    ------------------        -------------------------      ------------      ------------------------------
         5/1/98            10,000                     10,000                     10,000                      10,000
        6/30/98             9,810                     10,031                      9,591                       9,564
        9/30/98             8,710                     10,068                      7,877                       8,041
       12/31/98             9,714                     10,086                      8,592                       8,825
        3/31/99             9,167                     10,154                      7,759                       7,773
        6/30/99            10,749                     10,228                      9,043                       8,792
        9/30/99            10,525                     10,332                      8,336                       7,990
       12/31/99            10,887                     10,357                      8,464                       7,738
        3/31/00            11,220                     10,529                      8,787                       7,437
        6/30/00            11,585                     10,543                      8,958                       7,155

Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund(1)versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value), the Wilshire Small Cap Value Index (Wilshire Small Cap Value), and the Consumer Price Index (CPI).

The Russell 2000 Value and the Wilshire Small Cap Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of June 30, 2000 and subject to change.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen VA Small Cap Value Fund performed well, showing improvement as the period progressed. For the six-month period ended June 30, 2000, the Fund had a return of 6.41%, while the Russell 2000 Value and the Wilshire Small Cap Value returned 5.85% and 3.57%, respectively.

                                   Portfolio
                                Characteristics
--------------------------------------------------------------------------------
                               (As of 6/30/2000)

Total Net Assets                                                      $7,230,719
Number of Holdings                                                           113
P/E                                                                        21.8x

What factors contributed to this performance?

We increased the Fund's emphasis on health care, technology and energy, while lowering weightings in sectors such as consumer cyclicals and financial services. The increased weighting in health care and technology made a significant contribution to the Fund's outperformance, while the energy holdings also contributed to the positive returns for the period.

                                 Top 5 Sectors
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     17.3%
Health Care                                                                16.9%
Financials                                                                 12.7%
Consumer Discretionary                                                      9.7%
Industrials                                                                 8.7%

What investments in particular made the most significant contributions to the Fund's returns?

Selected investments in health care and technology helped the most. In health care, our leading performers during the six-month period included AmeriSource and Alpharma. AmeriSource, the fourth largest pharmaceutical distributor in the United States, benefited from an expanded relationship with a key customer and improved earnings growth. The stock rose by 104.1% during the six months. The Fund's investment in the convertible bonds of Alpharma, a generic pharmaceutical company, also contributed to the favorable performance with a gain of 86.7% in the period. Alpharma produces generic pharmaceutical products for the U.S. and European markets, and also operates animal health and fine chemicals businesses. The company announced the acquisition of an animal feed additive business that is expected to contribute to accelerated earnings growth next year.

The leading performers in technology included Scientific Atlanta, Hadco, and CSG Systems. The stock of Scientific Atlanta, which manufactures TV set-top boxes for cable television systems, rose by 166.7% during the six months. Hadco, a company that manufactures printed circuit boards, generated a gain of 120.1% for the six months. Sanmina, a contract manufacturer, acquired the company. CSG Systems, which provides customer care and billing services for the communications industry, appreciated 40.6% for the period.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                          Portfolio Manager Interview

                                Top 10 Holdings
--------------------------------------------------------------------------------
                   (as a percentage of 6/30/2000 net assets)

AmeriSource Health Corp., Class A                                           2.8%
Alza Corp.                                                                  1.9%
Burr-Brown Corp.                                                            1.7%
Sanmina Corp.                                                               1.7%
Pride International, Inc.                                                   1.6%
Medicis Pharmaceutical Corp., Class A                                       1.6%
CSG Systems International, Inc.                                             1.5%
Pier 1 Imports, Inc.                                                        1.5%
MDU Resources Group, Inc.                                                   1.3%
Zebra Technologies Corp., Class A                                           1.3%

What is your outlook?

We continue to have a favorable outlook for the stocks in the portfolio. We have found many good companies selling at reasonable stock valuations at a time when there is evidence of renewed investor interest in the small cap value stocks. Relative to large-cap companies, small-caps trade at more attractive valuations and we believe small-caps can generate stronger earnings growth this year. The reasonable prices of these stocks, combined with continued stock buybacks and merger-and-acquisition activity, increases the potential for strong small-cap performance.

Indications that the Federal Reserve Board may be approaching the end of its current cycle of short-term interest rate increases are another positive for small-cap stocks, which have generally out-performed large-cap stocks in a declining rate environment in the past. Stabilization of interest rates also should create a more favorable environment for those sectors, such as consumer cyclicals and financials, which have under-performed during the past year.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Special Equity Fund
                     Fund at a Glance as of June 30, 2000

"We think technology stocks could continue to achieve exceptional earnings growth, despite their high valuations."

                                  Portfolio
                                  Management
--------------------------------------------------------------------------------

                     [PHOTO]                         [PHOTO]
                 Tim Stevenson,                   Eric M. Teal,
                      CFA                             CFA
             Tenure:  October 1999             Tenure:  October 1999


                                    [PHOTO]

                                   Jay Zelko
                             Tenure: October 1999


--------------------------------------------------------------------------------
                           PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------
Portfolio Inception Date:                                              9/29/1999
Cumulative Returns
6-month                                                                    4.36%
Since Portfolio Inception                                                 23.95%
6-month capital gain distributions per share                          $    0.31


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


             VA Special Equity Fund    Consumer Price Index - US    Russell 2000
             ----------------------    -------------------------    ------------
  09/30/99           10,000                      10,000                10,000
  10/31/99           10,280                      10,018                10,041
  11/30/99           11,094                      10,024                10,640
  12/31/99           11,886                      10,024                11,844
  01/31/00           11,927                      10,048                11,654
  02/29/00           13,280                      10,107                13,578
  03/31/00           13,585                      10,191                12,683
  04/30/00           12,415                      10,197                11,920
  05/31/00           11,389                      10,203                11,225
  06/30/00           12,395                      10,204                12,203


Comparison of a $10,000 investment in Evergreen VA Special Equity Fund1 versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Performance results are extremely short-term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks affecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

All data is as of June 30, 2000 and subject to change.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Special Equity Fund
                          Portfolio Manager Interview

How did the Fund perform?

Evergreen VA Special Equity Fund returned 4.36% for the six-month period ended June 30, 2000, outperforming the Russell 2000 Index, which returned 3.04%. We attribute the Fund's strong relative performance to its holdings in the technology and brokerage services sectors.

                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 6/30/2000)

Total Net Assets                                                     $14,393,209
Number of Holdings                                                           152
P/E Ratio                                                                  19.1x

Why did small capitalization stocks experience such considerable price swings during the period?

Expectations of strong earnings growth and increasing opportunities within certain industries drove prices higher, while investors' concerns that a tighter Federal Reserve Board policy would interrupt the quarterly progression of positive earnings surprises--particularly in light of some extraordinarily high stock valuations--pushed prices lower. Many of the big winners over the past several quarters were the big losers in the market's retreat. "New Economy" stocks such as internet and software companies provided much of the fireworks. Biotechnology stocks also captured headlines, as investor optimism soared over the prospects for human gene mapping. Some of the "Old Economy" stocks were not immune to the market's gyrations, either, as some industries experienced spectacular rallies in response to strong earnings growth. The energy sector, in particular, stood out as steadily rising oil and gas prices drove many of these stocks to new highs before succumbing to concerns about a slowdown in global demand in response to expectations of higher interest rates.

                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 6/30/2000 net assets)

Information Technology                                                     29.3%
Consumer Discretionary                                                     15.3%
Financials                                                                 13.0%
Industrials                                                                12.2%
Health Care                                                                11.7%

What stocks most affected the Fund's performance?

Holdings in the technology, industrial and energy sectors all contributed to the Fund's returns. Brokerage services stocks also added to the Fund's performance, although some of the stocks in that sector experienced higher-than-average volatility. Our slight underweighting in technology issues was offset by the Fund's stock selection discipline, which identified exceptional performers like Integrated Device Technology (IDTI) and Trimble Navigation (TRMB). During the period, IDTI rose 106% and TRMB rose 126%, versus the 1.1% gain produced by the technology stocks in the Russell 2000 Index. In contrast, the Fund was over-weighted in the industrial and energy sectors, with positions in Hanover Compressor (HC), Mark IV industries (IV), Stone Energy (SGY) and Western Gas Resources (WGR). Dain Rauscher (DRC) was our most prominent holding in brokerage services. Detracting from performance were stocks in the pharmaceutical and health care sectors and the telephone industry. Some of these stocks included Supergen (SUPG) and Nextlink Communications (NXLK).

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Special Equity Fund
                          Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 6/30/2000 net assets)

Pegrine Systems, Inc.                                                       1.9%
Hanover Compressor Co.                                                      1.7%
Dain Rauscher Corp.                                                         1.7%
American Capital Strategies, Ltd.                                           1.7%
Nabors Industries, Inc.                                                     1.6%
Imperial Bancorp                                                            1.5%
Newfield Exploration Co.                                                    1.5%
Mercury Interactive Corp.                                                   1.4%
Michaels Stores, Inc.                                                       1.3%
Circle International Group, Inc.                                            1.2%

What are your expectations for small capitalization stocks over the next six months?

We think an improved earnings outlook and the ongoing boom in information technology will drive prices higher. We do not anticipate a significant economic slowdown in the third quarter of 2000--therefore, we do not believe investors will redirect their assets to larger, more liquid stocks.

We think technology stocks could continue to achieve exceptional earnings growth, despite their high valuations. The productivity enhancing benefits of today's technology products compel many businesses to invest heavily in technology in order to remain competitive in the global marketplace. We expect demand for faster and better technology to remain solid. Other sectors also are poised for success, in our opinion. Many smaller companies have carved out profitable niches within their industries that may ultimately translate into higher stock prices. We expect a number of these companies to benefit from merger and acquisition activity as larger competitors view smaller companies as important sources of future earnings growth.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund
                     Fund at a Glance as of June 30, 2000

"In our opinion,the Fund's broad investment parameters leave it well-positioned to take advantage of the opportunities that emerge from the market's dynamics."

                             Portfolio Management
                             --------------------

                                    [PHOTO]

                              Prescott B. Crocker
                              Tenure: March 1997


--------------------------------------------------------------------------------
                           PERFORMANCE & RETURNS1
--------------------------------------------------------------------------------

Portfolio Inception Date:                                               3/6/1997
Average Annual Returns
6-month                                                                   -2.48%
1 year                                                                    -0.02%
Since Portfolio Inception                                                  3.06%
6-month income dividends per share                                     $   0.63


--------------------------------------------------------------------------------
                               LONG TERM GROWTH
--------------------------------------------------------------------------------

                VA Strategic Income Fund    Consumer Price Index - US    Lehman Brothers Long Govt    Lehman Brothers Aggregate Bond
  03/06/97               10000                       10000                       10000                        10000
  06/30/97               10121                       10044                       10295                        10252
  12/31/97               10529                       10107                       11589                        10905
  06/30/98               10941                       10213                       12322                        11333
  12/31/98               11150                       10269                       13139                        11852
  06/30/99               11053                       10414                       12251                        11688
  12/31/99               11333                       10545                       11982                        11754
  06/30/00               11051                       10734                       13033                        12221



Comparison of a $10,000 investment in Evergreen VA Strategic Income Fund(1) versus a similar investment in the Lehman Brothers Long Term Government Bond Index (LBLTGBI), the Lehman Brothers Aggregate Bond Index (LBABI), and the Consumer Price Index (CPI).

The LBLTGBI and the LBABI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of shareholders.

All data is as of June 30, 2000 and subject to change.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Fund returned -2.48% for the six-month period ended June 30, 2000, versus the 8.77% and 3.99% respective returns for the Lehman Brothers Long Term Government Bond and Lehman Brothers Aggregate Bond Indices for the same period. We attribute the lag to underperformance in several high yield bond holdings and the Fund's relatively small exposure to the high risk emerging market sector. During the period, emerging market securities generated high returns relative to other fixed-income sectors.

                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 6/30/2000)

Total Net Assets                                                     $17,533,147
Average Credit Quality                                                      BBB-
Effective Maturity                                                     8.4 years
Average Duration                                                       4.9 years

What was the Fund's investment environment like?

Interest rates rose in both the United States and Europe for most of the period, as economic growth continued to be robust. Toward the end of the period, however, domestic interest rates fell--pushing bond prices higher--in response to signs of a slower economy. European bond prices lagged their U.S. counterparts during that time. European economic growth remained strong, which prompted concerns about future interest rate hikes. Canada's investment environment was favorable. The Canadian stock market continued to outperform its U.S. counterpart, reinforcing a strong Canadian dollar. In the high yield sector, volatility from the stock market spilled over to push bond prices lower. Bond prices rose in June, however, benefited by an increase in cash flows. The high yield sector attracted approximately $600 million in June after having experienced net outflows for the past six months. The improved technicals helped generate impressive returns for high yield bonds, for that month.

                               Portfolio Quality
                               -----------------
                (as a percentage of 6/30/2000 portfolio assets)

AAA                                                                        27.8%
BB                                                                         14.5%
B                                                                          49.9%
CCC                                                                         5.7%
Not Rated/Not Available                                                     2.1%

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview

What strategies did you use in managing the Fund?

We focused on asset-allocation, actively managing the Fund's currency positions, and careful security and sector selection, within the high yield sector. We shifted some of the Fund's assets from U.S. governments to the international sector to increase total return potential, taking advantage of the higher yields available in Europe and the favorable investment conditions in Canada. Accordingly, we adjusted the hedges on the Fund's currency holdings. At times, these positions emphasized the Canadian dollar, the Australian dollar and euro-denominated securities. In the high yield sector, we focused on the energy and wireless communications industries--sectors that contributed solidly to returns. In contrast, the Fund's equity position, as well as holdings in the retail and diversified media sectors, detracted from performance.

                                   Portfolio
                                  Composition
                                  -----------
                   (as a percentage of 6/30/2000 net assets)

Corporate Bonds                                                            50.4%
U.S. Treasury Obligations                                                  18.6%
Yankee Obligations                                                         10.5%
Foreign Bonds                                                              18.8%
Other Investments, and Other Assets
and Liabilities, net                                                        1.7%

What is your outlook?

We are optimistic for all of the sectors, near-term. We think the U.S. dollar could stabilize after its recent slide, and U.S. Treasury and agency returns could remain strong as signs of a "soft landing" for the economy begin to materialize. In the high yield sector, we believe cash flows could continue to be positive, which should help support prices; and internationally, Canada's investment remains solid. Longer-term, we are a little more cautious. We anticipate more moderate economic growth in the United States to cause consolidation in the stock market, as investors harvest gains and wrestle with uncertain earnings growth. Further, November's presidential elections could add some uncertainty to the environment. These changing conditions can both challenge investors and open-up longer-term opportunity. In our opinion, the Fund's broad investment parameters leave it well-positioned to take advantage of the opportunities that emerge from the market's dynamics.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                                            Period Ended
                                                          June 30, 2000 (a)
                                                             (Unaudited)
Net asset value, beginning of period                           $10.00
                                                               ------
Income from investment operations
Net investment income                                            0.01
Net realized and unrealized losses on securities                (0.07)
                                                               ------
Total from investment operations                                (0.06)
                                                               ------
Distributions to shareholders from net investment income            0
                                                               ------
Net asset value, end of period                                 $ 9.94
                                                               ------
Total return*                                                   (0.60%)
Ratios and supplemental data
Net assets, end of period (thousands)                          $5,364
Ratios to average net assets
 Expenses**                                                      1.01%+
 Net investment income                                           0.51%+
Portfolio turnover rate                                            31%

(a) For the period from April 28, 2000 (commencement of operations) to June 30, 2000.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)


                                                              Shares   Value

COMMON STOCKS - 92.0%
CONSUMER DISCRETIONARY - 9.0%
Automobiles - 0.3%
  General Motors Corp. .....................................     300 $   17,419
                                                                     ----------
Distributors - 0.6%
  Avnet, Inc. ..............................................     550     32,587
                                                                     ----------
Hotels, Restaurants & Leisure - 0.5%
  McDonald's Corp. .........................................     850     27,997
                                                                     ----------
Media - 4.7%
  Disney (Walt) Co. ........................................   1,450     56,278
  Infinity Broadcasting Corp. ..............................     550     20,041
  Seagram Co., Ltd. ........................................      50      2,900
  Time Warner, Inc. ........................................     600     45,600
  Univision Communications, Inc., Class A* .................     300     31,050
  Viacom, Inc., Class B ....................................   1,409     96,076
                                                                     ----------
                                                                        251,945
                                                                     ----------
Multi-line Retail - 1.7%
  Wal-Mart Stores, Inc. ....................................   1,550     89,319
                                                                     ----------
Specialty Retail - 1.2%
  Best Buy Co., Inc.* ......................................     600     37,950
  Home Depot, Inc. .........................................     550     27,465
                                                                     ----------
                                                                         65,415
                                                                     ----------
CONSUMER STAPLES - 2.2%
Beverages - 1.0%
  Pepsico, Inc. ............................................   1,250     55,547
                                                                     ----------
Food & Drug Retailing - 0.9%
  Safeway, Inc.* ...........................................   1,000     45,125
                                                                     ----------
Household Products - 0.3%
  Procter & Gamble Co. .....................................     300     17,175
                                                                     ----------
ENERGY - 9.6%
Energy Equipment & Services - 1.0%
  Diamond Offshore Drilling, Inc. ..........................      50      1,756
  Halliburton Co. ..........................................     400     18,875
  Nabors Industries, Inc.* .................................     750     31,172
                                                                     ----------
                                                                         51,803
                                                                     ----------
Oil & Gas - 8.6%
  Apache Corp. .............................................   1,050     61,753
  BP Amoco Plc, ADR ........................................   1,050     59,391
  Conoco, Inc., Class A ....................................   1,050     23,100
  Exxon Mobil Corp. ........................................   1,750    137,375
  Kerr-McGee Corp. .........................................     400     23,575
  Royal Dutch Petroleum Co. ................................   1,050     64,641
  Sunoco, Inc. .............................................     850     25,022
  Texaco, Inc. .............................................     800     42,600


                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                              Shares    Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Unocal Corp. ..............................................     700 $   23,187
                                                                      ----------
                                                                         460,644
                                                                      ----------
FINANCIALS - 12.2%
Banks - 3.9%
  Bank of America Corp. .....................................     850     36,550
  Chase Manhattan Corp. .....................................     375     17,273
  FleetBoston Financial Corp. ...............................     600     20,400
  Mellon Financial Corp. ....................................   1,350     49,191
  PNC Financial Services Group ..............................     450     21,094
  The Bank of New York Co., Inc. ............................     700     32,550
  Wells Fargo Co. ...........................................     850     32,937
                                                                      ----------
                                                                         209,995
                                                                      ----------
Diversified Financials - 5.6%
  American Express Co. ......................................     900     46,913
  Citigroup, Inc. ...........................................   1,550     93,387
  Federal National Mortgage Assn. ...........................     650     33,922
  Merrill Lynch & Co., Inc. .................................     350     40,250
  Morgan Stanley, Dean Witter & Co. .........................     400     33,300
  SCG Holding Corp. .........................................   1,600     35,000
  Schwab (Charles) & Co., Inc. ..............................     550     18,494
                                                                      ----------
                                                                         301,266
                                                                      ----------
Insurance - 2.7%
  American International Group, Inc. ........................     700     82,250
  Hartford Financial Services Group, Inc. ...................     650     36,360
  Marsh & McLennan Co., Inc. ................................     250     26,109
                                                                      ----------
                                                                         144,719
                                                                      ----------
HEALTH CARE - 10.3%
Biotechnology - 1.4%
  Amgen, Inc.* ..............................................     550     38,637
  MedImmune, Inc.* ..........................................     150     11,100
  Millennium Pharmaceuticals, Inc. ..........................     200     22,375
                                                                      ----------
                                                                          72,112
                                                                      ----------
Health Care Equipment & Supplies - 0.8%
  Medtronic, Inc. ...........................................     500     24,906
  PE Corp-PE Biosystems Group ...............................     300     19,763
                                                                      ----------
                                                                          44,669
                                                                      ----------
Pharmaceuticals - 8.1%
  American Home Products Corp. ..............................   1,200     70,500
  Bristol-Myers Squibb Co. ..................................     500     29,125
  Johnson & Johnson .........................................     650     66,219
  Lilly (Eli) & Co. .........................................     350     34,956

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                              Shares    Value

COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
  Merck & Co., Inc. .........................................   1,050 $   80,456
  Pfizer, Inc. ..............................................   1,237     59,376
  Pharmacia Corp. ...........................................     750     38,766
  Schering-Plough Corp. .....................................   1,100     55,550
                                                                      ----------
                                                                         434,948
                                                                      ----------
INDUSTRIALS - 9.0%
Aerospace & Defense - 0.7%
  United Technologies Corp. .................................     600     35,325
                                                                      ----------
Commercial Services & Supplies - 1.6%
  Automatic Data Processing, Inc. ...........................     650     34,816
  Avery Dennison Corp. ......................................     500     33,562
  Convergys Corp.* ..........................................     300     15,562
  Electronic Data Systems Corp. .............................      50      2,063
                                                                      ----------
                                                                          86,003
                                                                      ----------
Electrical Equipment - 0.4%
  American Power Conversion Corp.* ..........................     450     18,366
                                                                      ----------
Industrial Conglomerates - 5.1%
  General Electric Co. ......................................   4,350    230,550
  Tyco International, Ltd. ..................................     950     45,006
                                                                      ----------
                                                                         275,556
                                                                      ----------
Machinery - 0.4%
  Deere & Co. ...............................................     600     22,200
                                                                      ----------
Road & Rail - 0.8%
  Burlington Northern Santa Fe Corp. ........................     600     13,762
  Kansas City Southern Industries, Inc. .....................     350     31,041
                                                                      ----------
                                                                          44,803
                                                                      ----------
INFORMATION TECHNOLOGY - 32.6%
Communications Equipment - 8.4%
  Cisco Systems, Inc.* ......................................   2,600    165,262
  Corning, Inc. .............................................     200     53,975
  Extreme Networks, Inc. ....................................     100     10,550
  Juniper Networks, Inc. ....................................     100     14,556
  Lucent Technologies, Inc. .................................   1,200     71,100
  Motorola, Inc. ............................................     750     21,797
  Nokia Corp., ADR ..........................................   1,100     54,931
  Nortel Networks Corp. .....................................     850     58,013
                                                                      ----------
                                                                         450,184
                                                                      ----------
Computers & Peripherals - 5.4%
  Dell Computer Corp.* ......................................     600     29,587
  EMC Corp.* ................................................     950     73,091

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                              Shares    Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
  Hewlett-Packard Co. .......................................     350 $   43,706
  International Business Machines Corp. .....................     800     87,650
  Lexmark Intl. Group, Inc., Class A* .......................     320     21,520
  Sun Microsystems, Inc.* ...................................     350     31,828
                                                                      ----------
                                                                         287,382
                                                                      ----------
Electronic Equipment & Instruments - 1.7%
  Agilent Technologies, Inc. ................................     133      9,809
  JDS Uniphase Corp.* .......................................     100     11,988
  Sanmina Corp.* ............................................     600     51,300
  Solectron Corp.* ..........................................     500     20,937
                                                                      ----------
                                                                          94,034
                                                                      ----------
Internet Software & Services - 1.0%
  America Online, Inc.* .....................................     650     34,288
  VeriSign, Inc. ............................................     100     17,650
                                                                      ----------
                                                                          51,938
                                                                      ----------
Semiconductor Equipment & Products - 9.4%
  Applied Materials, Inc.* ..................................     400     36,250
  Broadcom Corp.* ...........................................     100     21,894
  Cypress Semiconductor Corp. ...............................   1,000     42,250
  Intel Corp. ...............................................   1,400    187,163
  Lam Research Corp.* .......................................     500     18,750
  Microchip Technology, Inc. ................................     950     55,352
  Micron Technology, Inc. ...................................     900     79,256
  National Semiconductor Corp.* .............................     400     22,700
  Teradyne, Inc.* ...........................................     550     40,425
                                                                      ----------
                                                                         504,040
                                                                      ----------
Software - 6.7%
  Adobe Systems, Inc. .......................................     150     19,500
  Mercury Interactive Corp.* ................................     150     14,513
  Microsoft Corp.* ..........................................   2,050    164,000
  Oracle Systems Corp.* .....................................     800     67,250
  Rational Software Corp.* ..................................     150     13,941
  Remedy Corp.* .............................................     550     30,662
  Siebel Systems, Inc.* .....................................     200     32,712
  Veritas Software Corp.* ...................................     150     16,952
                                                                      ----------
                                                                         359,530
                                                                      ----------
MATERIALS - 1.0%
Chemicals - 1.0%
  Millipore Corp. ...........................................     500     37,688
  Potash Corp. of Saskatchewan, Inc. ........................     300     16,556
                                                                      ----------
                                                                          54,244
                                                                      ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                             Shares    Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 5.1%
  Allegiance Telecom, Inc.* ................................     150 $    9,600
  AT&T Corp. ...............................................     800     25,300
  AT&T Corp., Liberty Media Group, Class A .................     800     19,400
  Bell Atlantic Corp. ......................................     850     43,191
  BellSouth Corp. ..........................................   1,200     51,150
  Global Crossing, Ltd.* ...................................      50      1,316
  SBC Communications, Inc. .................................   1,450     62,712
  Sprint Corp. .............................................     750     38,250
  WorldCom, Inc. ...........................................     500     22,937
                                                                     ----------
                                                                        273,856
                                                                     ----------
UTILITIES - 1.0%
Electric Utilities - 1.0%
  Dominion Resources, Inc. .................................     500     21,438
  Duke Energy Corp. ........................................     600     33,825
                                                                     ----------
                                                                         55,263
                                                                     ----------
    Total Common Stocks (cost $4,864,047)...................          4,935,409
    -------------------------------------
                                                                     ----------
SHORT-TERM INVESTMENTS - 10.1%
MUTUAL FUND SHARES - 10.1%
  Evergreen Select Money Market Fund (cost $543,520)o ...... 543,520    543,520
                                                                     ----------
Total Investments - (cost $5,407,567) - 102.1% .....................  5,478,929
Other Assets and Liabilities - (2.1%) ..............................   (115,243)
                                                                     ----------
Net Assets - 100.0% ................................................ $5,363,686
                                                                     ----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $5,407,567
 Net unrealized gains on securities................................      71,362
--------------------------------------------------------------------------------
 Market value of securities........................................   5,478,929
 Cash..............................................................      26,331
 Dividends receivable..............................................       1,820
 Receivable from investment advisor................................       8,650
--------------------------------------------------------------------------------
 Total assets......................................................   5,515,730
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................     142,401
 Due to other related parties......................................          44
 Accrued expenses and other liabilities............................       9,599
--------------------------------------------------------------------------------
 Total liabilities.................................................     152,044
--------------------------------------------------------------------------------
Net assets.........................................................  $5,363,686
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $5,392,054
 Undistributed net investment income...............................       4,550
 Accumulated net realized losses on securities.....................    (104,280)
 Net unrealized gains on securities................................      71,362
--------------------------------------------------------------------------------
Total net assets...................................................  $5,363,686
--------------------------------------------------------------------------------
Shares outstanding.................................................     539,525
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     9.94
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                            Statement of Operations
                   Period Ended June 30, 2000 (Unaudited) (a)

--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $159)...............  $  13,575
--------------------------------------------------------------------------------
Total investment income.............................................     13,575
--------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................      5,505
 Administrative services fees.......................................        902
 Transfer agent fee.................................................         43
 Trustees' fees and expenses........................................         94
 Printing and postage expenses......................................      5,197
 Custodian fee......................................................      1,482
 Professional fees..................................................      7,144
 Organization expenses..............................................      1,747
 Other..............................................................        465
--------------------------------------------------------------------------------
   Total expenses...................................................     22,579
   Less: Expense reductions.........................................       (112)
         Fee waivers................................................    (13,442)
--------------------------------------------------------------------------------
   Net expenses.....................................................      9,025
--------------------------------------------------------------------------------
 Net investment income                                                    4,550
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Net realized losses on securities..................................   (104,280)
--------------------------------------------------------------------------------
 Net change in unrealized gains on securities.......................     71,362
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities...................    (32,918)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations...............  $ (28,368)
--------------------------------------------------------------------------------

(a) For the period from April 28, 2000 (commencement of operations) to June 30, 2000.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Statement of Changes in Net Assets
                   Period Ended June 30, 2000 (Unaudited) (a)


--------------------------------------------------------------------------------

Operations
 Net investment income............................................  $    4,550
 Net realized losses on securities................................    (104,280)
 Net change in unrealized gains on securities.....................      71,362
-------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............     (28,368)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold........................................   5,392,054
 Payment for shares redeemed......................................           0
 Net asset value of shares issued in reinvestment of
  distributions...................................................           0
-------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions....................................................   5,392,054
-------------------------------------------------------------------------------
  Total increase in net assets....................................   5,363,686
Net assets
 Beginning of period..............................................           0
-------------------------------------------------------------------------------
 End of period....................................................  $5,363,686
-------------------------------------------------------------------------------
Undistributed net investment income...............................  $    4,550
-------------------------------------------------------------------------------

(a) For the period from April 28, 2000 (commencement of operations) to June 30, 2000.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen Capital Growth Fund
                               Financial Highlights
                (For a share outstanding throughout each period)

                                    Six Months Ended Year Ended December 31,
                                     June 30, 2000   ------------------------
                                      (Unaudited)       1999       1998 (b)
(Formerly Mentor VIP Capital Growth
Portfolio) (a) Net asset value,
beginning of period                     $ 14.42      $     13.58  $     12.50
                                        -------      -----------  -----------
Income from investment operations
Net investment income                      0.05             0.01         0.03
Net realized and unrealized gains
 on securities                             0.55             0.87         1.05
                                        -------      -----------  -----------
Total from investment operations           0.60             0.88         1.08
                                        -------      -----------  -----------
Distributions to shareholders from
Net investment income                     (0.01)           (0.02)           0
Net realized gains                        (0.45)           (0.02)           0
                                        -------      -----------  -----------
Total distributions                       (0.46)           (0.04)           0
                                        -------      -----------  -----------
Net asset value, end of period          $ 14.56      $     14.42  $     13.58
                                        -------      -----------  -----------
Total return*                              4.30%            6.50%        8.64%
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $29,951      $    28,377  $    20,142
Ratios to average net assets
 Expenses**                                1.00%+           1.18%        1.05%+
 Net investment income                     0.73%+           0.06%        0.50%+
Portfolio turnover rate                      37%              87%          54%

(a) Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Port-folio became owners of that number of full and fractional shares of Ever-green VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio con-tributed the majority of assets and shareholders to the Evergreen VA Capi-tal Growth Fund, the accounting and performance history is carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)


                                                              Shares   Value
COMMON STOCKS - 94.5%
CONSUMER DISCRETIONARY - 6.8%
Household Durables - 2.9%
  Newell Rubbermaid, Inc. ................................... 34,000 $  875,500
                                                                     ----------
Media - 3.0%
  Interpublic Group of Companies, Inc. ...................... 20,820    895,260
                                                                     ----------
Multi-line Retail - 0.9%
  May Department Stores Co. ................................. 10,900    261,600
                                                                     ----------
CONSUMER STAPLES - 15.2%
Food & Drug Retailing - 7.7%
  Albertsons, Inc. .......................................... 17,430    579,547
  Kroger Co.* ............................................... 17,000    375,063
  SYSCO Corp. ............................................... 31,790  1,339,154
                                                                     ----------
                                                                      2,293,764
                                                                     ----------
Personal Products - 3.3%
  Kimberly-Clark Corp. ...................................... 17,200    986,850
                                                                     ----------
Tobacco - 4.2%
  Philip Morris Cos., Inc. .................................. 47,350  1,257,734
                                                                     ----------
FINANCIALS - 13.1%
Banks - 7.3%
  SouthTrust Corp. .......................................... 23,250    526,031
  Wachovia Corp. ............................................  6,600    358,050
  Washington Mutual, Inc. ................................... 21,948    633,749
  Wells Fargo Co. ........................................... 17,680    685,100
                                                                     ----------
                                                                      2,202,930
                                                                     ----------
Diversified Financials - 5.8%
  American Express Co. ...................................... 17,610    917,921
  Federal Home Loan Mortgage Assn. ..........................  7,000    283,500
  Federal National Mortgage Assn. ........................... 10,110    527,616
                                                                     ----------
                                                                      1,729,037
                                                                     ----------
HEALTH CARE - 13.9%
Health Care Equipment & Supplies - 2.0%
  Baxter International, Inc. ................................  4,500    316,406
  Boston Scientific Corp.* .................................. 13,200    289,575
                                                                     ----------
                                                                        605,981
                                                                     ----------
Health Care Providers & Services - 4.1%
  Tenet Healthcare Corp.* ................................... 45,410  1,226,070
                                                                     ----------
Pharmaceuticals - 7.8%
  American Home Products Corp. ..............................  7,900    464,125
  Bristol-Myers Squibb Co. ..................................  8,500    495,125
  Johnson & Johnson .........................................  6,130    624,494

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                              Shares   Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
  Pfizer, Inc. ..............................................  7,600 $  364,800
  Schering-Plough Corp. .....................................  7,500    378,750
                                                                     ----------
                                                                      2,327,294
                                                                     ----------
INDUSTRIALS - 26.6%
Aerospace & Defense - 1.8%
  United Technologies Corp. .................................  9,000    529,875
                                                                     ----------
Building Products - 1.9%
  Masco Corp. ............................................... 30,900    558,131
                                                                     ----------
Commercial Services & Supplies - 11.9%
  Automatic Data Processing, Inc. ........................... 24,100  1,290,856
  Computer Sciences Corp.* .................................. 12,320    920,150
  First Data Corp. .......................................... 27,250  1,352,281
                                                                     ----------
                                                                      3,563,287
                                                                     ----------
Industrial Conglomerates - 7.8%
  Danaher Corp. ............................................. 15,400    761,338
  Tyco International, Ltd. .................................. 33,480  1,586,115
                                                                     ----------
                                                                      2,347,453
                                                                     ----------
Machinery - 3.1%
  Illinois Tool Works, Inc. ................................. 16,530    942,210
                                                                     ----------
Road & Rail - 0.1%
  Werner Enterprises, Inc. ..................................  2,950     34,109
                                                                     ----------
INFORMATION TECHNOLOGY - 10.8%
Computers & Peripherals - 2.6%
  International Business Machines Corp. .....................  7,100    777,894
                                                                     ----------
Electronic Equipment & Instruments - 1.2%
  Solectron Corp.* ..........................................  9,000    376,875
                                                                     ----------
Semiconductor Equipment & Products - 4.2%
  Intel Corp. ...............................................  9,350  1,249,978
                                                                     ----------
Software - 2.8%
  Computer Associates International, Inc. ................... 16,250    831,797
                                                                     ----------
MATERIALS - 3.2%
Chemicals - 3.2%
  Sherwin Williams Co. ...................................... 45,400    961,912
                                                                     ----------
TELECOMMUNICATION SERVICES - 3.6%
Diversified Telecommunication Services - 3.6%
  WorldCom, Inc. ............................................ 23,635  1,084,256
                                                                     ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Capital Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                           Shares      Value
COMMON STOCKS - continued
UTILITIES - 1.3%
Electric Utilities - 1.3%
  Duke Energy Corp. .....................................     6,850 $   386,169
                                                                    -----------
    Total Common Stocks (cost $25,182,600)...............            28,305,966
                                                                    -----------
SHORT-TERM INVESTMENTS - 3.6%
MUTUAL FUND SHARES - 3.6%
  Evergreen Select Money Market Fund
   (Cost $1,068,806) o .................................. 1,068,806   1,068,806
                                                                    -----------
Total Investments - (cost $26,251,406) - 98.1% ....................  29,374,772
Other Assets and Liabilities - 1.9% ...............................     576,263
                                                                    -----------
Net Assets - 100.0% ............................................... $29,951,035
                                                                    -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Capital Growth Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)


--------------------------------------------------------------------------------
Assets
 Identified cost of securities.....................................  $26,251,406
 Net unrealized gains on securities................................    3,123,366
--------------------------------------------------------------------------------
 Market value of securities........................................   29,374,772
 Receivable for securities sold....................................      575,593
 Dividends and interest receivable.................................       49,435
 Deferred organization expenses....................................        8,958
 Receivable from investment advisor................................       21,821
 Prepaid expenses and other assets.................................        8,957
--------------------------------------------------------------------------------
   Total assets....................................................   30,039,536
--------------------------------------------------------------------------------
Liabilities
 Due to custodian bank.............................................       78,310
 Due to other related parties......................................          246
 Accrued expenses and other liabilities............................        9,945
--------------------------------------------------------------------------------
   Total liabilities...............................................       88,501
--------------------------------------------------------------------------------
Net assets.........................................................  $29,951,035
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $26,390,875
 Undistributed net investment income...............................      103,225
 Accumulated net realized gains on securities......................      333,569
 Net unrealized gains on securities................................    3,123,366
--------------------------------------------------------------------------------
Total net assets...................................................  $29,951,035
--------------------------------------------------------------------------------
Shares outstanding.................................................    2,057,615
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     14.56
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Capital Growth Fund
                            Statement of Operations
                  Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Investment income
 Dividends.......................................................... $  205,411
 Interest...........................................................     40,288
--------------------------------------------------------------------------------
Total investment income.............................................    245,699
--------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................    113,340
 Administrative services fees.......................................     14,168
 Transfer agent fee.................................................        235
 Trustees' fees and expenses........................................        338
 Printing and postage expenses......................................     13,593
 Custodian fee......................................................      4,377
 Professional fees..................................................      5,515
 Organization expenses..............................................      1,761
 Other..............................................................      9,724
--------------------------------------------------------------------------------
   Total expenses...................................................    163,051
   Less: Expense reductions.........................................       (663)
     Fee waivers....................................................    (20,914)
--------------------------------------------------------------------------------
   Net expenses.....................................................    141,474
--------------------------------------------------------------------------------
 Net investment income..............................................    104,225
--------------------------------------------------------------------------------
Net realized and unrealized gains on securities
 Net realized gains on securities...................................    584,345
--------------------------------------------------------------------------------
 Net change in unrealized gains on securities.......................    506,701
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities....................  1,091,046
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations............... $1,195,271
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                      Statements of Changes in Net Assets

                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment income.....................    $   104,225       $    13,671
 Net realized gains on securities..........        584,345           680,856
 Net change in unrealized gains on
  securities...............................        506,701           835,607
-------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations........................      1,195,271         1,530,134
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.....................        (13,710)          (35,194)
 Net realized gains........................       (879,433)          (40,752)
-------------------------------------------------------------------------------
     Total distributions to shareholders...       (893,143)          (75,946)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................      2,817,573        10,355,763
 Payment for shares redeemed...............     (2,438,459)       (3,651,247)
 Net asset value of shares issued in
  reinvestment of distributions............        893,143            75,941
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    capital share transactions.............      1,272,257         6,780,457
-------------------------------------------------------------------------------
      Total increase in net assets.........      1,574,385         8,234,645
Net assets
 Beginning of period.......................     28,376,650        20,142,005
-------------------------------------------------------------------------------
 End of period.............................    $29,951,035       $28,376,650
-------------------------------------------------------------------------------
Undistributed net investment income........    $   103,225       $    12,710
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                        June 30, 2000        Period Ended
                                         (Unaudited)    December 31, 1999 (a)
Net asset value, beginning of period       $ 11.48             $ 10.00
                                           =======             =======
Income from investment operations
Net investment income                         0.05                0.03
Net realized and unrealized gains or
 losses on securities and future
 contracts                                   (0.10)               1.51
                                           -------             -------
Total from investment operations             (0.05)               1.54
                                           -------             -------
Distributions to shareholders from
Net investment income                            0               (0.03)
Net realized gains                           (0.03)              (0.03)
                                           -------             -------
Total distributions                          (0.03)              (0.06)
                                           -------             -------
Net asset value, end of period             $ 11.40             $ 11.48
                                           =======             =======
Total return*                                (0.44%)             15.47%
Ratios and supplemental data
Net assets, end of period (thousands)      $28,324             $18,685
Ratios to average net assets
 Expenses**                                   0.31%+              0.31%+
 Net investment income                        1.17%+              1.34%+
Portfolio turnover rate                          1%                  5%

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Equity Index Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - 93.8%
CONSUMER DISCRETIONARY - 10.3%
Auto Components - 0.3%
  Cooper Tire & Rubber Co. .............................        650 $     7,231
  Dana Corp. ...........................................        300       6,356
  Delphi Automotive Systems Corp. ......................      1,040      15,145
  Eaton Corp. ..........................................        200      13,400
  Genuine Parts Co. ....................................        400       8,000
  Goodyear Tire & Rubber Co. ...........................        260       5,200
  Johnson Controls, Inc. ...............................        200      10,263
  TRW, Inc. ............................................        250      10,844
  Visteon Corp. ........................................        327       3,965
                                                                    -----------
                                                                         80,404
                                                                    -----------
Automobiles - 0.8%
  Ford Motor Co. .......................................      2,500     107,500
  General Motors Corp. .................................      1,390      80,707
  Harley-Davidson, Inc. ................................        600      23,100
                                                                    -----------
                                                                        211,307
                                                                    -----------
Distributors - 0.0%
  W.W. Grainger, Inc. ..................................        200       6,162
                                                                    -----------
Hotels, Restaurants & Leisure - 0.6%
  Carnival Corp., Class A ..............................      1,150      22,425
  Darden Restaurants, Inc. .............................        450       7,312
  Harrahs Entertainment, Inc.* .........................        450       9,422
  Hilton Hotels Corp. ..................................        670       6,281
  Marriott International, Inc., Class A ................        430      15,507
  McDonald's Corp. .....................................      2,820      92,884
  Starbucks Corp.* .....................................        400      15,275
  Tricon Global Restaurants, Inc.* .....................        300       8,475
  Wendy's International, Inc. ..........................        150       2,672
                                                                    -----------
                                                                        180,253
                                                                    -----------
Household Durables - 0.2%
  Black & Decker Corp. .................................        200       7,863
  Centex Corp. .........................................        300       7,050
  Leggett & Platt, Inc. ................................        460       7,590
  Maytag Corp. .........................................        150       5,531
  Newell Rubbermaid, Inc. ..............................        470      12,102
  Snap-on, Inc. ........................................        300       7,987
  Stanley Works ........................................        100       2,375
  Tupperware Corp. .....................................        210       4,620
  Whirlpool Corp. ......................................        100       4,663
                                                                    -----------
                                                                         59,781
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.2%
  Brunswick Corp. ......................................        200 $     3,312
  Eastman Kodak Co. ....................................        710      42,245
  Hasbro, Inc. .........................................        200       3,013
  Mattel, Inc. .........................................        650       8,572
  Polaroid Corp. .......................................        300       5,419
                                                                    -----------
                                                                         62,561
                                                                    -----------
Media - 3.7%
  Clear Channel Communications, Inc.* ..................        740      55,500
  Comcast Corp., Class A................................      1,830      74,115
  Disney (Walt) Co. ....................................      4,400     170,775
  Dow Jones & Co., Inc. ................................        200      14,650
  Gannett Co., Inc. ....................................        570      34,093
  Harcourt General, Inc. ...............................        100       5,438
  Interpublic Group of Cos., Inc. ......................        570      24,510
  Knight-Ridder, Inc. ..................................        200      10,637
  MediaOne Group, Inc.* ................................      1,240      81,995
  Meredith Corp. .......................................        300      10,125
  New York Times Co., Class A...........................        300      11,850
  Omnicom Group, Inc. ..................................        330      29,391
  Seagram Co., Ltd. ....................................        950      55,100
  Time Warner, Inc. ....................................      2,840     215,840
  Tribune Co. ..........................................        520      18,200
  Viacom, Inc., Class B.................................      3,224     219,836
  Young & Rubicam, Inc. ................................        100       5,719
                                                                    -----------
                                                                      1,037,774
                                                                    -----------
Multi-line Retail - 2.7%
  Consolidated Stores Corp.* ...........................        450       5,400
  Costco Wholesale Corp.* ..............................        880      29,040
  Dillards, Inc., Class A...............................        600       7,350
  Dollar General Corp. .................................        562      10,959
  Federated Department Stores, Inc.* ...................        450      15,188
  J.C. Penney Co., Inc. ................................        400       7,375
  Kmart Corp.* .........................................        850       5,791
  Kohl's Corp.* ........................................        720      40,050
  May Department Stores Co. ............................        640      15,360
  Reebok International, Ltd. ...........................        300       4,781
  Sears, Roebuck & Co. .................................        700      22,837
  Target Corp. .........................................        980      56,840
  Wal-Mart Stores, Inc. ................................      9,520     548,590
                                                                    -----------
                                                                        769,561
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.7%
  Autozone, Inc.* ......................................        300 $     6,600
  Bed Bath & Beyond, Inc.* .............................        250       9,063
  Best Buy Co., Inc.* ..................................        470      29,727
  Circuit City Stores, Inc. ............................        360      11,948
  Gap, Inc. ............................................      1,850      57,812
  Home Depot, Inc. .....................................      4,885     243,945
  Limited, Inc. ........................................        900      19,462
  Lowe's Companies, Inc. ...............................        800      32,850
  Nordstrom, Inc. ......................................        250       6,031
  Office Depot, Inc.* ..................................      1,300       8,125
  RadioShack Corp. .....................................        350      16,581
  Staples, Inc.* .......................................        910      13,991
  Tiffany & Co. ........................................        100       6,750
  TJX Co., Inc. ........................................        750      14,063
  Toys "R" Us, Inc.* ...................................        450       6,553
                                                                    -----------
                                                                        483,501
                                                                    -----------
Textiles & Apparel - 0.1%
  Liz Claiborne, Inc. ..................................        100       3,525
  Nike, Inc., Class B...................................        570      22,693
  Springs Industries, Inc. .............................        100       3,219
  V.F. Corp. ...........................................        150       3,572
                                                                    -----------
                                                                         33,009
                                                                    -----------
CONSUMER STAPLES - 6.2%
Beverages - 1.9%
  Adolph Coors Co. .....................................        150       9,075
  Anheuser Busch Cos., Inc. ............................      1,010      75,434
  Brown Forman Corp., Class B...........................         90       4,838
  Coca Cola Co. ........................................      5,230     300,398
  Coca Cola Enterprises, Inc. ..........................        750      12,234
  Pepsico, Inc. ........................................      2,960     131,535
                                                                    -----------
                                                                        533,514
                                                                    -----------
Food & Drug Retailing - 0.9%
  Albertsons, Inc. .....................................        850      28,262
  CVS Corp. ............................................        800      32,000
  Great Atlantic & Pacific Tea, Inc. ...................        400       6,650
  Kroger Co.* ..........................................      1,800      39,712
  Longs Drug Stores Corp. ..............................        200       4,350
  Rite Aid Corp. .......................................      1,000       6,563
  Safeway, Inc.* .......................................      1,050      47,381
  SYSCO Corp. ..........................................        630      26,539

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
  Walgreen Co. .........................................      2,110 $    67,916
  Winn Dixie Stores, Inc. ..............................        450       6,441
                                                                    -----------
                                                                        265,814
                                                                    -----------
Food Products - 1.3%
  Archer Daniels Midland Co. ...........................      1,310      12,854
  Bestfoods.............................................        570      39,472
  Campbell Soup Co. ....................................        970      28,251
  Conagra, Inc. ........................................      1,140      21,731
  General Mills, Inc. ..................................        600      22,950
  H.J. Heinz Co. .......................................        670      29,312
  Hershey Foods Corp. ..................................        250      12,125
  Kellogg Co. ..........................................        930      27,668
  Nabisco Group Holding Corp. ..........................        950      24,641
  Quaker Oats Co. ......................................        300      22,538
  Ralston Purina Co. ...................................        550      10,966
  Sara Lee Corp. .......................................      1,900      36,694
  Unilever NV...........................................      1,150      49,450
  Wrigley (W.M.) Junior Co. ............................        250      20,047
                                                                    -----------
                                                                        358,699
                                                                    -----------
Health Care Equipment & Supplies - 0.0%
  SuperValu, Inc. ......................................        450       8,578
                                                                    -----------
Household Products - 0.6%
  American Greetings Corp., Class A.....................        400       7,600
  Procter & Gamble Co. .................................      2,890     165,452
                                                                    -----------
                                                                        173,052
                                                                    -----------
Personal Products - 1.0%
  Alberto Culver Co., Class B...........................        200       6,112
  Avon Products, Inc. ..................................        500      22,250
  Clorox Co. ...........................................        510      22,854
  Colgate-Palmolive Co. ................................      1,210      72,449
  Gillette Co. .........................................      2,150      75,116
  International Flavors & Fragrances, Inc. .............        200       6,038
  Kimberly-Clark Corp. .................................      1,150      65,981
                                                                    -----------
                                                                        270,800
                                                                    -----------
Tobacco - 0.5%
  Philip Morris Cos., Inc. .............................      4,780     126,969
  UST, Inc. ............................................        300       4,406
                                                                    -----------
                                                                        131,375
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
ENERGY - 5.1%
Energy Equipment & Services - 0.7%
  Baker Hughes, Inc. ...................................        730 $    23,360
  Halliburton Co. ......................................        880      41,525
  Rowan Companies, Inc.*................................        200       6,075
  Schlumberger, Ltd. ...................................      1,220      91,042
  Transocean Sedco Forex, Inc. .........................        539      28,803
                                                                    -----------
                                                                        190,805
                                                                    -----------
Oil & Gas - 4.4%
  Amerada Hess Corp. ...................................        200      12,350
  Anadarko Petroleum Corp. .............................        250      12,328
  Apache Corp. .........................................        300      17,644
  Ashland, Inc. ........................................        300      10,519
  Burlington Resources, Inc. ...........................        380      14,535
  Chevron Corp. ........................................      1,410     119,586
  Conoco, Inc., Class B.................................      1,200      29,475
  Exxon Mobil Corp. ....................................      7,328     575,248
  Kerr-McGee Corp. .....................................        200      11,788
  Occidental Petroleum Corp. ...........................        700      14,744
  Phillips Petroleum Co. ...............................        530      26,864
  Royal Dutch Petroleum Co. ............................      4,550     280,109
  Sunoco, Inc. .........................................        300       8,831
  Texaco, Inc. .........................................      1,120      59,640
  Tosco Corp. ..........................................        350       9,909
  Union Pacific Resource Group, Inc. ...................        450       9,900
  Unocal Corp. .........................................        420      13,913
  USX Marathon Group....................................        600      15,037
                                                                    -----------
                                                                      1,242,420
                                                                    -----------
FINANCIALS - 12.1%
Banks - 4.3%
  AmSouth Bancorp.......................................        820      12,915
  Bank of America Corp. ................................      3,620     155,660
  Bank One Corp. .......................................      2,350      62,422
  BB&T Corp. ...........................................        720      17,190
  Charter One Financial, Inc. ..........................        400       9,200
  Chase Manhattan Corp. ................................      2,610     120,223
  Comerica, Inc. .......................................        300      13,462
  Fifth Third Bancorp...................................        700      44,275
  First Union Corp. (degrees)...........................      2,000      49,625
  Firstar Corp. ........................................      2,100      44,231
  FleetBoston Financial Corp. ..........................      2,105      71,570
  Golden West Financial Corp. ..........................        310      12,652
  Huntington Bancshares, Inc. ..........................        400       6,325
  J.P. Morgan & Co., Inc. ..............................        360      39,645

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  KeyCorp...............................................        890 $    15,686
  Mellon Financial Corp. ...............................      1,050      38,259
  National City Corp. ..................................      1,310      22,352
  Northern Trust Corp. .................................        500      32,531
  Old Kent Financial Corp. .............................        273       7,303
  PNC Financial Services Group..........................        600      28,125
  Regions Financial Corp. ..............................        400       7,950
  SouthTrust Corp. .....................................        300       6,788
  State Street Corp. ...................................        410      43,486
  Summit Bancorp........................................        400       9,850
  Suntrust Banks, Inc. .................................        620      28,326
  Synovus Financial Corp. ..............................        500       8,813
  The Bank of New York Co., Inc. .......................      1,500      69,750
  U.S. Bancorp..........................................      1,500      28,875
  Union Planters Corp. .................................        240       6,705
  Wachovia Corp. .......................................        460      24,955
  Washington Mutual, Inc. ..............................      1,170      33,784
  Wells Fargo Co. ......................................      3,410     132,137
                                                                    -----------
                                                                      1,205,070
                                                                    -----------
Diversified Financials - 5.1%
  American Express Co. .................................      2,770     144,386
  Associates First Capital Corp., Class A...............      1,400      31,237
  Bear Stearns Cos., Inc. ..............................        257      10,698
  Capital One Financial Corp. ..........................        360      16,065
  Citigroup, Inc. ......................................      7,120     428,980
  Conseco, Inc. ........................................      1,650      16,088
  Countrywide Credit Industries, Inc. ..................        250       7,578
  Crane Co. ............................................        150       3,647
  Federal Home Loan Mortgage Assn. .....................      1,450      58,725
  Federal National Mortgage Assn. ......................      2,100     109,594
  Fortune Brands, Inc. .................................        300       6,919
  Franklin Resources, Inc. .............................        430      13,061
  Household International, Inc. ........................        930      38,653
  Lehman Brothers Holdings, Inc. .......................        250      23,641
  MBNA Corp. ...........................................      1,650      44,756
  McDermott International, Inc. ........................        550       4,847
  Merrill Lynch & Co., Inc. ............................        830      95,450
  Morgan Stanley, Dean Witter & Co. ....................      2,400     199,800
  National Service Industries, Inc. ....................        400       7,800
  Paine Webber Group, Inc. .............................        290      13,195
  Price (T.) Rowe & Associates, Inc. ...................        260      11,050
  Providian Financial Corp. ............................        290      26,100
  Ryder Systems, Inc. ..................................        250       4,734

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Schwab (Charles) & Co., Inc. .........................      2,950 $    99,194
  SLM Holding Corp. ....................................        600      22,462
  Textron, Inc. ........................................        300      16,294
                                                                    -----------
                                                                      1,454,954
                                                                    -----------
Insurance - 2.7%
  AFLAC, Inc. ..........................................        550      25,266
  Allstate Corp. .......................................      1,900      42,275
  American General Corp. ...............................        530      32,330
  American International Group, Inc. ...................      3,330     391,275
  Aon Corp. ............................................        500      15,531
  Chubb Corp. ..........................................        370      22,755
  CIGNA Corp. ..........................................        340      31,790
  Cincinnati Financial Corp. ...........................        300       9,431
  Hartford Financial Services Group, Inc. ..............        400      22,375
  Jefferson Pilot Corp. ................................        240      13,545
  Lincoln National Corp. ...............................        460      16,617
  Loews Corp. ..........................................        240      14,400
  Marsh & McLennan Co., Inc. ...........................        550      57,441
  MBIA, Inc. ...........................................        230      11,083
  MGIC Investment Corp. ................................        240      10,920
  Progressive Corp. ....................................        200      14,800
  SAFECO Corp. .........................................        250       4,969
  St. Paul Cos., Inc. ..................................        400      13,650
  Torchmark Corp. ......................................        250       6,172
  UnumProvident Corp. ..................................        410       8,226
                                                                    -----------
                                                                        764,851
                                                                    -----------
HEALTH CARE - 11.1%
Biotechnology - 0.7%
  Amgen, Inc.* .........................................      2,230     156,658
  Biogen, Inc.* ........................................        300      19,350
  MedImmune, Inc.* .....................................        400      29,600
                                                                    -----------
                                                                        205,608
                                                                    -----------
Health Care Equipment & Supplies - 1.1%
  Alza Corp.* ..........................................        200      11,825
  Bausch & Lomb, Inc. ..................................        100       7,738
  Baxter International, Inc. ...........................        580      40,781
  Becton Dickinson & Co. ...............................        430      12,336
  Biomet, Inc. .........................................        200       7,688
  Boston Scientific Corp.* .............................        840      18,427
  C.R. Bard, Inc. ......................................        150       7,219
  Guidant Corp.* .......................................        600      29,700
  Mallinckrodt, Inc. ...................................        300      13,031

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
  Medtronic, Inc. ......................................      2,450 $   122,041
  PE Corp-PE Biosystems Group...........................        460      30,302
  St. Jude Medical, Inc.* ..............................        300      13,762
                                                                    -----------
                                                                        314,850
                                                                    -----------
Health Care Providers & Services - 0.7%
  Aetna, Inc. ..........................................        300      19,256
  Cardinal Health, Inc. ................................        560      41,440
  HCA-The Healthcare Corp. .............................      1,100      33,412
  HEALTHSOUTH Corp. ....................................      2,200      15,813
  Humana, Inc. .........................................      1,850       9,019
  IMS Health, Inc. .....................................        500       9,000
  Manor Care, Inc.* ....................................      1,250       8,750
  McKesson HBOC, Inc. ..................................        470       9,841
  Quintiles Transnational Corp. ........................        680       9,605
  Shared Medical System Corp. ..........................         80       5,835
  Tenet Healthcare Corp.* ..............................        550      14,850
  UnitedHealth Group, Inc. .............................        300      25,725
  Wellpoint Health Networks, Inc., Class A* ............         90       6,519
                                                                    -----------
                                                                        209,065
                                                                    -----------
Pharmaceuticals - 8.6%
  Abbott Laboratories...................................      3,190     142,154
  Allergan, Inc. .......................................        280      20,860
  American Home Products Corp. .........................      2,710     159,212
  Bristol-Myers Squibb Co. .............................      4,200     244,650
  Johnson & Johnson.....................................      3,010     306,644
  Lilly (Eli) & Co. ....................................      2,400     239,700
  Merck & Co., Inc. ....................................      4,800     367,800
  Pfizer, Inc. .........................................     13,220     634,560
  Pharmacia Corp. ......................................      2,682     138,626
  Schering-Plough Corp. ................................      3,070     155,035
  Watson Pharmaceuticals, Inc.* ........................        200      10,750
                                                                    -----------
                                                                      2,419,991
                                                                    -----------
INDUSTRIALS - 8.7%
Aerospace & Defense - 0.8%
  B.F. Goodrich Co. ....................................        200       6,813
  Boeing Co. ...........................................      1,950      81,534
  General Dynamics Corp. ...............................        460      24,035
  Lockheed Martin Corp. ................................        850      21,091
  Northrop Grumman Corp. ...............................        200      13,250
  Perkinelmer, Inc. ....................................         90       5,951

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
  Raytheon Co., Class B ................................        650 $    12,512
  United Technologies Corp. ............................      1,030      60,641
                                                                    -----------
                                                                        225,827
                                                                    -----------
Air Freight & Couriers - 0.1%
  FedEx Corp. ..........................................        600      22,800
                                                                    -----------
Airlines - 0.2%
  AMR Corp.* ...........................................        300       7,931
  Delta Air Lines, Inc. ................................        300      15,169
  Southwest Airlines Co. ...............................        900      17,044
  US Airways Group, Inc.* ..............................        300      11,700
                                                                    -----------
                                                                         51,844
                                                                    -----------
Building Products - 0.0%
  Armstrong Holdings, Inc. .............................         50         765
  Masco Corp. ..........................................        780      14,089
                                                                    -----------
                                                                         14,854
                                                                    -----------
Commercial Services & Supplies - 1.5%
  Allied Waste Industries, Inc.* .......................        750       7,500
  Automatic Data Processing, Inc. ......................      1,310      70,167
  Avery Dennison Corp. .................................        250      16,781
  Cendant Corp.* .......................................      1,540      21,560
  Ceridian Corp.* ......................................        450      10,828
  Computer Sciences Corp.* .............................        310      23,153
  Convergys Corp.* .....................................        300      15,563
  Deluxe Corp. .........................................        300       7,069
  Donnelley (R.R.) & Sons Co. ..........................        350       7,897
  Dun & Bradstreet Corp. ...............................        350      10,019
  Electronic Data Systems Corp. ........................        950      39,187
  Equifax, Inc. ........................................        250       6,563
  First Data Corp. .....................................        960      47,640
  H&R Block, Inc. ......................................        200       6,475
  McGraw-Hill Cos., Inc. ...............................        360      19,440
  Paychex, Inc. ........................................        780      32,760
  Pitney Bowes, Inc. ...................................        550      22,000
  Sabre Group Holdings, Inc. Class A* ..................        344       9,804
  Waste Management, Inc. ...............................      1,150      21,850
  Xerox Corp. ..........................................      1,270      26,352
                                                                    -----------
                                                                        422,608
                                                                    -----------
Construction & Engineering - 0.0%
  Fluor Corp. ..........................................        100       3,163
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Electrical Equipment - 0.3%
  American Power Conversion Corp.* .....................        400 $    16,325
  Cooper Industries, Inc. ..............................        200       6,512
  Emerson Electric Co. .................................        870      52,526
  Molex, Inc. ..........................................        375      18,047
  Thomas & Betts Corp. .................................        150       2,869
                                                                    -----------
                                                                         96,279
                                                                    -----------
Industrial Conglomerates - 5.1%
  Danaher Corp. ........................................        250      12,359
  Dover Corp. ..........................................        370      15,008
  General Electric Co. .................................     20,970   1,111,410
  Honeywell International, Inc. ........................      1,631      54,944
  ITT Industries, Inc. .................................        300       9,113
  Minnesota Mining & Manufacturing Co. .................        830      68,475
  Thermo Electron Corp.* ...............................        200       4,213
  Tyco International, Ltd. .............................      3,490     165,339
                                                                    -----------
                                                                      1,440,861
                                                                    -----------
Machinery - 0.4%
  Caterpillar, Inc. ....................................        670      22,696
  Cummins Engine, Inc. .................................        150       4,088
  Deere & Co. ..........................................        410      15,170
  Illinois Tool Works, Inc. ............................        590      33,630
  Ingersoll Rand Co. ...................................        300      12,075
  Navistar International Corp., Inc.* ..................        150       4,659
  Paccar, Inc. .........................................        100       3,969
  Parker Hannifin Corp. ................................        240       8,220
  Timken Co. ...........................................        210       3,911
                                                                    -----------
                                                                        108,418
                                                                    -----------
Road & Rail - 0.3%
  Burlington Northern Santa Fe Corp. ...................        900      20,644
  CSX Corp. ............................................        350       7,416
  Kansas City Southern Industries, Inc. ................        240      21,285
  Norfolk Southern Corp. ...............................        700      10,412
  Union Pacific Corp. ..................................        570      21,197
                                                                    -----------
                                                                         80,954
                                                                    -----------
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 8.2%
  3Com Corp.* ..........................................        770      44,371
  Adaptec, Inc.* .......................................        440      10,010
  Cabletron Systems, Inc.* .............................        300       7,575
  Cisco Systems, Inc.* .................................     14,600     928,013
  Comverse Technology, Inc.* ...........................        280      26,040

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Corning, Inc. ........................................        620 $   167,323
  Lucent Technologies, Inc. ............................      6,800     402,900
  Motorola, Inc. .......................................      4,449     129,299
  Nortel Networks Corp. ................................      6,280     428,610
  Qualcomm, Inc.* ......................................      1,540      92,400
  Scientific Atlanta, Inc. .............................        300      22,350
  Tellabs, Inc.* .......................................        860      58,856
                                                                    -----------
                                                                      2,317,747
                                                                    -----------
Computers & Peripherals - 6.6%
  Apple Computer* ......................................        720      37,710
  Compaq Computer Corp. ................................      3,470      88,702
  Dell Computer Corp.* .................................      5,480     270,232
  EMC Corp.* ...........................................      4,600     353,912
  Gateway, Inc.* .......................................        710      40,293
  Hewlett-Packard Co. ..................................      2,100     262,238
  International Business Machines Corp. ................      3,750     410,859
  Lexmark Intl. Group, Inc., Class A* ..................        300      20,175
  NCR Corp.* ...........................................        200       7,788
  Network Appliance, Inc. ..............................        600      48,300
  Seagate Technology* ..................................        450      24,750
  Sun Microsystems, Inc.* ..............................      3,420     311,006
  Unisys Corp.* ........................................        650       9,466
                                                                    -----------
                                                                      1,885,431
                                                                    -----------
Electronic Equipment & Instruments - 0.6%
  Agilent Technologies, Inc. ...........................      1,000      73,750
  Andrew Corp.* ........................................        280       9,398
  Rockwell International Corp. .........................        350      11,025
  Sanmina Corp.* .......................................        200      17,100
  Solectron Corp.* .....................................      1,260      52,762
  Tektronix, Inc. ......................................        100       7,400
                                                                    -----------
                                                                        171,435
                                                                    -----------
Internet Software & Services - 1.4%
  America Online, Inc.* ................................      4,800     253,200
  Yahoo!, Inc.* ........................................      1,100     136,262
                                                                    -----------
                                                                        389,462
                                                                    -----------
Semiconductor Equipment & Products - 6.6%
  Advanced Micro Devices, Inc.* ........................        350      27,038
  Altera Corp.* ........................................        400      40,775
  Analog Devices, Inc.* ................................        760      57,760
  Applied Materials, Inc.* .............................      1,700     154,062
  Conexant Systems, Inc.* ..............................        400      19,450

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Intel Corp. ..........................................      7,080 $   946,507
  KLA-Tencor Corp.* ....................................        400      23,425
  Linear Technology Corp. ..............................        900      57,544
  LSI Logic Corp.* .....................................        680      36,805
  Maxim Integrated Products, Inc.* .....................        600      40,763
  Micron Technology, Inc. ..............................      1,160     102,152
  Mips Technologies Inc. ...............................        104       4,001
  National Semiconductor Corp.* ........................        400      22,700
  Novellus Systems, Inc.* ..............................        300      16,969
  Teradyne, Inc.* ......................................        320      23,520
  Texas Instruments, Inc. ..............................      3,460     237,659
  Xilinx, Inc.* ........................................        720      59,445
                                                                    -----------
                                                                      1,870,575
                                                                    -----------
Software - 6.1%
  Adobe Systems, Inc. ..................................        260      33,800
  Autodesk, Inc. .......................................        200       6,938
  BMC Software, Inc.* ..................................        510      18,607
  Citrix Systems, Inc.* ................................        320       6,060
  Computer Associates International, Inc. ..............      1,200      61,425
  Compuware Corp.* .....................................        670       6,951
  Mercury Interactive Corp.* ...........................        200      19,350
  Microsoft Corp.* .....................................     11,030     882,400
  Novell, Inc.* ........................................        540       4,995
  Oracle Systems Corp.* ................................      6,060     509,419
  Parametric Technology Corp.* .........................        450       4,950
  Peoplesoft, Inc.* ....................................        450       7,537
  Sapient Corp.* .......................................        100      10,694
  Siebel Systems, Inc.* ................................        400      65,425
  Veritas Software Corp.* ..............................        800      90,412
                                                                    -----------
                                                                      1,728,963
                                                                    -----------
Specialty Retail - 0.2%
  ADC Telecommunications, Inc.* ........................        600      50,325
                                                                    -----------
MATERIALS - 2.0%
Chemicals - 1.0%
  Air Products & Chemicals, Inc. .......................        450      13,866
  Dow Chemical Co. .....................................      1,470      44,376
  DuPont (E.I.) De Nemours & Co. .......................      2,120      92,750
  Eastman Chemical Co. .................................        100       4,775
  Ecolab, Inc. .........................................        250       9,766
  Engelhard Corp. ......................................        950      16,209
  FMC Corp.* ...........................................         50       2,900
  Grace (W.R.) & Co.* ..................................        450       5,456

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                            Shares      Value

COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
  Great Lakes Chemical Corp. ............................        300 $     9,450
  Hercules, Inc. ........................................        300       4,219
  Millipore Corp. .......................................        100       7,538
  Pall Corp. ............................................        150       2,775
  PPG Industries, Inc. ..................................        350      15,509
  Praxair, Inc. .........................................        300      11,231
  Rohm & Haas Co. .......................................        450      15,525
  Sherwin Williams Co. ..................................        300       6,356
  Sigma-Aldrich Corp. ...................................        400      11,700
  Union Carbide Corp. ...................................        300      14,850
                                                                     -----------
                                                                         289,251
                                                                     -----------
Construction Materials - 0.0%
  Owens Corning .........................................        450       4,163
  Vulcan Materials Co. ..................................        200       8,537
                                                                     -----------
                                                                          12,700
                                                                     -----------
Containers & Packaging - 0.1%
  Ball Corp. ............................................        100       3,219
  Bemis Co., Inc. .......................................        100       3,363
  Crown Cork & Seal Co., Inc. ...........................        150       2,250
  Owens Illinois, Inc.* .................................        150       1,753
  Pactiv Corp.* .........................................        700       5,512
  Sealed Air Corp.* .....................................        200      10,475
  Temple Inland, Inc. ...................................         70       2,940
                                                                     -----------
                                                                          29,512
                                                                     -----------
Metals & Mining - 0.5%
  Alcan Aluminum, Ltd. ..................................        360      11,160
  Alcoa, Inc. ...........................................      1,728      50,112
  Allegheny Technologies, Inc. ..........................        300       5,400
  Arch Coal, Inc. .......................................         24         185
  Barrick Gold Corp. ....................................        710      12,913
  Bethlehem Steel Corp.* ................................         50         178
  Freeport McMoran Copper & Gold, Inc., Class B* ........        700       6,475
  Homestake Mining Co. ..................................        800       5,500
  Inco, Ltd. ............................................        400       6,150
  Newmont Mining Corp. ..................................        300       6,487
  Nucor Corp. ...........................................        200       6,637
  Phelps Dodge Corp. ....................................        100       3,719
  Placer Dome, Inc. .....................................      1,050      10,041
  USX-United States Steel Group .........................        100       1,856
  Worthington Industries, Inc. ..........................        200       2,100
                                                                     -----------
                                                                         128,913
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Equity Index
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 0.4%
  Boise Cascade Corp. ..................................        100 $     2,588
  Fort James Corp. .....................................        350       8,094
  Georgia-Pacific Corp. ................................        300       7,875
  International Paper Co. ..............................        946      28,203
  Louisiana Pacific Corp. ..............................      1,100      11,962
  Mead Corp. ...........................................        200       5,050
  Potlatch Corp. .......................................         90       2,981
  Westvaco Corp. .......................................        200       4,962
  Weyerhaeuser Co. .....................................        510      21,930
  Willamette Industries, Inc. ..........................        150       4,088
                                                                    -----------
                                                                         97,733
                                                                    -----------
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 5.5%
  ALLTEL Corp. .........................................        650      40,259
  AT&T Corp. ...........................................      6,650     210,306
  Bell Atlantic Corp. ..................................      3,230     164,124
  BellSouth Corp. ......................................      3,900     166,238
  Centurytel, Inc. .....................................        300       8,625
  Global Crossing, Ltd.* ...............................      2,660      69,991
  GTE Corp. ............................................      2,150     133,838
  SBC Communications, Inc. .............................      7,169     310,059
  Sprint Corp. .........................................      1,800      91,800
  U.S. West, Inc. ......................................      1,110      95,183
  WorldCom, Inc. .......................................      6,100     279,837
                                                                    -----------
                                                                      1,570,260
                                                                    -----------
Wireless Telecommunications Services - 0.8%
  Nextel Communications, Inc., Class A* ................      1,640     100,348
  Sprint Corp. (PCS Group), Ser. 1* ....................      1,960     116,620
                                                                    -----------
                                                                        216,968
                                                                    -----------
UTILITIES - 2.3%
Electric Utilities - 1.5%
  AES Corp.* ...........................................        940      42,888
  Ameren Corp. .........................................        250       8,438
  American Electric Power Co., Inc. ....................        650      19,256
  Cinergy Corp. ........................................        250       6,359
  CMS Energy Corp. .....................................        450       9,956
  Consolidated Edison, Inc. ............................        450      13,331
  Constellation Energy Group, Inc. .....................        250       8,141
  Dominion Resources, Inc. .............................        443      18,994
  DTE Energy Co. .......................................        250       7,641
  Duke Energy Corp. ....................................        780      43,972

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
  Edison International .................................        750 $    15,375
  Entergy Corp. ........................................        420      11,419
  FirstEnergy Corp. ....................................        350       8,181
  Florida Progress Corp. ...............................        200       9,375
  FPL Group, Inc. ......................................        400      19,800
  GPU, Inc. ............................................        150       4,059
  New Century Energies, Inc. ...........................        200       6,000
  Niagara Mohawk Holdings, Inc.* .......................      1,000      13,938
  Northern State Power Corp. ...........................        450       9,084
  PECO Energy Co. ......................................        400      16,125
  PG&E Corp. ...........................................        800      19,700
  Pinnacle West Capital Corp. ..........................        110       3,726
  PPL Corp. ............................................        250       5,484
  Public Service Enterprise Group, Inc. ................        450      15,581
  Reliant Energy, Inc. .................................        600      17,738
  Southern Co. .........................................      1,350      31,472
  TXU Corp. ............................................        560      16,520
  Unicom Corp. .........................................        450      17,409
                                                                    -----------
                                                                        419,962
                                                                    -----------
Gas Utilities - 0.8%
  Coastal Corp. ........................................        450      27,394
  Columbia Energy Group ................................        200      13,125
  Eastern Enterprises ..................................         50       3,150
  El Paso Energy Corp. .................................        500      25,469
  Enron Corp. ..........................................      1,500      96,750
  NICOR, Inc. ..........................................        100       3,263
  Oneok, Inc. ..........................................        300       7,781
  Peoples Energy Corp. .................................        300       9,712
  Sempra Energy ........................................        350       5,950
  The Williams Cos., Inc. ..............................        870      36,268
                                                                    -----------
                                                                        228,862
                                                                    -----------
Multi-Utilities - 0.0%
  CP & L Energy, Inc. ..................................        310       9,901
                                                                    -----------
    Total Common Stocks (cost $24,562,626) .............             26,559,367
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                         Principal
                                                           Amount      Value

U.S. TREASURY OBLIGATIONS - 0.7%
U.S. Government Agency Obligations - 0.7%
  U.S. Treasury Bills:
   5.595%, 08/03/2000................................... $  125,000 $   124,398
   5.64%, 07/06/2000....................................     67,000      66,968
                                                                    -----------
    Total U.S. Treasury Obligations (cost $191,366).....                191,366
                                                                    -----------
SHORT-TERM INVESTMENTS - 6.2%
REPURCHASE AGREEMENTS - 6.2%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, maturing 7/3/2000, maturity
   value $1,767,527 (cost $1,766,585) (1)...............  1,766,585   1,766,585
                                                                    -----------
Total Investments - (cost $26,520,577) - 100.7%....................  28,517,318
Other Assets and Liabilities - (0.7%)..............................    (193,816)
                                                                    -----------
Net Assets - 100.0%................................................ $28,323,502
                                                                    -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $24,753,992
 Repurchase agreements, at amortized cost.........................    1,766,585
-------------------------------------------------------------------------------
 Total identified cost of investments.............................   26,520,577
 Net unrealized gains on securities...............................    1,996,741
-------------------------------------------------------------------------------
 Market value of securities.......................................   28,517,318
 Cash.............................................................        8,826
 Foreign currency, at value (cost $16)............................           16
 Receivable for securities sold...................................       12,007
 Dividends and interest receivable................................       20,914
 Receivable for daily variation margin on open futures contracts..        9,363
-------------------------------------------------------------------------------
   Total assets...................................................   28,568,444
-------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      228,533
 Payable for Fund shares redeemed.................................          104
 Due to other related parties.....................................          230
 Accrued expenses and other liabilities...........................       16,075
-------------------------------------------------------------------------------
   Total liabilities..............................................      244,942
-------------------------------------------------------------------------------
Net assets........................................................  $28,323,502
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $26,269,137
 Undistributed net investment income..............................      133,245
 Accumulated net realized losses on securities....................      (55,943)
 Net unrealized gains on securities...............................    1,977,063
-------------------------------------------------------------------------------
Total net assets..................................................  $28,323,502
-------------------------------------------------------------------------------
Shares outstanding................................................    2,485,440
-------------------------------------------------------------------------------
Net asset value per share.........................................  $     11.40
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $702)................  $121,047
 Interest............................................................    46,659
--------------------------------------------------------------------------------
Total investment income..............................................   167,706
--------------------------------------------------------------------------------
Expenses
 Advisory fee........................................................    36,839
 Administrative services fees........................................    11,408
 Transfer agent fee..................................................       163
 Trustees' fees and expenses.........................................       229
 Printing and postage expenses.......................................     7,011
 Custodian fee.......................................................     4,089
 Professional fees...................................................     6,000
 Other...............................................................     7,098
--------------------------------------------------------------------------------
   Total expenses                                                        72,837
   Less: Expense reductions..........................................    (1,217)
         Fee waivers and expense reimbursements......................   (37,159)
--------------------------------------------------------------------------------
   Net expenses......................................................    34,461
--------------------------------------------------------------------------------
 Net investment income...............................................   133,245
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and futures contracts
 Net realized gains or losses on:
   Securities........................................................   (11,101)
   Futures contracts.................................................    17,041
--------------------------------------------------------------------------------
 Net realized gains on securities and futures contracts..............     5,940
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities and futures
  contracts..........................................................   (95,780)
--------------------------------------------------------------------------------
 Net realized and unrealized gains or losses on securities and
  futures contracts..................................................   (89,840)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations................  $ 43,405
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Statements of Changes in Net Assets

                                          Six Months Ended
                                           June 30, 2000        Year Ended
                                            (Unaudited)    December 31, 1999 (a)
--------------------------------------------------------------------------------
Operations
 Net investment income..................    $   133,245         $    51,531
 Net realized gains on securities and
  futures contracts.....................          5,940              48,329
 Net change in unrealized gains or
  losses on securities and futures
  contracts.............................        (95,780)          2,072,843
--------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations.......................         43,405           2,172,703
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income..................              0             (53,614)
 Net realized gains.....................        (60,908)            (47,221)
--------------------------------------------------------------------------------
 Total distributions to shareholders....        (60,908)           (100,835)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..............      9,641,316          16,604,324
 Payment for shares redeemed............         (9,454)            (12,392)
 Net asset value of shares issued in
  reinvestment of distributions.........         23,708              21,635
--------------------------------------------------------------------------------
 Net increase in net assets resulting
  from capital share transactions.......      9,655,570          16,613,567
--------------------------------------------------------------------------------
  Total increase in net assets..........      9,638,067          18,685,435
Net assets
 Beginning of period....................     18,685,435                   0
--------------------------------------------------------------------------------
 End of period..........................    $28,323,502         $18,685,435
--------------------------------------------------------------------------------
Undistributed net investment income.....    $   133,245         $         0
--------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended      Year Ended December 31,
                          June 30, 2000   -------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #   1996 (a) #
Net asset value,
 beginning of period         $ 17.31      $ 15.31  $ 14.89  $ 11.41   $ 10.00
                             -------      -------  -------  -------   -------
Income from investment
 operations
Net investment income           0.01         0.09     0.07     0.06      0.05
Net realized and
 unrealized gains or
 losses on securities          (0.46)        3.36     0.86     4.15      1.44
                             -------      -------  -------  -------   -------
Total from investment
 operations                    (0.45)        3.45     0.93     4.21      1.49
                             -------      -------  -------  -------   -------
Distributions to
 shareholders from
Net investment income              0        (0.11)       0    (0.05)    (0.05)
Net realized gains             (0.29)       (1.34)   (0.51)   (0.68)    (0.03)
                             -------      -------  -------  -------   -------
Total distributions            (0.29)       (1.45)   (0.51)   (0.73)    (0.08)
                             -------      -------  -------  -------   -------
Net asset value, end of
 period                      $ 16.57      $ 17.31  $ 15.31  $ 14.89   $ 11.41
                             -------      -------  -------  -------   -------
Total return*                  (2.73%)      23.03%    6.44%   37.16%    14.90%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $73,298      $69,774  $45,820  $21,600   $10,862
Ratios to average net
 assets
 Expenses**                     1.03%+       1.02%    1.01%    1.01%     1.00%+
 Net investment income          0.10%+       0.57%    0.49%    0.42%     0.87%+
Portfolio turnover rate           61%         111%      16%      32%        6%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                              Shares    Value

COMMON STOCKS - 93.5%
CONSUMER DISCRETIONARY - 10.3%
Hotels, Restaurants & Leisure - 1.0%
  McDonald's Corp. .......................................... 22,810 $   751,305
                                                                     -----------
Media - 5.7%
  Clear Channel Communications, Inc.* .......................  5,100     382,500
  Disney (Walt) Co. ......................................... 25,500     989,719
  Echostar Communications Corp., Class A.....................  7,600     251,631
  Seagram Co., Ltd. .........................................  6,000     348,000
  Time Warner, Inc. ......................................... 17,500   1,330,000
  Viacom, Inc., Class B...................................... 13,239     902,734
                                                                     -----------
                                                                       4,204,584
                                                                     -----------
Multi-line Retail - 3.0%
  Kohl's Corp.* .............................................  8,000     445,000
  Wal-Mart Stores, Inc. ..................................... 29,800   1,717,225
                                                                     -----------
                                                                       2,162,225
                                                                     -----------
Specialty Retail - 0.6%
  Home Depot, Inc. ..........................................  8,350     416,978
                                                                     -----------
CONSUMER STAPLES - 7.7%
Beverages - 2.8%
  Anheuser Busch Cos., Inc...................................  9,100     679,656
  Coca Cola Co. .............................................  6,500     373,344
  Pepsico, Inc. ............................................. 21,560     958,072
                                                                     -----------
                                                                       2,011,072
                                                                     -----------
Food & Drug Retailing - 2.1%
  Albertsons, Inc. ..........................................  8,700     289,275
  CVS Corp. .................................................  7,800     312,000
  Kroger Co.* ............................................... 13,800     304,462
  Safeway, Inc.* ............................................  5,900     266,238
  Walgreen Co. .............................................. 12,100     389,469
                                                                     -----------
                                                                       1,561,444
                                                                     -----------
Food Products - 0.5%
  Quaker Oats Co. ...........................................  4,900     368,112
                                                                     -----------
Household Products - 0.3%
  Procter & Gamble Co. ......................................  4,100     234,725
                                                                     -----------
Personal Products - 1.7%
  Avon Products, Inc. ....................................... 10,700     476,150
  Clorox Co. ................................................  5,200     233,025
  Kimberly-Clark Corp. ......................................  7,200     413,100
  The Estee Lauder Cos., Inc., Class A.......................  3,100     153,256
                                                                     -----------
                                                                       1,275,531
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Tobacco - 0.3%
  Philip Morris Cos., Inc. ..................................  7,400 $   196,563
                                                                     -----------
ENERGY - 9.6%
Energy Equipment & Services - 2.2%
  Baker Hughes, Inc. ........................................ 15,700     502,400
  Diamond Offshore Drilling, Inc. ...........................  3,800     133,475
  Halliburton Co. ...........................................  3,900     184,031
  Schlumberger, Ltd. ........................................  7,600     567,150
  Transocean Sedco Forex, Inc. ..............................  3,900     208,407
                                                                     -----------
                                                                       1,595,463
                                                                     -----------
Oil & Gas - 7.4%
  Anadarko Petroleum Corp. ..................................  5,600     276,150
  Apache Corp. ..............................................  4,000     235,250
  Burlington Resources, Inc. ................................  9,000     344,250
  Chevron Corp. .............................................  7,430     630,157
  Conoco, Inc., Class B...................................... 15,700     385,631
  Exxon Mobil Corp. ......................................... 28,060   2,202,710
  Royal Dutch Petroleum Co. ................................. 13,300     818,781
  Texaco, Inc. ..............................................  7,100     378,075
  Unocal Corp. ..............................................  6,000     198,750
                                                                     -----------
                                                                       5,469,754
                                                                     -----------
FINANCIALS - 7.6%
Banks - 2.1%
  Bank of America Corp. ..................................... 13,500     580,500
  FleetBoston Financial Corp. ............................... 10,700     363,800
  PNC Financial Services Group...............................  3,900     182,813
  State Street Corp. ........................................  1,600     169,700
  The Bank of New York Co., Inc. ............................  4,300     199,950
                                                                     -----------
                                                                       1,496,763
                                                                     -----------
Diversified Financials - 3.0%
  American Express Co. ......................................  7,200     375,300
  Citigroup, Inc. ........................................... 22,600   1,361,650
  Federal National Mortgage Assn. ...........................  5,390     281,291
  Schwab (Charles) & Co., Inc. ..............................  4,800     161,400
                                                                     -----------
                                                                       2,179,641
                                                                     -----------
Insurance - 2.5%
  Allstate Corp. ............................................  6,100     135,725
  American International Group, Inc. ........................ 11,715   1,376,512
  Chubb Corp. ...............................................  2,800     172,200
  Progressive Corp. .........................................  2,400     177,600
                                                                     -----------
                                                                       1,862,037
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value

COMMON STOCKS - continued
HEALTH CARE - 13.1%
Biotechnology - 0.6%
  Amgen, Inc. *..............................................  6,200 $   435,550
                                                                     -----------
Health Care Equipment & Supplies - 2.5%
  Baxter International, Inc. ................................  5,000     351,562
  Biomet, Inc. ..............................................  5,400     207,563
  Guidant Corp. *............................................ 10,200     504,900
  Medtronic, Inc. ........................................... 14,400     717,300
                                                                     -----------
                                                                       1,781,325
                                                                     -----------
Health Care Providers & Services - 0.7%
  HCA-The Healthcare Corp. .................................. 10,100     306,787
  Tenet Healthcare Corp. *...................................  8,300     224,100
                                                                     -----------
                                                                         530,887
                                                                     -----------
Pharmaceuticals - 9.3%
  Abbott Laboratories........................................ 16,600     739,738
  American Home Products Corp. .............................. 15,460     908,275
  Bristol-Myers Squibb Co. ..................................  6,900     401,925
  Johnson & Johnson.......................................... 16,100   1,640,187
  Pfizer, Inc. .............................................. 45,575   2,187,600
  Pharmacia Corp. ...........................................  8,125     419,961
  Schering-Plough Corp. ..................................... 10,500     530,250
                                                                     -----------
                                                                       6,827,936
                                                                     -----------
INDUSTRIALS - 9.8%
Aerospace & Defense - 0.9%
  General Motors Corp., Class H *............................  3,400     298,350
  United Technologies Corp. .................................  5,990     352,661
                                                                     -----------
                                                                         651,011
                                                                     -----------
Commercial Services & Supplies - 0.7%
  Automatic Data Processing, Inc. ...........................  6,800     364,225
  Pitney Bowes, Inc. ........................................  3,900     156,000
                                                                     -----------
                                                                         520,225
                                                                     -----------
Industrial Conglomerates - 7.6%
  General Electric Co. ...................................... 78,100   4,139,300
  Honeywell International, Inc. ............................. 10,487     353,281
  Minnesota Mining & Manufacturing Co. ......................  5,400     445,500
  Tyco International, Ltd. .................................. 13,550     641,931
                                                                     -----------
                                                                       5,580,012
                                                                     -----------
Machinery - 0.6%
  Illinois Tool Works, Inc. .................................  4,000     228,000
  Ingersoll Rand Co. ........................................  5,600     225,400
                                                                     -----------
                                                                         453,400
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 27.6%
Communications Equipment - 9.1%
  Cisco Systems, Inc.* .................................     40,450 $  2,571,103
  Corning, Inc. ........................................      1,900      512,763
  Lucent Technologies, Inc. ............................     19,200    1,137,600
  Nokia Corp., ADR......................................     10,400      519,350
  Nortel Networks Corp. ................................     28,400    1,938,300
                                                                    ------------
                                                                       6,679,116
                                                                    ------------
Computers & Peripherals - 5.6%
  EMC Corp.* ...........................................     15,100    1,161,756
  Hewlett-Packard Co. ..................................      5,100      636,863
  International Business Machines Corp. ................      8,460      926,899
  Sun Microsystems, Inc.* ..............................     15,000    1,364,062
                                                                    ------------
                                                                       4,089,580
                                                                    ------------
Electronic Equipment & Instruments - 0.2%
  Agilent Technologies, Inc. ...........................      2,097      154,654
                                                                    ------------
Internet Software & Services - 1.3%
  America Online, Inc.* ................................     13,500      712,125
  Yahoo!, Inc.* ........................................      1,800      222,975
                                                                    ------------
                                                                         935,100
                                                                    ------------
Semiconductor Equipment & Products - 8.2%
  Applied Materials, Inc.* .............................      7,060      639,812
  Intel Corp. ..........................................     26,090    3,487,907
  LSI Logic Corp.* .....................................      3,300      178,613
  Micron Technology, Inc. ..............................      6,500      572,406
  Teradyne, Inc.* ......................................      4,100      301,350
  Texas Instruments, Inc. ..............................     12,000      824,250
                                                                    ------------
                                                                       6,004,338
                                                                    ------------
Software - 3.2%
  Computer Associates International, Inc. ..............      4,600      235,462
  Microsoft Corp.* .....................................     10,400      832,000
  Oracle Systems Corp.* ................................     15,600    1,311,375
                                                                    ------------
                                                                       2,378,837
                                                                    ------------
MATERIALS - 1.4%
Chemicals - 1.2%
  Dow Chemical Co. .....................................      5,700      172,069
  DuPont (E.I.) De Nemours & Co. .......................      8,100      354,375
  PPG Industries, Inc. .................................      5,400      239,287
  Union Carbide Corp. ..................................      2,100      103,950
                                                                    ------------
                                                                         869,681
                                                                    ------------
Paper & Forest Products - 0.2%
  Bowater, Inc. ........................................      3,100      136,788
                                                                    ------------

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                        Shares       Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 4.2%
  Bell Atlantic Corp. ...............................       9,300 $   472,556
  GTE Corp. .........................................       7,300     454,425
  SBC Communications, Inc. ..........................      10,300     445,475
  Sprint Corp. ......................................      17,900     912,900
  U.S. West, Inc. ...................................       4,100     351,575
  WorldCom, Inc. ....................................       9,900     454,163
                                                                  -----------
                                                                    3,091,094
                                                                  -----------
Wireless Telecommunications Services - 0.8%
  Nextel Communications, Inc., Class A* .............       4,180     255,764
  Sprint Corp. (PCS Group), Ser. 1* .................       5,300     315,350
                                                                  -----------
                                                                      571,114
                                                                  -----------
UTILITIES - 1.4%
Electric Utilities - 0.6%
  Duke Energy Corp. .................................       2,800     157,850
  Southern Co. ......................................      12,800     298,400
                                                                  -----------
                                                                      456,250
                                                                  -----------
Gas Utilities - 0.8%
  Enron Corp. .......................................       8,600     554,700
                                                                  -----------
    Total Common Stocks (cost $58,541,032)...........              68,487,795
                                                                  -----------
SHORT-TERM INVESTMENTS - 6.5%
MUTUAL FUND SHARES - 6.5%
  Evergreen Select Money Market Fund (cost
   $4,777,811) o.....................................   4,777,811   4,777,811
                                                                  -----------
Total Investments - (cost $63,318,843) - 100.0%..................  73,265,606
Other Assets and Liabilities - 0.0%..............................      32,711
                                                                  -----------
Net Assets - 100.0%.............................................. $73,298,317
                                                                  -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                      Statements of Assets and Liabilities
                           June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $63,318,843
 Net unrealized gains on securities...............................    9,946,763
-------------------------------------------------------------------------------
 Market value of securities.......................................   73,265,606
 Receivable for securities sold...................................      340,465
 Dividends and interest receivable................................       39,743
 Deferred organization expenses...................................        1,979
-------------------------------------------------------------------------------
  Total assets....................................................   73,647,793
-------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      303,483
 Due to custodian bank............................................       23,760
 Advisory fee payable.............................................        1,852
 Due to other related parties.....................................          599
 Accrued expenses and other liabilities...........................       19,782
-------------------------------------------------------------------------------
  Total liabilities...............................................      349,476
-------------------------------------------------------------------------------
Net assets........................................................  $73,298,317
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $64,329,891
 Undistributed net investment income..............................       33,030
 Accumulated net realized losses on securities....................   (1,011,367)
 Net unrealized gains on securities...............................    9,946,763
-------------------------------------------------------------------------------
Total net assets..................................................  $73,298,317
-------------------------------------------------------------------------------
Shares outstanding................................................    4,424,416
-------------------------------------------------------------------------------
Net asset value per share.........................................  $     16.57
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $2,518)...........  $   272,503
 Interest.........................................................      115,968
--------------------------------------------------------------------------------
Total investment income...........................................      388,471
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      305,802
 Administrative services fees.....................................       34,819
 Transfer agent fee...............................................           23
 Trustees' fees and expenses......................................          694
 Printing and postage expenses....................................        7,911
 Custodian fee....................................................       18,488
 Professional fees................................................        7,637
 Organization expenses............................................        2,345
 Other............................................................        2,319
--------------------------------------------------------------------------------
 Total expenses...................................................      380,038
 Less: Expense reductions.........................................       (9,709)
   Fee waivers....................................................      (19,182)
--------------------------------------------------------------------------------
 Net expenses.....................................................      351,147
--------------------------------------------------------------------------------
 Net investment income............................................       37,324
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities................................     (856,422)
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities....................   (1,139,542)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities.................   (1,995,964)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(1,958,640)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                      Statements of Changes in Net Assets

                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment income.....................    $    37,324       $   332,353
 Net realized gains or losses on
  securities...............................       (856,422)        6,047,723
 Net change in unrealized gains or losses
  on securities............................     (1,139,542)        6,103,722
-------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations..............     (1,958,640)       12,483,798
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.....................              0          (421,000)
 Net realized gains........................     (1,191,061)       (5,088,833)
-------------------------------------------------------------------------------
   Total distributions to shareholders.....     (1,191,061)       (5,509,833)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................      7,855,748        17,827,523
 Payment for shares redeemed...............     (2,372,841)       (6,357,630)
 Net asset value of shares issued in
  reinvestment of distributions............      1,191,061         5,509,833
-------------------------------------------------------------------------------
   Net increase in net assets resulting
    from capital share transactions........      6,673,968        16,979,726
-------------------------------------------------------------------------------
    Total increase in net assets...........      3,524,267        23,953,691
Net assets
 Beginning of period.......................     69,774,050        45,820,359
-------------------------------------------------------------------------------
 End of period.............................    $73,298,317       $69,774,050
-------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income.........................    $    33,030       $    (4,294)
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                         Six Months Ended       Year Ended December 31,
                          June 30, 2000   --------------------------------------
                           (Unaudited)      1999    1998 #   1997 #   1996 (a) #
Net asset value,
 beginning of period         $  15.70     $  14.47  $ 13.54  $ 11.31   $ 10.00
                             --------     --------  -------  -------   -------
Income from investment
 operations
Net investment income            0.11         0.28     0.35     0.26      0.16
Net realized and
 unrealized gains or
 losses on securities           (0.26)        1.27     1.07     2.86      1.37
                             --------     --------  -------  -------   -------
Total from investment
 operations                     (0.15)        1.55     1.42     3.12      1.53
                             --------     --------  -------  -------   -------
Distributions to
 shareholders from
Net investment income               0        (0.28)   (0.26)   (0.24)    (0.16)
Net realized gains              (0.09)       (0.04)   (0.23)   (0.65)    (0.06)
                             --------     --------  -------  -------   -------

Total distributions             (0.09)       (0.32)   (0.49)   (0.89)    (0.22)
                             --------     --------  -------  -------   -------
Net asset value, end of
 period                      $  15.46     $  15.70  $ 14.47  $ 13.54   $ 11.31
                             --------     --------  -------  -------   -------
Total return*                   (0.99%)      10.64%   10.56%   27.80%    15.30%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $176,321     $145,566  $78,371  $31,840   $15,812
Ratios to average net
 assets
 Expenses**                      0.95%+       0.95%    1.00%    1.01%     1.00%+
 Net investment income           1.57%+       2.29%    2.44%    2.15%     2.70%+
Portfolio turnover rate            47%          77%      10%      26%       12%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                         Shares       Value

COMMON STOCKS - 64.9%
CONSUMER DISCRETIONARY - 7.1%
Hotels, Restaurants & Leisure - 0.7%
  McDonald's Corp. ...................................      39,420 $  1,298,396
                                                                   ------------
Media - 3.9%
  Clear Channel Communications, Inc.* ................       8,400      630,000
  Disney (Walt) Co. ..................................      42,200    1,637,887
  Echostar Communications Corp., Class A..............      11,500      380,758
  Seagram Co., Ltd. ..................................       9,800      568,400
  Time Warner, Inc. ..................................      29,300    2,226,800
  Viacom, Inc., Class B...............................      22,090    1,506,262
                                                                   ------------
                                                                      6,950,107
                                                                   ------------
Multi-line Retail - 2.1%
  Kohl's Corp.* ......................................      12,800      712,000
  Wal-Mart Stores, Inc. ..............................      50,830    2,929,079
                                                                   ------------
                                                                      3,641,079
                                                                   ------------
Specialty Retail - 0.4%
  Home Depot, Inc. ...................................      14,285      713,357
                                                                   ------------
CONSUMER STAPLES - 5.2%
Beverages - 2.0%
  Anheuser Busch Cos., Inc. ..........................      15,600    1,165,125
  Coca Cola Co. ......................................      11,300      649,044
  Pepsico, Inc. ......................................      37,140    1,650,408
                                                                   ------------
                                                                      3,464,577
                                                                   ------------
Food & Drug Retailing - 1.5%
  Albertsons, Inc. ...................................      14,500      482,125
  CVS Corp. ..........................................      13,600      544,000
  Kroger Co.* ........................................      22,800      503,025
  Safeway, Inc.* .....................................      10,200      460,275
  Walgreen Co. .......................................      20,700      666,281
                                                                   ------------
                                                                      2,655,706
                                                                   ------------
Food Products - 0.3%
  Quaker Oats Co. ....................................       8,300      623,538
                                                                   ------------
Personal Products - 1.2%
  Avon Products, Inc. ................................      18,500      823,250
  Clorox Co. .........................................       8,600      385,388
  Kimberly-Clark Corp. ...............................      11,800      677,025
  The Estee Lauder Cos., Inc., Class A................       5,100      252,131
                                                                   ------------
                                                                      2,137,794
                                                                   ------------
Tobacco - 0.2%
  Philip Morris Cos., Inc. ...........................      12,300      326,719
                                                                   ------------

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                         Shares       Value

COMMON STOCKS - continued
ENERGY - 6.8%
Energy Equipment & Services - 1.5%
  Baker Hughes, Inc. .................................      26,700 $    854,400
  Diamond Offshore Drilling, Inc. ....................       6,200      217,775
  Halliburton Co. ....................................       6,200      292,563
  Schlumberger, Ltd. .................................      13,200      985,050
  Transocean Sedco Forex, Inc. .......................       6,400      342,000
                                                                   ------------
                                                                      2,691,788
                                                                   ------------
Oil & Gas - 5.3%
  Anadarko Petroleum Corp. ...........................      10,000      493,125
  Apache Corp. .......................................       6,800      399,925
  Burlington Resources, Inc. .........................      15,000      573,750
  Chevron Corp. ......................................      12,580    1,066,941
  Conoco, Inc., Class B...............................      27,800      682,838
  Exxon Mobil Corp. ..................................      47,941    3,763,368
  Royal Dutch Petroleum Co. ..........................      22,300    1,372,844
  Texaco, Inc. .......................................      12,200      649,650
  Unocal Corp. .......................................      10,600      351,125
                                                                   ------------
                                                                      9,353,566
                                                                   ------------
FINANCIALS - 5.2%
Banks - 1.4%
  Bank of America Corp. ..............................      22,540      969,220
  FleetBoston Financial Corp. ........................      18,900      642,600
  PNC Financial Services Group........................       6,500      304,687
  State Street Corp. .................................       2,800      296,975
  The Bank of New York Co., Inc. .....................       7,100      330,150
                                                                   ------------
                                                                      2,543,632
                                                                   ------------
Diversified Financials - 2.1%
  American Express Co. ...............................      11,580      603,607
  Citigroup, Inc. ....................................      36,300    2,187,075
  Federal National Mortgage Assn. ....................      10,500      547,969
  Schwab (Charles) & Co., Inc. .......................       8,100      272,363
                                                                   ------------
                                                                      3,611,014
                                                                   ------------
Insurance - 1.7%
  Allstate Corp. .....................................      10,100      224,725
  American International Group, Inc. .................      18,850    2,214,875
  Chubb Corp. ........................................       4,600      282,900
  Progressive Corp. ..................................       4,000      296,000
                                                                   ------------
                                                                      3,018,500
                                                                   ------------
HEALTH CARE - 9.0%
Biotechnology - 0.4%
  Amgen, Inc.* .......................................      10,200      716,550
                                                                   ------------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                         Shares       Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.7%
  Baxter International, Inc. .........................       8,400     $    590,625
  Biomet, Inc. .......................................       8,900          342,094
  Guidant Corp.* .....................................      17,000          841,500
  Medtronic, Inc. ....................................      23,830        1,187,032
                                                                       ------------
                                                                          2,961,251
                                                                       ------------
Health Care Providers & Services - 0.5%
  HCA-The Healthcare Corp. ...........................      16,900          513,337
  Tenet Healthcare Corp.* ............................      14,000          378,000
                                                                       ------------
                                                                            891,337
                                                                       ------------
Pharmaceuticals - 6.4%
  Abbott Laboratories.................................      27,300        1,216,556
  American Home Products Corp. .......................      25,600        1,504,000
  Bristol-Myers Squibb Co. ...........................      10,800          629,100
  Johnson & Johnson...................................      26,800        2,730,250
  Pfizer, Inc. .......................................      75,450        3,621,600
  Pharmacia Corp. ....................................      13,386          691,889
  Schering-Plough Corp. ..............................      17,600          888,800
                                                                       ------------
                                                                         11,282,195
                                                                       ------------
INDUSTRIALS - 6.9%
Aerospace & Defense - 0.7%
  General Motors Corp., Class H* .....................       5,800          508,950
  United Technologies Corp. ..........................      10,400          612,300
                                                                       ------------
                                                                          1,121,250
                                                                       ------------
Commercial Services & Supplies - 0.5%
  Automatic Data Processing, Inc. ....................      12,000          642,750
  Pitney Bowes, Inc. .................................       6,500          260,000
                                                                       ------------
                                                                            902,750
                                                                       ------------
Industrial Conglomerates - 5.3%
  General Electric Co. ...............................     129,400        6,858,200
  Honeywell International, Inc. ......................      17,650          594,584
  Minnesota Mining & Manufacturing Co. ...............       9,000          742,500
  Tyco International, Ltd. ...........................      23,900        1,132,263
                                                                       ------------
                                                                          9,327,547
                                                                       ------------
Machinery - 0.4%
  Illinois Tool Works, Inc. ..........................       6,600          376,200
  Ingersoll Rand Co. .................................       9,300          374,325
                                                                       ------------
                                                                            750,525
                                                                       ------------

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 19.2%
Communications Equipment - 6.2%
  Cisco Systems, Inc.* ..................................... 66,950 $  4,255,509
  Corning, Inc. ............................................  3,200      863,600
  Lucent Technologies, Inc. ................................ 31,400    1,860,450
  Nokia Corp., ADR.......................................... 17,040      850,935
  Nortel Networks Corp. .................................... 46,000    3,139,500
                                                                    ------------
                                                                      10,969,994
                                                                    ------------
Computers & Peripherals - 3.9%
  EMC Corp.* ............................................... 25,000    1,923,437
  Hewlett-Packard Co. ......................................  8,900    1,111,388
  International Business Machines Corp. .................... 14,000    1,533,875
  Sun Microsystems, Inc.* .................................. 24,620    2,238,881
                                                                    ------------
                                                                       6,807,581
                                                                    ------------
Electronic Equipment & Instruments - 0.1%
  Agilent Technologies, Inc. ...............................  3,737      275,604
                                                                    ------------
Internet Software & Services - 0.9%
  America Online, Inc.* .................................... 23,340    1,231,185
  Yahoo!, Inc.* ............................................  2,900      359,238
                                                                    ------------
                                                                       1,590,423
                                                                    ------------
Semiconductor Equipment & Products - 5.8%
  Applied Materials, Inc.* ................................. 11,680    1,058,500
  Intel Corp. .............................................. 44,600    5,962,462
  LSI Logic Corp.* .........................................  5,800      313,925
  Micron Technology, Inc. .................................. 11,300      995,106
  Teradyne, Inc.* ..........................................  7,200      529,200
  Texas Instruments, Inc. .................................. 19,800    1,360,013
                                                                    ------------
                                                                      10,219,206
                                                                    ------------
Software - 2.3%
  Computer Associates International, Inc. ..................  7,600      389,025
  Microsoft Corp.* ......................................... 17,300    1,384,000
  Oracle Systems Corp.* .................................... 26,400    2,219,250
                                                                    ------------
                                                                       3,992,275
                                                                    ------------
MATERIALS - 1.0%
Chemicals - 0.8%
  Dow Chemical Co. .........................................  9,600      289,800
  DuPont (E.I.) De Nemours & Co. ........................... 13,790      603,313
  PPG Industries, Inc. .....................................  8,900      394,381
  Union Carbide Corp. ......................................  3,600      178,200
                                                                    ------------
                                                                       1,465,694
                                                                    ------------
Paper & Forest Products - 0.2%
  Bowater, Inc. ............................................  5,400      238,275
                                                                    ------------

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                          Shares       Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 3.0%
  Bell Atlantic Corp. .................................      15,500 $    787,594
  GTE Corp. ...........................................      12,400      771,900
  SBC Communications, Inc. ............................      16,800      726,600
  Sprint Corp. ........................................      30,000    1,530,000
  U.S. West, Inc. .....................................       6,900      591,675
  WorldCom, Inc. ......................................      16,600      761,525
                                                                    ------------
                                                                       5,169,294
                                                                    ------------
Wireless Telecommunications Services - 0.5%
  Nextel Communications, Inc., Class A *...............       6,800      416,075
  Sprint Corp. (PCS Group), Ser. 1 *...................       8,600      511,700
                                                                    ------------
                                                                         927,775
                                                                    ------------
UTILITIES - 1.0%
Electric Utilities - 0.4%
  Duke Energy Corp. ...................................       4,400      248,050
  Southern Co. ........................................      21,300      496,556
                                                                    ------------
                                                                         744,606
                                                                    ------------
Gas Utilities - 0.6%
  Enron Corp. .........................................      14,800      954,600
                                                                    ------------
    Total Common Stocks (cost $98,490,592).............              114,338,505
                                                                    ------------

                                                         Principal
                                                          Amount       Value
CORPORATE BONDS - 0.7%
CONSUMER DISCRETIONARY - 0.6%
Multi-line Retail - 0.6%
  Wal-Mart Stores, Inc., 6.875%, 08/10/2009............ $ 1,000,000      980,360
                                                                    ------------
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
  Lucent Technologies, Inc., 6.90%, 07/15/2001.........     250,000      250,586
                                                                    ------------
    Total Corporate Bonds (cost $1,248,362)............                1,230,946
                                                                    ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.6%
  FNMA, 5.125%, 02/13/2004 (cost $2,837,843)...........   3,000,000    2,820,762
                                                                    ------------
U.S. TREASURY OBLIGATIONS - 26.7%
  U.S. Treasury Bonds:
   6.00%, 02/15/2026...................................   3,000,000    2,933,439
   7.125%, 02/15/2023..................................   3,000,000    3,329,064
   7.25%, 05/15/2016...................................   6,300,000    6,933,938
  U.S. Treasury Notes:
   5.50%, 05/15/2009...................................   6,000,000    5,739,378
   5.875%, 09/30/2002 - 11/15/2005.....................   8,500,000    8,367,813

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                         Principal
                                                          Amount       Value
CORPORATE BONDS - continued
U.S. TREASURY OBLIGATIONS - continued
  U.S. Treasury Notes - continued
   6.125%, 08/15/2007.................................. $ 6,000,000 $  5,966,250
   6.50%, 08/15/2005 - 02/15/2010......................  13,500,000   13,800,003
                                                                    ------------
    Total U.S. Treasury Obligations (cost
     $46,694,686)......................................               47,069,885
                                                                    ------------

                                                           Shares
SHORT-TERM INVESTMENTS - 5.4%
MUTUAL FUND SHARES - 5.4%
  Evergreen Select Money Market Fund
   (cost $9,557,598) 0................................... 9,557,598    9,557,598
                                                                    ------------
Total Investments - (cost $158,829,081) - 99.3%....................  175,017,696
Other Assets and Liabilities - 0.7%................................    1,302,887
                                                                    ------------
Net Assets - 100.0%................................................ $176,320,583
                                                                    ------------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Assets
 Identified cost of securities...................................  $158,829,081
 Net unrealized gains on securities..............................    16,188,615
--------------------------------------------------------------------------------
 Market value of securities......................................   175,017,696
 Cash............................................................       118,931
 Receivable for securities sold..................................       564,455
 Receivable for fund shares sold.................................       234,871
 Dividends and interest receivable...............................       975,172
 Deferred organization expenses..................................         2,854
--------------------------------------------------------------------------------
 Total assets....................................................   176,913,979
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased................................       528,479
 Advisory fee payable............................................        10,670
 Due to other related parties....................................         1,440
 Accrued expenses and other liabilities..........................        52,807
--------------------------------------------------------------------------------
 Total liabilities...............................................       593,396
--------------------------------------------------------------------------------
Net assets.......................................................  $176,320,583
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.................................................  $160,416,407
 Undistributed net investment income.............................     1,201,431
 Accumulated net realized losses on securities...................    (1,485,870)
 Net unrealized gains on securities..............................    16,188,615
--------------------------------------------------------------------------------
Total net assets.................................................  $176,320,583
--------------------------------------------------------------------------------
Shares outstanding...............................................    11,406,477
--------------------------------------------------------------------------------
Net asset value per share........................................  $      15.46
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                            Statement Of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $3,714)...........  $   452,450
 Interest.........................................................    1,472,431
--------------------------------------------------------------------------------
Total investment income...........................................    1,924,881
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      582,877
 Administrative services fees.....................................       77,536
 Transfer agent fee...............................................          191
 Trustees' fees and expenses......................................        1,534
 Printing and postage expenses....................................       10,282
 Custodian fee....................................................       37,923
 Professional fees................................................       13,142
 Organization expenses............................................        2,184
 Other............................................................        9,568
--------------------------------------------------------------------------------
 Total expenses...................................................      735,237
 Less: Expense reductions.........................................      (18,385)
--------------------------------------------------------------------------------
 Net expenses.....................................................      716,852
--------------------------------------------------------------------------------
 Net investment income............................................    1,208,029
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities................................   (1,473,127)
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities....................   (1,134,834)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities.................   (2,607,961)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(1,399,932)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Statements of Changes in Net Assets


                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment income.....................    $  1,208,029     $  2,545,865
 Net realized gains or losses on
  securities...............................      (1,473,127)         806,824
 Net change in unrealized gains or losses
  on securities............................      (1,134,834)       9,352,295
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations................      (1,399,932)      12,704,984
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.....................               0       (2,526,366)
 Net realized gains........................        (886,673)        (227,108)
-------------------------------------------------------------------------------
 Total distributions to shareholders.......        (886,673)      (2,753,474)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................      34,375,963       57,697,868
 Payment for shares redeemed...............      (2,221,823)      (3,207,434)
 Net asset value of shares issued in
  reinvestment of distributions............         886,673        2,753,474
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions...............      33,040,813       57,243,908
-------------------------------------------------------------------------------
  Total increase in net assets.............      30,754,208       67,195,418
Net assets
 Beginning of period.......................     145,566,375       78,370,957
-------------------------------------------------------------------------------
 End of period.............................    $176,320,583     $145,566,375
-------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income.........................    $  1,201,431     $     (6,598)
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                   Six Months Ended  Year Ended December 31,
                                    June 30, 2000   ---------------------------
                                     (Unaudited)     1999    1998 #  1997 (a) #
Net asset value, beginning of
 period                                $ 15.85      $ 12.76  $10.79    $10.00
                                       =======      =======  ======    ======
Income from investment operations
Net investment income                     0.07         0.06    0.10      0.11
Net realized and unrealized gains
 or losses on securities
 and foreign currency related
 transactions                            (0.94)        3.09    1.94      0.77
                                       -------      -------  ------    ------
Total from investment operations         (0.87)        3.15    2.04      0.88
                                       -------      -------  ------    ------
Distributions to shareholders
 from
Net investment income                        0        (0.06)  (0.07)    (0.06)
Net realized gains                           0            0       0     (0.03)
                                       -------      -------  ------    ------
Total distributions                          0        (0.06)  (0.07)    (0.09)
                                       -------      -------  ------    ------
Net asset value, end of period         $ 14.98      $ 15.85  $12.76    $10.79
                                       =======      =======  ======    ======
Total return*                            (5.49%)      24.72%  18.92%     8.80%
Ratios and supplemental data
Net assets, end of period
 (thousands)                           $34,499      $21,022  $9,583    $2,899
Ratios to average net assets
 Expenses**                               1.02%+       1.01%   1.04%     1.05%+
 Net investment income                    0.99%+       0.58%   0.89%     1.15%+
Portfolio turnover rate                     13%          17%     12%       11%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                  Country     Shares    Value
COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 20.0%
Automobiles - 1.1%
  Harley-Davidson, Inc. ...................... United States  10,000 $   385,000
  Perusahaan Otomobil Nasional Berhad......... Malaysia        2,000       2,842
                                                                     -----------
                                                                         387,842
                                                                     -----------
Hotels, Restaurants & Leisure - 2.9%
  Airtours Plc................................ United Kingdom 25,000     131,261
  Granada Group Plc. ......................... United Kingdom 35,988     359,393
  Marriott International, Inc., Class A....... United States   8,000     288,500
  Sodexho Alliance............................ France          1,180     214,044
                                                                     -----------
                                                                         993,198
                                                                     -----------
Household Durables - 2.0%
  Black & Decker Corp. ....................... United States   8,800     345,950
  Industrie Natuzzi SpA, ADR.................. Italy          30,000     356,250
                                                                     -----------
                                                                         702,200
                                                                     -----------
Leisure Equipment & Products - 1.2%
  Nintendo Co., Ltd. ......................... Japan           2,300     401,451
                                                                     -----------
Media - 3.9%
  Disney (Walt) Co. .......................... United States   8,000     310,500
  Gannett Co., Inc. .......................... United States   3,800     227,287
  Pearson Publishing Plc...................... United Kingdom  9,000     285,976
  Tribune Co. ................................ United States   6,000     210,000
  VNU NV...................................... Netherlands     5,900     304,731
                                                                     -----------
                                                                       1,338,494
                                                                     -----------
Multi-line Retail - 1.7%
  Wal-Mart Stores, Inc. ...................... United States  10,500     605,063
                                                                     -----------
Specialty Retail - 3.7%
  Gap, Inc. .................................. United States   7,525     235,156
  Hennes & Mauritz, Class B................... Sweden          8,000     166,894
  Home Depot, Inc. ........................... United States   7,500     374,531
  TJX Co., Inc. .............................. United States  26,300     493,125
                                                                     -----------
                                                                       1,269,706
                                                                     -----------
Textiles & Apparel - 3.5%
  Benetton Group SpA, ADS..................... Italy           8,224     340,268
  Hermes International........................ France          2,750     371,498
  Hugo Boss AG................................ Germany         3,120     482,544
                                                                     -----------
                                                                       1,194,310
                                                                     -----------
CONSUMER STAPLES - 7.2%
Beverages - 1.1%
  Anheuser Busch Cos., Inc. .................. United States   5,100     380,906
                                                                     -----------

                       EVERGREEN VARIABLE TRUST ANNUITY
                        Evergreen VA Global Leaders Fund
                      Schedule of Investments (continued)
                                 June 30, 2000

                                                 Country     Shares    Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - 3.1%
  Carrefour SA............................... France          3,700 $   252,919
  Seven-Eleven Japan Co., Ltd. .............. Japan          10,000     835,965
                                                                    -----------
                                                                      1,088,884
                                                                    -----------
Food Products - 2.0%
  General Mills, Inc. ....................... United States   5,500     210,375
  Numico Kon NV.............................. Netherlands     9,837     466,752
                                                                    -----------
                                                                        677,127
                                                                    -----------
Personal Products - 1.0%
  Avon Products, Inc. ....................... United States   8,000     356,000
                                                                    -----------
ENERGY - 1.5%
Energy Equipment & Services - 0.7%
  IHC Caland NV.............................. Netherlands     5,319     258,980
                                                                    -----------
Oil & Gas - 0.8%
  Woodside Petroleum, Ltd. .................. Australia      35,000     272,113
                                                                    -----------
FINANCIALS - 16.4%
Banks - 5.4%
  Bipop-Carire, SpA.......................... Italy          40,000     314,669
  DePfa Deutsche Pfandbriefbank AG (DePfa-
   Bank)..................................... Germany         3,000     301,017
  Lloyds TSB Group Plc. ..................... United Kingdom 25,000     236,044
  Malayan Banking Berhad *................... Malaysia        2,000       8,105
  National Australia Bank, Ltd. ............. Australia       4,000     331,000
  Royal Bank of Scotland Group Plc .......... United Kingdom 20,500     343,065
  Wells Fargo Co. ........................... United States   8,300     321,625
                                                                    -----------
                                                                      1,855,525
                                                                    -----------
Diversified Financials - 6.5%
  American Express Co. ...................... United States   7,300     380,512
  AMMB Holdings Berhad....................... Malaysia        1,400       4,679
  Citigroup, Inc. ........................... United States  12,000     723,000
  Federal National Mortgage Assn. ........... United States   5,100     266,156
  MBNA Corp. ................................ United States   9,375     254,297
  Morgan Stanley, Dean Witter & Co. ......... United States   4,400     366,300
  Schwab (Charles) & Co., Inc. .............. United States   7,500     252,188
                                                                    -----------
                                                                      2,247,132
                                                                    -----------
Insurance - 3.8%
  American International Group, Inc. ........ United States   3,000     352,500
  Marschollek Lauten......................... Germany           800     335,291
  Marsh & McLennan Co., Inc. ................ United States   3,150     328,978
  Schweizerische Rueckversicherungs-
   Gesellschaft.............................. Switzerland       150     305,738
                                                                    -----------
                                                                      1,322,507
                                                                    -----------

                        EVERGREEN VARIBLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                  Country     Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - 0.7%
  Cheung Kong Holdings, Ltd.* ................ Hong Kong      11,000 $   120,999
  Henderson Land Development Co., Ltd. ....... Hong Kong      27,000     118,800
                                                                     -----------
                                                                         239,799
                                                                     -----------
HEALTH CARE - 9.6%
Health Care Equipment & Supplies - 2.5%
  Coloplast................................... Denmark         5,800     270,865
  Luxottica Group SpA, ADS.................... Italy          48,000     585,000
                                                                     -----------
                                                                         855,865
                                                                     -----------
Pharmaceuticals - 7.1%
  Abbott Laboratories......................... United States   9,000     401,063
  Altana AG................................... Germany         4,650     372,906
  Astrazeneca Plc, ADR........................ United Kingdom  6,717     312,341
  Merck & Co., Inc............................ United States   5,000     383,125
  Sanofi Synthelabo........................... France          5,420     258,206
  Schering-Plough Corp........................ United States   6,500     328,250
  SmithKline Beecham, Plc, ADR................ United Kingdom  3,200     208,600
  UCB SA...................................... Belgium         5,000     183,684
                                                                     -----------
                                                                       2,448,175
                                                                     -----------
INDUSTRIALS - 12.2%
Aerospace & Defense - 3.4%
  Bombardier Inc., Class B.................... Canada         30,000     814,865
  United Technologies Corp.................... United States   6,295     370,618
                                                                     -----------
                                                                       1,185,483
                                                                     -----------
Commercial Services & Supplies - 2.6%
  McGraw-Hill Cos., Inc....................... United States   5,200     280,800
  Pitney Bowes, Inc........................... United States   6,800     272,000
  Viad Corp................................... United States  13,000     354,250
                                                                     -----------
                                                                         907,050
                                                                     -----------
Construction & Engineering - 1.1%
  Societe Technip............................. France          3,100     374,978
                                                                     -----------
Electrical Equipment - 1.1%
  ABB AG...................................... Switzerland     3,000     359,069
                                                                     -----------
Industrial Conglomerates - 3.8%
  General Electric Co......................... United States  15,500     821,500
  Honeywell International, Inc................ United States   8,000     269,500
  Smiths Industries Plc....................... United Kingdom 17,231     224,221
                                                                     -----------
                                                                       1,315,221
                                                                     -----------
Machinery - 0.2%
  TI Group Plc................................ United Kingdom 10,000      54,472
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Global Leaders Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                    Country          Shares         Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 6.1%
  Cisco Systems, Inc.* ........  United States       16,200      $ 1,029,713
  Ericsson LM Telephone Co.,
   Class B, ADR................  Sweden              10,000          200,000
  Nokia Corp., ADR.............  Finland             17,500          873,906
                                                                 -----------
                                                                   2,103,619
                                                                 -----------
Computers & Peripherals - 2.0%
  Dell Computer Corp.* ........  United States       10,000          493,125
  Sun Microsystems, Inc.* .....  United States        2,000          181,875
                                                                 -----------
                                                                     675,000
                                                                 -----------
Electronic Equipment & In-
 struments - 0.6%
  Spirent Plc..................  United Kingdom      28,500          191,683
                                                                 -----------
Semiconductor Equipment &
 Products - 2.3%
  Intel Corp. .................  United States        6,000          802,125
                                                                 -----------
Software - 6.1%
  Computer Associates
   International, Inc. ........  United States        5,400          276,413
  Microsoft Corp.* ............  United States        8,000          640,000
  Oracle Systems Corp.* .......  United States        7,650          643,078
  SAP AG.......................  Germany                300           44,680
  SAP AG, ADR..................  Germany             10,700          502,231
                                                                 -----------
                                                                   2,106,402
                                                                 -----------
IT Consulting & Services - 1.4%
  Getronics NV.................  Netherlands          4,000           61,674
  SEMA Group Plc...............  United Kingdom      17,485          248,691
  Tieto Corp. .................  Finland              5,500          183,517
                                                                 -----------
                                                                     493,882
                                                                 -----------
MATERIALS - 1.3%
Chemicals - 0.5%
  Du Pont Canada, Inc.,
   Class A.....................  Canada               6,000          188,919
  Malaysian Oxygen Berhad......  Malaysia             2,000            5,684
                                                                 -----------
                                                                     194,603
                                                                 -----------
Construction Materials - 0.8%
  CRH Plc (London Exchange)....  Ireland             15,061          272,477
                                                                 -----------
TELECOMMUNICATION
 SERVICES - 5.9%
Diversified
 Telecommunication
 Services - 3.0%
  Bell Atlantic Corp. .........  United States        7,000          355,688
  SBC Communications,Inc. .....  United States       10,174          440,025
  Telecom Italia Mobile
   (TIM) SpA...................  Italy               23,000          234,952
                                                                 -----------
                                                                   1,030,665
                                                                 -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                             Country      Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 2.9%
  NTT Mobile Communication Network,
   Inc. ................................. Japan                 18 $   486,876
  Vodafone AirTouch Plc, ADR............. United Kingdom    12,500     517,969
                                                                   -----------
                                                                     1,004,845
                                                                   -----------
UTILITIES - 1.4%
Electric Utilities - 1.0%
  Endesa SA, ADR......................... Spain             17,500     341,250
                                                                   -----------
Gas Utilities - 0.4%
  Hong Kong & China Gas Co., Ltd. ....... Hong Kong        111,870     126,285
                                                                   -----------
    Total Common Stocks (cost
     $28,498,127)........................                           32,434,386
                                                                   -----------
WARRANTS - 0.0%
INDUSTRIALS - 0.0%
Construction & Engineering - 0.0%
  United Engineers Berhad, expires
   11/18/2002
   (cost $0) *........................... Malaysia             400         368
                                                                   -----------
SHORT-TERM INVESTMENTS - 6.5%
MUTUAL FUND SHARES - 6.5%
  Evergreen Select Money Market Fund
   (cost $2,238,025) 0.................................. 2,238,025   2,238,025
                                                                   -----------
Total Investments - (cost $30,736,152) - 100.5%...................  34,672,779
Other Assets and Liabilities - (0.5%).............................    (173,845)
                                                                   -----------
Net Assets - 100.0%............................................... $34,498,934
                                                                   -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $30,736,152
 Net unrealized gains on securities...............................    3,936,627
-------------------------------------------------------------------------------
 Market value of securities.......................................   34,672,779
 Cash.............................................................        9,660
 Foreign currency, at value (cost $187)...........................          187
 Receivable for fund shares sold..................................      121,828
 Dividends and interest receivable................................       79,351
 Deferred organization expenses...................................        3,379
 Receivable from investment advisor...............................       10,547
-------------------------------------------------------------------------------
 Total assets.....................................................   34,897,731
-------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      393,018
 Due to other related parties.....................................          279
 Accrued expenses and other liabilities...........................        5,500
-------------------------------------------------------------------------------
 Total liabilities................................................      398,797
-------------------------------------------------------------------------------
Net assets                                                          $34,498,934
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $30,926,053
 Undistributed net investment income..............................      137,786
 Accumulated net realized losses on securities and foreign
  currency related transactions...................................     (501,721)
 Net unrealized gains on securities and foreign currency related
  transactions....................................................    3,936,816
-------------------------------------------------------------------------------
Total net assets..................................................  $34,498,934
-------------------------------------------------------------------------------
Shares outstanding................................................    2,303,307
-------------------------------------------------------------------------------
Net asset value per share.........................................  $     14.98
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $26,529)..........  $   232,274
 Interest.........................................................       45,600
--------------------------------------------------------------------------------
Total investment income...........................................      277,874
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      121,746
 Administrative services fees.....................................       13,889
 Transfer agent fee...............................................          214
 Trustees' fees and expenses......................................          277
 Printing and postage expenses....................................        6,239
 Custodian fee....................................................       11,543
 Professional fees................................................        6,510
 Organization expenses............................................        1,025
 Other............................................................        8,530
--------------------------------------------------------------------------------
 Total expenses...................................................      169,973
 Less: Expense reductions.........................................       (2,839)
   Fee waivers....................................................      (27,301)
--------------------------------------------------------------------------------
 Net expenses.....................................................      139,833
--------------------------------------------------------------------------------
 Net investment income............................................      138,041
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities and foreign currency related transactions
 Net realized losses on:
 Securities.......................................................     (416,007)
 Foreign currency related transactions............................       (2,881)
--------------------------------------------------------------------------------
 Net realized losses on securities and foreign currency related
  transactions....................................................     (418,888)
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities and foreign
  currency related transactions...................................     (834,471)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................   (1,253,359)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(1,115,318)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                      Statements of Changes in Net Assets

                                              Six Months Ended
                                               June 30, 2000      Year Ended
                                                (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------
Operations
 Net investment income......................    $   138,041       $    82,804
 Net realized losses on securities and
  foreign currency related transactions.....       (418,888)          (14,836)
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions..............................       (834,471)        3,690,865
--------------------------------------------------------------------------------
    Net increase (decrease) in net assets
    resulting from operations...............     (1,115,318)        3,758,833
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income......................              0           (84,708)
--------------------------------------------------------------------------------
    Total distributions to shareholders.....              0           (84,708)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..................     17,983,407         9,841,393
 Payment for shares redeemed................     (3,390,986)       (2,161,861)
 Net asset value of shares issued in
  reinvestment of distributions.............              0            84,874
--------------------------------------------------------------------------------
    Net increase in net assets resulting
     from capital share transactions........     14,592,421         7,764,406
--------------------------------------------------------------------------------
      Total increase in net assets..........     13,477,103        11,438,531
Net assets
 Beginning of period........................     21,021,831         9,583,300
--------------------------------------------------------------------------------
 End of period..............................    $34,498,934       $21,021,831
--------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income..........................    $   137,786       $      (255)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Growth Fund
                             Financial Highlights
               (For a share outstanding throughout each period)

                                            Six Months Ended            Year Ended December 31,
                                             June 30, 2000        ------------------------------
                                            (Unaudited) (a)          1999 (a)       1998 (a) (b)
Net asset value, beginning of period              $ 13.87         $     11.46        $     12.50
                                                  -------         -----------        -----------
Income from investment operations
Net investment income (loss)                        (0.01)              (0.07)              0.02
Net realized and unrealized
 gains or losses on securities                       3.54                2.50              (1.06)
                                                  -------         -----------        -----------
Total from investment operations                     3.53                2.43              (1.04)
                                                  -------         -----------        -----------
Distributions to shareholders
 from net investment income                             0               (0.02)                 0
                                                  -------         -----------        -----------
Net asset value, end of period                    $ 17.40         $     13.87        $     11.46
                                                  -------         -----------        -----------
Total return*                                       25.45%              21.21%             (8.32%)
Ratios and supplemental data
Net assets, end of period (thousands              $21,606        $    15,888        $    11,064
Ratios to average net assets
 Expenses**                                           0.54%+             1.33%              0.97%+
 Net investment income (loss)                        (0.01%)+           (0.67%)             0.44%+
Portfolio turnover rate                                 80%               143%                62%

(a) Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history is carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+    Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
  COMMON STOCKS - 94.4%
  CONSUMER DISCRETIONARY - 10.6%
  Distributors - 3.3%
    Black Box Corp.* .......................................  1,650 $   130,633
    Kent Electronics Corp.* ................................  9,350     278,747
    Metron Tech* ........................................... 11,500     145,008
    SCP Pool Corp.* ........................................  7,050     165,675
                                                                    -----------
                                                                        720,063
                                                                    -----------
  Hotels, Restaurants & Leisure - 1.3%
    Applebee's International, Inc. .........................  3,700     112,156
    Ruby Tuesday, Inc. ..................................... 13,200     165,825
                                                                    -----------
                                                                        277,981
                                                                    -----------
  Internet & Catalog Retail - 0.3%
    Polymedica Corp.* ......................................  1,250      54,063
                                                                    -----------
  Leisure Equipment & Products - 0.4%
    Jakks Pacific, Inc.* ...................................  5,725      84,444
                                                                    -----------
  Media - 2.2%
    Cox Radio, Inc. Class A* ...............................  4,800     134,400
    Imax Corp.* ............................................  6,150     139,912
    Radio One, Inc., Class A* ..............................  1,600      47,300
    Radio One, Inc., Non-Voting Class D* ...................  3,350      73,909
    World Wrestling Federation Entertainment, Inc.* ........  3,650      75,966
                                                                    -----------
                                                                        471,487
                                                                    -----------
  Multi-line Retail - 1.1%
    Dollar Tree Stores, Inc.* ..............................  2,925     115,720
    Family Dollar Stores, Inc. .............................  6,650     130,091
                                                                    -----------
                                                                        245,811
                                                                    -----------
  Semiconductor Equipment & Products - 1.0%
    Actel Corp.* ...........................................  4,900     223,563
                                                                    -----------
  Specialty Retail - 1.0%
    Linens 'n Things, Inc.* ................................  3,300      89,512
    Men's Wearhouse, Inc.* .................................  6,050     134,991
                                                                    -----------
                                                                        224,503
                                                                    -----------
  CONSUMER STAPLES - 0.1%
  Food Products - 0.1%
    NBTY, Inc.* ............................................  4,050      25,819
                                                                    -----------
  ENERGY - 8.4%
  Energy Equipment & Services - 7.3%
    Core Laboratories NV* ..................................  9,500     275,500
    Global Industries, Ltd.* ............................... 10,650     201,019
    Gulf Islands Fabrication, Inc.* ........................ 10,650     181,050
    Hanover Compressor Co.* ................................ 10,000     380,000

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
  COMMON STOCKS - continued
  ENERGY - continued
  Energy Equipment & Services - continued
    Precision Drilling Corp.* .............................. 5,100  $   196,988
    Pride International, Inc.* ............................. 9,850      243,787
    Varco International, Inc.* ............................. 3,900       90,675
                                                                    -----------
                                                                      1,569,019
                                                                    -----------
  Oil & Gas - 1.1%
    Louis Dreyfus Natural Gas Corp.* ....................... 3,950      123,684
    St. Mary Land & Exploration Co.* ....................... 2,900      121,981
                                                                    -----------
                                                                        245,665
                                                                    -----------
  FINANCIALS - 2.8%
  Banks - 1.1%
    Commerce Bancorp, Inc. ................................. 2,855      131,330
    National Commerce Bancorp............................... 6,500      104,406
                                                                    -----------
                                                                        235,736
                                                                    -----------
  Diversified Financials - 1.1%
    RentWay, Inc.* ......................................... 7,050      205,772
    Vyyo Inc.* ............................................. 1,150       31,050
                                                                    -----------
                                                                        236,822
                                                                    -----------
  Insurance - 0.6%
    Markel Corp.* ..........................................   900      127,462
                                                                    -----------
  HEALTH CARE - 14.5%
  Biotechnology - 2.3%
    Affymetrix, Inc.* ......................................   300       49,537
    Alkermes, Inc.* ........................................ 1,500       70,687
    Cephalon , Inc.* .......................................   850       50,894
    Enzon, Inc.* ........................................... 1,200       51,000
    Genome Therapeutics Corp.* .............................   800       24,350
    Human Genome Sciences, Inc.* ...........................   650       86,694
    Incyte Pharmaceuticals, Inc.* ..........................   500       41,094
    Millennium Pharmaceuticals, Inc.* ...................... 1,050      117,469
                                                                    -----------
                                                                        491,725
                                                                    -----------
  Health Care Equipment & Supplies - 1.9%
    Cytyc Corp.* ........................................... 1,050       56,044
    Endocare , Inc.* ....................................... 3,900       78,975
    Molecular Devices Corp.* ...............................   900       62,269
    Physiometrix, Inc.* .................................... 2,600       57,525
    ResMed Inc.* ........................................... 1,150       30,762
    The Cooper Companies, Inc. ............................. 2,700       98,212
    Zoll Medical Corp.* ....................................   350       17,150
                                                                    -----------
                                                                        400,937
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
  COMMON STOCKS - continued
  HEALTH CARE - continued
  Health Care Providers & Services - 6.1%
    Accredo Health, Inc.* ..................................  5,300 $   183,181
    Bindley Western Industries, Inc. .......................  8,316     219,854
    Brookdale Living Communities, Inc.* ....................  7,000     101,500
    Hooper Holmes, Inc. ....................................  7,850      62,800
    Orthodontic Centers of America, Inc.* ..................  5,200     117,650
    Priority Healthcare Corp., Class B* ....................    940      69,854
    Province Healthcare Co.* ...............................  3,700     133,663
    Rare Hospitality International, Inc.* ..................  4,200     118,650
    Renal Care Group, Inc.* ................................  6,700     163,836
    Universal Health Services, Inc., Class B* ..............  2,200     144,100
                                                                    -----------
                                                                      1,315,088
                                                                    -----------
  Pharmaceuticals - 4.2%
    Barr Laboratories, Inc.* ...............................  4,200     188,212
    Biotech Holders Trust...................................  1,000     178,000
    Cubist Pharmaceuticals, Inc.* ..........................  1,350      66,488
    King Pharmaceuticals, Inc.* ............................  4,988     218,827
    Medicis Pharmaceutical Corp., Class A* .................  4,700     267,900
                                                                    -----------
                                                                        919,427
                                                                    -----------
  INDUSTRIALS - 22.4%
  Air Freight & Couriers - 1.7%
    CH Robinson Worldwide...................................  2,200     108,900
    Circle International Group, Inc. .......................  3,650      91,706
    EGL, Inc.* .............................................  4,100     126,075
    Expeditors International of Washington, Inc. ...........    900      42,750
                                                                    -----------
                                                                        369,431
                                                                    -----------
  Airlines - 1.3%
    Atlantic Coast Airlines Holdings* ......................  4,850     153,987
    Mesaba Holdings, Inc.* .................................  3,975      38,011
    Skywest, Inc. ..........................................  2,300      85,244
                                                                    -----------
                                                                        277,242
                                                                    -----------
  Commercial Services & Supplies - 12.3%
    Acxiom Corp.* ..........................................  5,400     147,150
    Concord EFS, Inc.* .....................................  4,287     111,462
    Copart, Inc.* .......................................... 13,400     214,400
    CSG Systems International, Inc.* .......................  5,400     302,738
    CTC Communications Group, Inc.* ........................  2,725      98,100
    Dendrite International, Inc.* ..........................  8,350     278,159
    Hall, Kinion & Associates , Inc.* ......................  6,900     229,856
    Heidrick & Struggles International, Inc.* ..............  4,050     255,656
    iXL Enterprises, Inc.* .................................  7,650     110,925
    Management Network Group, Inc.* ........................  4,450     155,750

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
  COMMON STOCKS - continued
  INDUSTRIALS - continued
  Commercial Services & Supplies - continued
    Manhattan Assoc. Inc.* ................................. 3,650  $    91,250
    META Group, Inc.* ...................................... 7,350      141,488
    Newgen Results Corp.* .................................. 9,950      164,175
    Nova Corp.* ............................................ 2,966       82,863
    ProsoftTraining.com.* .................................. 4,550       76,497
    Teletech Holdings, Inc.* ............................... 3,750      116,484
    The Intercept Group, Inc.* ............................. 4,150       70,550
                                                                    -----------
                                                                      2,647,503
                                                                    -----------
  Construction & Engineering - 0.8%
    Dycom Industries, Inc.* ................................ 3,600      165,600
                                                                    -----------
  Electrical Equipment - 2.5%
    Advanced Lighting Technologies, Inc.* .................. 2,650       49,025
    AstroPower, Inc.* ...................................... 2,450       66,456
    C&D Technologies........................................ 6,100      344,650
    Power One, Inc.* .......................................   625       71,211
                                                                    -----------
                                                                        531,342
                                                                    -----------
  Machinery - 2.4%
    Maverick Tube Corp.* ................................... 6,800      198,050
    Shaw Group, Inc.* ...................................... 6,800      320,450
                                                                    -----------
                                                                        518,500
                                                                    -----------
  Road & Rail - 1.2%
    Forward Air Corp.* ..................................... 6,750      270,000
                                                                    -----------
  Transportation Infrastructure - 0.2%
    Carey International, Inc.* ............................. 3,900       54,113
                                                                    -----------
  INFORMATION TECHNOLOGY - 31.2%
  Communications Equipment - 8.1%
    Adtran, Inc.* .......................................... 2,150      128,731
    Advanced Fibre Communications, Inc.* ................... 5,400      244,688
    Alteon Websystems, Inc.* ............................... 2,200      220,138
    Brocade Communications Systems, Inc.* ..................   500       91,742
    Commscope, Inc.* ....................................... 6,000      246,000
    Digital Microwave Corp.* ............................... 6,600      251,625
    Extreme Networks, Inc.* ................................ 1,750      184,625
    Polycom, Inc.* ......................................... 2,850      268,167
    Powerwave Technologies, Inc.* .......................... 2,450      107,800
                                                                    -----------
                                                                      1,743,516
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
  COMMON STOCKS - continued
  INFORMATION TECHNOLOGY - continued
  Computers & Peripherals - 2.1%
    Corsair Communications, Inc.* ..........................  8,650 $   248,687
    Network Appliance, Inc.* ...............................  1,400     112,700
    QLogic Corp.* ..........................................  1,400      92,488
                                                                    -----------
                                                                        453,875
                                                                    -----------
  Electronic Equipment & Instruments - 8.5%
    Artesyn Technologies, Inc.* ............................  1,350      37,547
    Benchmark Electronics, Inc.* ........................... 10,550     385,734
    Burr-Brown Corp.* ......................................  1,475     127,864
    Methode Electronics, Inc. ..............................  3,000     115,875
    Mettler Toledo International, Inc.* ....................  2,100      84,000
    Oak Technology, Inc.* ..................................  6,600     142,312
    Parlex Corp.* ..........................................  8,350     351,744
    Sandisk Corp.* .........................................  1,600      97,900
    Sensormatic Electronics Corp.* ......................... 11,750     185,797
    Sipex Corp.* ........................................... 11,450     317,022
                                                                    -----------
                                                                      1,845,795
                                                                    -----------
  Internet Software & Services - 0.9%
    Accrue Software, Inc.* .................................  2,900     102,950
    Digex, Inc.* ...........................................  1,350      91,716
                                                                    -----------
                                                                        194,666
                                                                    -----------
  Office Electronics - 0.2%
    Manugistics Group, Inc.* ...............................    850      39,737
                                                                    -----------
  Semiconductor Equipment & Products - 7.9%
    Alliance Semiconductor Corp.* ..........................  4,750     116,672
    Alpha Industries, Inc.* ................................  2,500     110,156
    Atmel Corp.* ...........................................  2,250      82,969
    ATMI, Inc.* ............................................  3,600     167,400
    Cerprobe Corp.* ........................................ 10,550     147,700
    Cypress Semiconductor Corp.* ...........................  1,900      80,275
    Elantec Semiconductor, Inc.* ...........................  2,600     181,025
    Exar Corp.* ............................................  1,600     139,500
    hi/fn, Inc.* ...........................................  1,050      46,594
    International Rectifier Corp.* .........................  4,750     266,000
    Micrel, Inc.* ..........................................  2,100      91,219
    MKS Instruments, Inc.* .................................  1,950      76,294
    PRI Automation, Inc.* ..................................  2,400     156,937
    Therma-Wave, Inc.* .....................................  2,400      53,550
                                                                    -----------
                                                                      1,716,291
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value
  COMMON STOCKS - continued
  INFORMATION TECHNOLOGY - continued
  Software - 3.2%
    Answerthink Consulting Group* ......................      2,400 $    39,900
    Moldflow Corp.* ....................................      5,300      85,794
    Network Associates, Inc.* ..........................      8,650     176,244
    New Era of Networks, Inc.* .........................      3,100     131,750
    Remedy Corp.* ......................................      3,150     175,612
    Verity, Inc.* ......................................      2,300      87,400
                                                                    -----------
                                                                        696,700
                                                                    -----------
  IT Consulting & Services - 0.3%
    Braun Consulting, Inc.* ............................      2,500      52,812
                                                                    -----------
  MATERIALS - 0.3%
  Chemicals - 0.3%
    Evercel, Inc.* .....................................      4,800      66,000
                                                                    -----------
  TELECOMMUNICATION SERVICES - 4.1%
  Diversified Telecommunication Services - 4.1%
    Choice One Communications, Inc.* ...................      2,850     116,316
    Efficient Networks, Inc.* ..........................      2,400     176,550
    ITC DeltaCom, Inc.* ................................      7,400     165,112
    Powertel, Inc.* ....................................      2,150     152,516
    Primus Telecomm Group, Inc.* .......................      1,300      32,338
    Time Warner Telecom, Inc. ..........................      3,700     238,187
                                                                    -----------
                                                                        881,019
                                                                    -----------
      Total Common Stocks (cost $14,818,929)............             20,393,757
                                                                    -----------
                                                         Principal
                                                           Amount      Value
  SHORT-TERM INVESTMENTS - 5.5%
  REPURCHASE AGREEMENTS - 5.5%
    State Street Bank & Trust Co. 6.30%, dated
     6/30/2000, maturing, 7/3/2000, maturity value
     $1,187,336, (cost $1,186,721)(2) .................. $1,186,721   1,186,721
                                                                    -----------
  Total Investments - (cost $16,005,650) - 99.9%...................  21,580,478
  Other Assets and Liabilities - 0.1%..............................      25,449
                                                                    -----------
  Net Assets - 100.0%.............................................. $21,605,927
                                                                    -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $14,818,929
 Repurchase agreements, at amortized cost.........................    1,186,721
-------------------------------------------------------------------------------
 Total identified cost of investments.............................   16,005,650
 Net unrealized gains on securities...............................    5,574,828
-------------------------------------------------------------------------------
 Market value of securities.......................................   21,580,478
 Receivable for securities sold...................................      253,615
 Dividends and interest receivable................................        2,101
 Deferred organization expenses...................................        5,099
 Receivable from investment advisor...............................       11,660
-------------------------------------------------------------------------------
 Total assets.....................................................   21,852,953
-------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      239,013
 Due to custodian bank............................................          274
 Due to other related parties.....................................          176
 Accrued expenses and other liabilities...........................        7,563
-------------------------------------------------------------------------------
 Total liabilities................................................      247,026
-------------------------------------------------------------------------------
Net assets........................................................  $21,605,927
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $13,744,052
 Undistributed net investment loss................................       (7,258)
 Accumulated net realized gains on securities.....................    2,294,305
 Net unrealized gains on securities...............................    5,574,828
-------------------------------------------------------------------------------
Total net assets..................................................  $21,605,927
-------------------------------------------------------------------------------
Shares outstanding................................................    1,241,661
-------------------------------------------------------------------------------
Net asset value per share.........................................  $     17.40
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

 Investment income
  Dividends........................................................  $    6,065
  Interest.........................................................      36,638
--------------------------------------------------------------------------------
 Total investment income...........................................      42,703
--------------------------------------------------------------------------------
 Expenses
  Advisory fee.....................................................      66,218
  Administrative services fees.....................................       9,460
  Transfer agent fee...............................................         166
  Trustees' fees and expenses......................................         184
  Printing and postage expenses....................................       7,036
  Custodian fee....................................................       1,916
  Professional fees................................................       5,870
  Organization expenses............................................         957
  Other............................................................       3,026
--------------------------------------------------------------------------------
  Total expenses...................................................      94,833
  Less: Expense reductions.........................................        (658)
    Fee waivers ...................................................     (44,214)
--------------------------------------------------------------------------------
  Net expenses.....................................................      49,961
--------------------------------------------------------------------------------
 Net investment loss...............................................      (7,258)
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities
  Net realized gains on securities.................................   2,569,939
--------------------------------------------------------------------------------
  Net change in unrealized gains on securities.....................   1,669,047
--------------------------------------------------------------------------------
  Net realized and unrealized gains on securities..................   4,238,986
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations.............  $4,231,728
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Statements of Changes in Net Assets


                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment loss.......................    $    (7,258)      $   (75,300)
 Net realized gains on securities..........      2,569,939           274,592
 Net change in unrealized gains on
  securities...............................      1,669,047         2,704,797
-------------------------------------------------------------------------------
   Net increase in net assets resulting
    from operations........................      4,231,728         2,904,089
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.....................              0           (17,317)
-------------------------------------------------------------------------------
   Total distributions to shareholders.....              0           (17,317)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................      2,540,872         4,282,662
 Payment for shares redeemed...............     (1,054,873)       (2,362,779)
 Net asset value of shares issued in
  reinvestment of distributions............              0            17,317
-------------------------------------------------------------------------------
   Net increase in net assets resulting
    from capital share transactions........      1,485,999         1,937,200
-------------------------------------------------------------------------------
     Total increase in net assets..........      5,717,727         4,823,972
Net assets
 Beginning of period.......................     15,888,200        11,064,228
-------------------------------------------------------------------------------
 End of period.............................    $21,605,927       $15,888,200
-------------------------------------------------------------------------------
Undistributed net investment loss .........    $    (7,258)      $         0
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                         Six Months Ended      Year Ended December 31,
                          June 30, 2000   -------------------------------------
                           (Unaudited)    1999 #   1998 #   1997 #   1996 (a) #
Net asset value,
 beginning of period         $ 17.44      $ 15.58  $ 15.29  $ 11.83   $ 10.00
                             =======      =======  =======  =======   =======
Income from investment
 operations
Net investment income           0.01         0.07     0.16     0.08      0.06
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions          (0.35)        2.74     0.56     4.01      1.84
                             -------      -------  -------  -------   -------
Total from investment
 operations                    (0.34)        2.81     0.72     4.09      1.90
                             -------      -------  -------  -------   -------
Distributions to
 shareholders from
Net investment income              0        (0.06)   (0.13)   (0.07)    (0.06)
Net realized gains             (0.35)       (0.89)   (0.30)   (0.56)    (0.01)
                             -------      -------  -------  -------   -------
Total distributions            (0.35)       (0.95)   (0.43)   (0.63)    (0.07)
                             -------      -------  -------  -------   -------
Net asset value, end of
 period                      $ 16.75      $ 17.44  $ 15.58  $ 15.29   $ 11.83
                             =======      =======  =======  =======   =======
Total return*                  (2.07%)      18.57%    4.77%   34.66%    19.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)          $85,362      $84,067  $60,576  $31,088   $14,484
Ratios to average net
 assets
 Expenses**                     1.01%+       1.01%    1.01%    1.01%     1.00%+
 Net investment income          0.11%+       0.44%    1.02%    0.59%     1.00%+
Portfolio turnover rate           25%          66%      13%      18%        2%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                             Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
COMMON STOCKS - 94.7%
CONSUMER DISCRETIONARY - 13.3%
Air Freight & Couriers - 0.0%
  Getty Images, Inc. .......................................    500 $    18,531
                                                                    -----------
Household Durables - 1.4%
  Lennar Corp. ............................................. 23,513     476,138
  Newell Rubbermaid, Inc. ..................................  3,000      77,250
  Sony Corp., ADR...........................................  6,000     565,875
  Toll Brothers, Inc. ......................................  6,000     123,000
                                                                    -----------
                                                                      1,242,263
                                                                    -----------
Leisure Equipment & Products - 0.4%
  Hasbro, Inc. ............................................. 23,000     346,438
                                                                    -----------
Media - 10.8%
  AMFM, Inc. ...............................................  3,000     207,000
  Be Free, Inc. ............................................    500       4,500
  Charter Communications, Inc. ............................. 32,200     529,288
  Clear Channel Communications, Inc.* ......................  6,009     450,675
  Comcast Corp., Class A....................................  3,000     121,500
  Cox Communications, Inc., Class A* .......................  1,954      89,029
  Disney (Walt) Co. ........................................ 21,100     818,944
  Emmis Broadcasting Corp., Class A* ....................... 16,000     662,000
  Fox Entertainment Group, Inc.* ........................... 16,400     498,150
  Gaylord Entertainment Co. ................................ 27,000     580,500
  Martha Stewart Living Omnimedia, Inc. .................... 32,000     704,000
  MediaOne Group, Inc.* .................................... 11,000     727,375
  Netratings, Inc. .........................................  4,800     123,000
  New York Times Co., Class A............................... 36,600   1,445,700
  Time Warner, Inc. ........................................ 10,000     760,000
  Univision Communications, Inc., Class A* .................  3,500     362,250
  Viacom, Inc., Class A PA..................................  9,100     622,212
  Washington Post Co., Class B..............................    600     286,800
  Young Broadcasting, Inc., Class A.........................  8,400     215,775
                                                                    -----------
                                                                      9,208,698
                                                                    -----------
Multi-line Retail - 0.2%
  Saks, Inc.* .............................................. 12,916     135,618
                                                                    -----------
Specialty Retail - 0.5%
  Intimate Brands, Inc. .................................... 21,000     414,750
                                                                    -----------
CONSUMER STAPLES - 2.2%
Food & Drug Retailing - 0.6%
  CVS Corp. ................................................ 12,600     504,000
                                                                    -----------
Food Products - 0.4%
  Conagra, Inc. ............................................  9,000     171,562
  International Multifoods Corp. ...........................  3,800      65,788

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  Sara Lee Corp. ............................................  5,000 $    96,562
  Vlasic Foods International, Inc. .......................... 10,000      16,250
                                                                     -----------
                                                                         350,162
                                                                     -----------
Household Products - 0.4%
  Procter & Gamble Co. ......................................  5,000     286,250
                                                                     -----------
Personal Products - 0.8%
  Colgate-Palmolive Co. .....................................  7,000     419,125
  Kimberly-Clark Corp. ......................................  5,000     286,875
                                                                     -----------
                                                                         706,000
                                                                     -----------
ENERGY - 5.6%
Energy Equipment & Services - 1.5%
  Halliburton Co. ...........................................  2,000      94,375
  L-3 Communications Holding Corp. .......................... 13,600     776,050
  Nabors Industries, Inc.* ..................................  1,500      62,344
  Petroleum Helicopters, Inc. ............................... 18,000     171,000
  Transocean Sedco Forex, Inc. ..............................  1,000      53,437
  Weatherford International, Inc.* ..........................  3,100     123,419
                                                                     -----------
                                                                       1,280,625
                                                                     -----------
Oil & Gas - 4.1%
  Berry Petroleum Co., Class A...............................  3,300      56,100
  BP Amoco Plc, ADR.......................................... 18,464   1,044,370
  Conoco, Inc., Class B......................................  6,684     164,176
  Exxon Mobil Corp. .........................................  5,100     400,350
  Houston Exploration Co.* .................................. 17,500     439,687
  Kerr-McGee Corp. ..........................................  7,690     453,229
  Occidental Petroleum Corp. ................................ 10,500     221,156
  Phillips Petroleum Co. ....................................  7,000     354,813
  Shell Transport & Trading Plc, ADR.........................  1,000      49,938
  Texaco, Inc. PA............................................  1,100      58,575
  Tosco Corp. ............................................... 10,500     297,281
                                                                     -----------
                                                                       3,539,675
                                                                     -----------
FINANCIALS - 12.3%
Banks - 3.9%
  Astoria Financial Corp. ...................................  5,000     128,750
  Comerica, Inc. ............................................    100       4,488
  First Security Corp. ......................................  8,000     108,500
  First Tennessee National Corp. ............................ 13,000     215,312
  Hibernia Corp., Class A.................................... 14,000     152,250
  Marshall & Ilsley Corp. ...................................  5,700     236,550
  Mellon Financial Corp. .................................... 22,000     801,625
  One Valley Bancorp, Inc.................................... 12,000     375,000

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Pacific Century Financial Corp. ...................... 22,000    $   321,750
  SouthTrust Corp. .....................................  7,000        158,375
  Susquehanna Bancshares, Inc. .........................  6,975         99,394
  U.S. Bancorp .........................................  8,100        155,925
  Webster Financial Corp. .............................. 21,500        477,031
  Wells Fargo Co. ......................................  2,000         77,500
                                                                   -----------
                                                                     3,312,450
                                                                   -----------
Diversified Financials - 5.1%
  Citigroup, Inc. ......................................  2,000        120,500
  Federal Home Loan Mortgage Assn. ..................... 13,500        546,750
  Goldman Sachs Group, Inc. ............................  2,000        189,750
  Legg Mason, Inc. ..................................... 11,000        550,000
  Lehman Brothers Holdings, Inc. .......................  7,000        661,937
  Neuberger Berman, Inc. ............................... 24,000      1,116,000
  Price (T.) Rowe & Associates, Inc. ................... 16,500        701,250
  Waddell & Reed Financial, Inc., Class A............... 15,000        492,188
                                                                   -----------
                                                                     4,378,375
                                                                   -----------
Insurance - 2.2%
  AMBAC Finl. Group, Inc. ..............................  5,300        290,506
  American International Group, Inc. ...................  5,343        627,803
  Hartford Financial Services Group, Inc. ..............  2,500        139,844
  Progressive Corp. ....................................  8,000        592,000
  UnumProvident Corp. .................................. 12,100        242,756
                                                                   -----------
                                                                     1,892,909
                                                                   -----------
Real Estate - 1.1%
  Arden Realty Group, Inc. REIT.........................  2,800         65,800
  Boston Properties, Inc., REIT.........................  6,900        266,513
  Duke Weeks Realty Corp. .............................. 25,460        569,667
  Liberty Property Trust REIT...........................  2,000         51,875
                                                                   -----------
                                                                       953,855
                                                                   -----------
HEALTH CARE - 10.0%
Biotechnology - 0.7%
  Affymetrix, Inc. .....................................    300         49,538
  Biogen, Inc.* ........................................  2,500        161,250
  Chiron Corp. .........................................  4,000        190,000
  Gilead Sciences, Inc. ................................  2,700        192,037
                                                                   -----------
                                                                       592,825
                                                                   -----------
Health Care Equipment & Supplies - 2.2%
  Alza Corp.* ..........................................  2,000        118,250
  Beckman Coulter, Inc. ................................  5,200        303,550

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                          Shares        Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
  Boston Scientific Corp.* ..............................  6,300    $   138,206
  Medtronic, Inc. .......................................  4,500        224,156
  PE Corp-PE Biosystems Group............................ 11,800        777,325
  Sybron International Corp.* ........................... 16,600        328,888
                                                                    -----------
                                                                      1,890,375
                                                                    -----------
Health Care Providers & Services - 1.7%
  AmeriSource Health Corp., Class A...................... 18,000        558,000
  HEALTHSOUTH Corp. .....................................  4,000         28,750
  IMS Health, Inc. ...................................... 19,500        351,000
  McKesson HBOC, Inc. ...................................  2,300         48,156
  Quorum Health Group, Inc. ............................. 14,500        149,531
  Shared Medical System Corp. ...........................  4,500        328,219
                                                                    -----------
                                                                      1,463,656
                                                                    -----------
Pharmaceuticals - 5.4%
  Abbott Laboratories.................................... 14,600        650,612
  American Home Products Corp. .......................... 13,700        804,875
  Elan Corp. Plc., ADR* .................................  2,100        101,719
  Johnson & Johnson......................................  6,000        611,250
  Lilly (Eli) & Co. .....................................  3,200        319,600
  Pfizer, Inc. .......................................... 25,250      1,212,000
  Pharmacia Corp. ....................................... 14,400        744,300
  Schering-Plough Corp. .................................  2,000        101,000
                                                                    -----------
                                                                      4,545,356
                                                                    -----------
INDUSTRIALS - 16.4%
Aerospace & Defense - 2.3%
  Bombardier, Inc., Class B.............................. 18,000        488,919
  General Dynamics Corp. ................................ 13,500        705,375
  Lockheed Martin Corp. ................................. 31,100        771,669
                                                                    -----------
                                                                      1,965,963
                                                                    -----------
Air Freight & Couriers - 1.0%
  Atlas Air, Inc. .......................................  2,000         71,750
  Expeditores International Washington, Inc. ............  9,300        441,750
  Loral Space & Communications........................... 18,500        128,344
  United Parcel Service, Inc., Class B...................  3,700        218,300
                                                                    -----------
                                                                        860,144
                                                                    -----------
Chemicals - 0.3%
  IMC Global, Inc. ...................................... 22,000        286,000
                                                                    -----------
Commercial Services & Supplies - 6.0%
  American Management Systems, Inc. .....................    400         13,131
  Cadence Design Systems, Inc.* ......................... 26,000        529,750

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
  Computer Sciences Corp.* .................................. 10,800 $   806,625
  Convergys Corp.* .......................................... 37,100   1,924,562
  Dendrite International, Inc. ..............................  1,500      49,969
  Electronic Data Systems Corp. .............................  2,500     103,125
  Equifax, Inc. ............................................. 10,000     262,500
  McGraw-Hill Cos., Inc. .................................... 20,000   1,080,000
  Pittston Brink's Group..................................... 21,300     291,544
  Service Corp. International................................  7,400      23,588
                                                                     -----------
                                                                       5,084,794
                                                                     -----------
Construction & Engineering - 0.3%
  Jacobs Engineering Group, Inc. ............................  9,000     294,187
                                                                     -----------
Electrical Equipment - 0.8%
  Emerson Electric Co. ...................................... 11,000     664,125
                                                                     -----------
Industrial Conglomerates - 3.1%
  General Electric Co. ...................................... 31,500   1,669,500
  Honeywell International, Inc. .............................  6,650     224,022
  Teleflex, Inc. ............................................ 20,000     741,250
                                                                     -----------
                                                                       2,634,772
                                                                     -----------
Machinery - 0.4%
  Caterpillar, Inc. .........................................  5,000     169,375
  CNH Global NV..............................................  5,000      46,250
  Deere & Co. ...............................................  2,400      88,800
                                                                     -----------
                                                                         304,425
                                                                     -----------
Road & Rail - 2.2%
  Burlington Northern Santa Fe Corp. ........................  7,900     181,206
  Kansas City Southern Industries, Inc. ..................... 15,000   1,330,312
  Union Pacific Corp. ....................................... 10,200     379,313
                                                                     -----------
                                                                       1,890,831
                                                                     -----------
INFORMATION TECHNOLOGY - 22.7%
Commercial Services & Supplies - 0.6%
  ACNielsen Corp. ........................................... 22,700     499,400
                                                                     -----------
Communications Equipment - 7.6%
  3Com Corp.* ............................................... 10,750     619,469
  American Tower Systems Corp., Class A* .................... 31,650   1,319,409
  Cisco Systems, Inc.* ...................................... 21,548   1,369,645
  Corning, Inc. .............................................  3,600     971,550
  Infospace, Inc. ...........................................  8,600     475,150
  Lucent Technologies, Inc. .................................  9,600     568,800

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Motorola, Inc. ............................................ 24,936 $   724,702
  Nokia Corp., ADR...........................................    500      24,969
  Qualcomm, Inc.* ...........................................  3,300     198,000
  RF Micro Devices, Inc.* ...................................  2,000     175,250
  Storagenetworks, Inc. .....................................    100       9,025
                                                                     -----------
                                                                       6,455,969
                                                                     -----------
Computers & Peripherals - 4.1%
  Dell Computer Corp.* ......................................  9,900     488,194
  EMC Corp.* ................................................  7,600     584,725
  International Business Machines Corp. .....................  2,900     317,731
  Seagate Technology* ....................................... 36,100   1,985,500
  Sun Microsystems, Inc.* ...................................  1,500     136,406
                                                                     -----------
                                                                       3,512,556
                                                                     -----------
Electronic Equipment & Instruments - 0.6%
  Burr-Brown Corp. ..........................................  6,200     537,462
  Stratos Lightwave, Inc. ...................................    100       2,788
                                                                     -----------
                                                                         540,250
                                                                     -----------
Internet Software & Services - 1.0%
  Broadvision, Inc.* ........................................  1,000      50,813
  CMGI, Inc. ................................................  2,000      91,625
  Go2Net.....................................................  3,400     171,062
  Internet Capital Group, Inc. ..............................  1,700      62,927
  Real Networks, Inc.* ......................................  8,000     404,500
  SOFTBANK CORP. ............................................    750     101,786
                                                                     -----------
                                                                         882,713
                                                                     -----------
Office Electronics - 0.2%
  Unova, Inc. ............................................... 20,000     146,250
                                                                     -----------
Semiconductor Equipment & Products - 3.1%
  Intel Corp. ...............................................  8,300   1,109,606
  Jabil Circuit, Inc.* ......................................  4,100     203,462
  KLA-Tencor Corp.* ......................................... 12,000     702,750
  Mentor Graphics Corp. .....................................  8,000     159,000
  Novellus Systems, Inc.* ...................................  2,400     135,750
  Texas Instruments, Inc. ...................................    900      61,819
  Triquint Semiconductor, Inc. ..............................  1,400     133,963
  Vitesse Semiconductor Corp.* ..............................  1,500     110,344
                                                                     -----------
                                                                       2,616,694
                                                                     -----------
Software - 5.5%
  Adobe Systems, Inc. .......................................  6,500     845,000
  BMC Software, Inc.* .......................................  4,100     149,586

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
  Legato Systems, Inc.* .....................................  8,700 $   131,587
  Macromedia, Inc............................................  6,100     589,794
  Microsoft Corp.* .......................................... 15,400   1,232,000
  National Instruments Corp. ................................  8,200     357,725
  Network Associates, Inc. .................................. 22,000     448,250
  Parametric Technology Corp.* .............................. 15,600     171,600
  Rational Software Corp.* ..................................  3,600     334,575
  Siebel Systems, Inc.* .....................................  1,900     310,769
  Telemate Net Software, Inc. ...............................  3,900      12,431
  Veritas Software Corp.* ...................................  1,400     158,222
                                                                     -----------
                                                                       4,741,539
                                                                     -----------
MATERIALS - 3.6%
Chemicals - 2.0%
  Air Products & Chemicals, Inc. ............................  2,600      80,113
  Albemarle Corp. ........................................... 12,500     246,875
  Donaldson, Inc. ........................................... 30,000     592,500
  Engelhard Corp. ........................................... 32,500     554,531
  Sigma-Aldrich Corp. .......................................  8,000     234,000
                                                                     -----------
                                                                       1,708,019
                                                                     -----------
Construction Materials - 0.5%
  Southdown, Inc. ...........................................  8,000     462,000
                                                                     -----------
Containers & Packaging - 0.8%
  AptarGroup, Inc. .......................................... 11,000     297,000
  Bemis Co., Inc. ...........................................  5,000     168,125
  Sealed Air Corp.* .........................................  3,216     168,438
                                                                     -----------
                                                                         633,563
                                                                     -----------
Paper & Forest Products - 0.3%
  Asia Pulp & Paper Ltd., ADR................................ 14,000      70,875
  Deltic Timber Corp. ....................................... 10,000     213,750
                                                                     -----------
                                                                         284,625
                                                                     -----------
TELECOMMUNICATION SERVICES - 6.5%
Diversified Telecommunication Services - 4.2%
  AT&T Corp. ................................................ 17,200     543,950
  AT&T Corp., Liberty Media Group, Class A...................  2,000      48,500
  AT&T Wireless Group........................................  2,500      69,687
  Broadwing, Inc. ...........................................  4,700     121,906
  Global Crossing, Ltd.* ....................................  4,000     105,250
  Powertel, Inc. ............................................  3,700     262,469
  Qwest Communications International, Inc.* .................  8,000     397,500
  SBC Communications, Inc. ..................................  1,100      47,575

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
  Sprint Corp. .............................................  1,100 $    56,100
  Teleglobe, Inc. .......................................... 28,700     604,494
  U.S. West, Inc. .......................................... 15,200   1,303,400
                                                                    -----------
                                                                      3,560,831
                                                                    -----------
Wireless Telecommunications Services - 2.3%
  Crown Castle International Corp. .........................  2,000      73,000
  Leap Wireless International, Inc. ........................  3,600     169,200
  Nextel Communications, Inc., Class A* .................... 18,600   1,138,088
  Voicestream Wireless Corp.* ..............................  3,995     464,606
  Western Wireless Corp., Class A...........................  3,000     163,500
                                                                    -----------
                                                                      2,008,394
                                                                    -----------
UTILITIES - 2.1%
Electric Utilities - 0.9%
  Dynegy, Inc. .............................................  3,000     204,938
  Niagara Mohawk Holdings, Inc.* ........................... 40,000     557,500
                                                                    -----------
                                                                        762,438
                                                                    -----------
Gas Utilities - 1.2%
  Piedmont Natural Gas Co., Inc. ........................... 23,000     610,937
  Southwestern Energy Co. .................................. 37,600     235,000
  The Williams Companies, Inc. .............................  4,000     166,750
                                                                    -----------
                                                                      1,012,687
                                                                    -----------
    Total Common Stocks (cost $73,159,060)..................         80,875,980
                                                                    -----------
CONVERTIBLE PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.2%
  Tribune Co. (exchangeable for Mattel, Inc. common stock),
   6.25%, 08/15/2001........................................ 10,000     167,500
                                                                    -----------
MATERIALS - 0.2%
Containers & Packaging - 0.2%
  Sealed Air Corp., $2.00, 04/01/2018, Ser. A...............  2,850     144,281
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
  Global Crossing, Ltd., 7.00%, 12/31/2049 144A.............  1,000     181,750
                                                                    -----------
    Total Convertible Preferred Stocks (cost $519,565)......            493,531
                                                                    -----------
PREFERRED STOCKS - 0.0%
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
  Fresenius National Med Care, Inc., Ser. D (cost $736).....  3,500         101
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                            Principal
                                                             Amount     Value
CONVERTIBLE DEBENTURES - 0.6%
INFORMATION TECHNOLOGY - 0.6%
Semiconductor Equipment & Products - 0.5%
  Triquint Semiconductor, Inc., 4.00%, 03/01/2007.......... $450,000  $ 404,437
                                                                      ---------
Software - 0.1%
  Network Associates, Inc., 0.00%, 02/13/201 [_]...........  350,000    124,688
                                                                      ---------
    Total Convertible Debentures (cost $534,192)...........             529,125
                                                                      ---------
CORPORATE BONDS - 1.5%
CONSUMER DISCRETIONARY - 0.2%
Internet & Catalog Retail - 0.2%
  Amazon Com. Inc., 4.75%, 02/01/2009......................  250,000    158,125
                                                                      ---------
HEALTH CARE - 0.0%
Biotechnology - 0.0%
  Affymetrix Inc., 4.75%, 02/15/2007.......................   50,000     38,438
                                                                      ---------
INFORMATION TECHNOLOGY - 1.3%
Aerospace & Defense - 0.4%
  Getty Images, Inc., 5.00%, 03/15/2007....................  400,000    320,000
                                                                      ---------
Communications Equipment - 0.2%
  American Tower Corp., 6.25%, 10/15/2009..................  100,000    185,125
                                                                      ---------
Semiconductor Equipment & Products - 0.2%
  Vitesse Semiconductor Corp., 4.00%, 03/15/2005...........  200,000    186,000
                                                                      ---------
Software - 0.5%
  Juniper Networks, Inc., 4.75%, 03/15/2007................  350,000    382,812
                                                                      ---------
    Total Corporate Bonds (cost $1,200,771)................           1,270,500
                                                                      ---------

                                                             Shares
SHORT-TERM INVESTMENTS - 1.0%
MUTUAL FUND SHARES - 1.0%
  Evergreen Select Money Market Fund (cost $827,002)o....... 827,002     827,002
                                                                     -----------
Total Investments - (cost $76,241,326) - 98.4%......................  83,996,239
Other Assets and Liabilities - 1.6%.................................   1,365,499
                                                                     -----------
Net Assets - 100.0%................................................. $85,361,738
                                                                     -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $76,241,326
 Net unrealized gains on securities................................    7,754,913
--------------------------------------------------------------------------------
 Market value of securities........................................   83,996,239
 Cash..............................................................        7,123
 Foreign currency, at value (cost $40).............................           40
 Receivable for securities sold....................................    2,084,242
 Dividends and interest receivable.................................       87,794
 Deferred organization expenses....................................        2,852
--------------------------------------------------------------------------------
    Total assets...................................................   86,178,290
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................      776,447
 Advisory fee payable..............................................       20,205
 Due to other related parties......................................          697
 Accrued expenses and other liabilities............................       19,203
--------------------------------------------------------------------------------
    Total liabilities..............................................      816,552
--------------------------------------------------------------------------------
Net assets.........................................................  $85,361,738
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $73,770,270
 Undistributed net investment income...............................       39,595
 Accumulated net realized gains on securities .....................    3,796,960
 Net unrealized gains on securities................................    7,754,913
--------------------------------------------------------------------------------
Total net assets...................................................  $85,361,738
--------------------------------------------------------------------------------
Shares outstanding.................................................    5,095,249
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     16.75
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $1,887)...........  $   400,917
 Interest.........................................................       57,368
--------------------------------------------------------------------------------
Total investment income...........................................      458,285
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      360,370
 Administrative services fees.....................................       41,003
 Transfer agent fee...............................................          320
 Trustees' fees and expenses......................................          832
 Printing and postage expenses....................................       10,644
 Custodian fee....................................................       15,359
 Professional fees................................................        7,848
 Organization expenses............................................        2,184
 Other............................................................        6,518
--------------------------------------------------------------------------------
 Total expenses...................................................      445,078
 Less: Expense reductions.........................................       (2,930)
   Fee waivers....................................................      (28,349)
--------------------------------------------------------------------------------
 Net expenses.....................................................      413,799
--------------------------------------------------------------------------------
 Net investment income............................................       44,486
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Net realized gains on securities.................................    3,798,201
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities....................   (5,506,362)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities.................   (1,708,161)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(1,663,675)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Statements of Changes in Net Assets

                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment income.....................    $    44,486       $   314,542
 Net realized gains on securities..........      3,798,201         5,480,579
 Net change in unrealized gains or losses
  on securities............................     (5,506,362)        7,069,772
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations................     (1,663,675)       12,864,893
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.....................              0          (313,974)
 Net realized gains........................     (1,682,143)       (4,132,246)
-------------------------------------------------------------------------------
 Total distributions to shareholders.......     (1,682,143)       (4,446,220)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................      5,204,626        15,606,381
 Payment for shares redeemed...............     (2,246,202)       (4,980,475)
 Net asset value of shares issued in
  reinvestment of distributions............      1,682,143         4,446,219
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions...............      4,640,567        15,072,125
-------------------------------------------------------------------------------
  Total increase in net assets.............      1,294,749        23,490,798
Net assets
 Beginning of period.......................     84,066,989        60,576,191
-------------------------------------------------------------------------------
 End of period.............................    $85,361,738       $84,066,989
-------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income.........................    $    39,595       $    (4,891)
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                    Six Months Ended
                                     June 30, 2000         Period Ended
                                    (Unaudited) (a)  December 31, 1999 (a) (b)
Net asset value, beginning of
 period                                  $10.15               $10.00
                                         ------               ------
Income from investment operations
Net investment income                      0.44                 0.29
Net realized and unrealized gains
 or losses on securities                  (0.38)                0.16
                                         ------               ------
Total from investment operations           0.06                 0.45
                                         ------               ------

Distributions to shareholders from
 net investment income                        0                (0.30)
                                         ------               ------
Net asset value, end of period           $10.21               $10.15
                                         ------               ------
Total return*                              0.59%                4.46%
Ratios and supplemental data
Net assets, end of period
 (thousands)                             $5,290               $5,257
Ratios to average net assets
 Expenses**                                1.01%+               1.02%+
 Net investment income                     8.74%+               5.88%+
Portfolio turnover rate                      93%                  19%

(a) Effective February 1, 2000, shareholders of Mentor VIP High Income Portfo-lio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to the Evergreen VA High Income Fund, its accounting and performance history is carried forward.
(b) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                   Credit Principal
                                                   Rating  Amount      Value

CORPORATE BONDS - 75.0%
CONSUMER DISCRETIONARY - 18.6%
Auto Components - 1.7%
  Tenneco Automotive, Inc., 11.625%, 10/15/2009...  B+     $100,000 $    89,500
                                                                    -----------
Hotels, Restaurants & Leisure - 8.4%
  Argosy Gaming Co., 10.75%, 06/01/2009...........  B       100,000     103,875
  Coast Hotels & Casinos, Inc., 9.50%,
   04/01/2009.....................................  B-      100,000      95,500
  Hollywood Casino Corp., 11.25%, 05/01/2007......  B       100,000     102,750
  Isle of Capri Casinos, Inc., 8.75%, 04/15/2009..  B       100,000      93,000
  Venetian Casino Resort Llc, 12.25%, 11/15/2004..  B-       50,000      50,750
                                                                    -----------
                                                                        445,875
                                                                    -----------
Household Durables - 1.7%
  Simmons Co., Ser. B, 10.25%, 03/15/2009.........  B-      100,000      89,250
                                                                    -----------
Media - 6.8%
  Adelphia Communications Corp., 9.375%,
   11/15/2009.....................................  B+      100,000      93,000
  CD Radio, Inc., 14.50%, 05/15/2009..............  CCC+     30,000      27,750
  Echostar DBS Corp., 9.375%, 02/01/2009..........  B       100,000      96,500
  Loews Ciniplex Entertainment Corp., 8.875%,
   08/01/2008.....................................  B       100,000      47,500
  Telewest Communications Plc, 11.00%,
   10/01/2007.....................................  B+      100,000      95,250
                                                                    -----------
                                                                        360,000
                                                                    -----------
ENERGY - 14.4%
Energy Equipment & Services - 1.8%
  Parker Drilling Co., Ser. D, 9.75%, 11/15/2006..  B+      100,000      97,250
                                                                    -----------
Oil & Gas - 12.6%
  Chesapeake Energy Corp., Ser. B, 9.625%,
   05/01/2005.....................................  B        25,000      24,375
  Eott Energy Partners LP, 11.00%, 10/01/2009.....  BB      100,000     102,000
  Houston Exploration Co., 8.625%, 01/01/2008.....  B       100,000      93,500
  HS Resources, Inc., 9.25%, 11/15/2006...........  B       100,000      97,750
  Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008.....  B+      100,000      99,250
  Pride Petroleum Svcs., Inc., 9.375%,
   05/01/2007.....................................  BB       50,000      50,125
  Swift Energy Co., 10.25%, 08/01/2009............  B-      100,000     101,750
  Tesoro Petroleum Corp., Ser. B, 9.00%,
   07/01/2008.....................................  BB-     100,000      95,500
                                                                    -----------
                                                                        664,250
                                                                    -----------
HEALTH CARE - 7.5%
Health Care Providers & Services - 7.5%
  Iasis Healthcare Corp., 13.00%, 10/15/2009......  B-      100,000     100,000
  Lifepoint Hosps. Holdings, Inc., Ser. B, 10.75%,
   05/15/2009.....................................  B-      100,000     103,500
  Tenet Healthcare Corp., Ser. B, 8.125%,
   12/01/2008.....................................  BB-     100,000      92,000
  Triad Hosps. Holdings, Inc., Ser. B, 11.00%,
   05/15/2009.....................................  B-      100,000     102,750
                                                                    -----------
                                                                        398,250
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                   Credit Principal
                                                   Rating  Amount      Value

CORPORATE BONDS - continued
INDUSTRIALS - 6.2%
Construction & Engineering -  6.2%
  Asat Fin., LLC, 12.50%, 11/01/2006..............  B      $100,000 $   128,500
  Metromedia Fiber Network, Inc., 10.00%,
   12/15/2009.....................................  B+      100,000      99,000
  Spectrasite Holdings, Inc., Step Bond, 0.00%,
   04/15/2004 +...................................  NA      175,000     103,250
                                                                    -----------
                                                                        330,750
                                                                    -----------
INFORMATION TECHNOLOGY - 3.0%
Internet Software & Services - 1.1%
  Verio, Inc., 11.25%, 12/01/2008.................  B-       50,000      56,375
                                                                    -----------
Semiconductor Equipment & Products - 1.9%
  Amkor Tech., Inc., 10.50%, 05/01/2009...........  B       100,000     100,625
                                                                    -----------
MATERIALS - 4.5%
Chemicals - 0.9%
  Lyondell Chemical Co., 10.875%, 05/01/2009......  B+       50,000      49,875
                                                                    -----------
Containers & Packaging - 1.8%
  Riverwood Intl. Corp., 10.25%, 04/01/2006.......  B-      100,000      96,500
                                                                    -----------
Paper & Forest Products - 1.8%
  Millar Western Forest Products Ltd., 9.875%,
   05/15/2008.....................................  B+      100,000      94,000
                                                                    -----------
TELECOMMUNICATION SERVICES - 20.8%
Diversified Telecommunication Services - 15.1%
  Allegiance Telecom, Inc., Step Bond, 0.00%,
   02/15/2008 +...................................  B       150,000     109,500
  Level 3 Communications, Inc., 9.125%,
   05/01/2008.....................................  B       100,000      90,250
  McLeod USA, Inc., 9.25%, 07/15/2007.............  B+      100,000      97,000
  Nextel Communications, Inc., Step Bond, 0.00%,
   09/15/2007 +...................................  B       140,000     110,600
  Nextel Partners, Inc.:
   11.00%, 03/15/2010.............................  CCC+     50,000      50,000
   Step Bond, 0.00%, 02/01/2004 +.................  CCC+     65,000      45,175
  Nextlink Communications, Inc., 10.75%,
   06/01/2009.....................................  B       100,000      99,000
  Tritel PCS, Inc., Step Bond, 0.00%,
   05/15/2004 +...................................  NR      150,000     100,125
  Williams Communications Group, Inc., 10.875%,
   10/01/2009.....................................  BB-     100,000      98,250
                                                                    -----------
                                                                        799,900
                                                                    -----------
Wireless Telecommunications Services - 5.7%
  Crown Castle Intl. Corp., 10.75%, 08/01/2011....  B       100,000     101,875
  Microcell Telecommunications, Inc., Ser. B, Step
   Bond, 0.00%, 06/01/2006 +......................  NA      100,000      92,750
  Voicestream Wireless Corp., 10.375%,
   11/15/2009.....................................  B-      100,000     104,000
                                                                    -----------
                                                                        298,625
                                                                    -----------
    Total Corporate Bonds (cost $3,964,142).......                    3,971,025
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                   Credit Principal
                                                   Rating   Amount      Value

YANKEE OBLIGATIONS-CORPORATE - 3.8%
CONSUMER DISCRETIONARY - 1.0%
Media - 1.0%
  Rogers Cablesystems Ltd., Ser. B, 10.00%,
   03/15/2005.....................................  BB+   $   50,000  $   51,375
                                                                     -----------
MATERIALS - 1.8%
Paper & Forest Products - 1.8%
  Norampac, Inc., 9.50%, 02/01/2008...............  BB       100,000      97,000
                                                                     -----------
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 1.0%
  Clearnet Communications, Inc., Step Bond, 0.00%,
   12/15/2005 +...................................  B         50,000      51,875
                                                                     -----------
    Total Yankee Obligations-Corporate (cost
     $201,487)....................................                       200,250
                                                                     -----------
                                                            Shares

WARRANTS - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
  Metricom, Inc., Expires 2/15/2010 (cost $10,603)
   *..............................................                50       1,025
                                                                     -----------
SHORT-TERM INVESTMENTS - 19.9%
                                                          Principal
                                                            Amount

REPURCHASE AGREEMENTS - 19.9%
  State Street Bank & Trust Co.
   6.45%, dated 6/30/2000, maturing 7/3/2000,
   maturity value $1,051,565 (cost
   $1,051,000)(3).................................        $1,051,000   1,051,000
                                                                     -----------
Total Investments - (cost $5,227,232) - 98.7%.......................   5,223,300
Other Assets and Liabilities - 1.3%.................................      66,995
                                                                     -----------
Net Assets - 100.0%.................................................  $5,290,295
                                                                     -----------

                 See Combined Notes to Schedule of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $4,176,232
 Repurchase agreements, at amortized cost..........................   1,051,000
--------------------------------------------------------------------------------
 Total identified cost of investments..............................   5,227,232
 Net unrealized losses on securities...............................      (3,932)
--------------------------------------------------------------------------------
 Market value of securities........................................   5,223,300
 Cash..............................................................         330
 Interest receivable...............................................      79,102
--------------------------------------------------------------------------------
 Total assets......................................................   5,302,732
--------------------------------------------------------------------------------
Liabilities
 Advisory fee payable..............................................       7,234
 Due to other related parties......................................          43
 Accrued expenses and other liabilities............................       5,160
--------------------------------------------------------------------------------
 Total liabilities.................................................      12,437
--------------------------------------------------------------------------------
Net assets.........................................................  $5,290,295
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $5,189,669
 Undistributed net investment income...............................     228,439
 Accumulated net realized losses on securities.....................    (123,881)
 Net unrealized losses on securities...............................      (3,932)
--------------------------------------------------------------------------------
Total net assets...................................................  $5,290,295
--------------------------------------------------------------------------------
Shares outstanding.................................................     518,365
--------------------------------------------------------------------------------
Net asset value per share..........................................  $    10.21
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment income
 Interest...........................................................  $ 254,804
--------------------------------------------------------------------------------
Total investment income.............................................    254,804
--------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................     18,456
 Administrative services fees.......................................      2,637
 Transfer agent fee.................................................         89
 Trustees' fees and expenses........................................         51
 Printing and postage expenses......................................      1,004
 Custodian fee......................................................      1,103
 Professional fees..................................................      5,989
 Other..............................................................         97
--------------------------------------------------------------------------------
   Total expenses...................................................     29,426
   Less: Expense reductions.........................................       (312)
         Fee waivers................................................     (2,749)
--------------------------------------------------------------------------------
   Net expenses.....................................................     26,365
--------------------------------------------------------------------------------
 Net investment income..............................................    228,439
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities..................................   (121,786)
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities......................    (75,255)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities...................   (197,041)
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations...............  $  31,398
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                      Statements of Changes in Net Assets

                                         Six Months Ended
                                          June 30, 2000        Year Ended
                                           (Unaudited)    December 31, 1999 (a)
-------------------------------------------------------------------------------
Operations
 Net investment income.................     $  228,439         $  151,700
 Net realized losses on securities.....       (121,786)            (2,070)
 Net change in unrealized gains or
  losses on securities.................        (75,255)            71,323
-------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations......................         31,398            220,953
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.................              0           (152,762)
-------------------------------------------------------------------------------
 Total distributions to shareholders...              0           (152,762)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.............          4,350          5,186,531
 Payment for shares redeemed...........         (2,479)            (2,958)
 Net asset value of shares issued in
  reinvestment of distributions........              0              5,262
-------------------------------------------------------------------------------
 Net increase in net assets resulting
  from capital share transactions......          1,871          5,188,835
-------------------------------------------------------------------------------
  Total increase in net assets.........         33,269          5,257,026
Net assets
 Beginning of period...................      5,257,026                  0
-------------------------------------------------------------------------------
 End of period.........................     $5,290,295         $5,257,026
-------------------------------------------------------------------------------
Undistributed net investment income....     $  228,439         $        0
-------------------------------------------------------------------------------

(a) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                   Six Months Ended Year Ended December 31,
                                    June 30, 2000   --------------------------
                                     (Unaudited)      1999 #       1998 (a)#
Net asset value, beginning of
 period                                 $12.72      $      9.39   $     10.00
                                        ======      ===========   ===========
Income from investment operations
Net investment income                     0.10             0.09          0.03
Net realized and unrealized gains
 or losses on securities and
 foreign currency related
 transactions                            (0.39)            3.48         (0.64)
                                        ------      -----------   -----------
Total from investment operations         (0.29)            3.57         (0.61)
                                        ------      -----------   -----------
Distributions to shareholders
 from
Net investment income                    (0.01)           (0.14)            0
Net realized gains                       (0.32)           (0.10)            0
                                        ------      -----------   -----------
Total distributions                      (0.33)           (0.24)            0
                                        ------      -----------   -----------
Net asset value, end of period          $12.10      $     12.72   $      9.39
                                        ======      ===========   ===========
Total return*                            (2.34%)          38.22%        (6.10%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                            $7,064      $     3,782   $     1,425
Ratios to average net assets
 Expenses**                               1.03%+           1.03%         1.02%+
 Net investment income                    2.28%+           0.87%         1.05%+
Portfolio turnover rate                     76%             144%           59%

(a) For the period from August 17, 1998 (commencement of operations) to Decem-ber 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - 89.4%
CONSUMER DISCRETIONARY - 9.2%
Automobiles - 2.6%
  Honda Motor Co., Ltd.* .....................................  1,000 $   34,023
  Peugeot SA .................................................    504    101,142
  Toyota Motor Corp. .........................................  1,000     45,521
                                                                      ----------
                                                                         180,686
                                                                      ----------
Hotels, Restaurants & Leisure - 0.1%
  Indian Hotels Co., Ltd., GDR ...............................    300      1,650
  Indian Hotels Co., Ltd., GDR, Reg. S .......................    400      2,200
                                                                      ----------
                                                                           3,850
                                                                      ----------
Household Durables - 2.3%
  Electrolux AB ..............................................  3,200     49,524
  Koninklijke (Royal) Philips Electronics NV* ................  2,359    111,255
                                                                      ----------
                                                                         160,779
                                                                      ----------
Leisure Equipment & Products - 0.5%
  Club Mediterranee SA .......................................    108     14,631
  Shimano, Inc. ..............................................    800     19,226
                                                                      ----------
                                                                          33,857
                                                                      ----------
Media - 2.5%
  Aegis Group Plc ............................................ 17,800     52,385
  Edipresse SA ...............................................     32     15,085
  Grupo Televisa SA, ADR* ....................................    400     27,575
  Quebecor, Inc., Class B ....................................    492     14,295
  Seat Pagine Gialle SpA .....................................  5,600     13,553
  Springer (Axel) Verlag AG ..................................     16     18,483
  Telegraaf Holdings NV ......................................  1,672     38,310
                                                                      ----------
                                                                         179,686
                                                                      ----------
Specialty Retail - 1.2%
  Paris Miki, Inc. ...........................................     50      3,251
  Toys "R" Us Japan ..........................................    500     84,822
                                                                      ----------
                                                                          88,073
                                                                      ----------
CONSUMER STAPLES - 7.5%
Beverages - 1.4%
  Al-Ahram Beverage Co. SA, GDR* .............................  2,100     36,289
  Al-Ahram Beverage Co. SA, GDR, 144A* .......................    146      2,523
  Fomento Economico Mexicano, Ser. B, ADR* ...................    875     37,680
  Heineken NV ................................................    219     13,329
  Pernod Ricard SA ...........................................    216     11,754
                                                                      ----------
                                                                         101,575
                                                                      ----------
Food & Drug Retailing - 1.6%
  Sobeys, Inc. ...............................................  6,858    113,759
                                                                      ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 2.2%
  Danone......................................................    118 $   15,659
  Grupo Industrial Bimbo, Ser. A* ............................  9,300     14,640
  Lindt & Spruengli...........................................     20      9,502
  Nestle SA...................................................     52    104,076
  Souza Cruz Cia SA...........................................  2,100     12,564
  Tiger Oats..................................................    100        896
                                                                      ----------
                                                                         157,337
                                                                      ----------
Household Products - 0.9%
  Kao Corp. ..................................................  2,000     61,072
                                                                      ----------
Tobacco - 1.4%
  British America Tobacco Inds. Plc* ......................... 10,800     72,066
  Swedish Match Co. AB........................................  7,828     24,141
                                                                      ----------
                                                                          96,207
                                                                      ----------
ENERGY - 7.5%
Oil & Gas - 7.5%
  BP Amoco....................................................  8,161     78,289
  BP Amoco Plc, ADR...........................................    300     16,969
  Canadian Occidental Petroleum Ltd. .........................  1,540     41,778
  ENI SpA..................................................... 18,920    109,281
  Fletcher Challenge, Energy Shares* ......................... 22,900     74,660
  Petro-Canada................................................  1,756     32,806
  Repsol-YPF, SA..............................................    573     11,406
  Shell Transportation & Trading Co. Plc......................  2,238     18,675
  SK Corp., GDR 144A..........................................    110      2,017
  Total Fina SA, Class B......................................    939    143,972
                                                                      ----------
                                                                         529,853
                                                                      ----------
FINANCIALS - 21.1%
Banks - 5.6%
  Banco Bilbao Vizcaya SA.....................................  3,104     46,377
  Banco Popular Espanol SA....................................    590     18,250
  Bank Nova Scotia Halifax....................................    600     14,716
  Banque Nationale de Paris...................................    228     21,941
  Barclays Bank Plc...........................................  3,066     76,221
  DBS Group Holdings..........................................  3,144     40,415
  Deutsche Bank AG............................................    730     60,076
  Dexia Belgium (Credit Communal).............................     41      6,048
  Toronto Dominion Bank Ontario...............................  1,661     40,403
  UBS AG......................................................    100     14,651
  Uniao de Bancos Brasileiros SA, GDR ("Unibanco")............  1,050     30,188
  Verwalt & Private Bank......................................     60     11,457

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                           Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
FINANCIALS - continued
BANKS - continued
  Wing Hang Bank Ltd. ........................................  6,800 $   16,879
                                                                      ----------
                                                                         397,622
                                                                      ----------
Diversified Financials - 7.8%
  Acom Co., Ltd.* ............................................    200     16,814
  Brascan Corp. ..............................................  3,920     46,087
  Close Brothers Group Plc....................................    904     13,993
  Fortis (NL) NV..............................................  3,351     97,544
  Garban Plc* ................................................  5,000     16,341
  HSBC Holdings Plc (London Exchange).........................  3,375     38,581
  HSBC Holdings Plc...........................................  6,550     74,990
  Hutchison Whampoa, Ltd. ....................................  3,300     41,485
  Lend Lease Corp., Ltd. .....................................    694      8,844
  Orix Corp. .................................................    420     61,948
  Rembrandt Controlling Investments Ltd. .....................    900      6,181
  Societe Eurafrance SA* .....................................     31     14,842
  Takefuji Corp. .............................................    900    108,657
  Technical & Industrial Investments Ltd. ....................    400      2,594
  Technical Investment Corp. .................................    600      3,714
                                                                      ----------
                                                                         552,615
                                                                      ----------
Insurance - 6.6%
  Allianz AG* ................................................    312    112,087
  Allied Zurich Plc...........................................  4,495     53,153
  Assicurazioni Generali SpA..................................    562     19,262
  AXA.........................................................    529     83,331
  Clarica Life Insurance Co. .................................  2,000     40,946
  Industrial Alliance Life Insurance Co.* ....................  1,000     16,554
  Manulife Financial Corp. ...................................  4,800     84,649
  Prudential Corp. Plc........................................  3,572     52,318
                                                                      ----------
                                                                         462,300
                                                                      ----------
Real Estate - 1.1%
  British Land Co., Plc* .....................................  4,400     26,963
  Brookfield Properties Corp. ................................    800     10,622
  Cheung Kong Holdings, Ltd.* ................................  2,000     22,000
  Henderson Investment Ltd. .................................. 22,000     13,617
  Simco SA....................................................     72      5,258
                                                                      ----------
                                                                          78,460
                                                                      ----------
HEALTH CARE - 11.0%
Health Care Equipment & Supplies - 0.5%
  Terumo Corp. ...............................................  1,000     33,834
                                                                      ----------
Health Care Providers & Services - 0.4%
  Cochlear Ltd. ..............................................  1,548     26,624
                                                                      ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
HEALTHCARE - continued
Paper & Forest Products - 1.1%
  Glaxo Wellcome Plc..........................................  2,756 $   80,358
                                                                      ----------
Pharmaceuticals - 9.0%
  Aventis SA..................................................     75      5,377
  Aventis SA, Class A.........................................    495     36,128
  Chugai Pharmaceutical Co., Ltd.* ...........................  3,000     56,689
  CSL Ltd. ...................................................  2,200     43,464
  Merck KGaA..................................................    248      7,932
  Novartis AG.................................................     64    101,377
  Pharmacia Corp. ............................................  1,150     58,087
  Roche Holding AG............................................      2     19,469
  Sanofi Synthelabo...........................................    432     20,580
  Schering AG.................................................  1,149     62,965
  SkyePharma Plc* ............................................ 17,800     23,163
  SmithKline Beecham Plc......................................    278      3,639
  Taisho Pharmaceutical Co.* .................................  2,000     71,627
  Yamanouchi Pharmaceutical Co., Ltd. ........................  2,000    109,137
  Zeneca Group* ..............................................    300     14,004
                                                                      ----------
                                                                         633,638
                                                                      ----------
INDUSTRIALS - 6.9%
Building Products - 0.2%
  Nippon Sheet Glass Co. .....................................  1,000     13,892
                                                                      ----------
Commercial Services & Supplies - 2.1%
  Atos SA.....................................................     66      6,175
  ISS International Services Systems* ........................  1,400    106,580
  Transiciel..................................................    108      6,939
  Williams Plc................................................  4,425     25,778
                                                                      ----------
                                                                         145,472
                                                                      ----------
Electrical Equipment - 1.2%
  Makita Corp. ...............................................  8,000     76,226
  Matsushita Electric Works Ltd. .............................  1,000     12,384
                                                                      ----------
                                                                          88,610
                                                                      ----------
Industrial Conglomerates - 1.3%
  FKI Plc.....................................................  4,976     17,694
  Marine-Wendel SA* ..........................................    123      9,388
  Nitto Kohki Co., Ltd. ......................................    600     15,353
  Siemens AG..................................................    250     37,711
  Smiths Industries Plc.......................................  1,208     15,719
                                                                      ----------
                                                                          95,865
                                                                      ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - 1.5%
  Assa Abloy AB ..............................................    880 $   17,660
  Fanuc Ltd. .................................................    700     71,184
  Saurer Arbon AG* ...........................................     23     14,353
                                                                      ----------
                                                                         103,197
                                                                      ----------
Specialty Retail - 0.5%
  Ashtead Group Plc .......................................... 23,616     34,304
                                                                      ----------
Trading Companies & Distributors - 0.1%
  Mitsubishi Corp. ...........................................  1,000      9,038
                                                                      ----------
INFORMATION TECHNOLOGY - 10.4%
Commercial Services & Supplies - 0.2%
  Net One Systems Co. ........................................      1     11,498
                                                                      ----------
Communications Equipment - 3.5%
  Ericsson LM Telephone ......................................  4,054     80,207
  Nokia Corp., ADR* ..........................................    400     19,975
  Nokia Oyj ..................................................  1,368     69,807
  Nortel Networks Corp. ......................................  1,140     79,107
                                                                      ----------
                                                                         249,096
                                                                      ----------
Computers & Peripherals - 3.5%
  NEC Corp.* .................................................  4,000    125,536
  Toshiba Corp.* ............................................. 11,000    124,094
                                                                      ----------
                                                                         249,630
                                                                      ----------
Electronic Equipment & Instruments - 1.0%
  Kyocera Corp.* .............................................    400     67,820
                                                                      ----------
Office Electronics - 0.7%
  Erg Ltd.* ..................................................  6,600     51,194
                                                                      ----------
Semiconductor Equipment & Products - 1.1%
  Hyundai Electronics Industries* ............................    110      2,170
  ST Microelectronics ........................................  1,216     76,621
                                                                      ----------
                                                                          78,791
                                                                      ----------
IT Consulting & Services - 0.4%
  Logica Plc .................................................  1,100     26,031
                                                                      ----------
MATERIALS - 7.4%
Chemicals - 2.4%
  Akzo Nobel NV ..............................................  1,882     79,955
  Asahi Chemical Industry Co., Ltd. ..........................  7,300     51,600
  BASF AG ....................................................    431     17,323
  Bayer AG ...................................................    440     17,172
  Givaudan AG* ...............................................      2        609

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
MATERIALS - continued
  Nippon Shokubai Co. ........................................  1,000 $    6,371
                                                                      ----------
                                                                         173,030
                                                                      ----------
Construction Materials - 2.3%
  Cemex SA de CV, Ser. B, ADR.................................     53      1,239
  Compagnie Generale des Etablissements Michelin, Class B.....    365     11,712
  Holderbank Financiere Glarus AG.............................     44     53,945
  Lafarge SA..................................................  1,237     96,130
                                                                      ----------
                                                                         163,026
                                                                      ----------
Industrial Conglomerates - 0.7%
  Compagnie de Saint Gobain...................................    345     46,639
                                                                      ----------
Metals & Mining - 1.3%
  Anglo American Plc..........................................    524     24,883
  Billiton Plc................................................  5,492     22,354
  Placer Dome, Inc. (Canadian Exchange).......................  4,500     42,264
                                                                      ----------
                                                                          89,501
                                                                      ----------
Paper & Forest Products - 0.7%
  Kimberly Clark Corp. de Mexico SA de CV, Class A............  5,339     15,183
  Sappi Ltd.* ................................................  2,493     18,739
  Timberwest Forest Corp. ....................................  1,293      9,086
  UPM-Kymmene Oyj.............................................    344      8,539
                                                                      ----------
                                                                          51,547
                                                                      ----------
TELECOMMUNICATION SERVICES - 7.7%
Diversified Telecommunication Services - 7.3%
  British Telecommunications Plc. ............................  1,600     20,675
  China Unicom, Ltd.* ........................................ 38,000     80,187
  Colt Telecom Group Plc* ....................................  1,000     33,288
  Deutsche Telekom............................................    568     32,428
  France Telecom SA...........................................    221     30,889
  Hellenic Telecommunications Organization SA, GDR* ..........    484     11,859
  Kon Kpn NV..................................................    814     36,408
  Korea Telecom Corp. ........................................    400     19,350
  Nippon Telegraph & Telephone Corp. .........................      6     79,732
  Tecnost SpA* ............................................... 10,778     40,645
  Tele Norte Leste Participacoes SA, ADR* ....................  1,400     33,075
  Telecom Italia Mobile (TIM) SpA.............................  1,819     18,582
  Telefonica SA* .............................................  2,300     49,406
  Telefonos de Mexico SA, ADR ("Telmex")......................    500     28,562
                                                                      ----------
                                                                         515,086
                                                                      ----------
Wireless Telecommunications Services - 0.4%
  Vodafone Airtouch Plc. .....................................  7,898     31,908
                                                                      ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value
COMMON STOCKS - continued
UTILITIES - 0.7%
Electric Utilities - 0.3%
  Korea Electric Power Corp., ADR...........................   1,200 $   22,125
                                                                     ----------
Multi-Utilities - 0.4%
  Suez Lyonnaise des Eaux SA................................     160     28,030
                                                                     ----------
    Total Common Stocks (cost $5,858,043)...................          6,317,515
                                                                     ----------
PREFERRED STOCKS - 1.1%
INDUSTRIALS - 1.1%
Aerospace & Defense - 1.1%
  Embraer-Empresa Brasileira de Aeronautica SA (cost
   $28,969).................................................  13,000     74,317
                                                                     ----------
RIGHTS - 0.0%
FINANCIALS - 0.0%
Banks - 0.0%
  Dexia.....................................................      41         66
                                                                     ----------
MATERIALS - 0.0%
Construction Materials - 0.0%
  Lafarge SA................................................   1,237      2,421
                                                                     ----------
    Total Rights (cost $0)..................................              2,487
                                                                     ----------
SHORT-TERM INVESTMENTS - 9.2%
MUTUAL FUND SHARES - 9.2%
  Evergreen Select Money Market Fund
   (cost $650,939) 0........................................ 650,939    650,939
                                                                     ----------
Total Investments - (cost $6,537,951) - 99.7%.......................  7,045,258
Other Assets and Liabilities - 0.3%.................................     18,778
                                                                     ----------
Net Assets - 100.0%................................................. $7,064,036
                                                                     ----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities......................................  $6,537,951
 Net unrealized gains on securities.................................     507,307
--------------------------------------------------------------------------------
 Market value of securities.........................................   7,045,258
 Cash...............................................................      23,990
 Foreign currency, at value (cost $89)..............................          84
 Receivable for securities sold.....................................      31,118
 Dividends and interest receivable..................................      11,922
 Receivable for closed forward foreign currency exchange contracts..       7,797
--------------------------------------------------------------------------------
 Total assets.......................................................   7,120,169
--------------------------------------------------------------------------------
Liabilities
 Payable for closed forward foreign currency exchange contracts.....      27,899
 Unrealized losses on forward foreign currency exchange contracts...         806
 Advisory fee payable...............................................         441
 Due to other related parties.......................................          57
 Accrued expenses and other liabilities.............................      26,930
--------------------------------------------------------------------------------
 Total liabilities..................................................      56,133
--------------------------------------------------------------------------------
Net assets..........................................................  $7,064,036
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital....................................................  $6,351,070
 Undistributed net investment income................................      57,498
 Accumulated net realized gains on securities and foreign currency
  related transactions..............................................     169,037
 Net unrealized gains on securities and foreign currency related
  transactions......................................................     486,431
--------------------------------------------------------------------------------
Total net assets....................................................  $7,064,036
--------------------------------------------------------------------------------
Shares outstanding..................................................     583,699
--------------------------------------------------------------------------------
Net asset value per share...........................................  $    12.10
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $5,570).............  $  70,979
 Interest...........................................................     15,982
--------------------------------------------------------------------------------
Total investment income.............................................     86,961
--------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................     17,653
 Administrative services fees.......................................      2,656
 Transfer agent fee.................................................         90
 Trustees' fees and expenses........................................         52
 Printing and postage expenses......................................        705
 Custodian fee......................................................     16,832
 Professional fees..................................................      5,229
 Other..............................................................      1,036
--------------------------------------------------------------------------------
 Total expenses.....................................................     44,253
 Less: Expense reductions...........................................       (805)
   Fee waivers......................................................    (16,728)
--------------------------------------------------------------------------------
 Net expenses.......................................................     26,720
--------------------------------------------------------------------------------
 Net investment income..............................................     60,241
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains on:
 Securities.........................................................    197,003
 Foreign currency related transactions..............................     10,685
--------------------------------------------------------------------------------
 Net realized gains on securities and foreign currency related
  transactions......................................................    207,688
--------------------------------------------------------------------------------
 Net change in unrealized losses on securities and foreign currency
  related transactions..............................................   (335,949)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions.....................................   (128,261)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations...............  $ (68,020)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Statements of Changes in Net Assets

                                              Six Months Ended
                                               June 30, 2000      Year Ended
                                                (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------
Operations
 Net investment income......................     $   60,241       $   20,007
 Net realized gains on securities and
  foreign currency related transactions.....        207,688          271,364
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions..............................       (335,949)         696,814
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations.................        (68,020)         988,185
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income......................         (4,719)         (41,012)
 Net realized gains.........................       (137,282)         (29,759)
--------------------------------------------------------------------------------
 Total distributions to shareholders........       (142,001)         (70,771)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..................      3,386,201        1,656,976
 Payment for shares redeemed................        (36,065)        (287,841)
 Net asset value of shares issued in
  reinvestment of distributions.............        142,002           70,772
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions................      3,492,138        1,439,907
--------------------------------------------------------------------------------
  Total increase in net assets..............      3,282,117        2,357,321
Net assets
 Beginning of period........................      3,781,919        1,424,598
--------------------------------------------------------------------------------
 End of period..............................     $7,064,036       $3,781,919
--------------------------------------------------------------------------------
Undistributed net investment income.........     $   57,498       $    1,976
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Six Months Ended
                                        June 30, 2000        Period Ended
                                         (Unaudited)    December 31, 1999 (a) #
Net asset value, beginning of period       $ 12.58              $ 10.00
                                           =======              =======
Income from investment operations
Net investment income                            0                 0.01
Net realized and unrealized gains on
 securities, futures contracts and
 foreign currency related
 transactions                                 0.66                 2.74
                                           -------              -------
Total from investment operations              0.66                 2.75
                                           -------              -------
Distributions to shareholders from
Net investment income                            0                (0.01)
Net realized gains                           (0.40)               (0.16)
                                           -------              -------
Total distributions                          (0.40)               (0.17)
                                           -------              -------
Net asset value, end of period             $ 12.84              $ 12.58
                                           =======              =======
Total return*                                 5.24%               27.58%
Ratios and supplemental data
Net assets, end of period (thousands)      $30,378              $18,873
Ratios to average net assets
 Expenses**                                   1.01%+               1.00%+
 Net investment income                        0.06%+               0.15%+
Portfolio turnover rate                         43%                  83%

(a) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                             Schedule of Investment
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - 93.4%
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.4%
  Arvin Industries, Inc. ....................................   100  $     1,737
  CLARCOR, Inc. ............................................. 4,000       79,500
  Delphi Automotive Systems Corp. ...........................   400        5,825
  Eaton Corp. ...............................................   100        6,700
  Johnson Controls, Inc. ....................................   100        5,131
  Meritor Automotive, Inc. ..................................   200        2,200
  SPX Corp. .................................................   100       12,094
                                                                     -----------
                                                                         113,187
                                                                     -----------
Automobiles - 0.1%
  General Motors Corp. ......................................   350       20,322
  Harley-Davidson, Inc. .....................................   200        7,700
                                                                     -----------
                                                                          28,022
                                                                     -----------
Distributors - 0.3%
  W.W. Grainger, Inc. ....................................... 3,200       98,600
                                                                     -----------
Hotels, Restaurants & Leisure - 0.3%
  Brinker International, Inc. ...............................   100        2,925
  Carnival Corp., Class A....................................   500        9,750
  Darden Restaurants, Inc. ..................................   100        1,625
  Harrahs Entertainment, Inc.* .............................. 1,190       24,916
  Marriott International, Inc., Class A......................   100        3,606
  MGM Grand, Inc. ...........................................   220        7,067
  Park Place Entertainment Corp. ............................ 3,250       39,609
  Ruby Tuesday, Inc. ........................................   200        2,513
  Wendy's International, Inc. ...............................   100        1,781
                                                                     -----------
                                                                          93,792
                                                                     -----------
Household Durables - 0.1%
  Clayton Homes, Inc. ....................................... 1,080        8,640
  Del Webb Corp. ............................................   100        1,531
  Mohawk Industries, Inc.* ..................................   100        2,175
  NVR, Inc.* ................................................   100        5,700
  Ryland Group, Inc. ........................................   100        2,213
  WestPoint Stevens, Inc. ...................................   100        1,113
  Whirlpool Corp. ...........................................   100        4,662
                                                                     -----------
                                                                          26,034
                                                                     -----------
Leisure Equipment & Products - 0.1%
  Brunswick Corp. ...........................................   300        4,969
  Eastman Kodak Co. .........................................   300       17,850
                                                                     -----------
                                                                          22,819
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - 4.2%
  Charter Communications, Inc. .............................. 3,300  $    54,244
  Clear Channel Communications, Inc.* ....................... 1,300       97,500
  Comcast Corp., Class A.....................................   500       20,250
  Cox Communications, Inc., Class A* ........................   100        4,556
  Disney (Walt) Co. .........................................   700       27,169
  Dow Jones & Co., Inc. .....................................   100        7,325
  Echostar Communications Corp., Class A.....................   500       16,555
  Emmis Communications Corp. ................................ 1,000       58,000
  Fox Entertainment Group, Inc.* ............................   600       18,225
  Gannett Co., Inc. .........................................   400       23,925
  Hearst-Argyle Television, Inc.* ...........................   972       18,954
  Infinity Broadcasting Corp. ...............................   100        3,644
  Interpublic Group of Cos, Inc. ............................ 1,700       73,100
  Knight-Ridder, Inc. .......................................   100        5,319
  Martha Stewart Living Omnimedia, Inc. ..................... 1,700       37,400
  McClatchy Co., Class A.....................................   100        3,312
  New York Times Co., Class A................................ 1,640       64,780
  Omnicom Group, Inc. .......................................   500       44,531
  Reader's Digest Association, Inc., Class A.................   200        7,950
  RH Donnelley Corp. ........................................   100        1,938
  Scholastic Corp * ......................................... 1,881      114,976
  Sinclair Broadcast Group, Inc., Class A* ..................   234        2,574
  Snyder Communications, Inc. ...............................   100        2,375
  SportsLine USA, Inc.* ..................................... 4,200       71,662
  Time Warner, Inc. ......................................... 2,400      182,400
  Tribune Co. ...............................................   200        7,000
  Univision Communications, Inc., Class A* ..................   400       41,400
  USA Networks, Inc.* .......................................   500       10,812
  Valassis Communications, Inc.* ............................   100        3,812
  Viacom, Inc., Class B...................................... 3,727      254,135
  Young & Rubicam, Inc. .....................................   100        5,719
  Ziff Davis, Inc. - ZDNet* .................................   300        2,700
                                                                     -----------
                                                                       1,288,242
                                                                     -----------
Multi-line Retail - 2.4%
  BJ's Wholesale Club, Inc.* ................................ 6,469      213,477
  Family Dollar Stores, Inc. ................................ 2,380       46,559
  Federated Department Stores, Inc.* ........................   300       10,125
  Kohl's Corp.* .............................................   500       27,813
  May Department Stores Co. .................................   300        7,200
  Saks, Inc.* ............................................... 2,000       21,000
  Target Corp. .............................................. 1,100       63,800
  Wal-Mart Stores, Inc. ..................................... 5,900      339,987
                                                                     -----------
                                                                         729,961
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.4%
  Ann Taylor Stores Corp.* ..................................    100 $     3,312
  Barnes & Noble, Inc.* .....................................    320       7,120
  Best Buy Co., Inc.* .......................................    300      18,975
  Borders Group, Inc.* ......................................    540       8,404
  Circuit City Stores, Inc. .................................    100       3,319
  Gap, Inc. .................................................    200       6,250
  Home Depot, Inc. ..........................................  4,750     237,203
  Limited, Inc. .............................................    400       8,650
  Linens 'n Things, Inc. ....................................    100       2,713
  Payless Shoesource, Inc.* .................................      2         103
  RadioShack Corp. ..........................................  1,390      65,851
  Ross Stores, Inc. .........................................    300       5,119
  Tiffany & Co. .............................................    100       6,750
  TJX Co., Inc. .............................................  2,100      39,375
  Too, Inc. .................................................     28         712
  Williams Sonoma, Inc.* ....................................    170       5,514
  Zale Corp.* ...............................................    200       7,300
                                                                     -----------
                                                                         426,670
                                                                     -----------
Textiles & Apparel - 0.2%
  Jones Apparel Group, Inc.* ................................  1,530      35,955
  Liz Claiborne, Inc. .......................................    100       3,525
  V.F. Corp. ................................................    870      20,717
                                                                     -----------
                                                                          60,197
                                                                     -----------
CONSUMER STAPLES - 3.8%
Beverages - 0.3%
  Adolph Coors Co. ..........................................    100       6,050
  Anheuser Busch Cos., Inc. .................................  1,000      74,687
  Canandaigua Wine Co., Inc.* ...............................    100       5,044
                                                                     -----------
                                                                          85,781
                                                                     -----------
Food & Drug Retailing - 1.8%
  CVS Corp. .................................................  2,800     112,000
  Kroger Co.* ............................................... 16,630     366,899
  SYSCO Corp. ...............................................  1,200      50,550
  Walgreen Co. ..............................................    500      16,094
                                                                     -----------
                                                                         545,543
                                                                     -----------
Food Products - 0.9%
  Agribrands International, Inc.* ...........................    100       4,194
  Conagra, Inc. .............................................    100       1,906
  Del Monte Foods Co.* ...................................... 12,940      88,154
  Keebler Foods Co.* ........................................  2,629      97,601
  Quaker Oats Co. ...........................................  1,000      75,125

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  Ralston Purina Co. ........................................    100 $     1,994
                                                                     -----------
                                                                         268,974
                                                                     -----------
Personal Products - 0.8%
  Avon Products, Inc. .......................................    400      17,800
  Colgate-Palmolive Co. .....................................  1,100      65,863
  Dial Corp. ................................................    670       6,951
  Kimberly-Clark Corp. ......................................  1,800     103,275
  The Estee Lauder Cos., Inc., Class A.......................  1,200      59,325
                                                                     -----------
                                                                         253,214
                                                                     -----------
Tobacco - 0.0%
  R.J. Reynolds Tobacco Holdings, Inc. *.....................    500      13,969
                                                                     -----------
ENERGY - 12.4%
Energy Equipment & Services - 5.2%
  BJ Services Co., Inc.* ....................................    520      32,500
  Diamond Offshore Drilling, Inc. ...........................  4,597     161,470
  ENSCO International, Inc. .................................  1,000      35,812
  Global Industries, Ltd. ................................... 14,707     277,595
  Global Marine, Inc.* ......................................  5,450     153,622
  Grant Pride, Inc. .........................................    820      20,500
  L-3 Communications Holding Corp. ..........................  1,700      97,006
  Nabors Industries, Inc.* ..................................    600      24,937
  Noble Affiliates, Inc. ....................................    600      22,350
  Noble Drilling Corp.* .....................................  8,494     349,847
  Rowan Cos., Inc.* .........................................    100       3,037
  Santa Fe International Corp. ..............................  1,300      45,419
  Transocean Sedco Forex, Inc. ..............................  6,118     326,931
  Weatherford International, Inc.* ..........................  1,020      40,609
                                                                     -----------
                                                                       1,591,635
                                                                     -----------
Oil & Gas - 7.2%
  Amerada Hess Corp. ........................................    200      12,350
  Anadarko Petroleum Corp. ..................................    700      34,519
  Anderson Exploration, Ltd.* ...............................  1,219      22,156
  Apache Corp. ..............................................  3,935     231,427
  Beau Canada Exploration, Ltd. .............................  2,500       2,736
  Berkley Petroleum Corp.* ..................................  1,500       9,476
  Cabot Oil & Gas Corp., Class A.............................    500      10,594
  Canadian 88 Energy Corp.* .................................  4,000       8,243
  Canadian Hunter Exploration, Ltd. .........................    900      19,125
  Canadian Natural Resources, Ltd.* .........................    800      23,243
  Chevron Corp. .............................................    800      67,850
  Chieftain International, Inc.* ............................    300       5,719

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Conoco, Inc., Class A......................................  2,200 $    48,400
  Conoco, Inc., Class B......................................    200       4,913
  Devon Energy Corp. ........................................    300      16,856
  Encal Energy, Ltd. ........................................    500       3,176
  EOG Resources, Inc. ....................................... 11,400     381,900
  Exxon Mobil Corp. .........................................  4,560     357,960
  Frontier Oil Corp. ........................................  2,500      20,000
  Genesis Exploration, Ltd. .................................  3,000      22,297
  Houston Exploration Co.* ..................................  5,354     134,519
  Kerr-McGee Corp. ..........................................    200      11,788
  Murphy Oil Corp. ..........................................    660      39,229
  Newfield Exploration Co.* .................................  8,174     319,808
  Occidental Petroleum Corp. ................................    900      18,956
  Paramount Resources, Ltd. .................................  1,000      10,236
  Phillips Petroleum Co. ....................................    300      15,206
  Ranger Oil, Ltd. ..........................................  3,000      16,014
  Rio Alto Exploration, Ltd. ................................    300       5,493
  Royal Dutch Petroleum Co. .................................  3,300     203,156
  Stone Energy Corp.* .......................................    100       5,975
  Talisman Energy, Inc. .....................................    500      16,571
  Tesoro Petroleum Corp. ....................................    300       3,038
  Texaco, Inc. ..............................................    600      31,950
  Tosco Corp. ...............................................    300       8,494
  Vastar Resources, Inc. ....................................    400      32,850
                                                                     -----------
                                                                       2,176,223
                                                                     -----------
FINANCIALS - 7.0%
Banks - 2.2%
  Associated Banc Corp. .....................................    737      16,076
  Bank of America Corp. .....................................    500      21,500
  BB&T Corp. ................................................    100       2,388
  Charter One Financial, Inc. ...............................  1,710      39,330
  Comerica, Inc. ............................................  1,600      71,800
  Dime Bancorp, Inc. ........................................    100       1,575
  Fifth Third Bancorp........................................    800      50,600
  First Security Corp. ......................................  2,790      37,839
  First Tennessee National Corp. ............................  2,500      41,406
  Firstar Corp. .............................................  2,100      44,231
  FleetBoston Financial Corp. ...............................    484      16,456
  Golden St. Bancorp, Inc.* .................................    200       3,600
  Golden West Financial Corp. ...............................    100       4,081
  Huntington Bancshares, Inc. ...............................  2,750      43,484
  KeyCorp....................................................  2,000      35,250
  M&T Bank Corp. ............................................     90      40,500

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Mellon Financial Corp. ....................................   100  $     3,644
  North Fork Bancorp, Inc. .................................. 1,160       17,545
  Northern Trust Corp. ......................................   300       19,519
  Old Kent Financial Corp. ..................................   110        2,949
  PNC Financial Services Group...............................   200        9,375
  SouthTrust Corp. .......................................... 1,500       33,938
  State Street Corp. ........................................   600       63,638
  The Bank of New York Co., Inc. ............................   100        4,650
  Wells Fargo Co. ...........................................   400       15,500
  Zions Bancorp..............................................   300       13,767
                                                                     -----------
                                                                         654,641
                                                                     -----------
Diversified Financials - 2.9%
  American Express Co. ...................................... 2,000      104,250
  Avis Rent-A-Car, Inc.* ....................................   200        3,750
  AXA Financial, Inc. .......................................   400       13,600
  Bear Stearns Companies, Inc. ..............................   100        4,163
  Citigroup, Inc. ........................................... 5,700      343,425
  Comdisco, Inc. ............................................ 1,240       27,667
  Edwards (A.G.), Inc. ...................................... 2,655      103,545
  Federal National Mortgage Assn. ...........................   100        5,219
  Fortune Brands, Inc. ......................................   100        2,306
  Goldman Sachs Group, Inc. .................................   200       18,975
  Lehman Brothers Holdings, Inc. ............................   200       18,912
  Merrill Lynch & Co., Inc. .................................   500       57,500
  Morgan Stanley, Dean Witter & Co. ......................... 1,100       91,575
  Price (T.) Rowe & Associates, Inc. ........................   500       21,250
  Schwab (Charles) & Co., Inc. .............................. 1,800       60,525
  Xtra Corp. ................................................   200        7,888
                                                                     -----------
                                                                         884,550
                                                                     -----------
Insurance - 1.7%
  AFLAC, Inc. ...............................................   100        4,594
  Allmerica Financial Corp. .................................   710       37,186
  AMBAC Finl. Group, Inc. ...................................   950       52,072
  American International Group, Inc. ........................ 1,600      188,000
  CIGNA Corp. ...............................................   400       37,400
  Cincinnati Financial Corp. ................................   100        3,144
  Financial Security Assured Holdings, Ltd. .................   100        7,587
  Hartford Financial Services Group, Inc. ...................   500       27,969
  Jefferson Pilot Corp. .....................................   100        5,644
  MBIA, Inc. ................................................   690       33,249
  MGIC Investment Corp. .....................................   200        9,100
  Partnerre, Ltd. ...........................................   990       35,083

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
  PMI Group, Inc. ...........................................    150 $     7,125
  ReliaStar Financial Corp. .................................    720      37,755
  St. Paul Companies, Inc. ..................................    100       3,413
  XL Capital Ltd., Class A...................................    690      37,346
                                                                     -----------
                                                                         526,667
                                                                     -----------
Real Estate - 0.2%
  Boston Properties, Inc., REIT..............................  1,400      54,075
                                                                     -----------
HEALTH CARE - 11.6%
Biotechnology - 1.4%
  Amgen, Inc.* ..............................................  2,400     168,600
  Chiron Corp. ..............................................  1,690      80,275
  Genetech, Inc. ............................................    400      68,800
  Gilead Sciences, Inc. .....................................    400      28,450
  Idexx Laboratories, Inc.* .................................  2,964      67,801
  Immunex Corp.* ............................................    200       9,888
  MedImmune, Inc.* ..........................................    100       7,400
                                                                     -----------
                                                                         431,214
                                                                     -----------
Health Care Equipment & Supplies - 3.4%
  Alza Corp.* ...............................................  1,000      59,125
  Baxter International, Inc. ................................    500      35,156
  Beckman Coulter, Inc. .....................................  1,100      64,213
  Biomet, Inc. ..............................................    100       3,844
  Boston Scientific Corp.* ..................................    700      15,356
  Cytyc Corp. ...............................................  5,900     314,912
  PE Corp - PE Biosystems Group..............................    850      55,994
  Sybron International Corp.* ...............................  1,200      23,775
  VISX, Inc.* ............................................... 16,000     449,000
                                                                     -----------
                                                                       1,021,375
                                                                     -----------
Health Care Providers & Services - 0.9%
  Andrx Corp. ...............................................    200      12,784
  Cardinal Health, Inc. .....................................  1,000      74,000
  Cerner Corp. ..............................................  1,200      32,700
  HCA - The Healthcare Corp. ................................    200       6,075
  Health Management Associates, Inc., Class A* ..............  1,990      25,994
  IMS Health, Inc. ..........................................    980      17,640
  Pacificare Health Systems, Inc., Class A...................    100       6,019
  Total Renal Care Holdings, Inc.* ..........................  9,833      58,998
  Trigon Healthcare, Inc. ...................................    200      10,313
  UnitedHealth Group, Inc. ..................................    200      17,150
                                                                     -----------
                                                                         261,673
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
HEALTHCARE - continued
Pharmaceuticals - 5.9%
  Abbott Laboratories........................................ 1,700  $    75,756
  Allergan, Inc. ............................................ 1,000       74,500
  American Home Products Corp. .............................. 1,800      105,750
  Bristol-Myers Squibb Co. .................................. 1,000       58,250
  Elan Corp. Plc., ADR* .....................................   500       24,219
  Intrabiotics Pharmaceuticals............................... 4,710      125,698
  Johnson & Johnson.......................................... 1,000      101,875
  Lilly (Eli) & Co. .........................................   500       49,938
  Merck & Co., Inc. ......................................... 1,800      137,925
  Pfizer, Inc. .............................................. 6,100      292,800
  Pharmacia Corp. ........................................... 2,200      113,712
  Schering-Plough Corp. ..................................... 3,300      166,650
  United Therapeutics Corp. ................................. 4,361      472,623
                                                                     -----------
                                                                       1,799,696
                                                                     -----------
INDUSTRIALS - 11.4%
Aerospace & Defense - 0.7%
  Boeing Co. ................................................ 1,300       54,356
  General Dynamics Corp. .................................... 1,200       62,700
  General Motors Corp., Class H* ............................   453       39,751
  Lockheed Martin Corp. ..................................... 1,700       42,181
  PerkinElmer, Inc. .........................................   100        6,613
                                                                     -----------
                                                                         205,601
                                                                     -----------
Air Freight & Couriers - 0.2%
  Expeditors International of Washington, Inc. ..............   700       33,250
  United Parcel Service, Inc., Class B.......................   600       35,400
                                                                     -----------
                                                                          68,650
                                                                     -----------
Airlines - 0.1%
  Continental Airlines, Inc., Class B* ......................   200        9,400
  Delta Air Lines, Inc. .....................................   600       30,337
                                                                     -----------
                                                                          39,737
                                                                     -----------
Building Products - 0.0%
  American Standard Companies, Inc.* ........................   200        8,200
                                                                     -----------
Commercial Services & Supplies - 5.4%
  Amdocs, Ltd.* .............................................   100        7,675
  American Management Systems, Inc. .........................   200        6,566
  Automatic Data Processing, Inc. ...........................   400       21,425
  Avery Dennison Corp. ......................................   800       53,700
  Bea Systems, Inc. .........................................   500       24,719
  Cadence Design Systems, Inc.* ............................. 1,860       37,897
  Checkfree Holdings Corp. .................................. 6,643      342,530
  Collectors Universe, Inc. ................................. 1,100        3,231

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
  Computer Sciences Corp.* ..................................    700 $    52,281
  Convergys Corp.* ..........................................  2,500     129,687
  CSG Systems International, Inc. ...........................  5,334     299,037
  DST Systems, Inc.* ........................................    630      47,959
  Electronic Data Systems Corp. .............................    100       4,125
  Fair Issac & Co., Inc. ....................................  1,930      84,920
  First Data Corp. ..........................................    400      19,850
  Fiserv, Inc.* .............................................  1,030      44,547
  John H. Harland Co. .......................................    200       2,988
  McGraw-Hill Cos., Inc. ....................................    900      48,600
  Miller (Herman), Inc. .....................................    100       2,588
  National Data Corp. .......................................  3,010      69,230
  Nova Corp. ................................................  8,906     248,811
  Paychex, Inc. .............................................    300      12,600
  SEI Investments Co. .......................................    300      11,944
  Switchboard, Inc. .........................................  4,890      48,900
  The Intercept Group, Inc. .................................  1,250      21,250
                                                                     -----------
                                                                       1,647,060
                                                                     -----------
Construction & Engineering - 0.0%
  Spectrasite Holdings, Inc. ................................    420      11,918
                                                                     -----------
Electrical Equipment - 0.7%
  Cable Design Technologies Corp.* ..........................  5,248     175,808
  Cooper Industries, Inc. ...................................    100       3,256
  Emerson Electric Co. ......................................    200      12,075
  Energizer Holdings, Inc. ..................................     33         602
  Molex, Inc. ...............................................    200       7,000
  Thomas & Betts Corp. ......................................  1,000      19,125
                                                                     -----------
                                                                         217,866
                                                                     -----------
Industrial Conglomerates - 3.1%
  Dover Corp. ...............................................    300      12,169
  General Electric Co. ...................................... 11,000     583,000
  Honeywell International, Inc. .............................    787      26,512
  Mark IV Industries, Inc. ..................................    200       4,175
  Minnesota Mining & Manufacturing Co. ......................    600      49,500
  Teleflex, Inc. ............................................    500      18,531
  Tyco International, Ltd. ..................................  5,100     241,613
                                                                     -----------
                                                                         935,500
                                                                     -----------
Machinery - 0.9%
  AGCO Corp. ................................................  8,330     102,042
  Caterpillar, Inc. .........................................    100       3,388
  CNH Global NV..............................................  2,950      27,287

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - continued
  Illinois Tool Works, Inc. .................................   100  $     5,700
  Parker Hannifin Corp. .....................................   100        3,425
  Reliance Steel & Aluminum Co. .............................   150        2,869
  Terex Corp.* .............................................. 8,000      113,000
  Tower Automotive, Inc.* ...................................   100        1,250
                                                                     -----------
                                                                         258,961
                                                                     -----------
Marine - 0.1%
  Tidewater, Inc. ...........................................   450       16,200
                                                                     -----------
Road & Rail - 0.2%
  Kansas City Southern Industries, Inc. .....................   500       44,344
  Union Pacific Corp. .......................................   300       11,156
                                                                     -----------
                                                                          55,500
                                                                     -----------
INFORMATION TECHNOLOGY - 28.8%
Commercial Services & Supplies - 0.1%
  ACNielsen Corp. ........................................... 1,230       27,060
                                                                     -----------
Communications Equipment - 8.3%
  3Com Corp.* ...............................................   870       50,134
  American Tower Systems Corp., Class A* .................... 8,290      345,589
  Ancor Communications, Inc. ................................ 4,890      174,894
  Aware, Inc. ...............................................   800       40,900
  Brocade Communications Systems, Inc. ......................   300       55,045
  CIENA Corp.* ..............................................   100       16,669
  Cisco Systems, Inc.* ...................................... 7,900      502,144
  Commscope, Inc. ...........................................   100        4,100
  Computer Network Technology* .............................. 1,460       25,368
  Comverse Technology, Inc.* ................................ 1,100      102,300
  Corning, Inc. .............................................   780      210,502
  Emulex Corp. .............................................. 4,410      289,682
  Harmonic Lightwaves, Inc.* ................................   100        2,475
  Infospace, Inc. ........................................... 1,000       55,250
  Lucent Technologies, Inc. ................................. 1,400       82,950
  MMC Networks, Inc.* ....................................... 2,300      122,906
  Nokia Corp., ADR........................................... 1,607       80,250
  Nortel Networks Corp. ..................................... 3,900      266,175
  Scientific Atlanta, Inc. ..................................   200       14,900
  Storagenetworks, Inc. .....................................    25        2,256
  Tekelec, Inc. .............................................   600       28,912
  Tellabs, Inc.* ............................................   700       47,906
                                                                     -----------
                                                                       2,521,307
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.0%
  Apple Computer* ...........................................  1,700 $    89,037
  Dell Computer Corp.* ......................................    600      29,588
  Electronics for Imaging, Inc.* ............................    100       2,531
  EMC Corp.* ................................................  1,600     123,100
  Gateway, Inc.* ............................................    100       5,675
  Hewlett-Packard Co. .......................................  1,500     187,312
  International Business Machines Corp. .....................  1,600     175,300
  Lexmark Intl. Group, Inc., Class A* .......................    100       6,725
  Micros Systems, Inc.* .....................................    300       5,569
  NCR Corp.* ................................................    560      21,805
  Network Appliance, Inc. ...................................    200      16,100
  QLogic Corp. ..............................................    200      13,213
  Seagate Technology* .......................................  5,660     311,300
  Sun Microsystems, Inc.* ...................................  2,500     227,344
  Symbol Technologies, Inc. .................................     75       4,050
                                                                     -----------
                                                                       1,218,649
                                                                     -----------
Electronic Equipment & Instruments - 2.5%
  Agilent Technologies, Inc. ................................     43       3,171
  AVX Corp. .................................................    400       9,175
  Burr-Brown Corp. ..........................................    500      43,344
  JDS Uniphase Corp.* .......................................    800      95,900
  Rockwell International Corp. ..............................    300       9,450
  RSA Security, Inc. ........................................  4,990     345,557
  Sanmina Corp.* ............................................    700      59,850
  Sawtek, Inc. ..............................................    440      25,328
  SCI Systems, Inc.* ........................................  1,880      73,673
  Sipex Corp. ...............................................  2,992      82,841
  Stratos Lightwave, Inc. ...................................     55       1,533
  Vishay Intertechnology, Inc. ..............................    100       3,794
  Waters Corp.* .............................................    100      12,481
                                                                     -----------
                                                                         766,097
                                                                     -----------
Internet Software & Services - 3.0%
  America Online, Inc.* .....................................  1,000      52,750
  Chordiant Software, Inc. ..................................    830      13,799
  Epresence, Inc. ...........................................  3,500      25,375
  Ivillage, Inc. ............................................    300       2,531
  Netzee, Inc. ..............................................  1,480       8,464
  Real Networks, Inc.* ......................................  1,100      55,619
  S1 Corp. .................................................. 10,590     246,879
  VeriSign, Inc. ............................................  2,663     470,019
  Yahoo!, Inc.* .............................................    200      24,775
                                                                     -----------
                                                                         900,211
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.2%
  Radiant Systems, Inc.* .................................... 2,080  $    49,920
                                                                     -----------
Semiconductor Equipment & Products - 6.2%
  Advanced Micro Devices, Inc.* .............................   100        7,725
  Altera Corp.* .............................................   430       43,833
  Analog Devices, Inc.* .....................................   800       60,800
  Applied Materials, Inc.* .................................. 1,400      126,875
  Applied Science & Tech, Inc. *.............................   759       19,639
  Atmel Corp. ............................................... 1,860       68,587
  Broadcom Corp.* ...........................................   100       21,894
  Conexant Systems, Inc.* ...................................   200        9,725
  Cypress Semiconductor Corp. ...............................   300       12,675
  Dupont Photomasks, Inc.* .................................. 1,200       82,200
  Integrated Device Technology...............................   200       11,975
  Intel Corp. ............................................... 4,900      655,069
  Jabil Circuit, Inc.* ...................................... 1,480       73,445
  KLA-Tencor Corp.* .........................................   200       11,713
  Lam Research Corp. *.......................................   200        7,500
  Lattice Semiconductor Corp.* ..............................   200       13,825
  Linear Technology Corp. ................................... 1,200       76,725
  LSI Logic Corp.* ..........................................   900       48,713
  Mentor Graphics Corp....................................... 1,000       19,875
  MKS Instruments, Inc. .....................................   600       23,475
  National Semiconductor Corp.* .............................   200       11,350
  Novellus Systems, Inc.* ...................................   660       37,331
  Teradyne, Inc.* ...........................................   900       66,150
  Texas Instruments, Inc. ................................... 2,200      151,112
  Triquint Semiconductor, Inc. ..............................   600       57,413
  Veeco Instruments, Inc.* ..................................   600       43,950
  Vitesse Semiconductor Corp.* ..............................   100        7,356
  Xilinx, Inc.* ............................................. 1,200       99,075
                                                                     -----------
                                                                       1,870,005
                                                                     -----------
Software - 4.5%
  Adobe Systems, Inc. .......................................   200       26,000
  Aspen Technology, Inc.* ................................... 1,226       47,201
  Computer Associates International, Inc. ...................   600       30,713
  Diversinet Corp. .......................................... 2,700       32,063
  Entrust Technologies, Inc.* ...............................   800       66,200
  I2 Technologies, Inc.* ....................................   300       31,280
  Informix Corp. ............................................   780        5,801
  Intuit, Inc.* ............................................. 1,130       46,754
  Legato Systems, Inc.* .....................................   360        5,445
  Macromedia, Inc. .......................................... 1,400      135,362

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
  Microsoft Corp.* ..........................................  2,300 $   184,000
  National Instruments Corp. ................................  1,100      47,987
  Network Associates, Inc.* .................................  2,140      43,603
  Oracle Systems Corp.* .....................................  2,900     243,781
  Parametric Technology Corp.* ..............................  1,300      14,300
  Pegrine Systems, Inc.* ....................................  3,087     107,080
  Peoplesoft, Inc.* .........................................    100       1,675
  Rational Software Corp.* ..................................    300      27,881
  Siebel Systems, Inc.* .....................................  1,000     163,562
  Symantec Corp. ............................................    100       5,394
  Veritas Software Corp.* ...................................  1,000     113,016
                                                                     -----------
                                                                       1,379,098
                                                                     -----------
MATERIALS - 2.1%
Chemicals - 0.8%
  Albemarle Corp. ...........................................  1,200      23,700
  Dow Chemical Co. ..........................................    900      27,169
  DuPont (E.I.) De Nemours & Co. ............................  1,000      43,750
  Ecolab, Inc. ..............................................    100       3,906
  PPG Industries, Inc. ......................................    100       4,431
  Praxair, Inc. .............................................  1,720      64,393
  Rohm & Haas Co. ...........................................  1,400      48,300
  Union Carbide Corp. .......................................    200       9,900
  Valspar Corp. .............................................    700      23,625
                                                                     -----------
                                                                         249,174
                                                                     -----------
Construction Materials - 0.1%
  Centex Construction Products, Inc. ........................    100       2,269
  Lafarge Corp. .............................................    100       2,100
  Southdown, Inc. ...........................................    100       5,775
  Vulcan Materials Co. ......................................    100       4,269
                                                                     -----------
                                                                          14,413
                                                                     -----------
Containers & Packaging - 0.8%
  AptarGroup, Inc. ..........................................    700      18,900
  Pactiv Corp.* .............................................    100         787
  Sealed Air Corp.* .........................................  1,320      69,135
  Smurfit Container Corp.* .................................. 12,880     165,830
                                                                     -----------
                                                                         254,652
                                                                     -----------
Metals & Mining - 0.2%
  AK Steel Holding Corp......................................    100         800
  Alcan Aluminum, Ltd. ......................................    400      12,400
  Alcoa, Inc. ...............................................  1,200      34,800
  Inco, Ltd. ................................................    200       3,075

                        EVERGREE VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - continued
  Ryerson Tull, Inc. ........................................   100  $     1,037
                                                                     -----------
                                                                          52,112
                                                                     -----------
Paper & Forest Products - 0.2%
  Asia Pulp & Paper Ltd., ADR................................ 1,000        5,063
  Bowater, Inc. ............................................. 1,020       45,007
  Rayonier, Inc. ............................................   200        7,175
  Weyerhaeuser Co. ..........................................   300       12,900
  Willamette Industries, Inc. ...............................   100        2,725
                                                                     -----------
                                                                          72,870
                                                                     -----------
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 3.5%
  Adelphia Business Solutions................................ 1,000       23,187
  Allegiance Telecom, Inc.* .................................   300       19,200
  ALLTEL Corp. ..............................................   700       43,356
  AT&T Corp., Liberty Media Group, Class A* ................. 6,400      155,200
  Bell Atlantic Corp. ....................................... 1,200       60,975
  BellSouth Corp. ........................................... 2,100       89,512
  Broadwing, Inc. ........................................... 1,000       25,937
  Covad Communications Group, Inc. ..........................   700       11,288
  Global Crossing, Ltd.* .................................... 1,250       32,891
  GTE Corp. .................................................   200       12,450
  ICG Communications, Inc.* .................................   440        9,708
  Intermedia Communications, Inc.* .......................... 1,084       32,249
  MGC Communications, Inc.* ................................. 1,040       62,335
  Pinnacle Holdings, Inc.* .................................. 1,420       76,680
  Powertel, Inc. ............................................ 1,200       85,125
  SBC Communications, Inc. .................................. 1,000       43,250
  Sprint Corp. .............................................. 1,900       96,900
  Teleglobe, Inc. ........................................... 2,400       50,550
  Telephone & Data Systems, Inc. ............................   280       28,070
  Time Warner Telecom, Inc. ................................. 1,210       77,894
  U.S. West, Inc. ...........................................   200       17,150
                                                                     -----------
                                                                       1,053,907
                                                                     -----------
Wireless Telecommunications Services - 1.5%
  Crown Castle International Corp. .......................... 1,000       36,500
  I3 Mobile, Inc. ...........................................    20          368
  Leap Wireless International, Inc. ......................... 1,100       51,700
  Nextel Communications, Inc.* .............................. 1,400       85,662
  Sprint Corp. (PCS Group), Ser. 1* ......................... 1,100       65,450
  Vodafone AirTouch Plc, ADR................................. 1,400       58,013
  Voicestream Wireless Corp.* ...............................   648       75,360

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - continued
  Western Wireless Corp., Class A............................ 1,900  $   103,550
                                                                     -----------
                                                                         476,603
                                                                     -----------
UTILITIES - 1.8%
Electric Utilities - 1.2%
  Allegheny Energy, Inc. ....................................   650       17,794
  Ameren Corp. ..............................................   100        3,375
  Calpine Corp.* ............................................   500       32,875
  CH Energy Group, Inc. ..................................... 1,300       44,119
  Constellation Energy Group, Inc. ..........................   100        3,256
  Dominion Resources, Inc. ..................................   100        4,288
  DQE, Inc. .................................................   300       11,850
  DTE Energy Co. ............................................   100        3,056
  Dynegy, Inc. .............................................. 1,390       94,954
  Energy East Corp. .........................................   100        1,906
  Entergy Corp. .............................................   100        2,719
  FirstEnergy Corp. .........................................   100        2,338
  Florida Progress Corp. ....................................   200        9,375
  Montana Power Co. ......................................... 1,160       40,962
  Northeast Utilities........................................   100        2,175
  PECO Energy Co. ...........................................   300       12,094
  PG&E Corp. ................................................   200        4,925
  PPL Corp. .................................................   200        4,388
  Public Service Enterprise Group, Inc. .....................   400       13,850
  Southern Co. ..............................................   200        4,662
  TXU Corp. .................................................   100        2,950
  Unicom Corp. ..............................................   300       11,606
  UtiliCorp United, Inc. .................................... 1,520       30,210
                                                                     -----------
                                                                         359,727
                                                                     -----------
Energy Equipment & Services - 0.0%
  Capstone Turbine Corp. ....................................    30        1,352
                                                                     -----------
Gas Utilities - 0.5%
  Coastal Corp. .............................................   100        6,088
  Enron Corp. ............................................... 1,900      122,550
  Piedmont Natural Gas Co., Inc. ............................ 1,000       26,562
                                                                     -----------
                                                                         155,200
                                                                     -----------
Water Utilities - 0.1%
  American Water Works, Inc. ................................   730       18,250
                                                                     -----------
    Total Common Stocks (cost $25,298,852)...................        $28,362,554
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                          Shares      Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Leisure Equipment & Products - 0.1%
  Tribune Co. (exchangeable for Mattel, Inc. common
   stock), 6.25%, 08/15/2001 (cost $28,442).............     1,800 $    30,150
                                                                   -----------

                                                         Principal
                                                          Amount      Value
CORPORATE BONDS - 0.5%
INFORMATION TECHNOLOGY - 0.5%
Aerospace & Defense - 0.1%
  Getty Images, Inc., 5.00%, 03/15/2007................. $  40,000      32,000
                                                                   -----------
Internet Software & Services - 0.1%
  Mail.com, Inc., 7.00%, 02/01/2005 144A................    40,000      17,900
                                                                   -----------
Semiconductor Equipment & Products - 0.1%
  Vitesse Semiconductor Corp., 4.00%, 03/15/2005........    50,000      46,500
                                                                   -----------
Software - 0.2%
  Juniper Networks, Inc., 4.75%, 03/15/2007.............    50,000      54,687
                                                                   -----------
    Total Corporate Bonds (cost $155,462)...............               151,087
                                                                   -----------

                                                          Shares      Value
SHORT-TERM INVESTMENTS - 6.7%
MUTUAL FUND SHARES - 6.7%
  Evergreen Select Money Market Fund (Cost
   $2,032,932) 0........................................ 2,032,932   2,032,932
                                                                   -----------
Total Investments - (cost $27,515,688) - 100.7%...................  30,576,723
Other Assets and Liabilities - (0.7%).............................    (198,606)
                                                                   -----------
Net Assets - 100.0%............................................... $30,378,117
                                                                   -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)


--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $27,515,688
 Net unrealized gains on securities................................    3,061,035
--------------------------------------------------------------------------------
 Market value of securities........................................   30,576,723
 Cash..............................................................       76,285
 Receivable for securities sold....................................       48,614
 Dividends and interest receivable.................................       21,086
 Receivable from investment advisor................................          956
--------------------------------------------------------------------------------
 Total assets......................................................   30,723,664
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................      328,402
 Due to other related parties......................................          246
 Accrued expenses and other liabilities............................       16,899
--------------------------------------------------------------------------------
 Total liabilities.................................................      345,547
--------------------------------------------------------------------------------
Net assets.........................................................  $30,378,117
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $26,042,767
 Undistributed net investment income...............................        6,864
 Accumulated net realized gains on securities and foreign currency
  related transactions.............................................    1,267,451
 Net unrealized gains on securities................................    3,061,035
--------------------------------------------------------------------------------
Total net assets...................................................  $30,378,117
--------------------------------------------------------------------------------
Shares outstanding.................................................    2,366,621
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     12.84
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $660)..............  $   68,305
 Interest..........................................................      57,211
--------------------------------------------------------------------------------
Total investment income............................................     125,516
--------------------------------------------------------------------------------
Expenses
 Advisory fee......................................................     103,153
 Administrative services fees......................................      11,768
 Transfer agent fee................................................          73
 Trustees' fees and expenses.......................................         236
 Printing and postage expenses.....................................       6,331
 Custodian fee.....................................................       4,372
 Professional fees.................................................       6,082
 Other.............................................................       5,382
--------------------------------------------------------------------------------
 Total expenses....................................................     137,397
 Less: Expense reductions..........................................        (818)
   Fee waivers.....................................................     (18,106)
--------------------------------------------------------------------------------
 Net expenses......................................................     118,473
--------------------------------------------------------------------------------
 Net investment income.............................................       7,043
--------------------------------------------------------------------------------
Net realized and unrealized gains on securities
 Net realized gains on securities..................................   1,303,581
--------------------------------------------------------------------------------
 Net change in unrealized gains on securities......................     152,314
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities...................   1,455,895
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations..............  $1,462,938
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Statements of Changes in Net Assets
                           June 30, 2000 (Unaudited)

                                         Six Months Ended
                                          June 30, 2000        Year Ended
                                           (Unaudited)    December 31, 1999 (a)
-------------------------------------------------------------------------------
Operations
 Net investment income.................    $     7,043         $    16,339
 Net realized gains on securities......      1,303,581             907,970
 Net change in unrealized gains on
  securities...........................        152,314           2,908,721
-------------------------------------------------------------------------------
   Net increase in net assets resulting
   from operations.....................      1,462,938           3,833,030
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.................              0             (17,862)
 Net realized gains....................       (715,317)           (227,439)
-------------------------------------------------------------------------------
   Total distributions to
   shareholders........................       (715,317)           (245,301)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.............     10,043,220          15,347,628
 Payment for shares redeemed...........           (552)           (308,147)
 Net asset value of shares issued in
  reinvestment of distributions........        715,317             245,301
-------------------------------------------------------------------------------
   Net increase in net assets resulting
   from capital share transactions.....     10,757,985          15,284,782
-------------------------------------------------------------------------------
     Total increase in net assets......     11,505,606          18,872,511
Net assets
 Beginning of period...................     18,872,511                   0
-------------------------------------------------------------------------------
 End of period.........................    $30,378,117         $18,872,511
-------------------------------------------------------------------------------
Undistributed (overdistributed) net
 investment income.....................    $     6,864         $      (179)
-------------------------------------------------------------------------------

(a) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                Six Months Ended  Year Ended December 31,
                                 June 30, 2000   -----------------------------
                                (Unaudited) (a)  1999 #    1998 #   1997 (b) #
Net asset value, beginning of
 period                             $ 19.98      $ 13.57   $11.10     $10.00
                                    -------      -------   ------     ------
Income from investment
 operations
Net investment loss                    0.01        (0.06)   (0.04)     (0.06)
Net realized and unrealized
 gains or losses on securities         3.13         6.47     2.51       1.16
                                    -------      -------   ------     ------
Total from investment
 operations                            3.14         6.41     2.47       1.10
                                    -------      -------   ------     ------
Distributions to shareholders
 from net realized gains              (0.74)           0        0          0
                                    -------      -------   ------     ------
Net asset value, end of period      $ 22.38      $ 19.98   $13.57     $11.10
                                    -------      -------   ------     ------
Total return*                         15.37%       47.24%   22.25%     11.00%
Ratios and supplemental data
Net assets, end of period
 (thousands)                        $73,232      $24,176   $4,039     $1,868
Ratios to average net assets
 Expenses**                            0.69%+       0.96%    1.02%      1.06%+
 Net investment loss                   0.08%+      (0.35)%  (0.33)%    (0.74)%+
Portfolio turnover rate                  66%         120%      49%        39%

(a) The net realized and unrealized gains or losses per share amount may not agree with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.
(b) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - 97.1%
CONSUMER DISCRETIONARY - 9.7%
Automobiles - 0.9%
  Harley-Davidson, Inc. ..................................... 17,700 $   681,450
                                                                     -----------
Household Durables - 0.5%
  Ethan Allen Interiors, Inc. ............................... 15,400     369,600
                                                                     -----------
Media - 5.5%
  Clear Channel Communications, Inc.* ....................... 12,000     900,000
  Infinity Broadcasting Corp. ............................... 16,900     615,794
  Univision Communications, Inc., Class A* ..................  7,000     724,500
  Viacom, Inc., Class B...................................... 25,856   1,763,056
                                                                     -----------
                                                                       4,003,350
                                                                     -----------
Multi-line Retail - 1.2%
  Wal-Mart Stores, Inc. ..................................... 15,600     898,950
                                                                     -----------
Specialty Retail - 1.6%
  Best Buy Co., Inc.* ....................................... 11,000     695,750
  Tweeter Home Entertainment Group, Inc. .................... 14,500     440,437
                                                                     -----------
                                                                       1,136,187
                                                                     -----------
ENERGY - 10.8%
Energy Equipment & Services - 5.8%
  Diamond Offshore Drilling, Inc. ........................... 13,500     474,188
  ENSCO International, Inc................................... 20,000     716,250
  Nabors Industries, Inc.* .................................. 20,000     831,250
  R&B Falcon Corp. .......................................... 27,500     647,969
  Santa Fe International Corp. .............................. 25,000     873,437
  Weatherford International, Inc.* .......................... 17,000     676,812
                                                                     -----------
                                                                       4,219,906
                                                                     -----------
Oil & Gas - 5.0%
  Anadarko Petroleum Corp. .................................. 15,000     739,688
  Apache Corp. .............................................. 19,500   1,146,844
  Devon Energy Corp. ........................................ 16,000     899,000
  Kerr-McGee Corp. .......................................... 15,000     884,062
                                                                     -----------
                                                                       3,669,594
                                                                     -----------
FINANCIALS - 8.0%
Banks - 1.7%
  Fifth Third Bancorp........................................ 10,000     632,500
  The Bank of New York Co., Inc. ............................ 12,500     581,250
                                                                     -----------
                                                                       1,213,750
                                                                     -----------
Diversified Financials - 4.9%
  American Express Co. ...................................... 23,000   1,198,875
  Citigroup, Inc. ........................................... 26,300   1,584,575

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Morgan Stanley, Dean Witter & Co. .........................  9,600 $   799,200
                                                                     -----------
                                                                       3,582,650
                                                                     -----------
Insurance - 1.4%
  American International Group, Inc. ........................  8,862   1,041,285
                                                                     -----------
HEALTH CARE - 17.3%
Biotechnology - 0.6%
  Millennium Pharmaceuticals, Inc. ..........................  3,900     436,313
                                                                     -----------
Health Care Equipment & Supplies - 1.8%
  Becton Dickinson & Co. .................................... 26,000     745,875
  Medtronic, Inc. ...........................................  9,600     478,200
  Stryker Corp. .............................................  2,500     109,375
                                                                     -----------
                                                                       1,333,450
                                                                     -----------
Pharmaceuticals - 14.9%
  Alpharma, Inc., Class A.................................... 17,900   1,114,275
  American Home Products Corp. .............................. 49,000   2,878,750
  ICN Pharmaceuticals, Inc. ................................. 30,000     834,375
  Lilly (Eli) & Co. ......................................... 12,500   1,248,437
  Pfizer, Inc. .............................................. 15,000     720,000
  Pharmacia Corp. ........................................... 27,777   1,435,724
  Schering-Plough Corp. ..................................... 52,500   2,651,250
                                                                     -----------
                                                                      10,882,811
                                                                     -----------
INDUSTRIALS - 6.6%
Commercial Services & Supplies - 2.0%
  Apollo Group, Inc. *....................................... 14,900     417,200
  Paychex, Inc. ............................................. 25,000   1,050,000
                                                                     -----------
                                                                       1,467,200
                                                                     -----------
Industrial Conglomerates - 3.9%
  General Electric Co. ...................................... 26,000   1,378,000
  Tyco International, Ltd. .................................. 31,200   1,478,100
                                                                     -----------
                                                                       2,856,100
                                                                     -----------
Marine - 0.7%
  Tidewater, Inc. ........................................... 15,000     540,000
                                                                     -----------
INFORMATION TECHNOLOGY - 43.3%
Communications Equipment - 7.5%
  Ancor Communications, Inc. ................................ 25,000     894,141
  Cisco Systems, Inc. *...................................... 34,400   2,186,550
  Copper Mountain Networks, Inc. ............................  7,000     616,875
  Nokia Corp., ADR........................................... 22,000   1,098,625

                        EVERGREEN VARIABLE ANNUITY FUND
                            Evergreen VA Omega Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Plantronics, Inc. .........................................    800 $    92,400
  RF Micro Devices, Inc.* ...................................  7,000     613,375
                                                                     -----------
                                                                       5,501,966
                                                                     -----------
Computers & Peripherals - 5.9%
  EMC Corp.* ................................................ 15,400   1,184,838
  Maxtor Corp.* ............................................. 62,500     660,156
  NVIDIA Corp. .............................................. 27,000   1,716,187
  Sun Microsystems, Inc.* ...................................  8,000     727,500
                                                                     -----------
                                                                       4,288,681
                                                                     -----------
Electronic Equipment & Instruments - 5.5%
  Cree Research, Inc.* ......................................  7,000     934,500
  JDS Uniphase Corp.* .......................................  8,500   1,018,938
  Sandisk Corp. ............................................. 17,800   1,089,137
  Sanmina Corp.* ............................................ 12,000   1,026,000
                                                                     -----------
                                                                       4,068,575
                                                                     -----------
Internet Software & Services - 1.7%
  America Online, Inc.* ..................................... 23,000   1,213,250
                                                                     -----------
Semiconductor Equipment & Products - 13.2%
  Broadcom Corp.* ...........................................  3,100     678,706
  Intel Corp. ............................................... 17,000   2,272,687
  Lam Research Corp.* ....................................... 16,200     607,500
  Microchip Technology, Inc. ................................ 16,650     970,123
  Micron Technology, Inc. ................................... 35,300   3,108,606
  National Semiconductor Corp.* ............................. 11,700     663,975
  Teradyne, Inc.* ...........................................  5,800     426,300
  Vitesse Semiconductor Corp.* .............................. 12,600     926,888
                                                                     -----------
                                                                       9,654,785
                                                                     -----------
Software - 9.5%
  Entrust Technologies, Inc. *............................... 16,000   1,324,000
  Mercury Interactive Corp. *................................  7,800     754,650
  Microsoft Corp. *.......................................... 20,200   1,616,000
  Oracle Systems Corp. *.....................................  9,000     756,562
  Rational Software Corp. *..................................  6,500     604,094
  Siebel Systems, Inc. *.....................................  5,500     899,594
  Veritas Software Corp. *...................................  9,175   1,036,918
                                                                     -----------
                                                                       6,991,818
                                                                     -----------
MATERIALS - 1.4%
Chemicals - 0.4%
  Sherwin Williams Co. ...................................... 15,000     317,813
                                                                     -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                           Shares      Value
COMMON STOCKS - continued
MATERIALS - continued
Containers & Packaging - 1.0%
  Sealed Air Corp.* .....................................    14,000 $   733,250
                                                                    -----------
    Total Common Stocks (cost $60,777,381)...............            71,102,734
                                                                    -----------
SHORT-TERM INVESTMENTS - 5.3%
MUTUAL FUND SHARES - 5.3%
  Evergreen Select Money Market Fund
   (cost $3,871,934)..................................... 3,871,934   3,871,934
                                                                    -----------
Total Investments - (cost $64,649,315) - 102.4%....................  74,974,668
Other Assets and Liabilities - (2.4%)..............................  (1,743,028)
                                                                    -----------
Net Assets - 100.0%................................................ $73,231,640
                                                                    -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                      Statement of Assets and Liabilities
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $64,649,315
 Net unrealized gains on securities...............................   10,325,353
--------------------------------------------------------------------------------
 Market value of securities.......................................   74,974,668
 Cash.............................................................       25,015
 Receivable for securities sold...................................      737,519
 Receivable for Fund shares sold..................................      461,615
 Dividends and interest receivable................................       16,737
 Deferred organization expense....................................        3,412
--------------------------------------------------------------------------------
     Total assets.................................................   76,218,966
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................    2,967,363
 Advisory fee payable.............................................        3,069
 Due to other related parties.....................................          590
 Accrued expenses and other liabilities...........................       16,304
--------------------------------------------------------------------------------
     Total liabilities............................................    2,987,326
--------------------------------------------------------------------------------
Net assets........................................................  $73,231,640
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $63,777,996
 Undistributed net investment income..............................       19,251
 Accumulated net realized losses on securities....................     (890,960)
 Net unrealized gains on securities...............................   10,325,353
--------------------------------------------------------------------------------
Total net assets..................................................  $73,231,640
--------------------------------------------------------------------------------
Shares outstanding................................................    3,271,534
--------------------------------------------------------------------------------
Net asset value per share.........................................  $     22.38
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Investment income
 Dividends.........................................................  $   73,924
 Interest..........................................................     108,802
--------------------------------------------------------------------------------
Total investment income............................................     182,726
--------------------------------------------------------------------------------
Expenses
 Advisory fee......................................................     124,649
 Administrative services fees......................................      23,850
 Transfer agent fee................................................         135
 Trustees' fees and expenses.......................................         464
 Printing and postage expenses.....................................       2,697
 Custodian fee.....................................................       4,830
 Professional fees.................................................       7,500
 Organization expenses.............................................       1,019
 Other.............................................................         278
--------------------------------------------------------------------------------
     Total expenses................................................     165,422
     Less: Expense reductions......................................      (2,200)
--------------------------------------------------------------------------------
     Net expenses..................................................     163,222
--------------------------------------------------------------------------------
 Net investment income.............................................      19,504
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Net realized losses on securities.................................    (816,489)
--------------------------------------------------------------------------------
 Net change in unrealized gains on securities......................   5,914,669
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities...................   5,098,180
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations..............  $5,117,684
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                      Statements of Changes in Net Assets

                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment income (loss)..............    $    19,504       $   (32,393)
 Net realized gains or losses on
  securities...............................       (816,489)        1,643,233
 Net change in unrealized gains on
  securities...............................      5,914,669         3,434,126
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations...............................      5,117,684         5,044,966
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains........................     (1,525,368)                0
-------------------------------------------------------------------------------
 Total distributions to shareholders.......     (1,525,368)                0
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................     44,129,573        15,509,072
 Payment for shares redeemed...............       (191,206)         (417,288)
 Net asset value of shares issued in
  reinvestment of distributions............      1,525,369                 0
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions...............     45,463,736        15,091,784
-------------------------------------------------------------------------------
  Total increase in net assets.............     49,056,052        20,136,750
Net assets
 Beginning of period.......................     24,175,588         4,038,838
-------------------------------------------------------------------------------
 End of period.............................    $73,231,640       $24,175,588
===============================================================================
Undistributed (overdistributed) net
 investment income.........................    $    19,251       $      (253)
===============================================================================

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Six Months Ended Year Ended December 31,
                                   June 30, 2000   ----------------------------
                                  (Unaudited) (a)  1999 (a)      1998 (a)(b)
Net asset value, beginning of
 period                               $ 19.60      $     14.01    $     12.50
                                      =======      ===========    ===========
Income from investment
 operations
Net investment income                    0.03             0.02           0.02
Net realized and unrealized
 gains on securities and foreign
 currency related transactions           0.13             5.58           1.49
                                      -------      -----------    -----------
Total from investment operations         0.16             5.60           1.51
                                      -------      -----------    -----------
Distributions to shareholders
 from net realized gains                (1.58)           (0.01)             0
                                      -------      -----------    -----------
Net asset value, end of period        $ 18.18      $     19.60    $     14.01
                                      =======      ===========    ===========
Total return*                            0.46%           39.99%         12.08%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $29,249      $    24,816    $    11,821
Ratios to average net assets
 Expenses**                              1.34%+           1.96%          1.60%+
 Net investment income                   0.35%+           0.13%          0.34%+
Portfolio turnover rate                    68%             113%            95%

(a) Effective February 1, 2000, shareholders of Mentor VIP Perpetual Interna-tional Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpetual In-ternational Portfolio contributed the majority of assets and shareholders to the Evergreen VA Perpetual International Fund, its accounting and per-formance history is carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)


                                             Country        Shares     Value
COMMON STOCKS - 91.6%
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.2%
  BBA Group Plc............................. United Kingdom   8,241 $    53,993
                                                                    -----------
Automobiles - 1.8%
  Honda Motor Co., Ltd. .................... Japan           15,000     510,344
  Mahindra & Mahindra, Ltd. GDR............. India            4,000      18,000
                                                                    -----------
                                                                        528,344
                                                                    -----------
Distributors - 0.9%
  Li & Fung................................. Hong Kong       17,000      85,049
  Synnex Technology International Corp.,
   GDR...................................... Taiwan           7,200     153,000
  Wolseley Plc.............................. United Kingdom   7,707      41,398
                                                                    -----------
                                                                        279,447
                                                                    -----------
Electronic Equipment & Instruments - 0.2%
  Tf1 Tv Francaise.......................... France           1,030      71,784
                                                                    -----------
Hotels, Restaurants & Leisure - 0.7%
  Cafe De Coral Holdings, Ltd. ............. Hong Kong       60,000      21,551
  Corp Interamericana Entretenimiento SA.... Mexico           8,000      31,282
  First Choice Holidays Plc................. United Kingdom   9,000      19,746
  Granada Group Plc......................... United Kingdom   8,000      79,891
  Hilton Group Plc.......................... United Kingdom  17,132      60,140
                                                                    -----------
                                                                        212,610
                                                                    -----------
Household Durables - 3.4%
  Fairview Holdings Plc..................... United Kingdom  18,400      40,370
  Koninklijke (Royal) Philips Electronics
   NV....................................... Netherlands     11,208     528,594
  Matsushita-Kotobuki Electronics Industries
   Ltd. .................................... Japan           19,000     424,391
  Taylor Woodrow............................ United Kingdom   9,000      20,835
  Wimpey (George)........................... United Kingdom  10,000      17,514
                                                                    -----------
                                                                      1,031,704
                                                                    -----------
Leisure Equipment & Products - 0.5%
  e-New Media Co., Ltd. .................... Hong Kong      150,000      19,627
  Infogrames Entertainment SA............... France           4,931     125,693
                                                                    -----------
                                                                        145,320
                                                                    -----------
Media - 2.3%
  ABS-CBN Broadcasting Corp. ............... Philippines     23,000      28,451
  Bec World................................. Thailand         4,000      24,301
  Daily Mail & General Trust, Class A....... United Kingdom   3,660      63,409
  Globo Cabo SA, ADR........................ Brazil             500       6,937
  Grupo Televisa SA, ADR.................... Mexico             900      62,044
  Gruppo Editoriale L'Espresso.............. Italy            1,251      14,810
  Rank Group................................ United Kingdom   7,450      17,247
  Reed Intl. ............................... United Kingdom   6,000      52,202

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                              Country        Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - continued
  Shaw Brothers (Hong Kong), Ltd. ........... Hong Kong      43,000 $    44,680
  Singapore Press Holdings, Ltd. ............ Singapore       2,000      31,268
  Trinity Mirror Plc......................... United Kingdom  6,300      56,528
  VNU NV..................................... Netherlands     5,595     288,978
                                                                    -----------
                                                                        690,855
                                                                    -----------
Metals & Mining - 0.4%
  Giordano International, Ltd. .............. Hong Kong      70,000     106,408
                                                                    -----------
Multi-line Retail - 0.4%
  Debenhams Retail Plc....................... United Kingdom 10,000      32,759
  Next Plc................................... United Kingdom  6,928      60,590
  Selfridges Plc............................. United Kingdom  9,000      39,219
                                                                    -----------
                                                                        132,568
                                                                    -----------
Specialty Retail - 0.4%
  D.F.S. Furniture Co. Plc................... United Kingdom  3,900      20,772
  Mfi Furniture Group........................ United Kingdom 26,250      25,321
  Signet Group Plc........................... United Kingdom 68,925      57,620
                                                                    -----------
                                                                        103,713
                                                                    -----------
Textiles & Apparel - 0.7%
  Gucci Group NV............................. Netherlands     2,150     202,284
                                                                    -----------
CONSUMER STAPLES - 6.5%
Beverages - 1.7%
  Al-Ahram Beverage Co. SA, GDR.............. Egypt          18,000     309,150
  Bass Plc................................... United Kingdom  9,677     108,792
  Coca-Cola Femsa SA, ADR.................... Mexico          2,580      48,698
  Diageo Plc................................. United Kingdom  5,400      48,452
                                                                    -----------
                                                                        515,092
                                                                    -----------
Distributors - 0.7%
  Buhrmann NV................................ Netherlands     7,620     217,881
                                                                    -----------
Food & Drug Retailing - 0.7%
  Boots Co. Plc.............................. United Kingdom  4,000      30,444
  Iceland Group Plc.......................... United Kingdom 16,355      68,982
  Safeway Plc................................ United Kingdom  8,000      31,109
  Tesco Plc.................................. United Kingdom 23,200      72,138
                                                                    -----------
                                                                        202,673
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                             Country       Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 0.2%
  Express Dairies Plc.................... United Kingdom     27,000 $    34,726
  Northern Foods Plc..................... United Kingdom      8,900      16,025
  Tate & Lyle Plc........................ United Kingdom      3,610      18,025
                                                                    -----------
                                                                         68,776
                                                                    -----------
Paper & Forest Products - 0.8%
  Sappi Ltd. ............................ United States      32,500     239,687
                                                                    -----------
Personal Products - 1.1%
  Body Shop International Plc............ United Kingdom     15,500      28,144
  L'Oreal................................ France                296     256,310
  Reckitt Benckiser Plc.................. United Kingdom      2,700      30,232
                                                                    -----------
                                                                        314,686
                                                                    -----------
Tobacco - 1.3%
  British America Tobacco Inds. Plc...... United Kingdom     12,175      81,241
  PT HM Sampoerna........................ Indonesia          22,000      31,922
  Tabacalera, Ser. A..................... Spain              17,056     262,000
                                                                    -----------
                                                                        375,163
                                                                    -----------
ENERGY - 2.3%
Energy Equipment & Services - 1.2%
  IHC Caland NV.......................... Netherlands         2,730     132,923
  Petroleum Geo-Services................. Norway             12,890     220,079
                                                                    -----------
                                                                        353,002
                                                                    -----------
Oil & Gas - 1.1%
  Enterprise Oil Plc..................... United Kingdom      6,960      58,026
  Petroleo Brasileiro SA, ADR
   ("Petrobras")......................... Brazil              1,640      49,547
  Shell Transportation & Trading Co.
   Plc................................... United Kingdom     29,250     244,084
                                                                    -----------
                                                                        351,657
                                                                    -----------
FINANCIALS - 18.2%
Banks - 5.3%
  Abbey Natl. Bank Plc................... United Kingdom      9,825     117,443
  Akbank Turk Anonim Sirket.............. Turkey         26,000,000     201,156
  Banco Popular Espanol SA............... Spain               8,310     257,047
  Bank of Scotland....................... United Kingdom     12,000     114,118
  Barclays Bank Plc...................... United Kingdom      3,449      85,743
  Dah Sing Financial Group............... Hong Kong          16,031      64,572
  Hypo Vereinsbank AG.................... Germany               610      39,403
  Lloyds TSB Group Plc................... United Kingdom     14,500     136,905
  Overseas Union Bank, Ltd. ............. Singapore          16,000      62,073
  Public Bank Bhd........................ Malaysia           50,000      50,000
  Royal Bank of Scotland Group Plc....... United Kingdom      4,840      80,997

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                             Country       Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Standard Chartered Bank................ United Kingdom      5,700 $    70,981
  Turkiye Garanti Bankasi SA............. Turkey         17,000,000     205,508
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco").......................... Brazil              1,400      40,250
  United Overseas Bank................... Singapore           8,448      55,276
                                                                    -----------
                                                                      1,581,472
                                                                    -----------
Diversified Financials - 9.8%
  Aeon Credit Service Co., Ltd. ......... Hong Kong         148,400      49,971
  Aiful Corp. ........................... Japan               3,450     317,996
  Cattles Plc............................ United Kingdom     12,000      44,485
  Dexia Ex Dexia Bel..................... Belgium               841     128,464
  Fortis (B)............................. Belgium             4,383     127,542
  Fortis (NL) NV......................... Netherlands         3,480     101,299
  HSBC Holdings Plc...................... Hong Kong           6,375      72,987
  Hutchison Whampoa, Ltd. ............... Hong Kong          14,000     175,999
  ING Groep NV........................... Netherlands         3,973     268,546
  Irish Life & Permanent Plc............. Ireland            13,210     111,797
  Kokusai Securities Co., Ltd. .......... Japan              14,000     193,827
  Lonrho Plc............................. United Kingdom      6,000      66,546
  Orix Corp. ............................ Japan               2,800     412,987
  Public Finance Bhd..................... Malaysia           32,000      33,853
  Sulzer AG.............................. Switzerland           105      69,837
  Taiwan Opportunities Fund.............. Taiwan              2,000      29,500
  Tele Atlas NV.......................... Netherlands         7,450     108,822
  Veba AG................................ Germany             4,235     204,179
  Vivendi SA............................. France              4,673     412,449
                                                                    -----------
                                                                      2,931,086
                                                                    -----------
Insurance - 2.0%
  Aegon NV............................... Netherlands         5,671     201,784
  Britannic Assurance Plc................ United Kingdom      2,550      38,102
  Legal & General Group Plc.............. United Kingdom      5,000      11,689
  Munchener Ruckvers..................... Germany               980     307,814
  Prudential Corp. Plc................... United Kingdom      3,510      51,410
                                                                    -----------
                                                                        610,799
                                                                    -----------
Real Estate - 1.1%
  Amoy Properties, Ltd. ................. Hong Kong          50,000      33,353
  Burford Holdings Plc................... United Kingdom     27,000      39,730
  Chelsfield Plc......................... United Kingdom      4,000      19,489
  Cheung Kong Holdings, Ltd. ............ Hong Kong          17,000     186,999
  Land Securities Plc.................... United Kingdom      4,100      49,009
                                                                    -----------
                                                                        328,580
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                  Country     Shares    Value
COMMON STOCKS - continued
HEALTH CARE - 3.3%
Biotechnology - 0.4%
  Cambridge Antibody Technology Group, Plc.... United Kingdom    600 $    26,873
  Celltech Group Plc, Class F................. United Kingdom  4,300      83,281
                                                                     -----------
                                                                         110,154
                                                                     -----------
Health Care Equipment & Supplies - 0.3%
  Nycomed Amersham Plc........................ United Kingdom 10,200     101,244
                                                                     -----------
Machinery - 0.3%
  Coflexip SA................................. France            775      93,966
                                                                     -----------
Pharmaceuticals - 2.3%
  British Biotech............................. United Kingdom 50,000      15,131
  Elan Corp. Plc, ADR......................... Ireland         7,007     339,401
  Sankyo Co. ................................. Japan          11,000     248,292
  Scotia Holdings Plc......................... United Kingdom  6,960      13,533
  Zeneca Group................................ United Kingdom  1,500      70,019
                                                                     -----------
                                                                         686,376
                                                                     -----------
INDUSTRIALS - 13.1%
Aerospace & Defense - 0.7%
  British Aerospace Plc....................... United Kingdom  9,500      59,223
  Meggitt Plc................................. United Kingdom 14,122      37,821
  Rolls-Royce Plc............................. United Kingdom 20,820      73,874
  Singapore Tech Eng.......................... Singapore      20,000      29,415
                                                                     -----------
                                                                         200,333
                                                                     -----------
Air Freight & Couriers - 1.0%
  TNT Post Group NV........................... Netherlands    11,290     304,494
                                                                     -----------
Airlines - 0.5%
  British Airways Plc......................... United Kingdom  8,400      48,298
  Lufthansa AG................................ Germany         3,796      87,738
                                                                     -----------
                                                                         136,036
                                                                     -----------
Automobiles - 0.2%
  Brilliance China Automotive................. United States   4,000      69,500
                                                                     -----------
Building Products - 0.5%
  Geberit International AG.................... Switzerland       481     160,697
                                                                     -----------
Commercial Services & Supplies - 5.5%
  Amadeus Global Travel....................... Spain          12,835     146,430
  Atos SA..................................... France          1,232     115,267
  Canon, Inc. ................................ Japan           9,000     447,858
  Cap Gemini NV............................... France            864     152,187
  ITG Group Plc............................... Ireland        10,055     105,307
  Ricoh Co., Ltd. ............................ Japan           7,000     148,108

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                  Country     Shares   Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
  Securicor Plc............................... United Kingdom 20,115 $   41,545
  Telegate SA................................. Germany         1,270    130,947
  Toppan Printing Co., Ltd. .................. Japan          33,000    348,956
                                                                     ----------
                                                                      1,636,605
                                                                     ----------
Construction & Engineering - 0.0%
  Mitsui Engineering & Shipbuilding........... Japan           3,000      2,856
                                                                     ----------
Electrical Equipment - 0.7%
  Elexis AG................................... Germany        10,700     69,464
  Entrelec Groupe SA.......................... France          2,570    131,880
                                                                     ----------
                                                                        201,344
                                                                     ----------
Household Products - 0.1%
  Grupo Carso SA de CV, ADR................... Mexico          3,500     24,535
                                                                     ----------
Industrial Conglomerates - 1.6%
  Johnson Electric Holdings, Ltd. ............ Hong Kong       7,000     66,449
  NatSteel Electronics, Ltd. ................. Singapore       7,000     21,482
  Siemens AG.................................. Germany         1,870    282,076
  Smiths Industries Plc....................... United Kingdom  2,728     35,499
  Swire Pacific Ltd. ......................... Hong Kong      15,000     87,935
                                                                     ----------
                                                                        493,441
                                                                     ----------
Machinery - 1.3%
  Bodycote Intl. ............................. United Kingdom 17,000     55,947
  Fuji Machine Manufacturing Co., Ltd. ....... Japan           2,300    120,739
  Konecranes Intl. ........................... Finland         5,250    175,426
  Larsen & Toubro, Ltd., GDR.................. India           1,100     11,935
  TI Group Plc................................ United Kingdom  5,240     28,543
                                                                     ----------
                                                                        392,590
                                                                     ----------
Marine - 0.3%
  Associated British Ports Holdings Plc....... United Kingdom  9,005     44,351
  Smith (H.W.) Group Plc...................... United Kingdom  6,260     37,888
                                                                     ----------
                                                                         82,239
                                                                     ----------
Road & Rail - 0.2%
  Railtrack Group Plc......................... United Kingdom  4,000     62,128
                                                                     ----------
Transportation Infrastructure - 0.5%
  Autopistas Cesa............................. Spain          13,300      5,714
  Autopistas del Mare Nostrum SA.............. Spain           1,551     20,730
  Autopistas, Concesionaria Espanola SA....... Spain          13,300    115,674
  Stagecoach Holdings Plc..................... United Kingdom  7,000      7,732
                                                                     ----------
                                                                        149,850
                                                                     ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                Country     Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 19.5%
Communications Equipment - 6.8%
  Datacraft Asia, Ltd. ..................... Singapore        4,160 $    36,608
  Enea Date Ab.............................. Sweden           1,800      12,245
  Enea Date Ab.............................. Sweden          18,200     123,809
  Ericsson LM Telephone..................... Sweden          52,149   1,031,746
  Nokia Oyj................................. Finland         16,068     819,930
                                                                    -----------
                                                                      2,024,338
                                                                    -----------
Computers & Peripherals - 2.5%
  Compal Electronic, GDR.................... Taiwan          10,351     126,800
  Computer & Technologies Holdings, Ltd. ... Hong Kong       30,000      30,595
  Hon Hai Precision Industry Co., Ltd.,
   GDR...................................... Taiwan           1,000      25,000
  NEC Corp. ................................ Japan           16,000     502,144
  Ritek Corp., GDR.......................... Taiwan           2,393      19,020
  Systex Corp. ............................. United States    3,000      31,950
                                                                    -----------
                                                                        735,509
                                                                    -----------
Electronic Equipment & Instruments - 6.6%
  Cookson Group Plc......................... United Kingdom  42,000     140,128
  ELMOS Semiconductor AG.................... Germany          5,067     256,386
  Epcos AG.................................. Germany          1,743     173,876
  Hirose Elec. ............................. Japan              200      31,120
  Hitachi, Ltd. ............................ Japan           30,000     432,590
  Kyocera Corp. ............................ Japan            2,500     423,873
  Stonesoft Oyj............................. Finland          6,020      95,405
  TDK Corp. ................................ Japan            3,000     430,894
                                                                    -----------
                                                                      1,984,272
                                                                    -----------
Internet Software & Services - 0.3%
  Himalaya.................................. France           3,600      99,671
                                                                    -----------
Semiconductor Equipment & Products - 3.1%
  Be Semiconductor I........................ Netherlands      6,000      93,656
  Mirae Corp., ADR.......................... Korea            3,000      23,250
  Rohm Co., Ltd. ........................... Japan            1,800     525,894
  Samsung Electronics, Ltd., GDR, 144A...... Korea              180      35,190
  Samsung Electronics, Ltd., GDR, 144A non-
   voting shares............................ Korea            1,125     102,797
  Winbond Electronics Corp., GDR............ Taiwan           5,550     159,563
                                                                    -----------
                                                                        940,350
                                                                    -----------
Software - 0.2%
  Singapore Computer........................ Singapore       30,000      64,968
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                               Country      Shares     Value
COMMON STOCKS - continued
MATERIALS - 5.2%
Chemicals - 1.7%
  Asahi Chemical Industry Co., Ltd. ....... Japan            12,000 $    84,822
  Imperial Chemical Inds. Plc.............. United Kingdom   10,000      79,362
  Shin Etsu Chemical Co., Ltd. ............ Japan             7,000     354,931
                                                                    -----------
                                                                        519,115
                                                                    -----------
Construction Materials - 1.4%
  CRH Plc. ................................ Ireland          11,891     214,559
  Imerys SA................................ France            1,660     192,712
                                                                    -----------
                                                                        407,271
                                                                    -----------
Containers & Packaging - 0.9%
  Ifco Sys. ............................... Netherlands       5,060     134,779
  Pechiney SA.............................. France            3,013     125,704
                                                                    -----------
                                                                        260,483
                                                                    -----------
Metals & Mining - 0.9%
  Corus Group.............................. United Kingdom   40,000      58,405
  Johnson Matthey Plc...................... United Kingdom    2,000      28,144
  Pohang Iron & Steel, Ltd., ADR........... Korea             3,700      88,800
  Rio Tinto Plc............................ United Kingdom    5,625      91,921
                                                                    -----------
                                                                        267,270
                                                                    -----------
Paper & Forest Products - 0.3%
  Empresa Nacional de Celulosas SA......... Spain             5,720      93,381
                                                                    -----------
TELECOMMUNICATION SERVICES - 8.3%
Diversified Telecommunication Services -
  6.1%
  Asia Satellite Telecommunications
   Holdings, Ltd. ......................... Hong Kong        24,000      82,048
  British Telecommunications Plc........... United Kingdom    5,500      71,070
  Cable & Wireless Plc..................... United Kingdom    7,500     126,987
  Global TeleSystems Group, Inc. .......... Germany           5,760      69,480
  Indosat, ADR............................. Indonesia        30,000      35,304
  Kingston Communication (Hull) Plc........ United Kingdom    1,480      14,556
  Korea Telecom Corp. ..................... Korea             1,000      48,375
  Mahanagar Telep Ni, GDR.................. India             2,000      20,000
  Nexus Telecommunication.................. Israel          100,000     256,250
  Nippon Telegraph & Telephone Corp. ...... Japan                32     425,239
  Tele Norte Leste Participacoes SA, ADR... Brazil            2,683      63,386
  Telecel-Comunicacoes Pessoais, SA........ Portugal         11,765     178,590
  Telefonica SA............................ Spain            15,765     338,644
  Telefonos de Mexico SA, ADR ("Telmex")... Mexico            1,640      93,685
                                                                    -----------
                                                                      1,823,614
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                 Country     Shares     Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 2.2%
  China Telecom (Hong Kong), Ltd. ........... Hong Kong       17,000 $   149,926
  Grupo Iusacell SA de CV New................ United States    3,900      60,937
  Smartone Telecom........................... Bermuda         10,055      22,250
  Tele Celular Sul Participacoes............. United States      600      27,150
  Telemig Celular Participacoes SA, ADR...... Brazil             200      14,300
  Telesp Celular Participacoes SA............ Brazil             500      22,438
  Vodafone Airtouch Plc...................... United Kingdom  89,163     360,216
                                                                     -----------
                                                                         657,217
                                                                     -----------
UTILITIES - 3.3%
Electric Utilities - 2.3%
  Companhia Brasileira de Distr, ADR......... Brazil           1,200      38,550
  Endesa SA.................................. Spain            9,160     177,437
  National Power Plc......................... United Kingdom   8,000      50,961
  Powergen Plc............................... United Kingdom   3,500      29,922
  Scot & Southern Energy Plc................. United Kingdom   5,500      50,432
  The Tokyo Elec. Pwr. Co., Inc. ............ Japan           13,000     316,715
  United Utilities Plc....................... United Kingdom   2,976      29,449
                                                                     -----------
                                                                         693,466
                                                                     -----------
Gas Utilities - 1.0%
  BG Group Plc............................... United Kingdom   8,888      57,425
  Gas Natural Sdg............................ Spain           14,000     251,277
                                                                     -----------
                                                                         308,702
                                                                     -----------
    Total Common Stocks (cost $25,060,560)...                         27,437,599
                                                                     -----------
PREFERRED STOCKS - 0.6%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
  Porsche AG (cost $146,158)................. Germany             70     190,463
                                                                     -----------

                                                           Principal
                                                            Amount
SHORT-TERM INVESTMENTS - 3.4%
REPURCHASE AGREEMENTS - 3.4%
  State Street Bank & Trust Co. 6.30%, dated
   06/30/2000, maturing, 07/03/2000,
   maturity value
   $1,005,150 (cost $1,004,630) (4)......... United States 1,004,630   1,004,630
                                                                     -----------
Total Investments - (cost $26,211,348) - 95.6%......................  28,632,692
Other Assets and Liabilities - 4.4%.................................   1,316,703
                                                                     -----------
Net Assets - 100.0%................................................. $29,949,395
                                                                     -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $25,206,718
 Repurchase agreements, at amortized cost..........................    1,004,630
--------------------------------------------------------------------------------
 Total identified cost of investments..............................   26,211,348
 Net unrealized gains on securities................................    2,421,344
--------------------------------------------------------------------------------
 Market value of securities........................................   28,632,692
 Cash..............................................................       26,382
 Foreign currency, at value (cost $62,887).........................       62,129
 Receivable for securities sold....................................      470,056
 Dividends and interest receivable.................................       51,565
 Unrealized gains on forward foreign currency exchange contracts...       75,306
 Deferred organization expenses....................................        6,135
--------------------------------------------------------------------------------
  Total assets.....................................................   29,324,265
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................       51,625
 Advisory fee payable..............................................        2,373
 Due to other related parties......................................          237
 Accrued expenses and other liabilities............................       20,635
--------------------------------------------------------------------------------
  Total liabilities................................................       74,870
--------------------------------------------------------------------------------
Net assets.........................................................  $29,249,395
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $24,311,160
 Undistributed net investment income...............................       47,167
 Accumulated net realized gains on securities and foreign currency
  related transactions.............................................    2,395,741
 Net unrealized gains on securities and foreign currency related
  transactions.....................................................    2,495,327
--------------------------------------------------------------------------------
Total net assets...................................................  $29,249,395
--------------------------------------------------------------------------------
Shares outstanding.................................................    1,608,875
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     18.18
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $30,483)..........  $   197,561
 Interest.........................................................       32,938
-------------------------------------------------------------------------------
Total investment income...........................................      230,499
-------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      138,313
 Administrative services fees.....................................       13,831
 Transfer agent fee...............................................          128
 Trustees' fees and expenses......................................          280
 Printing and postage expenses....................................        6,752
 Custodian fee....................................................       17,624
 Professional fees................................................        6,799
 Organization expenses............................................        1,162
 Other............................................................          436
-------------------------------------------------------------------------------
 Total expenses...................................................      185,325
 Less: Expense reductions.........................................       (1,993)
-------------------------------------------------------------------------------
 Net expenses.....................................................      183,332
-------------------------------------------------------------------------------
 Net investment income............................................       47,167
-------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains or losses on:
 Securities.......................................................    2,540,625
 Foreign currency related transactions............................      (74,661)
-------------------------------------------------------------------------------
 Net realized gains on securities and foreign currency related
  transactions....................................................    2,465,964
-------------------------------------------------------------------------------
 Net change in unrealized losses on securities and foreign
  currency related transactions...................................   (2,430,629)
-------------------------------------------------------------------------------
 Net realized and unrealized gains on securities and foreign
  currency related transactions...................................       35,335
-------------------------------------------------------------------------------
 Net increase in net assets resulting from operations.............  $    82,502
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                      Statements of Changes in Net Assets

                                                  Six Months
                                                     Ended
                                                 June 30, 2000    Year Ended
                                                  (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------
Operations
 Net investment income.........................   $    47,167     $    22,312
 Net realized gains on securities and foreign
  currency related transactions................     2,465,964       2,172,701
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.................................    (2,430,629)      4,273,273
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations...................................        82,502       6,468,286
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains............................    (2,238,337)        (11,368)
--------------------------------------------------------------------------------
 Total distributions to shareholders...........    (2,238,337)        (11,368)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.....................     4,771,400       7,703,706
 Payment for shares redeemed...................      (420,394)     (1,177,344)
 Net asset value of shares issued in
  reinvestment of distributions................     2,238,334          11,368
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions...................     6,589,340       6,537,730
--------------------------------------------------------------------------------
  Total increase in net assets.................     4,433,505      12,994,648
Net assets
 Beginning of period...........................    24,815,890      11,821,242
--------------------------------------------------------------------------------
 End of period.................................   $29,249,395     $24,815,890
================================================================================
Undistributed net investment income............   $    47,167     $         0
================================================================================

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                  Six Months Ended Year Ended December 31,
                                   June 30, 2000   ---------------------------
                                    (Unaudited)      1999        1998 (a) #
Net asset value, beginning of
 period                                $10.14           $ 9.58         $10.00
                                       ------           ------         ------
Income from investment
 operations
Net investment income                    0.06             0.13           0.15
Net realized and unrealized
 gains or losses on securities           0.59             1.02          (0.45)
                                       ------           ------         ------
Total from investment operations         0.65             1.15          (0.30)
                                       ------           ------         ------
Distributions to shareholders
 from
Net investment income                       0            (0.13)         (0.11)
Net realized gains                          0            (0.46)         (0.01)
                                       ------           ------         ------
Total distributions                         0            (0.59)         (0.12)
                                       ------           ------         ------
Net asset value, end of period         $10.79           $10.14         $ 9.58
                                       ------           ------         ------
Total return*                            6.41%           12.07%         (2.86%)
Ratios and supplemental data
Net assets, end of period
 (thousands)                           $7,231      $     4,958    $     2,282
Ratios to average net assets
 Expenses**                              1.03%+           1.01%          1.02%+
 Net investment income                   1.31%+           1.69%          2.49%+
Portfolio turnover rate                    65%              65%            16%

(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - 84.6%
CONSUMER DISCRETIONARY - 9.7%
Auto Components - 0.5%
  Arvin Industries, Inc. .....................................  2,000 $   34,750
                                                                      ----------
Household Durables - 3.1%
  Ethan Allen Interiors, Inc. ................................  1,200     28,800
  Fossil, Inc.* ..............................................  4,100     79,694
  Furniture Brands International, Inc.* ......................  2,400     36,300
  Industrie Natuzzi SpA, ADR .................................  6,500     77,187
                                                                      ----------
                                                                         221,981
                                                                      ----------
Media - 0.8%
  Advanced Marketing Services, Inc. ..........................  3,000     55,313
                                                                      ----------
Multi-line Retail - 0.6%
  Reebok International, Ltd.* ................................  2,500     39,844
                                                                      ----------
Specialty Retail - 3.1%
  Linens 'n Things, Inc.* ....................................  2,500     67,812
  Pier 1 Imports, Inc. ....................................... 10,900    106,275
  Ross Stores, Inc. ..........................................  3,100     52,894
                                                                      ----------
                                                                         226,981
                                                                      ----------
Textiles & Apparel - 1.6%
  Guess?, Inc.* ..............................................  4,100     57,400
  Russell Corp. ..............................................  1,600     32,000
  Wolverine World Wide, Inc. .................................  3,000     29,625
                                                                      ----------
                                                                         119,025
                                                                      ----------
CONSUMER STAPLES - 4.0%
Food & Drug Retailing - 1.0%
  Whole Foods Market, Inc.* ..................................  1,800     74,363
                                                                      ----------
Food Products - 3.0%
  Michael Foods, Inc. ........................................  2,500     61,250
  Monterey Pasta Co.* ........................................ 20,000     83,750
  Smithfield Foods, Inc.* ....................................  2,500     70,156
                                                                      ----------
                                                                         215,156
                                                                      ----------
ENERGY - 7.4%
Energy Equipment & Services - 3.8%
  Cal Dive International, Inc.* ..............................    700     37,931
  Hanover Compressor Co.* ....................................  2,400     91,200
  Pride International, Inc.* .................................  4,700    116,325
  UTI Energy Corp.* ..........................................    800     32,100
                                                                      ----------
                                                                         277,556
                                                                      ----------

                       EVERGREEN  VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 3.6%
  Cabot Oil & Gas Corp., Class A ............................. 2,300  $   48,731
  Newfield Exploration Co.* .................................. 1,500      58,687
  Pennzoil-Quaker State Co. .................................. 3,800      45,838
  Pogo Producing Co. .........................................   900      19,913
  Santa Fe Snyder Corp.* ..................................... 4,000      45,500
  Stone Energy Corp.* ........................................   700      41,825
                                                                      ----------
                                                                         260,494
                                                                      ----------
FINANCIALS - 12.7%
Banks - 9.5%
  Anchor Bancorp Wisconsin, Inc. ............................. 1,700      26,031
  Astoria Financial Corp. .................................... 1,700      43,775
  Banknorth Group, Inc. ...................................... 5,400      82,687
  Britton & Koontz Capital Corp. ............................. 1,800      19,800
  Centura Banks, Inc. ........................................ 1,400      47,513
  City National Corp. ........................................ 1,360      47,260
  Columbia Banking Systems, Inc.* ............................ 2,310      28,298
  Commercial Bankshares, Inc. ................................ 1,874      33,264
  Cullen/Frost Bankers, Inc. ................................. 2,500      65,781
  Granite State Bankshares, Inc. ............................. 1,600      24,200
  Harbor Florida Bancshares, Inc. ............................ 2,000      20,875
  Independent Bank Corp. ..................................... 2,000      22,625
  Independent Bankshares, Inc. ............................... 2,000      37,875
  Interchange Financial Services Corp. ....................... 1,400      18,375
  Mid-State Bancshares ....................................... 2,400      65,400
  Washington Trust Bancorp, Inc. ............................. 1,200      17,700
  Webster Financial Corp. ....................................   530      11,759
  West Coast Bancorp, Inc. ................................... 3,650      36,500
  Wilmington Trust Corp. .....................................   900      38,475
                                                                      ----------
                                                                         688,193
                                                                      ----------
Diversified Financials - 0.8%
  McGrath Rentcorp ........................................... 2,500      42,500
  Ulticom, Inc.* .............................................   700      16,811
                                                                      ----------
                                                                          59,311
                                                                      ----------
Real Estate - 2.4%
  AMB Property Corp. REIT .................................... 2,300      52,468
  Liberty Property Trust REIT ................................ 1,300      33,719
  Prentiss Properties Trust REIT ............................. 1,400      33,600
  SL Green Realty Corp. REIT ................................. 1,900      50,825
                                                                      ----------
                                                                         170,612
                                                                      ----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
HEALTH CARE - 15.7%
Biotechnology - 0.2%
  Charles River Laboratories International, Inc.* ............   500  $   11,094
                                                                      ----------
Health Care Equipment & Supplies - 6.2%
  Alza Corp.* ................................................ 2,300     135,987
  Beckman Coulter, Inc. ...................................... 1,000      58,375
  CONMED Corp.* .............................................. 2,800      72,450
  DENTSPLY International, Inc. ............................... 2,200      67,788
  KV Pharmaceutical Co.* .....................................   500      13,594
  KV Pharmaceutical Co., Class A* ............................   600      15,900
  Sybron International Corp.* ................................ 4,200      83,212
                                                                      ----------
                                                                         447,306
                                                                      ----------
Health Care Providers & Services - 2.8%
  AmeriSource Health Corp., Class A* ......................... 6,534     202,554
                                                                      ----------
Pharmaceuticals - 6.5%
  Alpharma, Inc., Class A..................................... 1,252      77,937
  Barr Laboratories, Inc.* ................................... 1,500      67,219
  Jones Pharma, Inc. .........................................   800      31,950
  Medicis Pharmaceutical Corp., Class A* ..................... 2,000     114,000
  Shire Pharmaceuticals Group Plc, ADR* ...................... 1,100      57,062
  Warner Chilcott Laboratories Plc, ADR....................... 2,700      60,075
  Watson Pharmaceuticals, Inc.* .............................. 1,200      64,500
                                                                      ----------
                                                                         472,743
                                                                      ----------
INDUSTRIALS - 8.7%
Building Products - 1.1%
  American Woodmark Corp. ....................................   800      16,400
  LSI Industries, Inc. ....................................... 4,000      60,750
                                                                      ----------
                                                                          77,150
                                                                      ----------
Commercial Services & Supplies - 4.4%
  Affiliated Computer Services, Inc., Class A* ............... 2,000      66,125
  American Management Systems, Inc.* ......................... 2,500      82,070
  Bowne & Co., Inc. .......................................... 3,500      35,219
  CSG Systems International, Inc.* ........................... 1,900     106,519
  Interim Services, Inc.* .................................... 1,600      28,400
                                                                      ----------
                                                                         318,333
                                                                      ----------
Electrical Equipment - 0.4%
  Baldor Electric Co. ........................................ 1,600      29,800
                                                                      ----------
Machinery - 2.8%
  Applied Power, Inc., Class A................................ 1,700      56,950
  Badger Meter, Inc. ......................................... 1,200      30,300
  Idex Corp. ................................................. 1,000      31,562

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                               Shares   Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - continued
  Manitowoc Co., Inc. ........................................ 1,300  $   34,775
  Roper Industries, Inc. ..................................... 2,000      51,250
                                                                      ----------
                                                                         204,837
                                                                      ----------
INFORMATION TECHNOLOGY - 17.3%
Communications Equipment - 2.1%
  Apex, Inc.* ................................................ 1,000      43,750
  Communications Systems, Inc. ............................... 2,100      32,025
  Scientific Atlanta, Inc. ................................... 1,000      74,500
                                                                      ----------
                                                                         150,275
                                                                      ----------
Computers & Peripherals - 2.6%
  Cybex Computer Products Corp.* ............................. 1,300      55,900
  Radisys Corp.* .............................................   700      39,725
  Zebra Technologies Corp., Class A* ......................... 2,100      93,056
                                                                      ----------
                                                                         188,681
                                                                      ----------
Electronic Equipment & Instruments - 3.3%
  Burr-Brown Corp.* .......................................... 1,400     121,363
  Sanmina Corp.* ............................................. 1,400     119,700
                                                                      ----------
                                                                         241,063
                                                                      ----------
Semiconductor Equipment & Products - 3.3%
  Advanced Energy Industries, Inc.* ..........................   900      53,044
  Helix Technology Corp. ..................................... 2,300      89,700
  Kulicke & Soffa Industries, Inc.* ..........................   400      23,750
  Lattice Semiconductor Corp.* ............................... 1,100      76,037
                                                                      ----------
                                                                         242,531
                                                                      ----------
Software - 6.0%
  Answerthink Consulting Group* .............................. 2,900      48,212
  FileNet Corp.* ............................................. 1,700      31,238
  Hyperion Solutions Corp.* .................................. 2,000      64,875
  National Instruments Corp.* ................................ 1,100      47,988
  Network Associates, Inc.* .................................. 3,500      71,312
  Progress Software Corp.* ................................... 4,700      84,306
  Remedy Corp.* .............................................. 1,500      83,625
                                                                      ----------
                                                                         431,556
                                                                      ----------
MATERIALS - 4.6%
Chemicals - 3.0%
  Cambrex Corp. .............................................. 1,600      72,000
  Crompton Corp. ............................................. 4,100      50,225

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                         Shares     Value
COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
  Donaldson, Inc. ....................................      2,700 $   53,325
  Olin Corp. .........................................      2,600     42,900
                                                                  ----------
                                                                     218,450
                                                                  ----------
Containers & Packaging - 0.9%
  AptarGroup, Inc. ...................................      2,400     64,800
                                                                  ----------
Electronic Equipment & Instruments - 0.7%
  Manufacturers Services, Ltd.* ......................      2,300     47,294
                                                                  ----------
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
  Hickory Tech Corp. .................................      2,200     26,813
                                                                  ----------
UTILITIES - 4.1%
Electric Utilities - 1.3%
  Cleco Corp. ........................................      1,000     33,500
  UtiliCorp United, Inc. .............................      3,100     61,612
                                                                  ----------
                                                                      95,112
                                                                  ----------
Gas Utilities - 2.8%
  Chesapeake Utilities Corp. .........................      2,400     42,600
  Eastern Enterprises ................................      1,000     63,000
  MDU Resources Group, Inc. ..........................      4,400     95,150
                                                                  ----------
                                                                     200,750
                                                                  ----------
    Total Common Stocks (cost $5,645,646).............             6,114,721
                                                                  ----------
                                                       Principal
                                                         Amount
CONVERTIBLE DEBENTURES - 1.2%
HEALTH CARE - 1.2%
Pharmaceuticals - 1.2%
  Alpharma, Inc., 144A, 5.75%, 04/01/2005 (cost
   $39,858)........................................... $   40,000     87,550
                                                                  ----------
                                                         Shares
SHORT-TERM INVESTMENTS - 17.2%
MUTUAL FUND SHARES - 17.2%
  Evergreen Select Money Market Fund
   (cost $1,244,961)..................................  1,244,961  1,244,961
                                                                  ----------
Total Investments - (cost $6,930,465) - 103.0%...................  7,447,232
Other Assets and Liabilities - (3.0%)............................   (216,513)
                                                                  ----------
Net Assets - 100.0%.............................................. $7,230,719
                                                                  ----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities......................................  $6,930,465
 Net unrealized gains on securities.................................     516,767
--------------------------------------------------------------------------------
 Market value of securities.........................................   7,447,232
 Cash...............................................................      37,636
 Receivable for securities sold.....................................      19,273
 Dividends and interest receivable..................................      18,612
--------------------------------------------------------------------------------
   Total assets.....................................................   7,522,753
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased...................................     267,222
 Advisory fee payable...............................................       3,517
 Due to other related parties.......................................          60
 Accrued expenses and other liabilities.............................      21,235
--------------------------------------------------------------------------------
   Total liabilities................................................     292,034
--------------------------------------------------------------------------------
Net assets..........................................................  $7,230,719
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital....................................................  $6,628,215
 Undistributed net investment income................................      38,709
 Accumulated net realized gains on securities.......................      47,028
 Net unrealized gains on securities.................................     516,767
--------------------------------------------------------------------------------
Total net assets....................................................  $7,230,719
--------------------------------------------------------------------------------
Shares outstanding..................................................     669,939
--------------------------------------------------------------------------------
Net asset value per share...........................................  $    10.79
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $1,439)..............  $ 34,547
 Interest............................................................    33,628
-------------------------------------------------------------------------------
Total investment income..............................................    68,175
-------------------------------------------------------------------------------
Expenses
 Advisory fee........................................................    25,657
 Administrative services fees........................................     2,926
 Transfer agent fee..................................................        54
 Trustees' fees and expenses.........................................        56
 Printing and postage expenses.......................................     1,920
 Custodian fee.......................................................     1,425
 Professional fees...................................................     5,058
 Other...............................................................       590
-------------------------------------------------------------------------------
   Total expenses....................................................    37,686
   Less: Expense reductions..........................................      (688)
         Fee waivers.................................................    (7,532)
-------------------------------------------------------------------------------
   Net expenses......................................................    29,466
-------------------------------------------------------------------------------
 Net investment income...............................................    38,709
-------------------------------------------------------------------------------
Net realized and unrealized gains on securities
 Net realized gains on securities....................................   157,110
-------------------------------------------------------------------------------
 Net change in unrealized gains on securities........................   221,809
-------------------------------------------------------------------------------
 Net realized and unrealized gains on securities.....................   378,919
-------------------------------------------------------------------------------
 Net increase in net assets resulting from operations................  $417,628
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                      Statements of Changes in Net Assets

                                             Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
-------------------------------------------------------------------------------
Operations
 Net investment income.....................     $   38,709       $    61,088
 Net realized gains on securities..........        157,110           112,099
 Net change in unrealized gains on
  securities...............................        221,809           273,682
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations...............................        417,628           446,869
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.....................              0           (61,654)
 Net realized gains........................              0          (200,093)
-------------------------------------------------------------------------------
 Total distributions to shareholders.......              0          (261,747)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.................      1,967,679         3,503,809
 Payment for shares redeemed...............       (112,840)       (1,274,153)
 Net asset value of shares issued in
  reinvestment of distributions............              0           261,747
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions...............      1,854,839         2,491,403
-------------------------------------------------------------------------------
  Total increase in net assets.............      2,272,467         2,676,525
Net assets
 Beginning of period.......................      4,958,252         2,281,727
-------------------------------------------------------------------------------
 End of period.............................     $7,230,719       $ 4,958,252
-------------------------------------------------------------------------------
Undistributed net investment income........     $   38,709       $         0
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                        Six Months Ended
                                         June 30, 2000       Period Ended
                                          (Unaudited)    December 31, 1999 (a)
Net asset value, beginning of period        $ 11.84             $10.00
                                            -------             ------
Income from investment operations
Net investment income                             0                  0
Net realized and unrealized gains or
 losses on securities                          0.55               1.88
                                            -------             ------
Total from investment operations               0.55               1.88
                                            -------             ------
Distributions to shareholders from net
 realized gains                               (0.31)             (0.04)
                                            -------             ------
Net asset value, end of period              $ 12.08             $11.84
                                            -------             ------
Total return*                                  4.27%             18.87%
Ratios and supplemental data
Net assets, end of period (thousands)       $14,393             $3,059
Ratios to average net assets
 Expenses**                                    1.02%+             1.03%+
 Net investment income (loss)                 (0.10%)+           (0.07%)+
Portfolio turnover rate                         262%               104%

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                             Shares    Value

COMMON STOCKS - 98.6%
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 1.2%
  Superior Industries International, Inc. ..................  4,982 $   128,286
  Tenneco Automotive, Inc. .................................  9,459      49,660
                                                                    -----------
                                                                        177,946
                                                                    -----------
Distributors - 1.2%
  Kent Electronics Corp. ...................................  1,948      58,075
  SCP Pool Corp. ...........................................  4,777     112,247
                                                                    -----------
                                                                        170,322
                                                                    -----------
Hotels, Restaurants & Leisure - 2.6%
  Applebee's International, Inc. ...........................  5,522     167,386
  CEC Entertainment, Inc.* .................................  6,343     162,539
  Pinnacle Entertainment, Inc. .............................  2,197      42,704
                                                                    -----------
                                                                        372,629
                                                                    -----------
Household Durables - 0.3%
  Applica, Inc. ............................................  3,805      43,044
                                                                    -----------
Internet & Catalog Retail - 0.5%
  Coldwater Creek, Inc.* ...................................  2,342      70,553
                                                                    -----------
Media - 4.0%
  Chris Craft Industries., Inc. ............................  1,624     107,285
  Emmis Broadcasting Corp., Class A* .......................  1,672      69,179
  Interpublic Group of Companies, Inc. .....................  1,645      70,735
  SBS Broadcasting SA* .....................................  1,527      83,222
  True North Communications, Inc. ..........................  3,265     143,660
  VDI Media* ............................................... 13,660      95,620
                                                                    -----------
                                                                        569,701
                                                                    -----------
Specialty Retail - 2.4%
  Michaels Stores, Inc.* ...................................  3,956     181,235
  Pacific Sunwear of California* ...........................  5,523     103,556
  Whitehall Jewellers, Inc. ................................  3,434      63,958
                                                                    -----------
                                                                        348,749
                                                                    -----------
Textiles & Apparel - 1.4%
  Guess?, Inc.* ............................................  4,227      59,178
  Kenneth Cole Productions, Inc., Class A* .................  1,579      63,160
  Wellman, Inc. ............................................  5,140      83,204
                                                                    -----------
                                                                        205,542
                                                                    -----------
Real Estate - 0.8%
  Choice Hotels, Inc., REIT* ............................... 11,351     112,801
                                                                    -----------
CONSUMER STAPLES - 0.7%
Food & Drug Retailing - 0.3%
  Fleming Cos., Inc. .......................................  3,345      43,694
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Household Products - 0.4%
  Sola International, Inc.* ................................ 11,857 $    57,803
                                                                    -----------
ENERGY - 6.8%
Energy Equipment & Services - 3.7%
  Cal Dive International, Inc.* ............................  1,576      85,400
  Hanover Compressor Co. ...................................  6,180     234,840
  Nabors Industries, Inc.* .................................  5,163     214,587
                                                                    -----------
                                                                        534,827
                                                                    -----------
Oil & Gas - 3.1%
  Newfield Exploration Co.* ................................  5,096     199,381
  St. Mary Land & Exploration Co. ..........................  2,524     106,166
  Stone Energy Corp.* ......................................  2,395     143,101
                                                                    -----------
                                                                        448,648
                                                                    -----------
FINANCIALS - 12.2%
Banks - 3.7%
  Imperial Bancorp* ........................................ 13,291     206,841
  Roslyn Bancorp, Inc. .....................................  9,795     162,689
  Silicon Valley Bancshares.................................  2,052      87,466
  Staten Islands Bancorp, Inc. .............................  4,129      72,774
                                                                    -----------
                                                                        529,770
                                                                    -----------
Diversified Financials - 7.3%
  Allied Capital Corp. .....................................  3,048      51,816
  American Capital Strategies, Ltd. ........................  9,459     225,834
  Dain Rauscher Corp. ......................................  3,423     225,918
  Eaton Vance Corp. ........................................  1,818      84,083
  Lancaster Colony Corp. ...................................  3,410      65,429
  Southwest Securities Group, Inc. .........................  2,480      92,380
  Triarc Cos, Inc.* ........................................  7,843     160,781
  WFS Financial, Inc. ......................................  8,614     148,591
                                                                    -----------
                                                                      1,054,832
                                                                    -----------
Insurance - 0.4%
  Scpie Holdings, Inc. .....................................  3,030      62,115
                                                                    -----------
Real Estate - 0.8%
  LNR Property Corp., REIT..................................  5,653     110,234
                                                                    -----------
HEALTH CARE - 11.0%
Biotechnology - 5.4%
  Affymetrix, Inc. .........................................    502      82,893
  Corixa Corp.* ............................................  1,828      78,490
  CuraGen Corp. ............................................  1,574      59,910
  Guilford Pharmaceuticals, Inc.* ..........................  3,735      56,258

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value

COMMON STOCKS - continued
HEALTH CARE - continued
Biotechnology - continued
  Human Genome Sciences, Inc. ..............................  1,069 $   142,578
  ImClone Systems, Inc. ....................................    590      45,098
  Millennium Pharmaceuticals, Inc. .........................  1,058     118,364
  Myriad Genetics, Inc.* ...................................    316      46,793
  SuperGen, Inc.* ..........................................  1,942      70,397
  Transkaryotic Therapies, Inc.* ...........................  2,161      79,417
                                                                    -----------
                                                                        780,198
                                                                    -----------
Electronic Equipment & Instruments - 0.7%
  Novoste Corp.* ...........................................  1,567      95,587
                                                                    -----------
Health Care Equipment & Supplies - 1.7%
  ArthroCare Corp.* ........................................  1,160      61,770
  Computer Motion, Inc.* ...................................  7,859      64,837
  Cytyc Corp. ..............................................  1,072      57,218
  Haemonetics Corp. ........................................  2,872      60,312
                                                                    -----------
                                                                        244,137
                                                                    -----------
Health Care Providers & Services - 1.5%
  First Health Group Corp.* ................................  3,105     101,883
  Hooper Holmes, Inc. ...................................... 13,873     110,984
                                                                    -----------
                                                                        212,867
                                                                    -----------
Pharmaceuticals - 1.7%
  Dura Pharmaceuticals, Inc.* ..............................  6,522      93,754
  Jones Pharma, Inc. .......................................  2,284      91,217
  Medicis Pharmaceutical Corp., Class A ....................  1,005      57,285
                                                                    -----------
                                                                        242,256
                                                                    -----------
INDUSTRIALS - 11.5%
Aerospace & Defense - 1.5%
  PerkinElmer, Inc. ........................................  2,272     150,236
  Titan Corp. ..............................................  1,593      71,287
                                                                    -----------
                                                                        221,523
                                                                    -----------
Air Freight & Couriers - 1.2%
  Circle International Group, Inc. .........................  6,665     167,458
                                                                    -----------
Building Products - 0.5%
  Aaon, Inc.* ..............................................  3,139      76,905
                                                                    -----------
Commercial Services & Supplies - 1.2%
  Insurance Auto Auctions, Inc.* ...........................  3,047      64,368
  Startek, Inc.* ...........................................    874      44,028
  United Stationers, Inc. ..................................  2,038      65,980
                                                                    -----------
                                                                        174,376
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Electrical Equipment - 1.0%
  American Superconductor Corp. ............................  1,853 $    89,407
  Cable Design Technologies Corp.* .........................  1,627      54,505
                                                                    -----------
                                                                        143,912
                                                                    -----------
Industrial Conglomerates - 0.6%
  Pentair, Inc. ............................................  2,255      80,052
                                                                    -----------
Machinery - 1.7%
  AGCO Corp. ...............................................  4,708      57,673
  Maverick Tube Corp. ......................................  2,028      59,066
  Shaw Group, Inc. .........................................  2,571     121,158
                                                                    -----------
                                                                        237,897
                                                                    -----------
Marine - 0.3%
  Overseas Shipholding Group, Inc. .........................  1,908      46,985
                                                                    -----------
Road & Rail - 3.5%
  American Freightways Corp.* ..............................  3,681      53,375
  Arkansas Best Corp.* ..................................... 13,561     134,762
  Forward Air Corp. ........................................  2,394      95,760
  Genesee & Wyoming, Inc.* .................................  5,707      95,592
  Roadway Express, Inc. ....................................  5,335     125,039
                                                                    -----------
                                                                        504,528
                                                                    -----------
INFORMATION TECHNOLOGY - 27.5%
Communications Equipment - 3.7%
  Advanced Fibre Communications, Inc. ......................  1,865      84,508
  Allen Telecom, Inc. ......................................  3,911      69,176
  C-COR.net Corp.* .........................................  3,669      99,063
  Emulex Corp. .............................................  1,133      74,424
  Harmonic Lightwaves, Inc.* ...............................    456      11,286
  Natural Microsystems Corp.* ..............................    982     110,413
  Netro Corp. ..............................................  1,475      84,628
                                                                    -----------
                                                                        533,498
                                                                    -----------
Computers & Peripherals - 1.3%
  Pinnacle Systems, Inc.* ..................................  4,185      94,097
  Radisys Corp.* ...........................................  1,715      97,326
                                                                    -----------
                                                                        191,423
                                                                    -----------
Electrical Equipment - 1.1%
  Anaren Microwave, Inc.* ..................................  1,237     162,337
                                                                    -----------
Electronic Equipment & Instruments - 4.5%
  Amkor Technology, Inc. ...................................  1,649      58,230
  Amphenol Corp. ...........................................  1,342      88,824
  Cree Research, Inc.* .....................................    500      66,750

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Special Equity Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
  II-VI, Inc.* ............................................. 1,913  $    92,541
  Kemet Corp.* ............................................. 2,301       57,669
  Kopin Corp.* .............................................   828       57,339
  Macrovision Corp. ........................................ 1,044       66,734
  Mettler Toledo International, Inc. ....................... 1,878       75,120
  Three-Five Systems, Inc.* ................................ 1,388       81,892
                                                                    -----------
                                                                        645,099
                                                                    -----------
Internet Software & Services - 1.1%
  Broadvision, Inc.* ....................................... 1,963       99,745
  Digital Islands, Inc. .................................... 1,046       50,862
                                                                    -----------
                                                                        150,607
                                                                    -----------
Semiconductor Equipment & Products - 10.5%
  ANADIGICS, Inc.* ......................................... 1,925       65,570
  Applied Science & Tech, Inc.* ............................ 2,770       71,674
  Credence Systems Corp. ................................... 1,066       58,830
  Cypress Semiconductor Corp. .............................. 3,162      133,594
  Elantec Semiconductor, Inc. .............................. 1,114       77,562
  Gasonics International Corp.* ............................ 2,740      108,059
  Helix Technology Corp. ................................... 3,565      139,035
  Integrated Device Technology.............................. 2,524      151,124
  International Rectifier Corp. ............................ 1,774       99,344
  Lam Research Corp.* ...................................... 2,669      100,088
  LTX Corp.* ............................................... 3,783      132,169
  Mattson Technology, Inc.* ................................ 2,921       94,933
  Photon Dynamics, Inc.* ...................................   930       69,459
  S3, Inc.* ................................................ 4,116       60,711
  Semtech Corp. ............................................ 1,082       82,756
  Triquint Semiconductor, Inc. .............................   714       68,321
                                                                    -----------
                                                                      1,513,229
                                                                    -----------
Software - 5.3%
  Aspect Communications, Inc. .............................. 1,456       57,239
  Documentum, Inc.* ........................................   876       78,293
  I2 Technologies, Inc.* ...................................   739       77,052
  Mercury Interactive Corp.* ............................... 1,975      191,081
  Pegrine Systems, Inc.* ................................... 7,526      261,058
  Tecnomatix Technologies, Ltd.* ........................... 3,490       47,551
  Wind River Systems, Inc.* ................................ 1,461       55,336
                                                                    -----------
                                                                        767,610
                                                                    -----------
MATERIALS - 7.6%
Chemicals - 3.2%
  Chirex, Inc.* ............................................ 2,577       51,540
  Georgia Gulf Corp. ....................................... 3,331       69,326

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                             Shares    Value

COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
  Lubrizol Corp. ........................................... 5,197  $   109,137
  Material Sciences Corp.* ................................. 4,875       48,750
  Olin Corp. ............................................... 7,302      120,483
  Spartech Corp. ........................................... 2,268       61,236
                                                                    -----------
                                                                        460,472
                                                                    -----------
Construction Materials - 1.0%
  Elcor Chemical Corp. ..................................... 2,503       57,569
  Texas Industries, Inc. ................................... 2,828       81,659
                                                                    -----------
                                                                        139,228
                                                                    -----------
Metals & Mining - 2.3%
  Commercial Metals Co. .................................... 4,769      131,147
  Freeport McMoran Copper & Gold, Inc., Class B* ........... 7,510       69,468
  Lone Star Technologies, Inc.* ............................ 2,827      130,749
                                                                    -----------
                                                                        331,364
                                                                    -----------
Paper & Forest Products - 1.1%
  Glatfelter P. H. Co. ..................................... 6,173       62,887
  Pope & Talbot, Inc. ...................................... 6,314      101,024
                                                                    -----------
                                                                        163,911
                                                                    -----------
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
  NEXTLINK Communications, Inc., Class A* .................. 2,366       89,760
  Powertel, Inc. ........................................... 1,035       73,420
  US LEC Corp., Class A* ................................... 3,955       67,235
                                                                    -----------
                                                                        230,415
                                                                    -----------
UTILITIES - 5.3%
Electric Utilities - 1.6%
  Bangor Hydro Electric Co. ................................ 3,709       86,930
  CMP Group, Inc. .......................................... 2,333       68,386
  El Paso Electric Co. ..................................... 6,763       75,661
                                                                    -----------
                                                                        230,977
                                                                    -----------
Gas Utilities - 3.3%
  CTG Resources, Inc. ...................................... 1,410       51,729
  Equitable Resources, Inc. ................................ 1,763       85,065
  MCN Energy Group, Inc. ................................... 5,053      108,008
  New Jersey Resources Corp. ............................... 3,591      136,682
  Western Gas Resources, Inc. .............................. 4,474       93,954
                                                                    -----------
                                                                        475,438
                                                                    -----------
Water Utilities - 0.4%
  Etown Corp. ..............................................   814       54,080
                                                                    -----------
    Total Common Stocks (cost $13,306,328)..................         14,191,579
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                          Principal
                                                           Amount      Value
SHORT-TERM INVESTMENTS - 1.4%
REPURCHASE AGREEMENTS - 1.4%
  Dresdner Bank AG
   6.40%, dated 6/30/2000, due 7/3/2000, maturity value
   $199,335
   (cost $199,229) (5)................................... $199,229  $   199,229
                                                                    -----------
Total Investments - (cost $13,505,557) - 100.0%....................  14,390,808
Other Assets and Liabilities - 0.0%................................       2,401
                                                                    -----------
Net Assets - 100.0%................................................ $14,393,209
                                                                    -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $13,306,328
 Repurchase agreements, at amortized cost.........................      199,229
-------------------------------------------------------------------------------
 Total identified cost of investments.............................   13,505,557
 Net unrealized gains on securities...............................      885,251
-------------------------------------------------------------------------------
 Market value of securities.......................................   14,390,808
 Receivable for securities sold...................................        7,488
 Receivable for Fund shares sold..................................      139,875
 Dividends and interest receivable................................        3,255
 Prepaid expenses and other assets................................          595
-------------------------------------------------------------------------------
  Total assets....................................................   14,542,021
-------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      137,857
 Advisory fee payable.............................................        7,359
 Due to other related parties.....................................          116
 Accrued expenses and other liabilities...........................        3,480
-------------------------------------------------------------------------------
  Total liabilities...............................................      148,812
-------------------------------------------------------------------------------
Net assets........................................................  $14,393,209
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $14,122,983
 Undistributed net investment loss................................       (4,688)
 Accumulated net realized losses on securities....................     (610,337)
 Net unrealized gains on securities...............................      885,251
-------------------------------------------------------------------------------
Total net assets..................................................  $14,393,209
-------------------------------------------------------------------------------
Shares outstanding................................................    1,191,262
-------------------------------------------------------------------------------
Net asset value per share.........................................  $     12.08
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------
Investment income
 Dividends..........................................................  $  20,513
 Interest...........................................................     19,530
--------------------------------------------------------------------------------
Total investment income.............................................     40,043
--------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................     41,165
 Administrative services fees.......................................      4,459
 Transfer agent fee.................................................        159
 Trustees' fees and expenses........................................         89
 Printing and postage expenses......................................      1,546
 Custodian fee......................................................      1,001
 Professional fees..................................................      5,185
 Other..............................................................         38
--------------------------------------------------------------------------------
 Total expenses.....................................................     53,642
 Less: Expense reductions...........................................     (1,001)
   Fee waivers .....................................................     (7,910)
--------------------------------------------------------------------------------
 Net expenses.......................................................     44,731
--------------------------------------------------------------------------------
 Net investment loss................................................     (4,688)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Net realized losses on securities..................................   (580,886)
--------------------------------------------------------------------------------
 Net change in unrealized gains on securities.......................    673,839
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities....................     92,953
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations...............  $  88,265
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Statements of Changes in Net Assets

                                             Six Months Ended
                                               June 30, 2000           Year Ended
                                                 (Unaudited)     December 31, 1999 (a)
----------------------------------------------------------------------------------------
Operations
 Net investment loss .........................   $     (4,688)       $     (381)
 Net realized gains or losses on
  securities .................................       (580,886)          189,212
 Net change in unrealized gains on
  securities .................................        673,839           211,412
----------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from operations ........................         88,265           400,243
----------------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains ..........................       (210,459)           (7,823)
----------------------------------------------------------------------------------------
    Total distributions to shareholders ......       (210,459)           (7,823)
----------------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold ...................     34,233,683         2,725,653
 Payment for shares redeemed .................    (22,956,522)          (63,713)
 Net asset value of shares issued in
  reinvestment of distributions ..............        179,559             4,323
----------------------------------------------------------------------------------------
    Net increase in net assets resulting
      from capital share transactions ........     11,456,720         2,666,263
----------------------------------------------------------------------------------------
    Total increase in net assets .............     11,334,526         3,058,683
Net assets
 Beginning of period .........................      3,058,683                 0
----------------------------------------------------------------------------------------
 End of period ...............................   $ 14,393,209        $3,058,683
----------------------------------------------------------------------------------------
Undistributed net investment loss ............   $     (4,688)       $        0
----------------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to December 31, 1999.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Six Months Ended  Year Ended December 31,
                                   June 30, 2000   ----------------------------
                                    (Unaudited)    1999 #   1998 #   1997 (a) #
Net asset value, beginning of
 period                               $ 10.56      $ 10.39  $ 10.20    $10.00
                                      -------      -------  -------    ------
Income from investment
 operations
Net investment income                    0.45         0.73     0.64      0.32
Net realized and unrealized
 gains or losses on securities
 and foreign currency related
 transactions                           (0.70)       (0.56)   (0.04)     0.21
                                      -------      -------  -------    ------
Total from investment operations        (0.25)        0.17     0.60      0.53
                                      -------      -------  -------    ------
Distributions to shareholders
 from
Net investment income                   (0.63)           0    (0.41)    (0.31)
Net realized gains                          0            0        0     (0.02)
                                      -------      -------  -------    ------

Total distributions                     (0.63)           0    (0.41)    (0.33)
                                      -------      -------  -------    ------
Net asset value, end of period        $  9.68      $ 10.56  $ 10.39    $10.20
                                      -------      -------  -------    ------
Total return*                          (2.48%)       1.64%    5.91%     5.28%
Ratios and supplemental data
Net assets, end of period
 (thousands)                          $17,533      $18,076  $11,182    $2,204
Ratios to average net assets
 Expenses**                             0.84%+       0.84%    1.02%     1.02%+
 Net investment income                  8.80%+       7.02%    6.05%     5.34%+
Portfolio turnover rate                  132%         205%     231%      119%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
** Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
+   Annualized.
# Net investment income is based on average shares outstanding during the pe-riod.

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                            Schedule of Investments
                           June 30, 2000 (Unaudited)

                                                  Credit Principal
                                                  Rating   Amount      Value

CORPORATE BONDS - 50.4%
CONSUMER DISCRETIONARY - 10.4%
Hotels, Restaurants & Leisure - 6.0%
  Argosy Gaming Co., 10.75%, 06/01/2009..........  B     $  250,000 $   259,688
  Hollywood Casino Corp., 13.00%, 08/01/2006
   144A..........................................  B        300,000     320,250
  Isle of Capri Casinos, Inc., 8.75%,
   04/15/2009....................................  B        350,000     325,500
  Venetian Casino Resort Llc, 12.25%,
   11/15/2004....................................  B-       150,000     152,250
                                                                    -----------
                                                                      1,057,688
                                                                    -----------
Leisure Equipment & Products - 0.4%
  Outboard Marine Corp., Ser. B, 10.75%,
   06/01/2008 p..................................  B        150,000      75,750
                                                                    -----------
Media - 2.9%
  American Lawyer Media, Inc., Ser. B, 9.75%,
   12/15/2007....................................  B        300,000     275,250
  Carmike Cinemas, Inc., Ser. B, 9.375%,
   02/01/2009 p..................................  B-       200,000     110,500
  Loews Ciniplex Entertainment Corp., 8.875%,
   08/01/2008 p..................................  B        250,000     118,750
                                                                    -----------
                                                                        504,500
                                                                    -----------
Multi-line Retail - 1.1%
  Ames Dept. Stores, Inc., 10.00%, 04/15/2006....  B+       300,000     183,000
                                                                    -----------
ENERGY - 5.2%
Energy Equipment & Services - 1.4%
  Parker Drilling Co., Ser. D, 9.75%,
   11/15/2006....................................  B+       250,000     243,125
                                                                    -----------
Oil & Gas - 3.8%
  Chesapeake Energy Corp., Ser. B, 9.625%,
   05/01/2005....................................  B        100,000      97,500
  Petsec Energy, Inc., Ser. B, 9.50%,
   06/15/2007....................................  D        300,000     150,000
  Pioneer Natural Resources Co., 9.625%,
   04/01/2010 p..................................  BB+      400,000     413,703
                                                                    -----------
                                                                        661,203
                                                                    -----------
HEALTH CARE - 3.5%
Health Care Providers & Services - 3.5%
  Lifepoint Hosps. Holdings, Inc., Ser. B,
   10.75%, 05/15/2009 p..........................  B-       300,000     310,500
  Triad Hosps. Holdings, Inc., Ser. B, 11.00%,
   05/15/2009....................................  B-       300,000     308,250
                                                                    -----------
                                                                        618,750
                                                                    -----------
INDUSTRIALS - 6.2%
Commercial Services & Supplies - 3.7%
  Allied Waste, Inc., Ser. B, 10.00%,
   08/01/2009 p..................................  B+       450,000     378,000
  Century Communications Corp., 8.875%,
   01/15/2007....................................  BB-      300,000     277,500
                                                                    -----------
                                                                        655,500
                                                                    -----------
Machinery - 1.0%
  Holley Performance Products, Inc., Ser. B,
   12.25%, 09/15/2007............................  B+       250,000     181,250
                                                                    -----------
Road & Rail - 1.5%
  Greyhound Lines, Inc., Ser. B, 11.50%,
   04/15/2007 p..................................  CC       350,000     253,750
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                  Credit Principal
                                                  Rating   Amount      Value

CORPORATE BONDS - continued
INFORMATION TECHNOLOGY - 2.7%
Internet Software & Services - 2.7%
  PSINet, Inc., 11.50%, 11/01/2008...............  B-    $  500,000 $   472,500
                                                                    -----------
MATERIALS - 4.0%
Containers & Packaging - 4.0%
  Four M Corp., Ser. B, 12.00%, 06/01/2006.......  CCC      500,000     462,500
  Riverwood Intl. Corp., 10.25%, 04/01/2006p ....  B-       250,000     241,250
                                                                    -----------
                                                                        703,750
                                                                    -----------
TELECOMMUNICATION SERVICES - 18.4%
Diversified Telecommunication Services - 11.0%
  Allegiance Telecom, Inc., 12.875%, 05/15/2008..  B        250,000     271,875
  Intermedia Communications, Inc.:
   Ser. B, 8.60%, 06/01/2008.....................  B        175,000     162,750
   Ser. B, Step Bond, 0.00%, 07/15/2007+ ........  B        125,000      98,750
  Level 3 Communications, Inc., 9.125%,
   05/01/2008....................................  B        300,000     270,750
  McLeod USA, Inc., 9.25%, 07/15/2007............  B+       200,000     194,000
  Nextel Communications, Inc., 9.375%,
   11/15/2009....................................  B        275,000     264,000
  Nextlink Communications, Inc., Step Bond,
   0.00%, 06/01/2009+p ..........................  B        300,000     186,000
  Williams Communications Group, Inc., 10.875%,
   10/01/2009....................................  BB-      250,000     245,625
  Winstar Communications, Inc., Sr. Disc. Notes,
   Step Bond, 0.00%,04/15/2005 144A+ ............  B-       500,000     235,000
                                                                    -----------
                                                                      1,928,750
                                                                    -----------
Wireless Telecommunications Services - 7.4%
  AMSC Acquisition Co., Inc., Ser. B, 12.25%,
   04/01/2008....................................  NR       300,000     235,500
  Crown Castle Intl. Corp., 10.75%, 08/01/2011...  B        250,000     254,687
  Telecorp PCS, Inc., Step Bond, 0.00%,
   04/15/2009+p .................................  NA       150,000      98,625
  Voicestream Wireless Corp., 10.375%,
   11/15/2009....................................  B-       675,000     702,000
                                                                    -----------
                                                                      1,290,812
                                                                    -----------
    Total Corporate Bonds (cost $9,448,801)......                     8,830,328
                                                                    -----------
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 9.7%
FINANCIALS - 5.2%
Banks - 3.8%
  Nykredit:
  4.00%, 01/01/2002, DKK.........................  NA     5,250,000     652,917
  5.00%, 10/01/2029, DKK.........................  NA        17,000       1,849
                                                                    -----------
                                                                        654,766
                                                                    -----------
Diversified Financials - 1.4%
  PTC Intl. Fin., 11.25%, 12/01/2009, EUR........  NA       250,000     251,134
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)

                                                  Credit Principal
                                                  Rating   Amount      Value

FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - continued
TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.5%
  Jazztel PLC, 13.25%, 12/15/2009, EUR...........  CCC+  $  500,000 $   441,310
                                                                    -----------
UTILITIES - 2.0%
Water Utilities - 2.0%
  Azurix Corp., 10.375%, 02/15/2007, GBP.........  BB       250,000     359,361
                                                                    -----------
    Total Foreign Bonds-Corporate (cost
     $1,801,527).................................                     1,706,571
                                                                    -----------
FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 9.1%
  Canada, 5.50%, 06/01/2009, CAD.................  AAA    1,623,000   1,069,754
  Germany, 4.50%, 03/15/2002, EUR................  AAA      550,000     521,252
                                                                    -----------
    Total Foreign Bonds-Government (cost
     $1,559,737).................................                     1,591,006
                                                                    -----------
U.S. TREASURY OBLIGATIONS - 18.6%
  U.S. Treasury Bonds, 6.125%, 08/15/2029........  AAA      570,000     576,235
  U.S. Treasury Notes:
   4.50%, 01/31/2001.............................  AAA      300,000     296,719
   4.75%, 11/15/2008.............................  AAA      480,000     436,050
   5.50%, 12/31/2000 - 05/31/2003................  AAA      530,000     523,228
   5.75%, 04/30/2003.............................  AAA      945,000     930,825
   6.00%, 08/15/2009.............................  AAA      250,000     248,047
   6.50%, 02/15/2010.............................  AAA      240,000     248,250
                                                                    -----------
    Total U.S. Treasury Obligations (cost
     $3,301,895).................................                     3,259,354
                                                                    -----------
YANKEE OBLIGATIONS-CORPORATE - 4.2%
INDUSTRIALS - 1.1%
Media - 1.1%
  United Pan-Europe Communication, Ser. B, Step
   Bond, 0.00%, 08/01/2005+p ....................  B        400,000     190,000
                                                                    -----------
MATERIALS - 3.1%
Containers & Packaging - 1.4%
  Grupo Indl. Durango S.A., 12.00%, 07/15/2001...  BB-      250,000     253,125
                                                                    -----------
Paper & Forest Products - 1.7%
  Repap New Brunswick, Inc., 11.50%, 06/01/2004..  B-       300,000     303,000
                                                                    -----------
    Total Yankee Obligations-Corporate (cost
     $758,822)...................................                       746,125
                                                                    -----------
YANKEE OBLIGATIONS-GOVERNMENT - 6.3%
  Brazil, 8.00%, 04/15/2014......................  B+     1,305,295     958,609
  Venezuela, 7.875%, 12/18/2000..................  B        178,570     145,311
                                                                    -----------
    Total Yankee Obligations-Government (cost
     $1,103,705).................................                     1,103,920
                                                                    -----------

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                      Schedule of Investments (continued)
                           June 30, 2000 (Unaudited)


                                                          Shares      Value
WARRANTS - 0.1%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
  Ono Finance, Plc, expiring 5/31/2009 144A* ......            500 $     5,000
                                                                   -----------
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunications Services - 0.1%
  Motient Corp., expiring 4/1/2008* ...............            300      12,038
                                                                   -----------
    Total Warrants (cost $30,000)..................                     17,038
                                                                   -----------

                                                        Principal
                                                          Amount      Value
SHORT-TERM INVESTMENTS - 15.4%
REPURCHASE AGREEMENTS - 6.7%
  State Street Bank & Trust Co.
   Dated 6/30/2000, 6.45%, due 7/3/2000, maturity
   value $1,174,631 (cost $1,174,000) (6)..........     $1,174,000   1,174,000
                                                                   -----------

                                                          Shares      Value
MUTUAL FUND SHARES - 8.7%
  Navigator Prime Portfolio pp ....................      1,519,360   1,519,360
                                                                   -----------
    Total Short-Term Investments (cost
     $2,693,360)...................................                  2,693,360
                                                                   -----------
Total Investments - (cost $20,697,847) - 113.8%...................  19,947,702
Other Assets and Liabilities - (13.8%)............................  (2,414,555)
                                                                   -----------
Net Assets - 100.0%............................................... $17,533,147
                                                                   -----------

                See Combined Notes to Schedules of Investments.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            VA Strategic Income Fund
                      Statement of Assets and Liabilities
                           June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................................................................     $19,523,847
 Repurchase agreements, at amortized cost..........................................................................       1,174,000
------------------------------------------------------------------------------------------------------------------------------------
 Total identified cost of investments..............................................................................      20,697,847
 Net unrealized losses on securities...............................................................................        (750,145)
------------------------------------------------------------------------------------------------------------------------------------
 Market value of securities........................................................................................      19,947,702
 Cash..............................................................................................................          64,499
 Interest receivable...............................................................................................         353,121
 Deferred organization expenses....................................................................................           3,412
------------------------------------------------------------------------------------------------------------------------------------
 Total assets......................................................................................................     20,368,734
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................................................................       1,283,611
 Payable for closed forward foreign currency exchange contracts....................................................          27,158
 Payable for securities on loan....................................................................................       1,519,360
 Advisory fee payable..............................................................................................             607
 Due to other related parties......................................................................................             143
 Accrued expenses and other liabilities............................................................................           4,708
------------------------------------------------------------------------------------------------------------------------------------
 Total liabilities.................................................................................................       2,835,587
------------------------------------------------------------------------------------------------------------------------------------
Net assets.........................................................................................................     $17,533,147
------------------------------------------------------------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................................................................     $18,782,453
 Undistributed net investment income...............................................................................         783,609
 Accumulated net realized losses on securities and foreign
  currency related transactions....................................................................................      (1,269,548)
 Net unrealized losses on securities and foreign currency related
  transactions.....................................................................................................        (763,367)
------------------------------------------------------------------------------------------------------------------------------------
Total net assets...................................................................................................     $17,533,147
------------------------------------------------------------------------------------------------------------------------------------
Shares outstanding.................................................................................................       1,810,662
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share..........................................................................................     $      9.68
------------------------------------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            VA Strategic Income Fund
                            Statement of Operations
                   Six Months Ended June 30, 2000 (Unaudited)

-------------------------------------------------------------------------------
Investment income
 Interest.........................................................  $   853,943
-------------------------------------------------------------------------------
Total investment income...........................................      853,943
-------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................       48,829
 Administrative services fees.....................................        8,723
 Transfer agent fee...............................................          289
 Trustees' fees and expenses......................................          175
 Printing and postage expenses....................................        4,200
 Custodian fee....................................................        4,626
 Professional fees................................................        5,654
 Organization expenses............................................        1,019
 Other............................................................          295
-------------------------------------------------------------------------------
 Total expenses...................................................       73,810
 Less: Expense reductions.........................................       (1,609)
-------------------------------------------------------------------------------
 Net expenses.....................................................       72,201
-------------------------------------------------------------------------------
 Net investment income............................................      781,742
===============================================================================
Net realized and unrealized losses on securities and foreign currency related transactions
 Net realized losses on:
 Securities.......................................................     (826,811)
 Foreign currency related transactions............................      (15,742)
-------------------------------------------------------------------------------
 Net realized losses on securities and foreign currency related
  transactions....................................................     (842,553)
-------------------------------------------------------------------------------
 Net change in unrealized losses on securities and foreign
  currency related transactions...................................     (376,002)
-------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................   (1,218,555)
-------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $  (436,813)
===============================================================================

                  See Combined Notes to Financial Statements.

                       EVERGREEN VARIABLE ANNUITY TRUST
                            VA Strategic Income Fund
                      Statements of Changes in Net Assets

                                               Six Months Ended
                                                June 30, 2000      Year Ended
                                                 (Unaudited)    December 31, 1999
---------------------------------------------------------------------------------
Operations
 Net investment income.......................    $   781,742       $ 1,091,595
 Net realized losses on securities and
  foreign currency related transactions......       (842,553)         (402,121)
 Net change in unrealized losses on
  securities and foreign currency related
  transactions...............................       (376,002)         (357,337)
---------------------------------------------------------------------------------
 Net increase (decrease) in net assets
  resulting from operations..................       (436,813)          332,137
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income.......................     (1,060,384)                0
---------------------------------------------------------------------------------
 Total distributions to shareholders.........     (1,060,384)                0
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...................      1,694,045         9,279,823
 Payment for shares redeemed.................     (1,800,000)       (2,717,874)
 Net asset value of shares issued in
  reinvestment of distributions..............      1,060,384                 0
---------------------------------------------------------------------------------
 Net increase in net assets resulting from
  capital share transactions.................        954,429         6,561,949
---------------------------------------------------------------------------------
  Total increase (decrease) in net assets....       (542,768)        6,894,086
Net assets
 Beginning of period.........................     18,075,915        11,181,829
---------------------------------------------------------------------------------
 End of period...............................    $17,533,147       $18,075,915
---------------------------------------------------------------------------------
Undistributed net investment income..........    $   783,609       $ 1,062,251
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                   Combined Notes to Schedules of Investments

Symbol Description
--------------------------------------------------------------------------------
*      Non incoming producing.
 .      Security which has defaulted on payment of interest and/or principal.
144A Security that may be resold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.
+ Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
f All or a portion of the principal amount of this security was pledged to cover initial margin requirements for open futures contracts.
p      All or a portion of this security is on loan.
pp     Represents investment of cash collateral received for securities on loan.
/\     Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
 .      At June 30, 2000, the Fund owned 2,000 shares of First Union Corp.
       Common Stock at a cost of $69,505. During the period ended June 30, 2000, the Fund earned $960 in dividend income from this investment. This investment in First Union Corp. enables the Fund to maintain a similar weighting as that of the S&P 500 Index.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union.
[_] Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
(1) The repurchase agreement is fully collateralized by $1,765,000 U.S. Treasury Notes, 7.50% 11/15/2001, value including accrued interest is $1,804,156.
(2) The repurchase agreement is fully collateralized by $1,215,000 FNMA, 6.25% 11/20/2001; value including accrued interest is $1,214,104.
(3) The repurchase agreement is fully collateralized by $1,075,000 FNMA, 6.25% 11/20/2001; value including accrued interest is $1,074,221.
(4) The repurchase agreement is fully collateralized by $1,024,850 FHLMC, 6.70% 01/03/2002; value including accrued interest is $1,025,377.
(5) The repurchase agreement is fully collateralized by $200,000 U.S. Treasury Notes, 7.50% 11/15/2001; value including accrued interest is $204,437.
(6) The repurchase agreement is fully collateralized by $1,190,000 FNMA, 5.94% 09/04/2001; value including accrued interest is $1,200,413.

Summary of Abbreviations
ADR   American Depository Receipts
ADS   American Depository Shares
CDD   Canadian Dollar
DKK   Danish Krone
EUR   European Currency
FHLMA Federal Home Loan Mortgage Association
FNMA  Federal National Mortgage Association
GDR   Global Depository Receipts
GBP   Great British Pound
REIT  Real Estate Investment Trust

                  See Combined Notes to Financial Statements.

               Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Variable Annuity Trust (the "Trust") consists of Evergreen VA Blue Chip Fund ("Blue Chip Fund"), Evergreen VA Capital Growth Fund ("Capital Growth Fund"), (formerly Mentor VIP Capital Growth Portfolio), Evergreen VA Eq-uity Index Fund ("Equity Index Fund"), Evergreen VA Fund ("Evergreen Fund"), Evergreen VA Foundation Fund ("Foundation Fund"), Evergreen VA Global Leaders Fund ("Global Leaders Fund"), Evergreen VA Growth Fund ("Growth Fund"), (for-merly Mentor VIP Growth Portfolio), Evergreen VA Growth and Income Fund ("Growth and Income Fund"), Evergreen VA High Income Fund ("High Income Fund"), (formerly Mentor VIP High Income Portfolio), Evergreen VA International Growth Fund ("International Growth Fund"), Evergreen VA Masters Fund ("Masters Fund"), Evergreen VA Omega Fund ("Omega Fund"), Evergreen VA Perpetual International Fund ("Perpetual International Fund"), (formerly Mentor VIP Perpetual Interna-tional Portfolio), Evergreen VA Small Cap Value Fund ("Small Cap Value Fund"), Evergreen VA Special Equity Fund ("Special Equity Fund") and Evergreen VA Stra-tegic Income Fund ("Strategic Income Fund"), (collectively, the "Funds"). Each Fund is a diversified series of the Trust, a Delaware business trust originated on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("the 1940 Act"). Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Effective February 1, 2000, shares of funds in the Trust were substituted for shares of funds in the Mentor Variable Investment Portfolio. The Mentor Vari-able Investment Portfolio consisted of the following diversified series: Mentor VIP Capital Growth Portfolio, Mentor VIP Growth Portfolio, Mentor VIP High In-come Portfolio and Mentor VIP Perpetual International Portfolio (collectively, the "Mentor Portfolios"). As a result of the substitution, shareholders of the Mentor Portfolios became owners of that number of full and fractional shares of the respective fund in the Trust having a net asset value equal to the net as-set value of their shares immediately prior to the substitution of shares as follows:

            Shares owned                Shares received
     -----------------------------------------------------------------------
      Mentor VIP Capital Growth
       Portfolio                   Evergreen VA Capital Growth Fund
      Mentor VIP Growth Portfolio  Evergreen VA Growth Fund
      Mentor VIP High Income
       Portfolio                   Evergreen VA High Income Fund
      Mentor VIP Perpetual
       International Portfolio     Evergreen VA Perpetual International Fund

Since the Mentor Portfolios had substantially similar investment objectives and policies of the respective funds in the Trust and the Mentor Portfolios con-tributed the majority of the net assets and shareholders, the basis of account-ing for assets and liabilities and the operating results of the Mentor Portfo-lios and their performance are being carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where primarily traded. For international securities, the Funds value invest-ments traded on an established exchange on the basis of the last sales price on the exchange where primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Corporate bonds, U.S. government obligations and other fixed income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on mar-ket transactions for comparable securities and analysis of various relation-ships between similar securities which are generally recognized by institu-tional traders. Securities for which valuations are not available from an inde-pendent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities for which valuations are not available (including restricted securi-ties) are valued at fair value as determined in good faith according to proce-dures established by the Board of Trustees.

Mutual fund shares held in a fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securi-ties pledged falls below the carrying value of the repurchase agreement, in-cluding accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investment securities, other assets and liabilities at the daily rate of exchange; purchases and sales of investment securities and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates are a component of net unrealized gains or losses on securities and foreign currency related transactions. Net realized foreign currency gains or losses on foreign currency related transac-tions include: foreign currency gains or losses between trade date and settle-ment date on investment securities transactions, foreign currency related transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts that are actually received. The portion of foreign currency gains or losses related to fluctuations in ex-change rates between the initial purchase trade date and subsequent sale trade date is included in realized gains or losses on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gains or losses on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment adviser(s) will monitor the creditworthiness of such bor-rowers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come and net capital gains, if any, to their shareholders. The Funds also in-tend to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the ex-tent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

I. Distributions
Distributions from net investment income and net realized capital gains for the Funds, if any, are declared and paid at least annually. Distributions to share-holders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles.

J. Organization Expenses
For Capital Growth Fund, Evergreen Fund, Foundation Fund, Growth Fund, Global Leaders Fund, Growth and Income Fund, Omega Fund, Perpetual International Fund and Strategic Income Fund, organization expenses are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Funds are redeemed by any holder during the five-year amor-tization period, redemption proceeds will be reduced by any unamortized organi-zation expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

Expenses relating to the organization of Blue Chip Fund, Equity Index Fund, High Income Fund, International Growth Fund, Masters Fund, Small Cap Value Fund and Special Equity Fund have been reflected, in their entirety, in each Fund's operating results in the first twelve months after the commencement of opera-tions.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of First Union National Bank ("FUNB"), is the investment advisor for Blue Chip Fund and is paid an advisory fee that is calculated and paid daily by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets increase, to the average daily net assets of the Fund.

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union Corp. ("First Union"), is the investment advisor for Capital Growth Fund and is paid a management fee that is computed and paid daily at a rate of 0.80% of the average daily net assets of the Fund.

EIM, an indirect wholly owned subsidiary of FUNB, is the investment advisor for Equity Index Fund and is paid an advisory fee that is calculated and paid daily at an annual rate of 0.32% of its average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.40% of the Fund's average daily net assets.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly owned subsidiary of FUNB, is the investment advisor for Evergreen Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.95% of the Fund's average daily net assets.

EAMC is the investment advisor for Foundation Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.745% of the Fund's aver-age daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.825% of the Fund's average daily net assets.

EAMC is the investment advisor for Global Leaders Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was com-puted daily at an annual rate of 0.95% of the Fund's average daily net assets.

Mentor Advisors is the investment advisor for Growth Fund and is paid a manage-ment fee that is computed and paid daily at a rate of 0.70% of its average daily net assets.

EAMC is the investment advisor for Growth and Income Fund and is paid a manage-ment fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.95% of the Fund's average daily net assets.

Mentor Advisors is the investment advisor for High Income Fund and is paid a management fee that is computed and paid daily at a rate of 0.70% of the Fund's average daily net assets.

EIMC is the investment advisor for International Growth Fund and is paid an ad-visory fee that is calculated and paid daily. The investment advisory fee is calculated by applying percentage rates, starting at 0.66% and declining to 0.36% per annum as net assets increase, to the Fund's average daily net assets. Prior to January 3, 2000, the investment advisory fee was calculated by apply-ing percentage rates, which started at 0.75% and declined to 0.45% as assets increased to the Fund's average daily net assets.

FUNB is the investment advisor for Masters Fund and is paid an advisory fee that is calculated and paid daily at a rate of 0.87% of the average daily net assets of the Fund. Prior to January 3, 2000, the management fee was computed at an annual rate of 0.95% of the Fund's average daily net assets. EAMC, MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Man-agement, Inc. are sub-advisors to the Masters Fund. Subject to the supervision of FUNB, each sub-advisor manages a segment of the Master Fund's portfolio in accordance with the Fund's investment objectives and policies. The Masters Fund pays no direct fees to the sub-advisors for their services.

EIMC is the investment advisor for Omega Fund and is paid an advisory fee that is calculated and paid daily at an annual rate of 0.52% of its average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.60% of the Fund's average daily net assets.

Mentor Perpetual Advisors, LLC ("Mentor Perpetual"), an advisory firm organized in 1995, is owned equally by Perpetual Plc and Mentor Advisors. Mentor Perpet-ual serves as the investment advisor to the Perpetual International Fund and is paid a management fee that is computed and paid daily at a rate of 1.00% of its average daily net assets.

EAMC is the investment advisor for Small Cap Value Fund and is paid a manage-ment fee that is computed and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed daily at an annual rate of 0.95% of the Fund's average daily net assets.

Meridian Investment Company ("MIC"), an indirect, wholly owned subsidiary of FUNB, is the investment advisor for Special Equity Fund and is paid an advisory fee that is calculated and paid daily at an annual rate of 0.92% of its average daily net assets. Prior to January 3, 2000, the management fee was computed at an annual rate of 1.00% of the Fund's average daily net assets.

EIMC is the investment advisor for Strategic Income Fund and is paid an advi-sory fee that is calculated and paid daily at an annual rate of 2.00% of the Fund's gross investment income plus an amount which is determined by applying percentage rates, starting at 0.36% and declining to 0.11% as net assets in-crease, to the average daily net assets of the Fund. Prior to January 3, 2000, the advisory fee was calculated at an annual rate of 2.00% of the Fund's gross investment income plus an amount which was determined by ap-plying percentage rates, starting at 0.45% and declining to 0.20% as net assets increased, to the Fund's average daily net assets.

Lieber & Company also provides brokerage services for Evergreen Fund, Founda-tion Fund, Global Leaders Fund, Growth and Income Fund, Masters Fund, and Small Cap Value Fund with respect to substantially all security transactions executed on the New York or American Stock Exchanges. For transactions executed during the six months ended June 30, 2000, Evergreen Fund, Foundation Fund, Global Leaders Fund, Growth and Income Fund, and Masters Fund incurred brokerage com-missions of $5,243, $12,355, $8,429, $26,492 and $4,640, respectively, with
Lieber & Company.

For the six months ended June 30, 2000, the investment advisors voluntarily waived and/or reimbursed the following amounts:

                                                       Waived  Reimbursed
                                                       ------------------
         Blue Chip Fund............................... $13,442    $  0
         Capital Growth Fund..........................  20,914       0
         Equity Index Fund............................  36,839     320
         Evergreen Fund...............................  19,182       0
         Global Leaders Fund..........................  27,301       0
         Growth Fund..................................  44,214       0
         Growth and Income Fund.......................  28,349       0
         High Income Fund.............................   2,749       0
         International Growth Fund....................  16,728       0
         Masters Fund.................................  18,106       0
         Small Cap Value Fund.........................   7,532       0
         Special Equity Fund..........................   7,910       0

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Of-ficers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

The administrator and sub-administrator for the Funds were entitled to an an-nual fee based on the average daily net assets of the funds administered by EIS for which First Union or its investment advisory subsidiaries are also the in-vestment advisors. The administration fee was calculated by applying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets in-creased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and de-clined to 0.004% per annum as net assets increased, to the average daily net assets of each Fund.

During the six months ended June 30, 2000, the Funds paid or accrued the fol-lowing amounts to EIS for administration fees and sub-administration fees:

                                         Administration Sub-administration
                                              Fee              Fee
                                         ---------------------------------
         Blue Chip Fund................     $   902          $     0
         Capital Growth Fund...........      14,168                0
         Equity Index Fund.............       6,762            4,646
         Evergreen Fund................      34,138              681
         Foundation Fund...............      43,714           33,822
         Global Leaders Fund...........      13,657              232
         Growth Fund...................       9,460                0
         Growth and Income Fund........      40,194              809
         High Income Fund..............       2,573               64
         International Growth Fund.....       1,619            1,037
         Masters Fund..................       6,822            4,946
         Omega Fund....................      15,500            8,350
         Perpetual International Fund..      13,831                0
         Small Cap Value Fund..........       2,874               52
         Special Equity Fund...........       4,395               64
         Strategic Income Fund.........       8,547              176

Evergreen Service Company ("ESC"), an indirect, wholly-owned subsidiary of First Union, is the transfer and dividend disbursing agent for the Funds.

4. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with a $0.001 par value authorized. Transactions in shares of the Funds were as fol-lows:

                                            Six Months Ended    Year Ended
                                             June 30, 2000   December 31, 1999
------------------------------------------------------------------------------

Blue Chip Fund (a)
Shares sold................................      539,525
Shares redeemed............................            0
Shares issued in reinvestment of
 distributions.............................            0
------------------------------------------------------------------------------
Net increase...............................      539,525
------------------------------------------------------------------------------

Capital Growth Fund
Shares sold................................      201,039           744,068
Shares redeemed............................     (175,427)         (265,656)
Shares issued in reinvestment of
 distributions.............................       64,486             5,444
------------------------------------------------------------------------------
Net increase...............................       90,098           483,856
------------------------------------------------------------------------------

Equity Index Fund (b)
Shares sold................................      857,039         1,626,422
Shares redeemed............................         (810)           (1,117)
Shares issued in reinvestment of
 distributions.............................        1,987             1,919
------------------------------------------------------------------------------
Net increase...............................      858,216         1,627,224
------------------------------------------------------------------------------

Evergreen Fund
Shares sold................................      469,132         1,086,105
Shares redeemed............................     (141,933)         (380,136)
Shares issued in reinvestment of
 distributions.............................       66,170           331,321
------------------------------------------------------------------------------
Net increase...............................      393,369         1,037,290
------------------------------------------------------------------------------

Foundation Fund
Shares sold................................    2,225,418         3,888,229
Shares redeemed............................     (143,201)         (210,326)
Shares issued in reinvestment of
 distributions.............................       54,065           177,859
------------------------------------------------------------------------------
Net increase...............................    2,136,282         3,855,762
------------------------------------------------------------------------------

Global Leaders Fund
Shares sold................................    1,200,063           713,152
Shares redeemed............................     (223,068)         (143,281)
Shares issued in reinvestment of
 distributions.............................            0             5,490
------------------------------------------------------------------------------
Net increase...............................      976,995           575,361
------------------------------------------------------------------------------

(a) For the period from April 28, 2000 (commencement of operations) to June 30, 2000.
(b) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                                            Six Months Ended    Year Ended
                                             June 30, 2000   December 31, 1999
------------------------------------------------------------------------------

Growth Fund
Shares sold................................      164,043           400,486
Shares redeemed............................      (68,037)         (221,726)
Shares issued in reinvestment of
 distributions.............................            0             1,634
------------------------------------------------------------------------------
Net increase...............................       96,006           180,394
------------------------------------------------------------------------------

Growth and Income Fund
Shares sold................................      314,067           959,190
Shares redeemed............................     (134,040)         (300,975)
Shares issued in reinvestment of
 distributions.............................       95,414           272,834
------------------------------------------------------------------------------
Net increase...............................      275,441           931,049
------------------------------------------------------------------------------

High Income Fund (a)
Shares sold................................          430           517,952
Shares redeemed............................         (245)             (291)
Shares issued in reinvestment of
 distributions.............................            0               519
------------------------------------------------------------------------------
Net increase...............................          185           518,180
------------------------------------------------------------------------------

International Growth Fund
Shares sold................................      277,858           166,805
Shares redeemed............................       (2,984)          (27,055)
Shares issued in reinvestment of
 distributions.............................       11,433             5,974
------------------------------------------------------------------------------
Net increase...............................      286,307           145,724
------------------------------------------------------------------------------

Masters Fund (b)
Shares sold................................      811,187         1,508,534
Shares redeemed............................          (44)          (29,082)
Shares issued in reinvestment of
 distributions.............................       54,688            21,338
------------------------------------------------------------------------------
Net increase...............................      865,831         1,500,790
------------------------------------------------------------------------------

Omega Fund
Shares sold................................    2,009,078           939,320
Shares redeemed............................       (8,896)          (27,094)
Shares issued in reinvestment of
 distributions.............................       61,507                 0
------------------------------------------------------------------------------
Net increase...............................    2,061,689           912,226
------------------------------------------------------------------------------

Perpetual International Fund
Shares sold................................      248,086           497,308
Shares redeemed............................      (23,192)          (75,708)
Shares issued in reinvestment of
 distributions.............................      117,621               694
------------------------------------------------------------------------------
Net increase...............................      342,515           422,294
------------------------------------------------------------------------------

(a) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
(b) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.

                                            Six Months Ended    Year Ended
                                             June 30, 2000   December 31, 1999
------------------------------------------------------------------------------

Small Cap Value Fund
Shares sold................................       191,907         352,514
Shares redeemed............................       (11,143)       (127,570)
Shares issued in reinvestment of
 distributions.............................             0          26,058
------------------------------------------------------------------------------
Net increase...............................       180,764         251,002
------------------------------------------------------------------------------

Special Equity Fund (a)
Shares sold................................     2,716,887         263,419
Shares redeemed............................    (1,797,164)         (5,564)
Shares issued in reinvestment of
 distributions.............................        13,301             383
------------------------------------------------------------------------------
Net increase...............................       933,024         258,238
------------------------------------------------------------------------------

Strategic Income Fund
Shares sold................................       169,845         895,646
Shares redeemed............................      (178,538)       (260,018)
Shares issued in reinvestment of
 distributions.............................       107,435               0
------------------------------------------------------------------------------
Net increase...............................        98,742         635,628
------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended June 30, 2000:

                              Cost of Purchases      Proceeds from Sales
                           -----------------------------------------------
                              U.S.      Non-U.S.      U.S.      Non-U.S.
                           Government  Government  Government  Government
                           -----------------------------------------------
    Blue Chip Fund.......  $         0 $ 5,955,766 $         0 $   987,439
    Capital Growth Fund..      426,165  10,215,516     457,728   9,898,042
    Equity Index Fund....            0   9,661,618           0     280,639
    Evergreen Fund.......            0  42,870,153           0  40,617,771
    Foundation Fund......   19,873,078  76,998,958   5,925,710  64,168,967
    Global Leaders Fund..            0  16,332,966           0   3,386,982
    Growth Fund..........            0  14,041,183           0  12,367,577
    Growth and Income
      Fund...............   22,183,206           0  20,202,341           0
    High Income Fund.....            0   3,240,936           0   3,369,898
    International Growth
      Fund...............            0   6,584,495           0   3,741,910
    Masters Fund.........            0  18,591,200           0   9,428,866
    Omega Fund...........            0  73,154,237           0  30,154,615
    Perpetual
      International Fund.            0  22,025,281           0  17,809,285
    Small Cap Value Fund.            0   4,358,691           0   3,188,713
    Special Equity Fund..            0  31,958,035           0  20,637,598
    Strategic Income
      Fund...............    5,577,110  17,419,031   7,858,054  13,942,676

The Strategic Income Fund loaned securities during the six months ended June 30, 2000 to certain brokers who paid the Fund a negotiated lenders' fee. These fees are included in interest income. At June 30, 2000, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,492,082 and $1,519,360, respectively. During the six months ended June 30, 2000, the Strategic Income Fund earned $3,947 in income from securities lend-ing.

At June 30, 2000, the International Growth Fund had forward foreign exchange contracts outstanding as follows:

      Forward Foreign Currency Exchange Contracts to Sell:

         Exchange    Contracts to      U.S. Value    In exchange Unrealized
           Date         Deliver     at June 30, 2000 For U.S. $     Loss
         ------------------------------------------------------------------
         8/14/2000  Canadian Dollar     $160,806      $160,000      $806

At June 30, 2000, the Perpetual International Fund had forward foreign exchange contracts outstanding as follows:

      Forward Foreign Currency Exchange Contracts to Sell:

         Exchange    Contracts to      U.S. Value      In exchange   Unrealized
           Date        Deliver      at June 30, 2000   For U.S. $       Gain
         ----------------------------------------------------------------------
         1/29/2001   Japanese Yen      $1,947,514      $2,000,000     $52,486
         1/29/2001   Japanese Yen       1,377,180       1,400,000      22,820
                                                                      -------
                                                                      $75,306
                                                                      =======

At June 30, 2000, the Equity Index Fund had open futures contracts outstanding as follows:

                                          Initial
                                          Contract    Value at    Unrealized
         Expiration       Contracts        Amount   June 30, 2000    Loss
         -------------------------------------------------------------------
         September
          2000        1000 S&P 500 Index $1,487,750  $1,468,072    $(19,678)

Capital losses incurred after October 31, 1999 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. For the fiscal year ended December 31, 1999, International Growth, Small Cap Value and Strategic Income Fund incurred and elected to defer $381, $110,166 and $59,756, respectively.

6. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Funds' expenses. The amount of expense reductions received by each Fund and the impact on each Fund's expense ratio represented as a percentage of its average daily net assets were as follows:

                                                                  % of
                              Expense                   Total    Average
                               Offset     Brokerage    Expense     Net
                            Arrangements Transactions Reductions Assets
                            --------------------------------------------
         Blue Chip Fund...     $ 112        $   0       $  112    0.01%
         Capital Growth
          Fund............       663            0          663    0.00%
         Equity Index
          Fund............     1,217            0        1,217    0.01%
         Evergreen Fund...     2,565        7,144        9,709    0.03%
         Foundation Fund..     8,485        9,900       18,385    0.02%
         Global Leaders
          Fund............     2,839            0        2,839    0.02%
         Growth Fund......       658            0          658    0.01%
         Growth and Income
          Fund............     2,830          100        2,930    0.01%
         High Income
          Fund............       312            0          312    0.01%
         International
          Growth Fund.....       805            0          805    0.03%
         Masters Fund.....       818            0          818    0.01%
         Omega Fund.......     1,368          832        2,200    0.01%
         Perpetual
          International
          Fund............     1,993            0        1,993    0.01%
         Small Cap Value
          Fund............       688            0          688    0.02%
         Special Equity
          Fund............     1,001            0        1,001    0.02%
         Strategic Income
          Fund............     1,609            0        1,609    0.02%

7. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Funds may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Funds. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

8. FINANCING AGREEMENT

On July 27, 1999, all of the Evergreen Funds and a group of banks (the "Lend-ers") entered into a credit agreement. Each series of the Trust is a party to this agreement. Under this agreement, the Lenders provided an unsecured revolv-ing credit commitment in the aggregate amount of $1.050 billion. The credit fa-cility is allocated, under the terms of the financing agreement, among the Lenders. The credit facility is accessed by the Funds for temporary of emer-gency purposes to fund the redemption of their shares or a general working cap-ital as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including De-cember 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolv-ing credit commitment. The commitment fee is allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. is paid a one-time arrangement fee of $250,000. State Street served as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the six months ended June 30, 2000, the Funds had no borrowings pursuant to this line of credit.

9. CONCENTRATION OF RISK

The Funds may invest a substantial portion of its assets in an industry or sec-tor and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighed in any in-dustry or sector.

                              Variable Annuities



                         ----------------------------
                          NOT       May lose value
                          FDIC
                          INSURED   No bank guarantee
                         ----------------------------

                      Evergreen Investment Services,Inc.





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